1933 Act File No. 33-36729
1940 Act File No. 811-6165

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No.
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Post-Effective Amendment No. 82
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and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
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Amendment No. 81
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Federated Hermes Municipal Securities Income Trust
(Exact name of Registrant as Specified in Charter)

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
(Address of Principal Executive Offices)
(412) 288-1900
(Registrant’s Telephone Number, including Area Code)
Peter J. Germain, Esquire
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
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immediately upon filing pursuant to paragraph (b)
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On October 29, 2020 pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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On pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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On pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
October 31, 2020

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | MMIFX	Institutional | MMFIX

Federated Hermes Michigan Intermediate Municipal Fund
(formerly, Federated Michigan Intermediate Municipal Trust)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
A mutual fund seeking to provide current income by investing in a portfolio of tax-exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Michigan and Michigan municipalities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.
Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Michigan Intermediate Municipal Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide current income exempt from federal regular income tax and personal income taxes imposed by the state of Michigan and Michigan municipalities.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A) or Institutional Shares (IS) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “ What Do Shares Cost? ” section of the Prospectus on page 16 and in “ Appendix B ” to this Prospectus. If you purchase the Fund’s IS Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.
Shareholder Fees (fees paid directly from your investment)	A	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	None	None
Other Expenses	0.69%	0.52%
Total Annual Fund Operating Expenses	1.09%	0.92%
Fee Waivers and/or Expense Reimbursements [1]	(0.32)%	(0.40)%
Total Annual Fund Operating Expenses After Fee Waivers and/orExpense Reimbursements	0.77%	0.52%
1
  The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.77% and 0.52% (the “ Fee Limit ” ), respectively, up to but not including the later of (the “ Termination Date ” ): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees (the “ Trustees ” ).
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$408	$636	$883	$1,589
IS	$94	$293	$509	$1,131
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its objective by investing in a portfolio of tax-exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal alternative minimum tax (AMT) for individuals.
The Fund’s portfolio securities will be investment grade or of comparable quality. Investment-grade securities are securities that receive investment grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical ratings organization (NRSRO) or unrated securities of comparable quality. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth highest rating category, respectively.
Under normal market conditions, the Fund’s dollar-weighted average portfolio maturity is between three and ten years, and its average-weighted duration is between three and seven years. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.
The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments in an attempt to benefit from changes in the value of the underlying investments(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund’s portfolio or to hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy and are calculated at market value.
The Fund also may invest in certain securities or other investments (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust.
The Fund will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. This policy may not be changed without shareholder approval.
What are the Main (or Principal) Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■  Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
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■  Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■  Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■  Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■  Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■  Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
■  Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■  Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■  Sector Risk. Since the Fund invests in a portfolio of Michigan tax-exempt securities, the Fund may be subject to additional risks compared to funds that invest in multiple states. Although it has diversified, Michigan’s economy is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturns in these industries may adversely affect the economy of the state. A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.
■  Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
■  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
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■  Risk of Non-Diversified Fund. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
■  Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects.
■  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.
■  Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “ Products ” section at FederatedInvestors.com or by calling 1-800-341-7400 .

The total returns shown in the bar chart do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s A class total return for the nine-month period from January 1, 2020 to September 30, 2020, was 3.23%.
Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 3.34% (quarter ended June 30, 2011). Its lowest quarterly return was (3.37)% (quarter ended December 31, 2016).
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Average Annual Total Return Table
The Fund’s IS class commenced operations on April 28, 2020. For the periods prior to commencement of operations of the Fund’s IS class, the performance information shown below is for the Fund’s A class. The performance of the A class has not been adjusted to reflect the expenses of the IS class since the IS class has a lower expense ratio than the A class. The performance shown in the table has been adjusted to reflect differences between the sales loads and charges imposed on the purchase and redemption of the Fund’s IS class and A class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the A class, and after-tax returns for the IS class will differ from those shown for the A class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.
(For the Periods Ended December 31, 2019)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	2.65%	1.77%	3.02%
Return After Taxes on Distributions	2.63%	1.72%	2.99%
Return After Taxes on Distributions and Sale of Fund Shares	2.55%	1.90%	2.97%
IS:
Return Before Taxes	5.85%	2.39%	3.34%
S&P Municipal Bond Intermediate Index [1] (reflects no deduction of fees, expenses or taxes)	6.92%	3.30%	4.13%
S&P Municipal Bond MI, Investment Grade, 3-15 Years Index [2] (reflects no deduction of fees, expenses or taxes)	7.04%	3.58%	4.43%
S&P Municipal Bond MI, Investment Grade, 1-15 Years Index [3] (reflects no deduction of fees, expenses or taxes)	6.02%	3.03%	3.59%
Morningstar Municipal Single State Intermediate Funds Average [4]	5.69%	2.44%	3.20%
1
  The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of 15 years. It is a subindex of the S&P Municipal Bond Index which tracks fixed-rate tax-free bonds and bonds subject to the alternative minimum tax (AMT). The index includes bonds of all quality – from “ AAA ” to non-rated, including defaulted bonds – from all sectors of the municipal bond market.
2
  The S&P Municipal Bond MI, Investment Grade, 3-15 represents the portion of the MI Index composed solely of bonds that are rated “ BBB-/Baa3 ” or higher with remaining maturities between three and fifteen years.
3
  The Fund’s Adviser elected to change the secondary index from the S&P Municipal Bond MI, Investment Grade, 3-15 Years Index to the S&P Municipal Bond MI, Investment Grade, 1-15 Years Index. The S&P Municipal Bond MI, Investment Grade, 1-15 Years Index represents the portion of the MI Index composed solely of bonds that are rated ”BBB-/Baa3” or higher with remaining maturities up to fifteen years.
4
  Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund’s portfolio manager since May 1998.
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October 2017.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate ( “ Financial Intermediary ” ) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A Class
The minimum investment amount for the Fund’s A class is generally $1,500 for initial investments and $100 for subsequent investments. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
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IS Class
The minimum initial investment amount for the Fund’s IS Class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
TAX INFORMATION
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be tax exempt. Dividends may be subject to state and local taxes (except for Michigan taxes, to the extent derived from Michigan tax-exempt investments and eligible for tax-exempt treatment under Michigan law). Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.
The Fund pursues its objective by investing in a portfolio of tax-exempt securities so that, normally (except as discussed in this Prospectus), distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal AMT for individuals.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to provide current income exempt from federal regular income tax and personal income taxes imposed by the state of Michigan and Michigan municipalities. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal strategies.
The Fund invests in a portfolio of tax-exempt securities so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. Interest income from the Fund’s investments may be subject to AMT for individuals.
The Fund’s portfolio securities will be investment grade or of comparable quality. Investment -grade securities are securities that receive investment grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth highest rating category, respectively.
The investment-grade, tax-exempt securities in which the Fund invests generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks. The derivative contracts and hybrid instruments in which the Fund invests generally are subject to these risks, as well as the risks of investment in derivative contracts and hybrid instruments, all as described in this Prospectus.
Under normal market conditions, the Fund’s dollar-weighted average portfolio maturity is between three and ten years, and its average-weighted duration is between three and seven years.
The Fund’s investment adviser ( “ Adviser ” ) actively manages the Fund’s portfolio, seeking to manage the interest rate risk and credit risk assumed by the Fund and to provide enhanced levels of after-tax total return.
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The Adviser manages the Fund’s interest rate risk by adjusting the duration of its portfolio. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. “ Duration ” measures the price sensitivity of a fixed-income security to changes in interest rates. The greater a portfolio’s duration, the greater the potential change in the portfolio’s value in response to a change in market interest rates. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration.
The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including (among others) the following:
■  Current and expected U.S. economic growth;
■  Current and expected interest rates and inflation;
■  The Federal Reserve’s monetary policy; and
■  Supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
The Adviser manages credit risk by performing a fundamental credit analysis on tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others) the following:
■  The economic feasibility of revenue bond financings and general purpose financings;
■  The financial condition of the issuer or guarantor; and
■  Political developments that may affect credit quality.
The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing, as the Adviser considers necessary or appropriate in accordance with its procedures, periodic financial data and ratings of NRSROs. In addition to the review process described above, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering; and may engage in detailed discussions with the issuer regarding the offering.
The Adviser attempts to provide enhanced levels of after-tax total return. Total return consists of two components: (1) income received from the Fund’s portfolio securities; and (2) changes in the market value of the Fund’s portfolio securities and attendant increase or decrease in the net asset value (NAV) of Fund Shares. The Adviser seeks total return on an after-tax basis, so that it will try to maximize tax-exempt income distributions; make limited ordinary income distributions; and minimize or eliminate capital gains distributions.
In seeking to increase incremental after-tax total returns, the Fund may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■  increase or decrease the effective duration of the Fund portfolio;
■  obtain premiums from the sale of derivative contracts;
■  realize gains from trading a derivative contract; or
■  hedge against potential losses.
There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value. The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust.
Because the Fund refers to Michigan municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. This policy may not be changed without shareholder approval.
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TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Fund’s investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors and to that extent fail to meet its investment objectives.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
TAX-EXEMPT SECURITIES
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.
The following describes the principal types of tax-exempt securities in which the Fund may invest:
General Obligation Bonds (A Type of Tax-Exempt Security)
General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.
Special Revenue Bonds (A Type of Tax-Exempt Security)
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.
Private Activity Bonds (A Type of Special Revenue Bond)
Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company’s loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.
Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).
The interest on many types of private activity bonds is subject to the AMT. The Fund may invest in bonds subject to AMT.
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Tax Increment Financing Bonds (A Type of Tax-Exempt Security)
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.
Municipal Leases (A Type of Tax-Exempt Security)
Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.
The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation (COPs). However, the Fund may also invest directly in individual leases.
Zero-Coupon Securities (A Type of Fixed-Income, Tax-Exempt Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind, PIK securities or toggle securities.
Inverse Floaters (A Type of Fixed-Income, Tax-Exempt Security)
An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. Inverse floaters are used to enhance the income from a bond investment by employing leverage. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.
Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Municipal mortgage-backed securities generally have fixed interest rates.
Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are unstructured bonds backed by the net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.
PACs (A Type of Municipal Mortgage-Backed Security)
PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class(es). PACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference
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Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash-settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “ collateral ” ). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasuryand/or government agency securities.
The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.
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Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps, and caps and floors.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Credit Enhancement
The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
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Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities in each case, as provided by the SEC or SEC staff guidance. This requirement may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Investment Ratings for Investment-Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB including modifiers, sub-categories and gradations) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
Additional Information Regarding the Security Selection Process
As part of analysis inherent in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors. This qualitative analysis does not automatically result in including or excluding specific securities but is used by Federated Hermes as an additional input to improve portfolio risk/return characteristics.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
TAX-EXEMPT SECURITIES Risk
The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Other factors include the general conditions of the tax-exempt securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Like other issuers, there is no guarantee that the issuers of such securities will have sufficient revenues to satisfy their obligations (such as, for example, the payment of interest or principal when due). Legal, economic, political or other developments may raise impairments (such as, for example, limitations under applicable law on the issuer’s authority to raise taxes, prolonged budgetary processes, declining real
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estate values, increasing pension liabilities or declining tax revenues which may occur due to shifting demographics or other factors) to such issuer’s budgetary flexibility, liquidity and ability to satisfy its obligations. Such impairments may cause a downgrade in the credit ratings of such an issuer, or the securities issued or supported by it, and may cause such an issuer to defer payment of certain obligations, reduce or eliminate appropriations and/or default on its obligations.
Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of such issuers may continue or get worse. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability. As a result, in such situations, there would be heightened risk that there could be an interruption in payments to holders of tax-exempt securities in some cases. There also could be a reduction in the market value of the tax-exempt securities held by the Fund, which could adversely affect the Fund’s net asset value or the distributions paid by the Fund.
INTEREST RATE RISK
Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. The duration of a fixed-income security may be equal to or shorter than the stated maturity of a fixed-income security. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates. For example, if a fixed-income security has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the security’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the security’s value to increase about 3%.
The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Certain of the Fund’s investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities. With respect to the Fund’s investments described in the preceding sentence, the value of such Fund investments may be negatively affected (or positively affected) when the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities.
ISSUER Credit Risk
It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Fitch Rating Service, Moody’s Investor Services, Inc. and Standard & Poor’s that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
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COUNTERPARTY CREDIT RISK
Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
LIQUIDITY RISK
Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. Trading opportunities also are more limited for inverse floaters that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Tax Risk
In order to pay interest that is exempt from federal, state or local income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
Changes or proposed changes in federal, state or local tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.
The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
Leverage Risk
The tax-exempt securities, derivative contracts and hybrid instruments in which the Fund may invest can be principal investment strategies for the Fund and may be subject to leverage risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
CALL RISK
The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “ call ” ) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
SECTOR RISK
A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics, or by issuers located in the same state (such as Michigan). As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in economic cycle affecting credit losses and regulatory changes.
Although it has diversified, Michigan’s economy is still heavily dependent upon certain industries, especially automobile, manufacturing and related industries. Any downturn in these industries may adversely affect the economy of the state.
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Since the Fund invests in a portfolio of Michigan tax-exempt securities: (a) the Fund may be subject to additional risks compared to funds that invest in multiple states; and (b) the Fund’s performance also may be negatively affected by other local, state or regional factors, such as, for example, natural disasters, which may affect the creditworthiness of municipal issuers or otherwise disrupt the local, state or regional economy or certain sectors of the economy.
PREPAYMENT AND EXTENSION RISK
Unlike traditional fixed-income securities (including tax-exempt securities), which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.
For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.
Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.
Generally, municipal mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a municipal mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ). An increase in the spread will cause the price of the municipal mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.
A single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.
RISK OF NON-DIVERSIFIED FUND
The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
RISK RELATED TO THE ECONOMY
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility,
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illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund’s performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities. This may increase redemptions from funds that hold large amounts of certain securities, and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.
Epidemic and Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ( “ COVID-19 ” ). This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund’s investments, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “ CARES Act ” ), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In addition, in mid-March 2020 theU.S. Federal Reserve ( “ Fed ” ) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves
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risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “ How to Purchase Shares ” and “ How to Redeem and Exchange Shares ” ), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge ( “ public offering price ” ). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The Fund’s current NAV and/or public offering price may be found at FederatedInvestors.com , via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.
In calculating its NAV, the Fund generally values investments as follows:
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees ( “ Board ” ).
■  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market
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quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge [2]	Contingent Deferred Sales Charge [3]
A	$1,500/$100	3.00%	0.00%
1
  Please see “ By Systematic Investment Program ” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
2
  Front-End Sales Charge is expressed as a percentage of public offering price. See “ Sales Charge When You Purchase. ”
3
  See “ Sales Charge When You Redeem. ”
SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.
A:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	3.00%	3.09%
$50,000 but less than $100,000	2.50%	2.56%
$100,000 but less than $250,000	2.00%	2.04%
$250,000 but less than $500,000	1.50%	1.52%
$500,000 but less than $1 million	1.00%	1.01%
$1 million or greater [1]	0.00%	0.00%
1
  A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. CDSC exceptions may apply, see “ Sales Charge When You Redeem. ”
REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.
You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.
In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ( “ Qualifying Accounts ” ). Qualifying Accounts mean those share accounts in the Federated Hermes funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “ Section 529 ” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.
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In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on FederatedInvestors.com free of charge, Federated Hermes does not disclose this information separately on the website.
Contingent upon notification to the Transfer Agent, the sales charge at purchase of the A class only, may be reduced or eliminated by:
Larger Purchases
■  Purchasing the A class in greater quantities to reduce the applicable sales charge;
Concurrent and Accumulated Purchases
■  Excluding any Federated Hermes fund A class without a sales charge ( “ no-load A class ” ), combining concurrent purchases of and/or current investments in the A class, B class, C class, F class and R class of any Federated Hermes fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the A class, B class, C class,F class and R class shares of any Federated Hermes fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
Letter of Intent
■  Signing a letter of intent to purchase a qualifying amount of the A class within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
ELIMINATING The SALES CHARGE
Your investment may qualify for a sales charge waiver. Sales charge waivers offered by the Fund are listed below. In order to receive a sales charge waiver, you must inform your financial intermediary or the Transfer Agent at the time of each purchase that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase or acquire Shares:
■  within 120 days of redeeming Shares of an equal or greater amount (see “ 120 Day Reinstatement Program ” below);
■  through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■  with reinvested dividends or capital gains;
■  issued in connection with the merger, consolidation or acquisition of the assets of another fund. Further, the sales charge will be eliminated on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV, provided that such purchased Shares are held directly with the Fund’s transfer agent. If the Shares are held through a financial intermediary, the sales charge waiver will not apply (A class only);
■  as a Federated Life Member (Federated shareholders who originally were issued shares through the “ Liberty Account, ” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (A class only);
■  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
■  pursuant to the exchange privilege.
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The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of any no-load A class unless your no-load A class shares were acquired through an exchange of shares on which the sales charge had previously been paid.
120 Day reinstatement program
Within 120 days of redeeming Class A Shares of the Fund, upon proper notification to the Fund’s Transfer Agent, you may reinvest all or a portion of the redemption proceeds in Class A Shares of the Fund at net asset value, without the imposition of a sales charge or CDSC. Please note:
■  The ownership of the account receiving the purchase is not required to be identical to that of the account in which the redemption was placed; however, the registration of the account receiving the purchase must include at least one registered shareholder of the account from which the redemption occurred.
■  You will not be reimbursed for any fees originally incurred on the redemption (e.g., CDSC or redemption fees) by subsequently participating in the 120 DayReinstatement Program.
■  The 120 Day Reinstatement Program does not supersede or override any restrictions placed on an account due to frequent trading and/or client contractual issues.
Additional operational restrictions may apply, please contact a Client Service Representative at 1-800-341-7400 for more information.
sales charge when you redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). Shares otherwise subject to a CDSC will not be charged a CDSC at the time of an exchange; however, the CDSC will continue to be measured from the date of your original purchase. The CDSC schedule applicable to your original purchase will continue to apply to the shares you receive in an exchange.
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
■  Shares that are not subject to a CDSC; and
■  Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated Hermes funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
A:
If you make a purchase of the A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.

Your redemption may qualify for a waiver of the CDSC. The CDSC waivers offered by the Fund are listed below. In order to receive a waiver of the CDSC, you must inform your financial intermediary or the Transfer Agent at the time of each redemption that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent in order to take advantage of the waiver. If you do not let your financial intermediary or the Transfer Agent know that your redemption is eligible for a CDSC waiver at the time of redemption, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:
■  following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
■  due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death;
■  representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code;
■  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;
■  purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■  purchased with reinvested dividends or capital gains;
■  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements.
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■  purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange); or
■  purchased in the amount of $1 million or more and redeemed within 24 months of purchase if the Shares were originally purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary).
ADDITIONAL INFORMATION ON THE AVAILABILITY OF CERTAIN WAIVERS AND DISCOUNTS
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix B to this Prospectus. The information contained in Appendix B is based on information provided by these financial intermediaries. Please contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and that you understand the steps you must take to qualify for available waivers and discounts. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.
COMMISSIONS ON CERTAIN SHARES
The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of IS Shares. However, if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
Because the Fund is not a party to any such commission arrangement between you and your broker, any purchases and redemptions of IS Shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “ Risk/Return Summary: Fees and Expenses ” section of the Fund’s Prospectus and described above nor are they reflected in the “ Performance: Bar Chart and Table, ” because they are not charged by the Fund.
Shares of the Fund are available in other share classes that have different fees and expenses.
How is the Fund Sold?
The Fund offers the following Share classes: Class A Shares (A) and Institutional Shares (IS), each representing interests in a single portfolio of securities. All Share classes have different sales charges and expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.). The Fund may not be a suitable investment for retirement plans or for non-Michigan taxpayers because it invests in Michigan tax-exempt securities.
A Class
The Fund’s Distributor markets the A class described in this Prospectus to customers of financial institutions, such as broker-dealers, banks, fiduciaries and investment advisers, or to individuals, directly or through financial intermediaries.
IS Class
The Fund’s Distributor markets the IS class to Eligible Investors, as described below. In connection with a request to purchase the IS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, the IS class is not available for direct investment by natural persons.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of the IS class (however, such accounts remain subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus):
■  An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform, where Federated Hermes has entered into an agreement with the intermediary;
■  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
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■  An employer-sponsored retirement plan;
■  A trust institution investing on behalf of its trust customers;
■  A Federated Hermes Fund;
■  An investor (including a natural person) who acquired the IS class of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
■  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated Hermes or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated Hermes; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated Hermes investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of the IS class (see “ How to Purchase Shares ” below):
■  An investor, other than a natural person, purchasing the IS class directly from the Fund; and
■  In connection with an initial purchase of the IS class through an exchange, an investor (including a natural person) who owned the IS class of another Federated Hermes fund as of December 31, 2008.
Intra-Fund Share Conversion Program
A shareholder in the Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. The share conversion program is not applicable to the Fund’s Class A Shares subject to a contingent deferred sales charge, if applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “ Dealer Reallowance ” ) and retains any remaining portion of the front-end sales charge.
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
A:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	3.00%
$50,000 but less than $100,000	2.50%
$100,000 but less than $250,000	2.00%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1 million	1.00%
$1 million or greater	0.00%
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ADVANCE COMMISSIONS
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:
A (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The A class purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
service fees
A Class
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
A Class
The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. In addition, as discussed above in “ Commissions on Certain Shares, ” if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. Shares will be purchased at the NAV next calculated after your investment is received by the Fund, or its agent, in proper form. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus.
For important account information, see the section “ Security and Privacy Protection. ”
A Class
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund.
IS Class
Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund in the manner described above under “ How is the Fund Sold? ”
Where applicable, the required minimum initial investment for the IS Class is generally $1,000,000. There is no minimum subsequent investment amount.
THROUGH A FINANCIAL INTERMEDIARY
Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund has authorized certain intermediaries to accept Share purchase orders on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund and Shares will be bought at the NAV next calculated after such an order is received by the authorized intermediary. If your financial intermediary is not an authorized intermediary, the Fund or its agent must receive the purchase order in proper form from your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for your transaction to be priced at that day’s NAV. In addition, your financial intermediary must forward your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company ( “ Transfer Agent ” ). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “ By Wire ” or “ By Check. ”
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Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Shareholders are encouraged to ask their financial intermediary if they are an authorized agent for the Fund and about any fees that may be charged by the financial intermediary.
DIRECTLY FROM THE FUND
■  Establish your account with the Fund by submitting a completed New Account Form; and
■  Send your payment to the Fund by Federal Reserve wire or check.
You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated Hermes EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Hermes Funds , note your account number on the check, and send it to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under “ Resources ” and then “ Literature and Forms, ” then “ Forms. ” You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated Hermes fund. To do this you must:
■  meet any applicable shareholder eligibility requirements;
■  ensure that the account registrations are identical;
■  meet any applicable minimum initial investment requirements; and
■  receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
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A Class
You may purchase Shares through an exchange from the same share class of another Federated Hermes fund.
IS Class
You may purchase Shares through an exchange from any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
By Online Account Services
You may access your accounts online to purchase shares through FederatedInvestors.com ’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■  through a financial intermediary if you purchased Shares through a financial intermediary; or
■  directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated Hermes funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “ Limitations on Redemption Proceeds ” ).
For important account information, see the section “ Security and Privacy Protection. ”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
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Send requests by private courier or overnight delivery service to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
All requests must include:
■  Fund name and Share class, account number and account registration;
■  amount to be redeemed or exchanged;
■  signatures of all shareholders exactly as registered; and
■  if exchanging , the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■  your redemption will be sent to an address other than the address of record;
■  your redemption will be sent to an address of record that was changed within the last 30 days;
■  a redemption is payable to someone other than the shareholder(s) of record; or
■  transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange shares through FederatedInvestors.com ’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■  An electronic transfer to your account at a financial institution that is an ACH member; or
■  Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■  Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes ( “ Federated Hermes funds ” ) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■  Committed Line of Credit. The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “ in-kind ” distribution of the Fund’s portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any
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90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund’s Board, which generally include distributions of a pro rata share of the Fund’s portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■  to allow your purchase to clear (as discussed below);
■  during periods of market volatility;
■  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■  when the NYSE is closed, other than customary weekend and holiday closings;
■  when trading on the NYSE is restricted, as determined by the SEC;
■  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or
■  as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. To do this, you must:
■  meet any applicable shareholder eligibility requirements;
■  ensure that the account registrations are identical;
■  meet any applicable minimum initial investment requirements; and
■  receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “ Account and Share Information – Frequent Trading Policies. ”
Financial intermediaries may have different policies and procedures regarding the availability of intra-fund exchanges ( “ automatic exchanges ” ). These exchanges which are directed by the financial intermediary and not the Fund are discussed in Appendix B to this Prospectus.
A Class
You may exchange Shares into shares of the same class of another Federated Hermes fund.
IS Class
You may exchange Shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
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Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using FederatedInvestors.com ’s Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
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The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedInvestors.com .
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.
In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.
If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedInvestors.com /FundInformation.
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “ undeliverable, ” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property ( “ escheatment ” ) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
ACCOUNTS WITH LOW BALANCES
Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:
■  $1,500 for the A class; and
■  $25,000 for the IS class.
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
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TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund’s dividends will be exempt from the Michigan taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long- term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.
The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.
The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated Hermes funds could adversely affect the management of the Fund’s portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes ( “ Approved Accounts ” ). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
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Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your Fund Shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedInvestors.com . If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 1001 Liberty Avenue,Pittsburgh, PA 15222-3779.
The Adviser and other subsidiaries of Federated Hermes advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $575.9 billion in assets as of December 31, 2019. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with nearly 1,900 employees. Federated Hermes provides investment products to approximately 11,500 investment professionals and institutions.
The Adviser advises approximately 75 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $344.3 billion in assets as of December 31, 2019.
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PORTFOLIO MANAGEMENT INFORMATION
Lee R. Cunningham II
Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund’s portfolio manager since May of 1998.
Mr. Cunningham is a Senior Portfolio Manager responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1995; has worked in investment management since 1995; has managed investment portfolios since 1998. Education: B.S. University of Pennsylvania; M.B.A. University of Pittsburgh.
R. J. Gallo
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 2017.
Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for overseeing the macro risk elements in the portfolio. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A Princeton University.
The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “ Fee Limits ” as described in the footnote to the “ Risk/Return Summary: Fees and Expenses ” table found in the “ Fund Summary ” section of the Prospectus.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s annual and semi-annual shareholder reports for the periods ended August 31 and February 28, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.
33

Financial Highlights – Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.42	$10.92	$11.30	$11.54	$11.31
Income From Investment Operations:
Net investment income	0.25	0.27	0.25	0.25	0.28
Net realized and unrealized gain (loss)	0.05	0.53	(0.38)	(0.20)	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.30	0.80	(0.13)	0.05	0.54
Less Distributions:
Distributions from net investment income	(0.25)	(0.27)	(0.25)	(0.25)	(0.28)
Distributions from net realized gain	(0.01)	(0.03)	—	(0.04)	(0.03)
TOTAL DISTRIBUTIONS	(0.26)	(0.30)	(0.25)	(0.29)	(0.31)
Net Asset Value, End of Period	$11.46	$11.42	$10.92	$11.30	$11.54
Total Return [1]	2.67%	7.46%	(1.11)%	0.52%	4.82%
Ratios to Average Net Assets:
Net expenses [2]	0.77% [3]	0.77% [3]	0.77% [3]	0.77%	0.75%
Net investment income	2.20%	2.42%	2.29%	2.27%	2.40%
Expense waiver/reimbursement [4]	0.32%	0.29%	0.21%	0.18%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$72,959	$78,276	$88,810	$110,912	$130,516
Portfolio turnover	11%	21%	19%	13%	12%
1
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.77%, 0.77% and 0.77% for the years ended August 31, 2020, 2019 and2018, respectively, after taking into account these expense reductions.
4
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
34

Financial Highlights – Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended August 31	2020 [1,2]
Net Asset Value, Beginning of Period	$11.15
Income From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain	0.31
TOTAL FROM INVESTMENT OPERATIONS	0.40
Less Distributions:
Distributions from net investment income	(0.09)
Net Asset Value, End of Period	$11.46
Total Return [3]	3.56%
Ratios to Average Net Assets:
Net expenses [4]	0.52% [5,6]
Net investment income	2.23% [5]
Expense waiver/reimbursement [7]	0.40% [5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,273
Portfolio turnover [8]	11%
1
  Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
2
  Certain ratios included in Ratios to Average Net Assets and per share amounts may be inflated or deflated as compared to the fee structure for each respective share class as a result of daily systematic allocations being rounded to the nearest penny for fund level income, expense and realized gain/ loss amounts. Such differences are immaterial.
3
  Total returns for periods of less than one year are not annualized.
4
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
  Computed on an annualized basis.
6
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.52% for the period ended August 31, 2020 after taking into account this expense reduction.
7
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
8
  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended August 31, 2020.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
35

Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The charts show the estimated expenses that would be incurred in respect of a hypothetical investment, of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “ Fees and Expenses ” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “ Front-End Sales Charge ” ) is reflected in the “ Hypothetical Expenses ” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND - A CLASS
ANNUAL EXPENSE RATIO: 1.09%
MAXIMUM FRONT-END SALES CHARGE: 3.00%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$407.80	$10,079.27
2	$10,079.27	$503.96	$10,583.23	$112.01	$10,473.37
3	$10,473.37	$523.67	$10,997.04	$116.39	$10,882.88
4	$10,882.88	$544.14	$11,427.02	$120.94	$11,308.40
5	$11,308.40	$565.42	$11,873.82	$125.67	$11,750.56
6	$11,750.56	$587.53	$12,338.09	$130.59	$12,210.01
7	$12,210.01	$610.50	$12,820.51	$135.69	$12,687.42
8	$12,687.42	$634.37	$13,321.79	$141.00	$13,183.50
9	$13,183.50	$659.18	$13,842.68	$146.51	$13,698.97
10	$13,698.97	$684.95	$14,383.92	$152.24	$14,234.60
Cumulative		$5,798.72		$1,588.84

FEDERATED HERMES MICHIGAN INTERMEDIATE MUNICIPAL FUND - IS CLASS
ANNUAL EXPENSE RATIO: 0.92%
MAXIMUM FRONT-END SALES CHARGE: None
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$93.88	$10,408.00
2	$10,408.00	$520.40	$10,928.40	$97.71	$10,832.65
3	$10,832.65	$541.63	$11,374.28	$101.69	$11,274.62
4	$11,274.62	$563.73	$11,838.35	$105.84	$11,734.62
5	$11,734.62	$586.73	$12,321.35	$110.16	$12,213.39
6	$12,213.39	$610.67	$12,824.06	$114.66	$12,711.70
7	$12,711.70	$635.59	$13,347.29	$119.33	$13,230.34
8	$13,230.34	$661.52	$13,891.86	$124.20	$13,770.14
9	$13,770.14	$688.51	$14,458.65	$129.27	$14,331.96
10	$14,331.96	$716.60	$15,048.56	$134.54	$14,916.70
Cumulative		$6,025.38		$1,131.28
36

Appendix B: Sales Charge Waivers and Exchange Features for Shareholders Purchasing Through Certain Financial Intermediaries
The term “ fund family, ” used herein, shall refer to the Federated Hermes mutual funds.
Ameriprise Financial
CLASS A SHARES FRONT-END SALES CHARGE WAIVERS AVAILABLE AT AMERIPRISE FINANCIAL:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective April 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus:
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■  Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■  Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
EXCHANGE Feature of CLASS C SHARES AVAILABLE AT AMERIPRISE FINANCIAL:
Automatic Exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.
Robert W. Baird & Co., Inc.
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
■  Share purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
■  Shares purchase from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same accounts; and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);
37

■  Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Baird’s intra-fund share class policies and procedures;
■  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Investor A and C Shares Available at Baird
■  Shares sold upon the death or disability of the shareholder;
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;
■  Shares bought due to returns of excess contributions from an IRA Account;
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■  Shares sold to pay Baird fees but only if the transaction is initiated by Baird;
■  Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■  Breakpoints as described in this prospectus;
■  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets;
■  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.
EDWARD JONES
Effective on or after May 1, 2020, shareholders purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for waivers or discounts. Edward Jones can ask for documentation of such circumstance.
Front-End Sales Load Waivers on Class A and F Shares Available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■  Shares purchased in an Edward Jones fee-based program.
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (1) the proceeds are from the sale of shares within 60 days of the purchase; and (2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■  Shares exchanged into Class A shares from another share Class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable.
38

CDSC Waivers on A, B, C and F Shares Available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder will be responsible to pay the CDSC except in the following conditions:
■  Shares sold upon the death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value).
■  Return of excess contributions from an Individual Retirement Account (IRA).
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■  Shares exchanged in an Edward Jones fee-based program. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable.
■  Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Edward Jones:
Rights of Accumulation (ROA)
■  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ( “ pricing groups ” ). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
■  ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
■  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Other Important Information
Minimum Purchase Amounts
1. $250 initial purchase minimum
2. $50 subsequent purchase minimum
Minimum Balances
3. Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
1. A fee-based account held on an Edward Jones platform
2. A 529 account held on an Edward Jones platform
3. An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
4. At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase or redeem Fund shares through a Janney Montgomery Scott LLC ( “ Janney ” ) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
39

Front-end sales charge waivers on Class A Shares available at Janney
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within ninety (90) days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■  Shares acquired through a right of reinstatement.
■  Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Janney’s intra-fund share class policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
■  Shares sold upon the death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
■  Shares purchased in connection with a return of excess contributions from an IRA account.
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■  Shares acquired through a right of reinstatement.
■  Shares exchanged into the same share class of a different Federated Hermes fund, if the shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).
Front-end sales charge discounts available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■  Breakpoints as described in the fund’s Prospectus.
■  Rights of accumulation ( “ ROA ” ), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
■  Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);
■  Shares purchased through a Merrill Lynch affiliated investment advisory program or exchanged due to the holdings moving from the program;
■  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
■  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);
40

■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
■  Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■  Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
■  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus;
■  Eligible shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A, B and C Shares available at Merrill Lynch
■  Death or disability of the shareholder;
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
■  Return of excess contributions from an IRA Account;
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
■  Shares acquired through a right of reinstatement;
■  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only);
■  Class A Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■  Breakpoints as described in this prospectus;
■  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets;
■  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
Morgan Stanley Smith Barney
Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Smith Barney:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
■  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
■  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
■  Shares purchased through a Morgan Stanley self-directed brokerage account;
41

■  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s intra-fund share class exchange program;
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (i) the repurchase occurs within 90 days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales charge.
OPPENHEIMER & CO., INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co., Inc. (OPCO) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■  Shares purchased by or through a 529 Plan
■  Shares purchased through an OPCO affiliated investment advisory program
■  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund (but not any other fund within the fund family)
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of OPCO
■  Employees and registered representatives of OPCO or its affiliates and their family members
■  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
■  Death or disability of the shareholder
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■  Return of excess contributions from an IRA Account
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■  Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■  Breakpoints as described in this prospectus.
■  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates ( “ Raymond James ” )
Effective March 1, 2019, shareholders purchasing and redeeming Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
42

Front-End Sales Load Waivers on Class A Shares Available at Raymond James
■  Shares purchased in an investment advisory program.
■  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of Raymond James.
CDSC Waivers on A, B and C Shares Available at Raymond James
■  Death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■  Return of excess contributions from an IRA Account.
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
■  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■  Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■  Breakpoints as described in this prospectus;
■  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■  Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Stifel, Nicolaus & Company, Incorporated
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated ( “ Stifel ” ) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-End Sales Load Waiver on Class A Shares
■  Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.
43

An SAI dated October 31, 2020, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedInvestors.com .
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov . You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes Michigan Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-6165
CUSIP 313923302
CUSIP 313923773
G01389-01 (10/20)
© 2020 FederatedHermes, Inc.

Statement of Additional Information
October 31, 2020

Share Class | Ticker	A | MMIFX	Institutional | MMFIX

Federated Hermes Michigan Intermediate Municipal Fund
(formerly, Federated Michigan Intermediate Municipal Trust)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes Michigan Intermediate Municipal Fund (the “ Fund ” ), dated October 31, 2020.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
10	Investment Risks
12	Investment Objective (and Policies) and Investment Limitations
14	What Do Shares Cost?
16	How is the Fund Sold?
19	Purchases In-Kind
19	Redemption In-Kind
19	Massachusetts Partnership Law
19	Account and Share Information
20	Tax Information
21	Who Manages and Provides Services to the Fund?
35	Financial Information
35	Investment Ratings
40	Addresses
41	Appendix A
42	Appendix B - Michigan State Risk
Federated Hermes Michigan Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
1041202B (10/20)
© 2020 FederatedHermes, Inc.

How is the Fund Organized?
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust ( “ Trust ” ). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 6, 1990. The Trust may offer separate series of shares representing interests in separate portfolios of securities.
The Board of Trustees ( “ Board ” ) has established the following classes of shares of the Fund, known as Class A Shares and Institutional Shares ( “ Shares ” ). This SAI relates to all classes of Shares.
Effective June 26, 2020, the Trust changed its name from Federated Municipal Securities Income Trust to Federated Hermes Municipal Securities Income Trust, and the Fund changed its name from Federated Michigan Intermediate Municipal Trust to Federated Hermes Michigan Intermediate Municipal Fund.
The Fund’s investment adviser is Federated Investment Management Company ( “ Adviser ” ).
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “ discount ” ) or more (a “ premium ” ) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund may invest.
Municipal Notes (A Type of Tax-Exempt Security)
Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.
Municipal Auction Rate Securities (A Type of Tax-Exempt Security)
Municipal auction rate securities are tax-exempt securities that are issued (without a demand feature) generally for a specified term, during which the interest rate may be reset at specified intervals (such as, for example, every 7, 28,35 or49 days) by means of a “ Dutch Auction ” or similar competitive process. These securities may be referred to as “ municipal auction rate notes. ” In the auction, holders of such securities, and investors who seek to acquire such securities, indicate their interest in continuing to hold, or to purchase, the securities at rates that they specify to broker-dealers that serve as auction agents for the auction. If the auction is successful, a holder of such securities will be able to sell them at par value through the auction process. A “ failed auction ” occurs when, for example, the auction agent does not receive enough bids to cover the aggregate amount of securities that have been put up for sale at the auction, or the lowest interest rate at which all of the securities that have been put up for sale at the auction would be above the “ maximum interest rate ” set forth in the documentation for the securities, or some other reason. When a failed auction occurs, a holder of the securities may not be able to sell all or a portion of the securities it desired to sell at the auction, in which case the affected securities would pay the maximum interest rate set forth in their documentation until the next successful auction. The maximum interest rate may be a multiple of a specified index or a fixed rate, and may be dependent on other factors, such as the credit rating of the securities at the time of the auction. Municipal auction rate securities may be subject to interest rate, credit, credit enhancement, prepayment, liquidity and economic risks.
1

Variable Rate Demand Instruments (A Type of Tax-Exempt Security)
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “ Demand Provider ” ), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “ conditional, ” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other variable rate demand instruments are “ unconditional, ” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Fund, referred to as “ synthetic ” variable rate demand instruments, have certain features, such as call features, that make it possible that the Fund will realize capital gains.
Asset-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates or other similar securities. Asset-backed securities have prepayment risks.
Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)
Tax-exempt commercial paper is an obligation issued by a tax-exempt issuer with a maturity of generally less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, and if there is not another available source of liquidity, its commercial paper may default or there may be a reduction in payments received in repayment of the tax-exempt commercial paper.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts, (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
2

To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Interest Rate Futures
An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
3

Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■  Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■  Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■  Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■  Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “ notional principal amount ” ) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 millionprincipal amount.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
4

Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “ Protection Buyer ” ) agrees to make payments over the term of the CDS to the other party (the “ Protection Seller ” ), provided that no designated event of default, restructuring or other credit related event (each a “ Credit Event ” ) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “ Reference Obligation ” ). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “ par value, ” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “ Deliverable Obligation ” ). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “ cash-settled, ” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as “ Protection Buyer ” ) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as “ Protection Seller ” ) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Other Investments, Transactions, Techniques
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
5

Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case, all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Notes (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “ Note Issuer ” ) with respect to which the Reference Instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “ Reference Credit ” ). The purchaser of the CLN (the “ Note Purchaser ” ) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “ Credit Event ” ) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements (A Type of Fixed-Income, Tax-Exempt Security)
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Inter-Fund Borrowing and Third-Party Lending Arrangements
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds ( “ Federated Hermes funds ” ) advised by subsidiaries of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an
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inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements ( “ Repo Rate ” ) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings ( “ Bank Loan Rate ” ), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of: (a) (i) the federal funds effective rate; (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year, the Fund did not utilize the LOC.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 ( “ 1940 Act ” ), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “ set aside ” (referred to sometimes as “ asset segregation ” ) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “ cash-settle, ” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “ cash-settle, ” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market ( “ net ” ) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “ net amount ” ). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
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The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “ Investment Risks. ” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.
Temporary Investments
The Fund may make temporary investments in taxable, fixed-income securities and the following other taxable securities (in addition to taxable repurchase and reverse repurchase agreement investments):
Treasury Securities (A Type of Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Bank Instruments (A Type of Fixed-Income Security)
Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. orforeign banks.
Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association ( “ Ginnie Mae ” ), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation ( “ Freddie Mac ” ), Federal National Mortgage Association ( “ Fannie Mae ” ) and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Investors regard government securities as having minimal credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae . The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and
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the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Corporate Debt Securities (A Type of Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risk of corporate debt securities vary widely across issuers.
In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking ( “ senior ” ) debt securities have a higher priority than lower ranking ( “ subordinated ” ) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program (LRMP) and related procedures to assess and manage the liquidity risk of the Fund in accordance with Section 22(e) of the 1940 Act and Rule 22e-4 thereunder. The Board has designated the Adviser, together with Federated Hermes, Inc.’s ( “ Federated Hermes, ” formerly, Federated Investors, Inc.) other affiliated registered investment advisory subsidiaries that serve as investment advisers to other Federated Hermes funds, to collectively serve as the administrator of the LRMP and the related procedures (the “ Administrator ” ). Rule 22e-4 defines “ liquidity risk ” as the risk that the Fund will be unable to meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As a part of the LRMP, the Administrator is responsible for classifying the liquidity of the Fund’s portfolio investments in accordance with Rule 22e-4. As part of the LRMP, the Administrator is also responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, for making periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP.
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Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Prepayment and Extension Risk
Like municipal mortgage-backed securities, asset-backed securities (including fixed-income or tax-exempt securities that are pooled or collateralized) may be subject to prepayment risks and the possibility that interest and other payments may not be made. Such investments also may be subject to interest rate, credit and the other risks described in the Fund’s Prospectus and this SAI.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus, such as interest rate, credit, liquidity and leverage risks.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings and/or prices paid to or received by the Fund on its portfolio transactions and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “ Brokerage Transactions and Investment Allocation. ”
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EXCHANGE-TRADED FUNDS RISK
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “ circuit breakers ” (which are tied to large decreases in stock prices) halts stock trading generally.
LIBOR Risk
Certain derivatives or debt securities, or other financial instruments in which the Fund may invest, as well as the Fund’s committed, revolving line of credit agreement, utilize or may utilize in the future the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Regulators have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.
While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.
CYBERSECURITY RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders, and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to governmental agencies, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, may prevent required regulatory filings and reports from being made. The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “ cyber-events ” ).
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders or third parties, including cybercriminals, competitors, nation-states and “ hacktivists, ” among others. Cyber-events may include, for example, phishing, use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “ hacking ” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website
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or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other vendor management efforts, Federated Hermes also conducts due diligence on key service providers (or vendors) relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
Investment Objective (and Policies) and Investment Limitations
The investment objective of the Fund is to provide current income exempt from federal regular income tax and personal income taxes imposed by the state of Michigan and Michigan municipalities.
Under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of Michigan and Michigan municipalities. The fundamental investment objective and policy may not be changed by the Fund’s Board without shareholder approval.
INVESTMENT LIMITATIONS
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (the “ 1940 Act ” ).
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
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Lending Cash or Securities
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration of Investments
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the “ vote of a majority of the Fund’s outstanding voting securities, ” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Buying on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
Restricted Securities
The Fund may invest in securities subject to restrictions on resale under the Securities Act of 1933.
Additional Information
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
In applying the Fund’s commodities limitation, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
In applying the Fund’s concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) asset-backed securities will be classified according to the underlying assets securing such securities; and (d) municipal securities backed principally by the assets and revenues of non-governmental entities are counted for purposes of the concentration limitation. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limits as long as the policy of the SEC remains in effect. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.
As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
13

What Do Shares Cost?
Determining Market Value of Securities
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■  Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■  Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■  Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
14

Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
Special valuation considerations may apply with respect to the Fund’s “ odd-lot ” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee engages in oversight activities with respect to the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “ Fair Valuation Procedures. ”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “ bid ” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “ mid ” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “ fair value ” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
15

Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■  Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “ Fair Valuation Procedures. ” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor ( “ Federated Securities Corp. ” ) offers Shares on a continuous, best-efforts basis.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
16

Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated Hermes fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation to financial intermediaries for services rendered in connection with technology and programming set-up, platform development and maintenance or similar services and for the provision of sales-related data to the Adviser and/orits affiliates.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2019, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31,2019, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Access Point, LLC
ADP Broker-Dealer, Inc.
American Enterprise Investment Services Inc.
American Portfolios Advisors Inc.
Ascensus Broker Dealer Services LLC
Avantax Investment Services, Inc.
Banc of America Investment Services, Inc.
BB&T Securities, LLC
BBVA Securities Inc.
BMO Harris Financial Advisors, Inc.
Broadridge Business Process Outsourcing, LLC
Brown Brothers Harriman & Company
Cadaret, Grant & Co., Inc.
Caitlin John, LLC
Calton & Associates, Inc.
Cambridge Financial Group, Inc.
Castle Rock Wealth Management, LLC
CBIZ Financial Solutions, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Advisers LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
Concord Wealth Partners
CVAGS, Inc.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
E*Trade Securities LLC
Edward D. Jones & Co., LP
Emerald Advisors, LLC
Envestnet Asset Management, Inc.
Epic Advisors Inc.
ESL Investment Services, LLC
FBL Marketing Services, LLC
17

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fiducia Group, LLC
Fieldpoint Private Securities, LLC
Fifth Third Securities, Inc.
FIS Brokerage & Securities Services LLC
Folger Nolan Fleming Douglas Incorporated
Franklin/Templeton Distributors, Inc.
FSC Securities Corporation
Gitterman Wealth Management LLC
Goldman Sachs & Co. LLC
Great-West Life & Annuity Insurance Company
GWFS Equities, Inc.
Hancock Whitney Investment Services, Inc.
Hefren-Tillotson Inc.
Henderson Global Investors Limited
HighTower Securities, LLC
Hilltop Securities Inc.
The Huntington Investment Company
Independent Financial Group, LLC
Industrial and Commercial Bank of China Financial Services LLC
Infinex Investments, Inc.
Institutional Cash Distributors, LLC
INTL FCStone Financial Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Laidlaw Wealth Management LLC
Lincoln Financial Securities Corporation
Lincoln Investment Planning, LLC
LPL Financial LLC
M Holdings Securities, Inc.
M&T Securities Inc.
Materetsky Financial Group
Mercer Global Advisors Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mid Atlantic Capital Corp.
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corporation
NBC Securities, Inc.
Newport Group, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
NYLIFE Securities LLC
Oneamerica Securities, Inc.
Open Range Financial Group, LLC
Oppenheimer & Company, Inc.
Paychex Securities Corp
Pensionmark Financial Group, LLC
People’s Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Pitcairn Trust Company
Planmember Securities Corporation
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Private Client Services, LLC
Procyon Private Wealth Partners, LLC
Proequities, Inc.
Prudential Investment Management Services, LLC
Purshe Kaplan Sterling Investments
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Regal Investment Advisors LLC
Resources Investment Advisors, Inc.
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc.
SA Stone Wealth Management Inc.
SagePoint Financial, Inc.
Sageview Advisory Group, LLC
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors LLC
Sentry Advisors, LLC
Sigma Financial Corporation
Spire Securities LLC
State Street Global Markets, LLC
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Strategic Benefits Consultants, Inc.
Summit Financial Group, Inc.
Suntrust Investment Services, Inc.
Suntrust Robinson Humphrey, Inc.
TD Ameritrade, Inc.
Thrivent Investment Management, Inc.
TIAA CREF Individual & Institutional Services LLC
Towerpoint Wealth, LLC
Transamerica Financial Advisors, Inc.
Triad Advisors, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
United Planners Financial Services of America
Valic Financial Advisors, Inc.
Valor Financial Securities LLC
The Vanguard Group, Inc.
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
18

Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Financial Partners, LLC
Voya Retirement Advisors, LLC
The Wealth Enhancement Group, Inc.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
Wintrust Investments, LLC
Woloshin Investment Management LLC
Woodbury Financial Services, Inc.
World Equity Group, Inc.
XML Financial, LLC

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended August 31:
	2020		2019		2018
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$ 35,089	$ 0	$ 17,198	$ 0	$ 13,372	$ 14
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
19

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: National Financial Services LLC, New York, NY, owned approximately 1,850,912 Shares (29.25%); Edward D. Jones & Co., Saint Louis, MO, owned approximately 890,895 Shares (14.08%); Charles Schwab & Co Inc.,Special Custody A/C FBO Customers, San Francisco, CA, owned approximately 811,366 Shares (12.82%), and Charles Schwab & Co. Inc., Mutual Funds Dept., San Francisco, CA, owned approximately 323, 609 Shares (5.11%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Raymond James, St. Petersburg, FL, owned approximately 149,123 Shares (48.80%); Edward D. Jones & Co., Saint Louis, MO, owned approximately 99,378 Shares (32.52%); UBS WM USA, Weehawken, NJ, owned approximately 35,558 Shares (11.63%), and Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 21,452 Shares (7.02%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
National Financial Services LLC is organized in the State of Delaware and is a wholly-owned subsidiary of Fidelity Global Brokerage Group, Inc., which is organized in the Commonwealth of Massachusetts and is a wholly-owned subsidiary of FMR LLC, which is organized in Delaware.
Raymond James Financial Services, Inc. is organized in the state of Florida.
Edward D. Jones & Co., L.P. is organized in the State of Missouri.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “ Code ” ) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund’s Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
State Taxes
Under existing Michigan laws, distributions made by the Fund will not be subject to Michigan personal income taxes to the extent that such distributions qualify as exempt-interest dividends under the Code and represent: (i) income and dividends from obligations of Michigan, which obligations are excluded from federal adjusted gross income; or (ii) income from obligations of the United States government which Michigan is prohibited by law from subjecting to a net income tax.
Distributions by the Fund are not subject to the Michigan Single Business Tax to the extent that such distributions are derived from interest on obligations that would be exempt if owned directly by the shareholder, such as obligations of Michigan and the U.S. government.
Certain municipalities in Michigan also impose an income tax on individuals and corporations. However, to the extent that the dividends from the Fund are exempt from federal regular income taxes, such dividends also will be exempt from Michigan municipal income taxes.
State and Local Taxes
Income from the Fund is not necessarily free from taxes in states other than Michigan. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.
20

Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “ interested persons ” of the Fund (i.e., “ Interested ” Trustees) and those who are not (i.e., “ Independent ” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolios, and the Federated Hermes Complex consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
As of October 7, 2020, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “ Independent Trustees Background and Compensation ” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■  Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■  Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■  No conflicts which would interfere with qualifying as independent.
■  Appropriate interpersonal skills to work effectively with other Independent Trustees.
■  Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■  Diversity of background.
interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global
Investment Management Corp.; Chairman and Trustee, Federated Equity
Management Company of Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
21

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes Complex; Vice President,
Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated
Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company;
President of some of the Funds in the Federated Hermes Complex and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of Federated
Investment Counseling; President and CEO of Passport Research, Ltd.;
Director, Edgewood Securities Corp.; Director, Federated Services
Company; Director, Federated Hermes, Inc.; Chairman and Director,
Southpointe Distribution Services, Inc. and President, Technology,
Federated Services Company.
		$0	$0
*
Reasons for “ interested ” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director,
and Chairman of the Compensation Committee, KLX Energy Services
Holdings, Inc. (oilfield services); former Director of KLX Corp (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins Group,
Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director,
FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical
Center (Harvard University Affiliate Hospital).
		$300.33	$286,000
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee
of the Federated Hermes Complex; formerly, Vice Chair, Ernst & Young LLP
(public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture
Companies, Inc.; formerly, Director, Member of Governance and
Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served on the Business School Board of
Visitors for Wake Forest University, and he previously served as an
Executive Committee member of the United States Golf Association.
		$327.64	$286,000
22

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Adjunct Professor of Law, Duquesne University School of Law;
formerly, Dean of the Duquesne University School of Law and Professor of
Law and Interim Dean of the Duquesne University School of Law; formerly,
Associate General Secretary and Director, Office of Church Relations,
Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court
Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of the
Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
Saint Vincent College; and Director and Chair, North Catholic
High School, Inc.
		$300.33	$286,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Hermes Complex; Management Consultant and Author. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.	$273.04	$260,000
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee, of the Federated Hermes
Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director,
The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief
Executive Officer, Aeltus Investment Management, Inc.; General Partner,
Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer,
The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer,
Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$309.79	$321,000
23

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and Executive
Vice President and Chief Legal Officer, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and
Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey
previously served as Chief Legal Officer and Executive Vice President, CNX
Resources Corporation (formerly known as CONSOL Energy Inc.) and Board
Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC
(a law firm).
		$273.04	$260,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees, of the Federated Hermes Complex; President and
Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
		$362.29	$345,000
OFFICERS*
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services,
Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services
Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA,
LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution
Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee
and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative
Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities
Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company;
and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

24

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in
2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

*
Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees ( “ Committee ” ), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Trust. 1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus [1]
Peter E. Madden	$ 11.33	$ 52,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
25

BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue John T. Collins John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “ Independent Trustee, ” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
One
BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
26

Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2019
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes Michigan Intermediate Municipal Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
John B. Fisher	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Charles F. Mansfield, Jr.	None	$50,001-$100,000
Thomas M. O’Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a 60% interest in Hermes Fund Managers Limited (Hermes), which operates as Hermes Investment Management, a pioneer of integrated ESG investing. Hermes’ experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of Hermes Investment Management Limited, is our in-house engagement and stewardship team. The 40+ member team conducts long-term, objectives-driven dialogue with board and senior executive level representatives of more than 1,000 issuers. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long term strategic matters as an additional input to improve portfolio risk/return characteristics.
27

Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “ accounts ” ) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “ soft dollars ” ). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
Lee Cunningham II, Portfolio Manager
Types of Accounts Managed by Lee Cunningham II	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2/$728.3 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Lee Cunningham II is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond MI, Investment Grade, 1-15 Years) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Cunningham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Cunningham is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
28

Richard J. Gallo, Portfolio Manager
Types of Accounts Managed by Richard J. Gallo	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	8/$11.9 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$20.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond MI, Investment Grade, 1-15 Years) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Gallo is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Gallo has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
29

Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “ General Policy. ”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.
On other matters of corporate governance, generally the Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “ poison pill ” ) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “ Proxy Access, ” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.
On environmental and social matters, generally the Adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.
On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.
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On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans ( “ Say On Pay ” ) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “ illiquid ” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research ( “ Non-Qualitative Accounts ” ), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee ( “ Proxy Committee ” ), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “ Standard Voting Instructions ” ). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “ case-by-case vote ” ). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling
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for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “ Interested Company. ”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “ proportional voting. ” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote ( “ Downstream Affiliate ” ), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:
■  A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
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■  Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “ Form N-PX ” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation . Form N-PX filings are also available at the SEC’s website at sec.gov .
Portfolio Holdings Information
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “ interest ” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
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Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services ( “ Administrative Services ” ), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “ Investment Complex ” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
FEES PAID BY THE FUND FOR SERVICES
For the Year Ended August 31	2020	2019	2018
Advisory Fee Earned	$ 304,580	$ 320,033	$ 399,613
Advisory Fee Waived	$ 245,972	$ 233,733	$ 210,007
Net Administrative Fee	$ 59,375	$ 68,352	$ 80,090
Net Shareholder Services Fee:
Class A Shares	$ 188,540	$ 199,684	$ 249,704
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Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
The Fund did not participate in any securities lending activities during the Fund’s most recently completed fiscal year.
Gross income from securities lending activities	$ 00.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 00.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$ 00.00
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$ 00.00
Net income from securities lending activities	$ 00.00
Financial Information
The Financial Statements for the Fund for the fiscal year ended August 31, 2020, are incorporated herein by reference to the Annual Report to Shareholders of Federated Hermes Michigan Intermediate Municipal Fund dated August 31, 2020.
Investment Ratings
Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — An obligation rated “ AAA ” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated “ AA ” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated “ A ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated “ BBB ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “ BB, ” “ B, ” “ CCC, ” “ CC ” and “ C ” are regarded as having significant speculative characteristics. “ BB ” indicates the least degree of speculation and “ C ” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated “ BB ” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated “ B ” is more vulnerable to nonpayment than obligations rated “ BB, ” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
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CCC — An obligation rated “ CCC ” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated “ CC ” is currently highly vulnerable to nonpayment.
C — A “ C ” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “ C ” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D — An obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “ D ” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “ AA ” to “ CCC ” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive — Positive means that a rating may be raised.
Negative — Negative means that a rating may be lowered.
Stable — Stable means that a rating is not likely to change.
Developing — Developing means a rating may be raised or lowered.
N.M. — N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
A-1 — A short-term obligation rated “ A-1 ” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated “ A-2 ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated “ A-3 ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “ B ” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “ C ” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
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MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY’S Short-Term RATINGS
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “ threshold ” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality — “ AAA ” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality — “ AA ” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality — “ A ” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality — “ BBB ” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative — “ BB ” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative — “ B ” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk — Default is a real possibility.
CC: Very High Levels of Credit Risk — Default of some kind appears probable.
37

C: Exceptionally High Levels of Credit Risk — Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “ C ” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “ RD ” or “ D ” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default — “ RD ” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default — “ D ” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“ Imminent ” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “ short term ” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. publicfinance markets.
F1: Highest Short-Term Credit Quality — Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “ + ” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality — Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality — The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality — Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk — Default is a real possibility.
RD: Restricted Default — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default — Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional — Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong — Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong — Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate — Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative — Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
38

b: Very Speculative — Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative — Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “ aa ” to “ ccc ” may be enhanced with a “ + ” (plus) or “ - ” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest — Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding — Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory — Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate — Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.
AMB-4 Speculative — Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u — Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd — Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010)
i — Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to36 months.
Positive — Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative — Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable — Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.
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Addresses
Federated Hermes Michigan Intermediate Municipal Fund
Class A Shares
Institutional Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 219318
Kansas City, MO 64121-9318
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
40

Appendix A
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
IHS Markit (Markit North America)
ICE Data Pricing & Reference Data, LLC
JPMorgan PricingDirect
Refinitiv US Holdings Inc.
RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Bloomberg L.P.
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
Sustainalytics U.S. Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
41

Appendix B - Michigan State Risk
STATE SPECIFIC INFORMATION
Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of the Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.
The following describes economic conditions which may not continue and could change materially. There can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions.
MICHIGAN
Information as of September 30, 2020
Special Considerations Relating to Michigan
Michigan’s economic fortunes historically have been very closely linked with sales of domestically produced light vehicles. While that reliance has declined, Michigan is still heavily dependent on manufacturing – particularly motor vehicle manufacturing – and far more dependent than any other state in the country. As a result, when the vehicle market recovered between 2009 and2016, Michigan generally performed better than other states, particularly those less reliant on the vehicle sector, and the recovery in vehicle sales nationally has helped Michigan’s economic situation. Manufacturing employment in Michigan rose 46.1 percent between June 2009, when the U.S. recession ended, and December 2019, although most of the growth occurred prior to 2015. The increases largely reflected the 76.4 percent growth in employment in the transportation equipment manufacturing sector. Despite the gains since 2009, Michigan payroll employment remains below the June 2000 peak, with the most recent peak in February 2020 still down 254,300 jobs from June 2000 (but up 633,800 jobs from the July 2009 Michigan employment trough). The Michigan unemployment rate declined from a high of 14.9 percent in June 2009 to 3.6 percent in February 2020, the lowest level since May 2000. State level data reflecting the impact of COVID-19 are more scarce than national indicators, although March 2020 data (in which COVID-19 disruptions primarily exerted an impact during the last half of the month) suggest the effects will be negative and substantial. Year-over-year payroll employment growth declined from 0.7 percent in February 2020 to 0.1 percent in March, although that survey primarily measured activity as of the week of March 8-14 (before COVID-19 impacts began to affect the majority of Michigan’s workforce). Sales tax collections from the Secretary of State, which primarily reflects sales tax paid on new vehicle sales, declined 83.8 percent between April 2019 and April 2020, consistent with the national decline in light vehicle sales from a 16.5 million unit annual rate in April 2019 to an 8.6 million unit rate in April 2020. In the western portion of Michigan, an area less reliant on the vehicle sector than southeast Michigan, data point to the most severe contraction in manufacturing on record. Given that Michigan food services (restaurants) appear to be experiencing the same reductions in business activity as those nationally, it is likely that Michigan’s travel/tourism sectors are experiencing the same reductions.
During fiscal year 2019-20, the Michigan economy is expected to decline significantly, reflecting the economic fallout from the COVID-19 pandemic. The Michigan economy is expected to begin recovering during fiscal year 2020-21, and is expected to continue growing during fiscal year 2021-22.
In Michigan, both job growth and personal income growth are expected to remain below the national averages and below the historical state average. After having increased 2.5 percent in 2019, inflation-adjusted personal income is projected to decrease 1.6 percent in 2020, and then grow 1.3 percent in 2021 and 2.6 percent in 2022. Payroll employment increased 0.3 percent during 2019, but is expected to decline 11.7 percent in 2020, before growing 6.1 percent in 2021 and 1.1 percent in 2022. Nationally, light vehicle sales are expected to decrease from 17.0 million units in 2019, 12.4 million units in 2020, 15.5 million units in 2021 and 16.2 million units in 2022. The Michigan unemployment rate, which averaged 4.1 percent during 2019, is forecasted to average 13.5 percent in 2020 before decreasing to 9.9 percent in 2021 and 8.7 percent in 2022.
Similarly, the substantial impact the recession is likely to have on light vehicle sales suggests that Michigan will again experience a more drastic slowdown than the nation as a whole. Furthermore, as vehicle sales return to sustainable levels and productivity gains in the motor vehicle sector continue, there is a substantial risk that such production needs can be met with existing, or even lower, employment levels than those at the end of 2019. As a result, although as of June 2009, Michigan had lost more than two-thirds of the jobs (67.7 percent, a decline of approximately 239,300 jobs) in transportation equipment manufacturing that existed at the May 2000 peak, the majority of those jobs will never return, and any gains in employment in
42

the near future are likely to be muted. While Michigan payroll employment returned to the January 2008 level (the U.S. pre-recession peak) during 2015, even with something approximating normal employment growth in Michigan, it is unlikely that Michigan will reach the level of total employment reported in April 2000 (the Michigan pre-recession peak) again until sometime late in the next decade.
At September 30, 2019, the State’s net position was $16.2 billion, meaning total State assets and deferred outflows of resources exceeded total State liabilities and deferred inflows of resources by $16.2 billion. The State’s unrestricted net position was negative $14.7 billion as of the close of the fiscal year. A negative balance means that it would be necessary to convert restricted assets (e.g., capital assets) to unrestricted assets if all ongoing obligations were immediately due and payable. Revenues of $64.1 billion supported expenses of $62.7 billion during fiscal year 2019. As a result, the State’s total net position increased by $1.5 billion (10.0 percent). The increase in net position relates mostly to increased tax revenue of $1.8 billion compared to the prior year. This increase is primarily due to increases in revenues from sales tax; personal income tax; single business, Michigan business, and corporate income tax; and insurance provider assessments.
As of the close of the fiscal year, the State’s governmental funds reported combined ending fund balances of $7.8 billion. Governmental fund balances increased $310.0 million (4.1 percent) from the prior year. The State’s two major governmental funds, the General Fund and the School Aid Fund, closed the fiscal year with a combined fund balance of $4.4 billion, an increase of $293.0 million (7.1 percent) from the prior year. Of the total General Fund balance of $4.2 billion, $916.2 million is unassigned and, therefore, available for appropriation in future years. In the School Aid Fund, the entire fund balance of $275.8 million is restricted for education purposes. The State’s proprietary funds reported net position at year-end of $4.5 billion. This represents an increase of $460.0 million (11.4 percent) compared to the prior year-end balance. Most of the increase results from the Michigan Unemployment Compensation Funds increase in net position which was primarily due to a decrease in unemployment benefit payments and an increase in interest revenue.
The State’s total long-term bonded debt as of September 30, 2019 was $5.4 billion, a decrease of $380.7 million (6.6 percent) from the prior year. The decrease represents the net difference between new issuances, payments, and refundings of debt.
Pending Litigation
The State is a party to various legal proceedings, many of which normally occur in governmental operations. The State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict their outcome or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.
Additional Information
The information herein has not been independently verified and constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of Michigan.
43

Prospectus
October 31, 2020

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | FMOAX	B | FMOBX	C | FMNCX	F | FHTFX	Institutional | FMYIX

Federated Hermes Municipal High Yield Advantage Fund
(formerly, Federated Municipal High Yield Advantage Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
A mutual fund seeking to provide a high level of current income by investing its assets so that, normally at least 80% of the income that it distributes will be exempt from federal regular income tax (except when investing for “ defensive ” purposes). Federal regular income tax does not include the federal alternative minimum tax (AMT).
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.
Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Municipal High Yield Advantage Fund(the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide a high level of current income which is generally exempt from the federal regular income tax. The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “ defensive ” purposes.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class A Shares (A), Class B Shares (B), Class C Shares (C), Class F Shares (F) and Institutional Shares (IS). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future at least $100,000 or $1,000,000 in certain classes (e.g., A class and F class, respectively) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “ What Do Shares Cost? ” section of the Prospectus on page 17 and in “ Appendix B ” to this Prospectus. If you purchase the Fund’s IS Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.
Shareholder Fees (fees paid directly from your investment)	A	B	C	F	IS
Maximum Sales Charge (Load)	4.50%	5.50%	1.00%	2.00%	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fee	[1] 0.00%	0.75%	0.75%	[1] 0.00%	None
Other Expenses	0.44%	0.44%	0.44%	0.44%	0.19%
Total Annual Fund Operating Expenses	1.04%	1.79%	1.79%	1.04%	0.79%
Fee Waivers and/or Expense Reimbursements [2]	(0.15)%	(0.15)%	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/orExpense Reimbursements	0.89%	1.64%	1.64%	0.89%	0.64%
1
  The Fund has adopted a Distribution (12b-1) Plan for its Class A shares and Class F shares pursuant to which the A class and F class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class or the F class of the Fund. The A class and F class of the Fund will not incur and pay such a Distribution (12b-1) fee until such time as approved by the Fund’s Board of Trustees (the “ Trustees ” ).
2
  The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A, B, C, F and IS Classes (after the voluntary waivers and reimbursements) will not exceed 0.89%, 1.64%, 1.64%, 0.89% and 0.64% (the “ Fee Limit ” ), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$551	$766	$998	$1,664
Expenses assuming no redemption	$551	$766	$998	$1,664
B:
Expenses assuming redemption	$732	$963	$1,170	$1,908
Expenses assuming no redemption	$182	$563	$970	$1,908
C:
Expenses assuming redemption	$282	$563	$970	$2,105
Expenses assuming no redemption	$182	$563	$970	$2,105
F:
Expenses assuming redemption	$305	$528	$668	$1,358
Expenses assuming no redemption	$205	$428	$668	$1,358
IS:
Expenses assuming redemption	$81	$252	$439	$978
Expenses assuming no redemption	$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax (except when investing for “ defensive ” purposes). Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal alternative minimum tax (AMT) for individuals. The Fund invests at least a majority of the Fund’s assets in a portfolio of: (1) long-term, tax-exempt securities; and (2) medium-quality or noninvestment-grade, tax-exempt securities. Long-term, tax-exempt securities generally include tax-exempt securities with stated maturities of 10 years or more. The Fund also may invest in tax-exempt securities with stated maturities of less than 10 years. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities.
Medium-quality securities generally include securities rated in the third or fourth highest rating category by an NRSRO and unrated securities of comparable quality. For example, tax-exempt securities rated A and BBB by Standard & Poor’s, an NRSRO, are rated in the third (A) and fourth (BBB) highest rating categories, respectively. Under relevant SEC guidance, the Fund is permitted to invest in medium-quality and other investment-grade, tax-exempt securities to a greater degree than a high-yield bond fund that does not invest primarily in tax-exempt municipal securities. The Fund invests at least a majority of its assets in medium-quality or noninvestment-grade, tax-exempt securities in an attempt to pursue a higher level of current income than a tax-exempt bond fund that invests purely in investment-grade securities. The Adviser may invest up to 100% of the Fund’s assets in noninvestment-grade, tax-exempt securities.
Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk. Medium-quality, tax-exempt securities generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks as described in this Prospectus. Noninvestment-grade securities, which are also known as junk bonds, also generally are subject to these same risks, as well as the risks of investing in noninvestment-grade securities as described in this Prospectus. The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.
The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund’s portfolio or to hedge against potential losses. Derivative contracts and hybrid instruments also may be subject to the risks of investing in derivative contracts and hybrid instruments as described in this Prospectus. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.
The Fund also may invest in certain securities or other investments (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust. The Fund invests its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “ defensive ” purposes. This policy may not be changed without shareholder approval.
What are the Main (or Principal) Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■  Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
■  Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■  Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■  Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

■  Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■  Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
■  Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■  Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■  Sector Risk. A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.
■  Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
■  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
■  Risk of Non-Diversified Fund. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
■  Risk Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■  Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.

■  Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s F class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “ Products ” section at FederatedInvestors.com or by calling 1-800-341-7400 .

The total returns shown in the bar chart do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s F class total return for the nine-month period from January 1, 2020 to September 30, 2020, was (0.78)%.
Within the periods shown in the bar chart, the Fund’s F class highest quarterly return was 5.72% (quarter ended March 31, 2014). Its lowest quarterly return was (5.75)% (quarter ended December 31, 2010).
Average Annual Total Return Table
The Fund’s IS class commenced operations on June 11, 2013. For the periods prior to commencement of operations of the IS class, the IS class information shown below is for the Fund’s F class adjusted to reflect the expenses of the Fund’s IS class for each year for which the expenses of the Fund’s IS class would have exceeded the actual expenses paid by the Fund’s F class. The performance information has also been adjusted to reflect any applicable differences in sales loads and charges imposed on the purchase and redemption of the Fund’s IS class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s F class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the F class and after-tax returns for A, B, C and IS classes will differ from those shown for F class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. The after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

(For the Period Ended December 31, 2019)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	4.64%	3.65%	5.42%
B:
Return Before Taxes	3.13%	3.45%	5.26%
C:
Return Before Taxes	7.75%	3.83%	5.10%
F:
Return Before Taxes	7.33%	4.40%	5.79%
Return After Taxes on Distributions	7.33%	4.40%	5.79%
Return after Taxes on Distributions and Sale of Fund Shares	5.90%	4.30%	5.57%
IS:
Return Before Taxes	9.72%	4.85%	6.04%
S&P Municipal Bond Index [1] (reflects no deduction for fees, expenses or taxes)	7.26%	3.50%	4.41%
S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index [2] (reflects no deduction for fees, expenses or taxes)	5.31%	7.81%	6.69%
Morningstar High Yield Muni Funds Average [3]	9.12%	4.67%	5.78%
1
  The S&P Municipal Bond Index ( “ Main Index ” ) is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.
2
  The S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index is a custom blended index that represents, by market weighting, 25% of the A-rated and higher component of the Main Index, 25% of the BBB-rated component of the Main Index and 50% of the below investment-grade (bonds with ratings of less than BBB-/Baa3) component of the Main Index, all with remaining maturities of three years or more.
3
  Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund’s portfolio manager since April of 2009.
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since April of 2010.
purchase and sale of fund shares
Class B Shares are closed to new investments by new investors and existing shareholders (excluding reinvestment of dividends and capital gains). Reinvestment of dividends and capital gains will continue uninterrupted. Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
Please disregard any further references to purchases of Class B Shares with the exception of Class BShare exchanges.
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate ( “ Financial Intermediary ” ) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A, B, C & F Classes
The minimum investment amount for the Fund’s A, B, C and F classes is generally $1,500 for initial investments and $100 for subsequent investments. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.

Tax Information
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.
The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax (except as described in this Prospectus). Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) federal AMT for individuals.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to provide a high level of current income which is generally exempt from the federal regular income tax. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal strategies.
The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax (except when investing for “ defensive ” purposes). Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the AMT. The Fund invests at least a majority of its assets in a portfolio of: (1) long-term, tax-exempt securities; and (2) medium-quality or noninvestment-grade, tax-exempt securities. Long-term tax-exempt securities generally include tax-exempt securities with stated maturities of 10 years or more. The Fund also may invest in tax-exempt securities with stated maturities of less than 10 years. Medium-quality securities generally include securities rated in the third or fourth highest rating category by a nationally recognized statistical rating organization (NRSRO) and unrated securities of comparable quality. For example, tax-exempt securities rated A and BBB by Standard & Poor’s, an NRSRO, are rated in the third (A) and fourth (BBB) highest rating categories, respectively. Under relevant SEC guidance, the Fund is permitted to invest in medium-quality and other investment-grade, tax-exempt securities to a greater degree than a high yield bond fund that does not invest primarily in tax-exempt municipal securities. The Fund invests at least a majority of its assets in medium-quality or noninvestment-grade, tax-exempt securities (without regard to the maturity of the securities) in an attempt to pursue a higher level of current income than a tax-exempt bond fund that invests purely in investment-grade securities. The amount of the Fund’s assets invested in long-term or medium-quality or noninvestment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets or from a change in a security’s rating/quality will not require the Fund to sell any tax-exempt security held in the Fund’s portfolio. Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk. Medium-quality, tax-exempt securities generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks, and the derivative contracts and hybrid instruments in which the Fund invests generally are subject to these risks, as well as the risks of investing in derivative contracts and hybrid instruments, all as described in this Prospectus. The noninvestment-grade, tax-exempt securities, in which the Fund invests, which are also known as junk bonds, also generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks, as well as the risks of investing in noninvestment-grade securities, all as described in this Prospectus.
The Fund’s Adviser actively manages the Fund’s portfolio, seeking to manage credit risk assumed by the Fund and provide enhanced levels of income.
The Adviser manages credit risk by performing a fundamental credit analysis on all tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others) the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of all tax-exempt securities on an ongoing basis by reviewing, as the Adviser considers necessary or appropriate in accordance with its procedures, periodic financial data and ratings of NRSROs.

The Adviser generally performs a more intensive credit analysis on noninvestment-grade, tax-exempt securities. In addition to the review process described above, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering and may engage in discussions with the issuer regarding the offering.
The Adviser attempts to provide enhanced levels of income by investing in long-term, tax-exempt securities and managing the duration of the Fund. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. “ Duration ” measures the price sensitivity of a fixed-income security to changes in interest rates. The greater a portfolio’s duration, the greater the potential change in the portfolio’s value in response to a change in market interest rates. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including (among others) the following:
■  Current and expected U.S. economic growth;
■  Current and expected interest rates and inflation;
■  The Federal Reserve’s monetary policy; and
■  Supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
Duration management is less important when a greater portion of the Fund is allocated to noninvestment-grade, tax-exempt securities, because such securities are less sensitive to interest rate changes.
The Adviser also attempts to provide enhanced levels of income by investing in noninvestment-grade, tax-exempt securities, which generally provide higher yields. The percentage that the Adviser allocates to noninvestment-grade securities will vary depending on the supply of noninvestment-grade, tax-exempt securities and the credit spread between investment-grade, tax-exempt securities and noninvestment-grade, tax-exempt securities. If the credit spread narrows, the Adviser may increase its allocation to investment-grade securities without limitation; if the credit spread broadens, the Adviser may increase its allocation to noninvestment-grade securities without limitation. The Adviser may invest up to 100% of the Fund’s assets in noninvestment-grade, tax-exempt securities.
The Fund also may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders. The ordinary income derived from these investment strategies generally will be limited to approximately 5% or less of the Fund’s annual distributions.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■  increase or decrease the effective duration of the Fund portfolio;
■  obtain premiums from the sale of derivative contracts;
■  realize gains from trading a derivative contract; or
■  hedge against potential losses.
There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust. The Fund invests its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “ defensive ” purposes. This policy may not be changed without shareholder approval.
Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Fund’s investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors, and to that extent, fail to meet its investment objectives.

What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
TAX-EXEMPT SECURITIES
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.
The following describes the principal types of tax-exempt securities in which the Fund may invest:
General Obligation Bonds (A Type of Tax-Exempt Security)
General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.
Special Revenue Bonds (A Type of Tax-Exempt Security)
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.
Private Activity Bonds (A Type of Special Revenue Bond)
Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company’s loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.
Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).
The interest on many types of private activity bonds is subject to the AMT. The Fund may invest in bonds subject to AMT.
Tax Increment Financing Bonds (A Type of Tax-Exempt Security)
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.
Municipal Leases (A Type of Tax-Exempt Security)
Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation (COPs). However, the Fund may also invest directly in individual leases.
Zero-Coupon Securities (A Type of Fixed-Income, Tax-Exempt Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind, PIK securities or toggle securities.
Inverse Floaters (A Type of Fixed-Income, Tax-Exempt Security)
An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. Inverse floaters are used to enhance the income from a bond investment by employing leverage. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.
Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Municipal mortgage-backed securities generally have fixed interest rates.
Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are unstructured bonds backed by the net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.
PACs (A Type of Municipal Mortgage-Backed Security)
PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class(es). PACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash-settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “ collateral ” ). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasuryand/or government agency securities.
The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps and caps and floors.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Credit Enhancement
The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities in each case, as provided by the SEC or SEC staff guidance. This requirement may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Investment Ratings for Investment-Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB including modifiers, sub-categories and gradations) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. The presence of a ratings modifier, sub-category or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
Investment Ratings for Noninvestment-Grade Securities
Noninvestment-grade securities are rated below BBB- by an NRSRO. These bonds have greater economic, credit and liquidity risks than investment-grade securities.
Additional Information Regarding the Security Selection Process
As part of analysis inherent in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors. This qualitative analysis does not automatically result in including or excluding specific securities but is used by Federated Hermes as an additional input to improve portfolio risk/return characteristics.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
TAX-EXEMPT SECURITIES Risk
The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Other factors include the general conditions of the tax-exempt securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Like other issuers, there is no guarantee that the issuers of such securities will have sufficient revenues to satisfy their obligations (such as, for example, the payment of interest or principal when due). Legal, economic, political or other developments may raise impairments (such as, for example, limitations under applicable law on the issuer’s authority to raise taxes, prolonged budgetary processes, declining real estate values, increasing pension liabilities or declining tax revenues which may occur due to shifting demographics or other factors) to such issuer’s budgetary flexibility, liquidity and ability to satisfy its obligations. Such impairments may cause a downgrade in the credit ratings of such an issuer, or the securities issued or supported by it, and may cause such an issuer to defer payment of certain obligations, reduce or eliminate appropriations and/or default on its obligations.
Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of such issuers may continue or get worse. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability. As a result, in such situations, there would be heightened risk that there could be an interruption in payments to holders of tax-exempt securities in some cases. There also could be a reduction in the market value of the tax-exempt securities held by the Fund, which could adversely affect the Fund’s net asset value or the distributions paid by the Fund.
To the extent that the Fund invests a larger portion of its assets in the tax-exempt securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that state or U.S. territory or possession may impact on the Fund’s investment performance.

INTEREST RATE RISK
Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. The duration of a fixed-income security may be equal to or shorter than the stated maturity of a fixed-income security. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates. For example, if a fixed-income security has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the security’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the security’s value to increase about 3%.
The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Certain of the Fund’s investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities. With respect to the Fund’s investments described in the preceding sentence, the value of such Fund investments may be negatively affected (or positively affected) when the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities.
ISSUER Credit Risk
It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Fitch Rating Service, Moody’s Investor Services, Inc. and Standard & Poor’s that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
COUNTERPARTY CREDIT RISK
Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
LIQUIDITY RISK
Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. Trading opportunities also are more limited for inverse floaters that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Noninvestment-grade securities generally have less liquidity than investment-grade securities.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Tax Risk
In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
Changes or proposed changes in federal, state or local tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.
The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
Leverage Risk
The tax-exempt securities, derivative contracts and hybrid instruments in which the Fund may invest can be principal investment strategies for the Fund and may be subject to leverage risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
CALL RISK
The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “ call ” ) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
SECTOR RISK
A substantial part of the Fund’s portfolio may be comprised of securities issued or credit-enhanced by companies in similar businesses or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in economic cycle affecting credit losses and regulatory changes.
PREPAYMENT AND EXTENSION RISK
Unlike traditional fixed-income securities (including tax-exempt securities), which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.
For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.
Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.

Generally, municipal mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a municipal mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ). An increase in the spread will cause the price of the municipal mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.
A single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.
RISK OF NON-DIVERSIFIED FUND
The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
Risk Associated with Noninvestment-Grade Securities
Securities that are rated below investment-grade or unrated securities of comparable quality (i.e., noninvestment-grade securities), also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Adviser may invest up to 100% of the Fund’s assets in noninvestment-grade, tax-exempt securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
RISK RELATED TO THE ECONOMY
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund’s performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities. This may increase redemptions from funds that hold large amounts of certain securities, and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.

Epidemic and Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ( “ COVID-19 ” ). This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund’s investments, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “ CARES Act ” ), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In addition, in mid-March 2020 theU.S. Federal Reserve ( “ Fed ” ) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.

technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “ How to Purchase Shares ” and “ How to Redeem and Exchange Shares ” ), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge ( “ public offering price ” ). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The Fund’s current NAV and/or public offering price may be found at FederatedInvestors.com , via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.
In calculating its NAV, the Fund generally values investments as follows:
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees ( “ Board ” ).
■  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.

SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge [2]	Contingent Deferred Sales Charge [3]
A	$1,500/$100	4.50%	0.00%
B	$1,500/$100	None	5.50%
C	$1,500/$100	None	1.00%
F	$1,500/$100	1.00%	1.00%
1
  Please see “ By Systematic Investment Program ” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. To maximize your return and minimize the sales charges and marketing fees, purchases of the B class are generally limited to $100,000 and purchases of the C class are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in the A class. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “ Purchase Restrictions on B Class and C Class ” below. After the B class Shares have been held for eight years from the date of purchase, they will automatically convert to the A class. This conversion is a non-taxable event.

  After C Shares have been held for ten years from the date of purchase, they will automatically convert to A Shares on the next monthly conversion processing date, provided that certain conditions are satisfied. See “ How is the Fund Sold? ” This conversion is a non-taxable event.
2
  Front-End Sales Charge is expressed as a percentage of public offering price. See “ Sales Charge When You Purchase. ”
3
  See “ Sales Charge When You Redeem. ”
As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ( “ expense ratios ” ), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.
Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce, or eliminate, the front-end sales charges imposed on purchases of the A class and F class. Among other ways, the A class and F class have a series of “ breakpoints, ” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, the B class does not have front-end sales charges, but the deferred sales charges imposed on redemptions of the B class do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after shares have been held for six full years). Finally, the C class does not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to the C class are greater than those charged to the A class and F class and comparable to those charged to the B class.
You should also consider that the expense ratio for the A class will be lower than that for the B class or C class. Thus, the fact that no front-end charges are ever imposed on purchases of the B class and C class does not always make them preferable to the A class.
SALES CHARGE WHEN YOU PURCHASE
The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.

A:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater [1]	0.00%	0.00%
1
  A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. CDSC exceptions may apply. See “ Sales Charge When You Redeem. ”
F:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%
REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above.
You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.
In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ( “ Qualifying Accounts ” ). Qualifying Accounts mean those share accounts in the Federated Hermes funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “ Section 529 ” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.
In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on FederatedInvestors.com free of charge, Federated Hermes does not disclose this information separately on the website.
Contingent upon notification to the Transfer Agent, the sales charge at purchase of the A class and F class only, may be reduced or eliminated by:
Larger Purchases
■  Purchasing A class or F class Shares in greater quantities to reduce the applicable sales charge;
Concurrent and Accumulated Purchases
■  Excluding any Federated Hermes fund A class without a sales charge ( “ no-load A class ” ), combining concurrent purchases of and/or current investments in the A class, B class, C class, F class and R class of any Federated Hermes fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the A class, B class, C class,F class and R class shares of any Federated Hermes fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or

Letter of Intent
■  Signing a letter of intent to purchase a qualifying amount of A class or F class Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
PURCHASE RESTRICTIONS ON b class AND c class
In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor’s purchases of the B class are generally limited to $100,000 and an investor’s purchases of the C class are generally limited to $1,000,000 (except for employer-sponsored retirement plans held in omnibus accounts with respect to C Shares). In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of the A class, B class, C class, F class and R class Shares of any Federated Hermes fund currently held in linked Qualifying Accounts, as defined in the section entitled “ Reducing the Sales Charge with Breakpoint Discounts. ” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor’s financial intermediary to offer the opportunity to convert the order to the A class. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.
ELIMINATING The SALES CHARGE
Your investment may qualify for a sales charge waiver. Sales charge waivers offered by the Fund are listed below. In order to receive a sales charge waiver, you must inform your financial intermediary or the Transfer Agent at the time of each purchase that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase or acquire Shares:
■  within 120 days of redeeming Shares of an equal or greater amount (see “ 120 Day Reinstatement Program ” below);
■  through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■  with reinvested dividends or capital gains;
■  issued in connection with the merger, consolidation or acquisition of the assets of another fund. Further, the sales charge will be eliminated on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV, provided that such purchased Shares are held directly with the Fund’s transfer agent. If the Shares are held through a financial intermediary, the sales charge waiver will not apply (A class only);
■  as a Federated Life Member (Federated shareholders who originally were issued shares through the “ Liberty Account, ” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (A class only);
■  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
■  pursuant to the exchange privilege.
The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of any no-load A class unless your no-load A class shares were acquired through an exchange of shares on which the sales charge had previously been paid.
120 Day reinstatement program
Within 120 days of redeeming Class A Shares, Class B Shares, Class C Shares and Class F Shares of the Fund, upon proper notification to the Fund’s Transfer Agent, you may reinvest all or a portion of the redemption proceeds in Class A Shares of the Fund at net asset value, without the imposition of a sales charge or CDSC. Please note:
■  The ownership of the account receiving the purchase is not required to be identical to that of the account in which the redemption was placed; however, the registration of the account receiving the purchase must include at least one registered shareholder of the account from which the redemption occurred.

■  You will not be reimbursed for any fees originally incurred on the redemption (e.g., CDSC or redemption fees) by subsequently participating in the 120 DayReinstatement Program.
■  The 120 Day Reinstatement Program does not supersede or override any restrictions placed on an account due to frequent trading and/or client contractual issues.
Additional operational restrictions may apply, please contact a Client Service Representative at 1-800-341-7400 for more information.
sales charge when you redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). Shares otherwise subject to a CDSC will not be charged a CDSC at the time of an exchange; however, the CDSC will continue to be measured from the date of your original purchase. The CDSC schedule applicable to your original purchase will continue to apply to the shares you receive in an exchange.
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
■  Shares that are not subject to a CDSC; and
■  Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated Hermes funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
A:
If you make a purchase of the A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.

B:
Shares Held Up To:		CDSC
1 Year		5.50%
2 Years		4.75%
3 Years		4.00%
4 Years		3.00%
5 Years		2.00%
6 Years		1.00%
7 Years or More		0.00%
C:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.
F:
Purchase Amount	Shares Held	CDSC
Up to $2 million	4 years or less	1.00%
$2 million but less than $5 million	2 years or less	0.50%
$5 million or more	1 year or less	0.25%

Your redemption may qualify for a waiver of the CDSC. The CDSC waivers offered by the Fund are listed below. In order to receive a waiver of the CDSC, you must inform your financial intermediary or the Transfer Agent at the time of each redemption that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent in order to take advantage of the waiver. If you do not let your financial intermediary or the Transfer Agent know that your redemption is eligible for a CDSC waiver at the time of redemption, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:
■  following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
■  due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death;
■  representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code;
■  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;
■  purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■  purchased with reinvested dividends or capital gains;
■  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
■  purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange);
A Class Only
■  purchased in the amount of $1 million or more and redeemed within 24 months of purchase if the Shares were originally purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
B Class Only
■  which are qualifying redemptions of the B class under a Systematic Withdrawal Program; or
F Class Only
■  representing a total or partial distribution from a qualified plan, which does not include account transfers, rollovers or redemptions for the purpose of reinvestment. For these purposes, qualified plan does not include an IRA, individual 401(k) or custodial account following retirement.
ADDITIONAL INFORMATION ON THE AVAILABILITY OF CERTAIN WAIVERS AND DISCOUNTS
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix B to this Prospectus. The information contained in Appendix B is based on information provided by these financial intermediaries. Please contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and that you understand the steps you must take to qualify for available waivers and discounts. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.

COMMISSIONS ON CERTAIN SHARES
The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of IS Shares. However, if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
Because the Fund is not a party to any such commission arrangement between you and your broker, any purchases and redemptions of IS Shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “ Risk/Return Summary: Fees and Expenses ” section of the Fund’s Prospectus and described above nor are they reflected in the “ Performance: Bar Chart and Table, ” because they are not charged by the Fund.
Shares of the Fund are available in other share classes that have different fees and expenses.
How is the Fund Sold?
The Fund offers the following Share classes: Class A Shares (A), Class B Shares (B), Class C Shares (C), Class F Shares (F) and Institutional Shares (IS), each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.). The Fund may not be a suitable investment for retirement plans.
Class BShare Closure
Class B Shares are closed to new investments by new investors and existing shareholders (excluding reinvestment of dividends and capital gains). Reinvestment of dividends and capital gains will continue uninterrupted. Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
A shareholder owning the Fund’s Class B Shares may continue to hold those shares until such shares automatically convert to Class A Shares under the Fund’s existing conversion schedule as described in the Fund’s prospectus, or until the shareholder redeems such Class B Shares, subject to any applicable contingent deferred sales charge (CDSC).
Reinvestment of dividends and capital gains will continue uninterrupted.
All other Class B Share features, including but not limited to distribution (12b-1) and service fees, CDSC, accumulation privileges and conversion features, will remain unchanged for Class B Shares.
A, B, C & F Classes
The Fund’s Distributor markets the A, B, C and F classes to individuals, directly or through financial intermediaries.
IS Class
The Fund’s Distributor markets the IS class to Eligible Investors, as described below. In connection with a request to purchase the IS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, the IS class is not available for direct investment by natural persons.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of the IS class (however, such accounts remain subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus):
■  An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform, where Federated Hermes has entered into an agreement with the intermediary;
■  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
■  An employer-sponsored retirement plan;
■  A trust institution investing on behalf of its trust customers;
■  A Federated Hermes Fund;
■  An investor (including a natural person) who acquired the IS class of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and

■  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated Hermes or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated Hermes; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated Hermes investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of the IS class (see “ How to Purchase Shares ” below):
■  An investor, other than a natural person, purchasing the IS class directly from the Fund; and
■  In connection with an initial purchase of the IS class through an exchange, an investor (including a natural person) who owned the IS class of another Federated Hermes fund as of December 31, 2008.
Intra-Fund Share Conversion Program
A shareholder in the Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. This share conversion program is not applicable to the Fund’s Class B Shares. The share conversion program is not applicable to the Fund’s Class A Shares, Class C Shares and Class F Shares subject to a contingent deferred sales charge, if applicable. For Class C Shares purchased through a financial intermediary after June 30, 2017, such shares may only be converted to another share class of the same Fund if: (i) the shares are no longer subject to a CDSC or the financial intermediary agrees to reimburse the Fund’s Distributor the CDSC otherwise payable upon the sale of such shares; (ii) the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable; and (iii) (a) the conversion is made to facilitate the shareholder’s participation in a self-directed brokerage (non-advice) account or a fee-based advisory program offered by the intermediary; or (b) the conversion is part of a multiple-client transaction through a particular financial intermediary as pre-approved by the Fund’s Administrator. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
Class B Share Automatic Conversion Feature
After Class B Shares have been held for eight years from the date of purchase, they will automatically convert into Class A Shares on the next monthly conversion processing date, provided that the Fund or financial intermediary has records confirming that the Class B Shares have been held for at least eight years and that the Class A Shares are available for purchase. For Class B Shares acquired in an exchange from another fund, the date of purchase will be based on the initial purchase of the Class B Shares of the prior fund. Certain financial intermediaries, record keepers and platforms do not track shareholder level share lot aging for certain types of accounts. These Class B Shares would not satisfy the conditions for the conversion. Contact your financial intermediary or call 1-800-341-7400 for more information.
Class C Share Automatic Conversion Feature
After Class C Shares have been held for ten years from the date of purchase, they will automatically convert into Class A Shares on the next monthly conversion processing date, provided that the Fund or financial intermediary has records confirming that the Class C Shares have been held for at least ten years and that the Class A Shares are available for purchase. For Class C Shares acquired in an exchange from another Federated Hermes fund, the date of purchase will be based on the initial purchase of the Class C Shares of the prior Federated Hermes fund. Certain financial intermediaries, record keepers and platforms do not track shareholder level share lot aging for certain types of accounts. These Class C Shares would not satisfy the conditions for the conversion. Contact your financial intermediary or call 1-800-341-7400 for more information.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “ Dealer Reallowance ” ) and retains any remaining portion of the front-end sales charge.
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
A:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
F:
Less than $1 million	1.00%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:
A (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The A class purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
B:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

C:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%

F:
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
Less than $2 million	1.00%
$2 million but less than $5 million	0.50%
$5 million or greater	0.25%

RULE 12b-1 FEES
A, B, C & F Classes
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% (A class and F class) and 0.75% (B class and C class) of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s A class, B class, C class and F class. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Fund’s A class and F class have no present intention of paying, accruing or incurring any Rule 12b-1 fees until such time as approved by the Fund’s Board of Trustees. In addition, in connection with the sale of the B class and C class, Federated Hermes and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the B class and C class. Federated Hermes and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
service fees
A, B, C & F Classes
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. In addition, as discussed above in

“ Commissions on Certain Shares, ” if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
As described in more detail in the section entitled “ How is the Fund Sold? ” under the subheading “ Class B Share Closure, ” the Fund’s Class B Shares are closed to new investments by new investors and existing shareholders (excluding reinvestment of dividends and capital gains). Reinvestment of dividends and capital gains will continue uninterrupted. Please disregard any further references to purchases of Class B Shares with the exception of Class B Share exchanges. Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
You may purchase Shares of the Fund any day the NYSE is open. Shares will be purchased at the NAV next calculated after your investment is received by the Fund, or its agent, in proper form. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus.
Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g ., Federal Reserve wire or check), you automatically will receive the A class.
For important account information, see the section “ Security and Privacy Protection. ”
A, B, C & F Class
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund.
IS Class
Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund in the manner described above under “ How is the Fund Sold? ”
Where applicable, the required minimum initial investment for IS class is generally $1,000,000. There is no minimum subsequent investment amount.
THROUGH A FINANCIAL INTERMEDIARY
■  Establish an account with the financial intermediary; and
■  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m.Eastern time).
The Fund has authorized certain intermediaries to accept Share purchase orders on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund and Shares will be bought at the NAV next calculated after such an order is received by the authorized intermediary. If your financial intermediary is not an authorized intermediary, the Fund or its agent must receive the purchase order in proper form from your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for your transaction to be priced at that day’s NAV. In addition, your financial intermediary must forward your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company ( “ Transfer Agent ” ). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “ By Wire ” or “ By Check. ”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Shareholders are encouraged to ask their financial intermediary if they are an authorized agent for the Fund and about any fees that may be charged by the financial intermediary.
DIRECTLY FROM THE FUND
■  Establish your account with the Fund by submitting a completed New Account Form; and
■  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated Hermes EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Hermes Funds , note your account number on the check, and send it to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under “ Resources ” and then “ Literature and Forms, ” then “ Forms. ” You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated Hermes fund. To do this you must:
■  meet any applicable shareholder eligibility requirements;
■  ensure that the account registrations are identical;
■  meet any applicable minimum initial investment requirements; and
■  receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
A, B, C & F Classes
You may purchase Shares through an exchange from the same share class of another Federated Hermes fund.
IS Class
You may purchase Shares through an exchange from any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.

By Online Account Services
You may access your accounts online to purchase shares through FederatedInvestors.com ’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
How to Redeem and Exchange Shares
Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
You should redeem or exchange Shares:
■  through a financial intermediary if you purchased Shares through a financial intermediary; or
■  directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated Hermes funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “ Limitations on Redemption Proceeds ” ).
For important account information, see the section “ Security and Privacy Protection. ”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
Send requests by private courier or overnight delivery service to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
All requests must include:
■  Fund name and Share class, account number and account registration;
■  amount to be redeemed or exchanged;

■  signatures of all shareholders exactly as registered; and
■  if exchanging , the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■  your redemption will be sent to an address other than the address of record;
■  your redemption will be sent to an address of record that was changed within the last 30 days;
■  a redemption is payable to someone other than the shareholder(s) of record; or
■  transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange shares through FederatedInvestors.com ’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■  An electronic transfer to your account at a financial institution that is an ACH member; or
■  Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■  Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes ( “ Federated Hermes funds ” ) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■  Committed Line of Credit. The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “ in-kind ” distribution of the Fund’s portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund’s Board, which generally include distributions of a pro rata share of the Fund’s portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■  to allow your purchase to clear (as discussed below);

■  during periods of market volatility;
■  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■  when the NYSE is closed, other than customary weekend and holiday closings;
■  when trading on the NYSE is restricted, as determined by the SEC;
■  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or
■  as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. To do this, you must:
■  meet any applicable shareholder eligibility requirements;
■  ensure that the account registrations are identical;
■  meet any applicable minimum initial investment requirements; and
■  receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “ Account and Share Information – Frequent Trading Policies. ”
Financial intermediaries may have different policies and procedures regarding the availability of intra-fund exchanges ( “ automatic exchanges ” ). These exchanges which are directed by the financial intermediary and not the Fund are discussed in Appendix B to this Prospectus.
A, B, C & F Classes
You may exchange Shares into shares of the same class of another Federated Hermes fund.
IS Class
You may exchange Shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
Systematic Withdrawal Program (SWP) on B Class
You will not be charged a CDSC on SWP redemptions if:
■  you redeem 12% or less of your account value in a single year;
■  you reinvest all dividends and capital gains distributions;

■  your account has at least a $10,000 balance when you establish the SWP (You cannot aggregate multiple B class accounts to meet this minimum balance.); and
■  for all B class accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined in this Prospectus.
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund does not issue share certificates.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using FederatedInvestors.com ’s Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedInvestors.com .

Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.
If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedInvestors.com /FundInformation.
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “ undeliverable, ” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property ( “ escheatment ” ) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
ACCOUNTS WITH LOW BALANCES
Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:
■  $1,500 for the A, B, C and F classes (or in the case of IRAs, $250); and
■  $25,000 for the IS class.
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the

Fund’s normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV.
The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.
The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated Hermes funds could adversely affect the management of the Fund’s portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes ( “ Approved Accounts ” ). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedInvestors.com . If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 1001 Liberty Avenue,Pittsburgh, PA 15222-3779.
The Adviser and other subsidiaries of Federated Hermes advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $575.9 billion in assets as of December 31, 2019. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with nearly 1,900 employees. Federated Hermes provides investment products to approximately 11,500 investment professionals and institutions.
The Adviser advises approximately 75 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $344.3 billion in assets as of December 31, 2019.
PORTFOLIO MANAGEMENT INFORMATION
Lee R. Cunningham II
Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund’s portfolio manager since April of 2009.
Mr. Cunningham is a Senior Portfolio Manager responsible for day-to-day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1995; has worked in investment management since 1995; has managed investment portfolios since 1998. Education: B.S. University of Pennsylvania; and M.B.A. University of Pittsburgh.
R.J. Gallo
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since April of 2010.
Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for overseeing the macro risk elements in the portfolio. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A. University of Michigan; and M.P.A Princeton University.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “ Fee Limits ” as described in the footnote to the “ Risk/Return Summary: Fees and Expenses ” table found in the “ Fund Summary ” section of the Prospectus.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s annual and semi-annual shareholder reports for the periods ended August 31 and February 28, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information presented is on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

Financial Highlights – Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.30	$8.88	$8.98	$9.28	$8.86
Income From Investment Operations:
Net investment income	0.33 [1]	0.33 [1]	0.34 [1]	0.35	0.37
Net realized and unrealized gain (loss)	(0.41)	0.43	(0.10)	(0.30)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	0.76	0.24	0.05	0.79
Less Distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.34)	(0.35)	(0.37)
Net Asset Value, End of Period	$8.90	$9.30	$8.88	$8.98	$9.28
Total Return [2]	(0.78)%	8.76%	2.71%	0.67%	9.17%
Ratios to Average Net Assets:
Net expenses [3]	0.89% [4]	0.89% [4]	0.90% [4]	0.89%	0.89%
Net investment income	3.69%	3.77%	3.81%	3.96%	4.12%
Expense waiver/reimbursement [5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$204,461	$218,050	$222,108	$221,586	$270,092
Portfolio turnover	27%	11%	24%	24%	10%
1
  Per share numbers have been calculated using the average shares method.
2
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.89%, 0.89%, and 0.90% for the years ended August 31, 2020, 2019 and2018, respectively, after taking into account these expense reductions.
5
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.

Financial Highlights – Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.29	$8.87	$8.97	$9.27	$8.85
Income From Investment Operations:
Net investment income	0.26 [1]	0.27 [1]	0.27 [1]	0.32	0.31
Net realized and unrealized gain (loss)	(0.40)	0.42	(0.11)	(0.34)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	0.69	0.16	(0.02)	0.73
Less Distributions:
Distributions from net investment income	(0.26)	(0.27)	(0.26)	(0.28)	(0.31)
Net Asset Value, End of Period	$8.89	$9.29	$8.87	$8.97	$9.27
Total Return [2]	(1.51)%	7.96%	1.92%	(0.09)%	8.35%
Ratios to Average Net Assets:
Net expenses [3]	1.64% [4]	1.64% [4]	1.65% [4]	1.64%	1.64%
Net investment income	2.93%	3.02%	3.05%	3.21%	3.38%
Expense waiver/reimbursement [5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,744	$4,622	$6,504	$9,446	$12,241
Portfolio turnover	27%	11%	24%	24%	10%
1
  Per share numbers have been calculated using the average shares method.
2
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.64%, 1.64% and 1.65% for the years ended August 31, 2020, 2019 and2018, respectively, after taking into account these expense reductions.
5
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.

Financial Highlights – Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.29	$8.87	$8.97	$9.28	$8.85
Income From Investment Operations:
Net investment income	0.26 [1]	0.27 [1]	0.27 [1]	0.29	0.31
Net realized and unrealized gain (loss)	(0.39)	0.42	(0.10)	(0.32)	0.43
TOTAL FROM INVESTMENT OPERATIONS	(0.13)	0.69	0.17	(0.03)	0.74
Less Distributions:
Distributions from net investment income	(0.26)	(0.27)	(0.27)	(0.28)	(0.31)
Net Asset Value, End of Period	$8.90	$9.29	$8.87	$8.97	$9.28
Total Return [2]	(1.41)%	7.97%	1.94%	(0.20)%	8.47%
Ratios to Average Net Assets:
Net expenses [3]	1.64% [4]	1.64% [4]	1.65% [4]	1.64%	1.64%
Net investment income	2.93%	3.01%	3.06%	3.21%	3.37%
Expense waiver/reimbursement [5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$31,350	$48,130	$50,262	$68,461	$77,213
Portfolio turnover	27%	11%	24%	24%	10%
1
  Per share numbers have been calculated using the average shares method.
2
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.64%, 1.64% and 1.65% for the years ended August 31, 2020, 2019 and2018, respectively, after taking into account these expense reductions.
5
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.

Financial Highlights – Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.30	$8.88	$8.98	$9.28	$8.86
Income From Investment Operations:
Net investment income	0.33 [1]	0.33 [1]	0.34 [1]	0.35	0.37
Net realized and unrealized gain (loss)	(0.41)	0.42	(0.10)	(0.30)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	0.75	0.24	0.05	0.79
Less Distributions:
Distributions from net investment income	(0.32)	(0.33)	(0.34)	(0.35)	(0.37)
Net Asset Value, End of Period	$8.90	$9.30	$8.88	$8.98	$9.28
Total Return [2]	(0.77)%	8.76%	2.71%	0.66%	9.17%
Ratios to Average Net Assets:
Net expenses [3]	0.89% [4]	0.89% [4]	0.90% [4]	0.89%	0.89%
Net investment income	3.69%	3.76%	3.81%	3.96%	4.12%
Expense waiver/reimbursement [5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$182,765	$195,691	$194,464	$207,266	$213,796
Portfolio turnover	27%	11%	24%	24%	10%
1
  Per share numbers have been calculated using the average shares method.
2
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.89%, 0.89% and 0.90% for the years ended August 31, 2020, 2019 and2018, respectively, after taking into account these expense reductions.
5
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.

Financial Highlights – Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.29	$8.87	$8.97	$9.27	$8.85
Income From Investment Operations:
Net investment income	0.35 [1]	0.36 [1]	0.36 [1]	0.37	0.40
Net realized and unrealized gain (loss)	(0.40)	0.42	(0.10)	(0.30)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.05)	0.78	0.26	0.07	0.82
Less Distributions:
Distributions from net investment income	(0.35)	(0.36)	(0.36)	(0.37)	(0.40)
Net Asset Value, End of Period	$8.89	$9.29	$8.87	$8.97	$9.27
Total Return [2]	(0.53)%	9.04%	2.97%	0.92%	9.45%
Ratios to Average Net Assets:
Net expenses [3]	0.64% [4]	0.64% [4]	0.65% [4]	0.64%	0.64%
Net investment income	3.93%	4.01%	4.06%	4.21%	4.35%
Expense waiver/reimbursement [5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$129,832	$155,444	$155,902	$137,235	$106,699
Portfolio turnover	27%	11%	24%	24%	10%
1
  Per share numbers have been calculated using the average shares method.
2
  Based on net asset value.
3
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.64%, 0.64% and 0.65% for the years ended August 31, 2020, 2019 and2018, respectively, after taking into account these expense reductions.
5
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.

Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period (except the B class, which converts to the A class after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “ Fees and Expenses ” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “ Front-End Sales Charge ” ) is reflected in the “ Hypothetical Expenses ” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND - A CLASS
ANNUAL EXPENSE RATIO: 1.04%
MAXIMUM FRONT-END SALES CHARGE: 4.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$551.29	$9,928.18
2	$9,928.18	$496.41	$10,424.59	$105.30	$10,321.34
3	$10,321.34	$516.07	$10,837.41	$109.47	$10,730.07
4	$10,730.07	$536.50	$11,266.57	$113.80	$11,154.98
5	$11,154.98	$557.75	$11,712.73	$118.31	$11,596.72
6	$11,596.72	$579.84	$12,176.56	$122.99	$12,055.95
7	$12,055.95	$602.80	$12,658.75	$127.86	$12,533.37
8	$12,533.37	$626.67	$13,160.04	$132.93	$13,029.69
9	$13,029.69	$651.48	$13,681.17	$138.19	$13,545.67
10	$13,545.67	$677.28	$14,222.95	$143.66	$14,082.08
Cumulative		$5,722.30		$1,663.80

FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND - B CLASS
ANNUAL EXPENSE RATIO: 1.79%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$181.87	$10,321.00
2	$10,321.00	$516.05	$10,837.05	$187.71	$10,652.30
3	$10,652.30	$532.62	$11,184.92	$193.74	$10,994.24
4	$10,994.24	$549.71	$11,543.95	$199.96	$11,347.16
5	$11,347.16	$567.36	$11,914.52	$206.37	$11,711.40
6	$11,711.40	$585.57	$12,296.97	$213.00	$12,087.34
7	$12,087.34	$604.37	$12,691.71	$219.84	$12,475.34
8	$12,475.34	$623.77	$13,099.11	$226.89	$12,875.80
Converts from Class B to Class A				Annual Expense Ratio: 1.04%
9	$12,875.80	$643.79	$13,519.59	$136.56	$13,385.68
10	$13,385.68	$669.28	$14,054.96	$141.97	$13,915.75
Cumulative		$5,792.52		$1,907.91

FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND - C CLASS
ANNUAL EXPENSE RATIO: 1.79%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$181.87	$10,321.00
2	$10,321.00	$516.05	$10,837.05	$187.71	$10,652.30
3	$10,652.30	$532.62	$11,184.92	$193.74	$10,994.24
4	$10,994.24	$549.71	$11,543.95	$199.96	$11,347.16
5	$11,347.16	$567.36	$11,914.52	$206.37	$11,711.40
6	$11,711.40	$585.57	$12,296.97	$213.00	$12,087.34
7	$12,087.34	$604.37	$12,691.71	$219.84	$12,475.34
8	$12,475.34	$623.77	$13,099.11	$226.89	$12,875.80
9	$12,875.80	$643.79	$13,519.59	$234.18	$13,289.11
10	$13,289.11	$664.46	$13,953.57	$241.69	$13,715.69
Cumulative		$5,787.70		$2,105.25

FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND - F CLASS
ANNUAL EXPENSE RATIO: 1.04%
MAXIMUM FRONT-END SALES CHARGE: 1.00%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$495.00	$10,395.00	$205.00	$10,292.04
2	$10,292.04	$514.60	$10,806.64	$109.16	$10,699.60
3	$10,699.60	$534.98	$11,234.58	$113.48	$11,123.30
4	$11,123.30	$556.17	$11,679.47	$117.97	$11,563.78
5	$11,563.78	$578.19	$12,141.97	$122.64	$12,021.71
6	$12,021.71	$601.09	$12,622.80	$127.50	$12,497.77
7	$12,497.77	$624.89	$13,122.66	$132.55	$12,992.68
8	$12,992.68	$649.63	$13,642.31	$137.80	$13,507.19
9	$13,507.19	$675.36	$14,182.55	$143.26	$14,042.07
10	$14,042.07	$702.10	$14,744.17	$148.93	$14,598.14
Cumulative		$5,932.01		$1,358.29

FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND - IS CLASS
ANNUAL EXPENSE RATIO: 0.79%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$80.66	$10,421.00
2	$10,421.00	$521.05	$10,942.05	$84.06	$10,859.72
3	$10,859.72	$542.99	$11,402.71	$87.60	$11,316.91
4	$11,316.91	$565.85	$11,882.76	$91.29	$11,793.35
5	$11,793.35	$589.67	$12,383.02	$95.13	$12,289.85
6	$12,289.85	$614.49	$12,904.34	$99.13	$12,807.25
7	$12,807.25	$640.36	$13,447.61	$103.31	$13,346.44
8	$13,346.44	$667.32	$14,013.76	$107.66	$13,908.33
9	$13,908.33	$695.42	$14,603.75	$112.19	$14,493.87
10	$14,493.87	$724.69	$15,218.56	$116.91	$15,104.06
Cumulative		$6,061.84		$977.94

Appendix B: Sales Charge Waivers and Exchange Features for Shareholders Purchasing Through Certain Financial Intermediaries
The term “ fund family, ” used herein, shall refer to the Federated Hermes mutual funds.
Ameriprise Financial
CLASS A SHARES FRONT-END SALES CHARGE WAIVERS AVAILABLE AT AMERIPRISE FINANCIAL:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective April 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus:
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■  Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■  Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
EXCHANGE Feature of CLASS C SHARES AVAILABLE AT AMERIPRISE FINANCIAL:
Automatic Exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.
Robert W. Baird & Co., Inc.
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
■  Share purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
■  Shares purchase from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same accounts; and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);

■  Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Baird’s intra-fund share class policies and procedures;
■  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Investor A and C Shares Available at Baird
■  Shares sold upon the death or disability of the shareholder;
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;
■  Shares bought due to returns of excess contributions from an IRA Account;
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■  Shares sold to pay Baird fees but only if the transaction is initiated by Baird;
■  Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■  Breakpoints as described in this prospectus;
■  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets;
■  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.
EDWARD JONES
Effective on or after May 1, 2020, shareholders purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for waivers or discounts. Edward Jones can ask for documentation of such circumstance.
Front-End Sales Load Waivers on Class A and F Shares Available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■  Shares purchased in an Edward Jones fee-based program.
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (1) the proceeds are from the sale of shares within 60 days of the purchase; and (2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■  Shares exchanged into Class A shares from another share Class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable.

CDSC Waivers on A, B, C and F Shares Available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder will be responsible to pay the CDSC except in the following conditions:
■  Shares sold upon the death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value).
■  Return of excess contributions from an Individual Retirement Account (IRA).
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■  Shares exchanged in an Edward Jones fee-based program. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable.
■  Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Edward Jones:
Rights of Accumulation (ROA)
■  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ( “ pricing groups ” ). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
■  ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
■  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Other Important Information
Minimum Purchase Amounts
1. $250 initial purchase minimum
2. $50 subsequent purchase minimum
Minimum Balances
3. Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
1. A fee-based account held on an Edward Jones platform
2. A 529 account held on an Edward Jones platform
3. An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
4. At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase or redeem Fund shares through a Janney Montgomery Scott LLC ( “ Janney ” ) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A Shares available at Janney
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within ninety (90) days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■  Shares acquired through a right of reinstatement.
■  Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Janney’s intra-fund share class policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
■  Shares sold upon the death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
■  Shares purchased in connection with a return of excess contributions from an IRA account.
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■  Shares acquired through a right of reinstatement.
■  Shares exchanged into the same share class of a different Federated Hermes fund, if the shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).
Front-end sales charge discounts available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■  Breakpoints as described in the fund’s Prospectus.
■  Rights of accumulation ( “ ROA ” ), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
■  Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);
■  Shares purchased through a Merrill Lynch affiliated investment advisory program or exchanged due to the holdings moving from the program;
■  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
■  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
■  Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■  Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
■  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus;
■  Eligible shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A, B and C Shares available at Merrill Lynch
■  Death or disability of the shareholder;
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
■  Return of excess contributions from an IRA Account;
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
■  Shares acquired through a right of reinstatement;
■  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only);
■  Class A Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■  Breakpoints as described in this prospectus;
■  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets;
■  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
Morgan Stanley Smith Barney
Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Smith Barney:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
■  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
■  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
■  Shares purchased through a Morgan Stanley self-directed brokerage account;

■  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s intra-fund share class exchange program;
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (i) the repurchase occurs within 90 days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales charge.
OPPENHEIMER & CO., INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co., Inc. (OPCO) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■  Shares purchased by or through a 529 Plan
■  Shares purchased through an OPCO affiliated investment advisory program
■  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund (but not any other fund within the fund family)
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of OPCO
■  Employees and registered representatives of OPCO or its affiliates and their family members
■  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
■  Death or disability of the shareholder
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■  Return of excess contributions from an IRA Account
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■  Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■  Breakpoints as described in this prospectus.
■  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates ( “ Raymond James ” )
Effective March 1, 2019, shareholders purchasing and redeeming Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares Available at Raymond James
■  Shares purchased in an investment advisory program.
■  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of Raymond James.
CDSC Waivers on A, B and C Shares Available at Raymond James
■  Death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■  Return of excess contributions from an IRA Account.
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
■  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■  Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■  Breakpoints as described in this prospectus;
■  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■  Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Stifel, Nicolaus & Company, Incorporated
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated ( “ Stifel ” ) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-End Sales Load Waiver on Class A Shares
■  Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Notes
[PAGE INTENTIONALLY LEFT BLANK]

An SAI dated October 31, 2020, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedInvestors.com .
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov . You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes Municipal High Yield Advantage Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-6165
CUSIP 313923864
CUSIP 313923856
CUSIP 313923849
CUSIP 313923831
CUSIP 313923815
35400 (10/20)
© 2020 FederatedHermes, Inc.

Statement of Additional Information
October 31, 2020

Share Class | Ticker	A | FMOAX	B | FMOBX	C | FMNCX	F | FHTFX	Institutional | FMYIX

Federated Hermes Municipal High Yield Advantage Fund
(formerly, Federated Municipal High Yield Advantage Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes Municipal High Yield Advantage Fund (the “ Fund ” ), dated October 31, 2020.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
10	Investment Risks
12	Investment Objective (and Policies) and Investment Limitations
14	What Do Shares Cost?
16	How is the Fund Sold?
20	Purchases In-Kind
20	Redemption In-Kind
20	Massachusetts Partnership Law
20	Account and Share Information
21	Tax Information
22	Who Manages and Provides Services to the Fund?
36	Financial Information
36	Investment Ratings
41	Addresses
42	Appendix
Federated Hermes Municipal High Yield Advantage Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
35401 (10/20)
© 2020 FederatedHermes, Inc.

How is the Fund Organized?
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust ( “ Trust ” ). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 6, 1990. The Trust may offer separate series of shares representing interests in separate portfolios of securities.
The Board of Trustees (the “ Board ” ) has established the following classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class T Shares ( “ Shares ” ). This SAI only relates to Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. The Fund’s investment adviser is Federated Investment Management Company ( “ Adviser ” ). Effective June 26, 2020, the Trust changed its name from Federated Municipal Securities Income Trust to Federated Hermes Municipal Securities Income Trust, and the Fund changed its name from Federated Municipal High Yield Advantage Fund to Federated Hermes Municipal High Yield Advantage Fund.
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “ discount ” ) or more (a “ premium ” ) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund may invest.
Municipal Notes (A Type of Tax-Exempt Security)
Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.
Municipal Auction Rate Securities (A Type of Tax-Exempt Security)
Municipal auction rate securities are tax-exempt securities that are issued (without a demand feature) generally for a specified term, during which the interest rate may be reset at specified intervals (such as, for example, every 7, 28,35 or49 days) by means of a “ Dutch Auction ” or similar competitive process. These securities may be referred to as “ municipal auction rate notes. ” In the auction, holders of such securities, and investors who seek to acquire such securities, indicate their interest in continuing to hold, or to purchase, the securities at rates that they specify to broker-dealers that serve as auction agents for the auction. If the auction is successful, a holder of such securities will be able to sell them at par value through the auction process. A “ failed auction ” occurs when, for example, the auction agent does not receive enough bids to cover the aggregate amount of securities that have been put up for sale at the auction, or the lowest interest rate at which all of the securities that have been put up for sale at the auction would be above the “ maximum interest rate ” set forth in the documentation for the securities, or some other reason. When a failed auction occurs, a holder of the securities may not be able to sell all or a portion of the securities it desired to sell at the auction, in which case the affected securities would pay the maximum interest rate set forth in their documentation until the next successful auction. The maximum interest rate may be a multiple of a specified index or a fixed rate, and may be dependent on other factors, such as the credit rating of the securities at the time of the auction. Municipal auction rate securities may be subject to interest rate, credit, credit enhancement, prepayment, liquidity and economic risks.
1

Variable Rate Demand Instruments (A Type of Tax-Exempt Security)
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “ Demand Provider ” ), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “ conditional, ” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other variable rate demand instruments are “ unconditional, ” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Fund, referred to as “ synthetic ” variable rate demand instruments, have certain features, such as call features, that make it possible that the Fund will realize capital gains.
Asset-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates or other similar securities. Asset-backed securities have prepayment risks.
Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)
Tax-exempt commercial paper is an obligation issued by a tax-exempt issuer with a maturity of generally less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, and if there is not another available source of liquidity, its commercial paper may default or there may be a reduction in payments received in repayment of the tax-exempt commercial paper.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts, (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
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To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Interest Rate Futures
An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
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Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■  Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■  Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■  Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■  Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “ notional principal amount ” ) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 millionprincipal amount.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
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Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “ Protection Buyer ” ) agrees to make payments over the term of the CDS to the other party (the “ Protection Seller ” ), provided that no designated event of default, restructuring or other credit related event (each a “ Credit Event ” ) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “ Reference Obligation ” ). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “ par value, ” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “ Deliverable Obligation ” ). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “ cash-settled, ” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as “ Protection Buyer ” ) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as “ Protection Seller ” ) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Other Investments, Transactions, Techniques
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
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Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case, all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Notes (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “ Note Issuer ” ) with respect to which the Reference Instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “ Reference Credit ” ). The purchaser of the CLN (the “ Note Purchaser ” ) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “ Credit Event ” ) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements (A Type of Fixed-Income, Tax-Exempt Security)
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Inter-Fund Borrowing and Third-Party Lending Arrangements
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds ( “ Federated Hermes funds ” ) advised by subsidiaries of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an
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inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements ( “ Repo Rate ” ) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings ( “ Bank Loan Rate ” ), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of: (a) (i) the federal funds effective rate; (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year, the Fund did not utilize the LOC.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 ( “ 1940 Act ” ), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “ set aside ” (referred to sometimes as “ asset segregation ” ) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “ cash-settle, ” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “ cash-settle, ” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market ( “ net ” ) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “ net amount ” ). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
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The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “ Investment Risks. ” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.
Temporary Investments
The Fund may make temporary investments in taxable, fixed-income securities and the following other taxable securities (in addition to taxable repurchase and reverse repurchase agreement investments):
Treasury Securities (A Type of Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Bank Instruments (A Type of Fixed-Income Security)
Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. orforeign banks.
Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association ( “ Ginnie Mae ” ), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation ( “ Freddie Mac ” ), Federal National Mortgage Association ( “ Fannie Mae ” ) and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Investors regard government securities as having minimal credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae . The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and
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the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Corporate Debt Securities (A Type of Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risk of corporate debt securities vary widely across issuers.
In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking ( “ senior ” ) debt securities have a higher priority than lower ranking ( “ subordinated ” ) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.
INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program (LRMP) and related procedures to assess and manage the liquidity risk of the Fund in accordance with Section 22(e) of the 1940 Act and Rule 22e-4 thereunder. The Board has designated the Adviser, together with Federated Hermes, Inc.’s ( “ Federated Hermes, ” formerly, Federated Investors, Inc.) other affiliated registered investment advisory subsidiaries that serve as investment advisers to other Federated Hermes funds, to collectively serve as the administrator of the LRMP and the related procedures (the “ Administrator ” ). Rule 22e-4 defines “ liquidity risk ” as the risk that the Fund will be unable to meet requests to redeem shares issued by the Fund without
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significant dilution of the remaining investors’ interests in the Fund. As a part of the LRMP, the Administrator is responsible for classifying the liquidity of the Fund’s portfolio investments in accordance with Rule 22e-4. As part of the LRMP, the Administrator is also responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, for making periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Credit Risk
The tobacco settlement bonds in which the Fund invests also may present greater risk due to their source of payment (i.e., the issuing state’s proportionate share in payments made by U.S. tobacco manufacturers into an escrow account established pursuant to a master settlement agreement (MSA) entered into between 46 states and nearly all of the U.S. tobacco manufacturers). The source of the payments used to pay principal and interest on tobacco settlement bonds can be delayed, reduced or otherwise adversely affected by various factors that impact the risk associated with tobacco settlement bonds, such as the strength of the tobacco industry, the financial condition of the U.S. tobacco manufacturers and litigation related to the MSA.
Prepayment and Extension Risk
Like municipal mortgage-backed securities, asset-backed securities (including fixed-income or tax-exempt securities that are pooled or collateralized) may be subject to prepayment risks and the possibility that interest and other payments may not be made. Such investments also may be subject to interest rate, credit and the other risks described in the Fund’s Prospectus and this SAI.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions,
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accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus, such as interest rate, credit, liquidity and leverage risks.
EXCHANGE-TRADED FUNDS RISK
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “ circuit breakers ” (which are tied to large decreases in stock prices) halts stock trading generally.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings and/or prices paid to or received by the Fund on its portfolio transactions and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “ Brokerage Transactions and Investment Allocation. ”
LIBOR Risk
Certain derivatives or debt securities, or other financial instruments in which the Fund may invest, as well as the Fund’s committed, revolving line of credit agreement, utilize or may utilize in the future the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Regulators have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.
While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.
CYBERSECURITY RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders, and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to
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governmental agencies, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, may prevent required regulatory filings and reports from being made. The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “ cyber-events ” ).
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders or third parties, including cybercriminals, competitors, nation-states and “ hacktivists, ” among others. Cyber-events may include, for example, phishing, use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “ hacking ” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other vendor management efforts, Federated Hermes also conducts due diligence on key service providers (or vendors) relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
Investment Objective (and Policies) and Investment Limitations
The investment objective of the Fund is to provide a high level of current income which is generally exempt from the federal regular income tax.
The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “ defensive ” purposes.
The fundamental investment objective and policy may not be changed by the Fund’s Board without shareholder approval.
INVESTMENT LIMITATIONS
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 ( “ 1940 Act ” ), any rule or order thereunder, or any SEC staff interpretation thereof.
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Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in Commodities
The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending
The Fund may not make loans, except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivatives contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this limitation, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the “ vote of a majority of the Fund’s outstanding voting securities, ” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
Restricted Securities
The Fund may purchase securities subject to restrictions on resale under the federal securities laws.
Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits and/or collateral arrangements in connection with permissible activities.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Additional Information
The Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “ cash items. ” In applying the Fund’s concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. The Fund’s concentration limitation will not restrict the Fund’s investment in economic sectors. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.
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The Fund will not invest more than 25% of the value of its total assets in securities insured by the same single bond insurer. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation. The preceding limitations regarding buying on margin, borrowing money and pledging assets do not apply to intra-day cash advances made by the Fund’s custodian, or the grant of a security interest in securities by the Fund to its custodian to collateralize such intra-day cash advances, in order to enable the Fund to settle securities purchases or to redeem Shares of the Fund. The preceding limitations regarding buying on margin, borrowing money, lending and pledging assets do not apply to the Fund’s use of derivative contracts, including, without limitation, the Fund’s granting of a security interest in connection with such permissible activities.
As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
What Do Shares Cost?
Determining Market Value of Securities
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■  Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■  Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■  Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
Special valuation considerations may apply with respect to the Fund’s “ odd-lot ” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee engages in oversight activities with respect to the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “ Fair Valuation Procedures. ”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “ bid ” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “ mid ” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “ fair value ” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an
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investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■  Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “ Fair Valuation Procedures. ” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor ( “ Federated Securities Corp. ” ) offers Shares on a continuous, best-efforts basis.
Class B Shares are closed to new investments by new investors and existing shareholders (excluding reinvestment of dividends and capital gains). Reinvestment of dividends and capital gains will continue uninterrupted. Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund. Please disregard any further references to purchases of Class B Shares with the exception of Class BShare exchanges.
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Rule 12b-1 Plan (CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS F SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
In addition, in connection with the sale of Class B Shares and Class C Shares, Federated Hermes and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the Class B Shares and Class C Shares. Federated Hermes and its subsidiaries may benefit or sustain losses from such arrangements.
Regarding the Fund’s Class A Shares and Class F Shares, the Class A Shares and Class F Shares of the Fund currently do not accrue, pay or incur any Rule 12b-1 Plan fee, although the Board of Trustees has adopted a Plan that permits the Class A Shares and Class F Shares of the Fund to accrue, pay and incur a Rule 12b-1 Plan fee of up to a maximum amount of 0.05%, or some lesser amount as the Board of Trustees shall approve from time to time. The Class A Shares and Class F Shares of the Fund will not accrue, pay or incur such Rule 12b-1 Plan fees until such time as approved by the Fund’s Board of Trustees.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
17

Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated Hermes fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation to financial intermediaries for services rendered in connection with technology and programming set-up, platform development and maintenance or similar services and for the provision of sales-related data to the Adviser and/orits affiliates.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2019, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31,2019, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Access Point, LLC
ADP Broker-Dealer, Inc.
American Enterprise Investment Services Inc.
American Portfolios Advisors Inc.
Ascensus Broker Dealer Services LLC
Avantax Investment Services, Inc.
Banc of America Investment Services, Inc.
BB&T Securities, LLC
BBVA Securities Inc.
BMO Harris Financial Advisors, Inc.
Broadridge Business Process Outsourcing, LLC
Brown Brothers Harriman & Company
Cadaret, Grant & Co., Inc.
Caitlin John, LLC
Calton & Associates, Inc.
Cambridge Financial Group, Inc.
Castle Rock Wealth Management, LLC
CBIZ Financial Solutions, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Advisers LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
Concord Wealth Partners
CVAGS, Inc.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
E*Trade Securities LLC
Edward D. Jones & Co., LP
Emerald Advisors, LLC
Envestnet Asset Management, Inc.
Epic Advisors Inc.
ESL Investment Services, LLC
FBL Marketing Services, LLC
18

Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fiducia Group, LLC
Fieldpoint Private Securities, LLC
Fifth Third Securities, Inc.
FIS Brokerage & Securities Services LLC
Folger Nolan Fleming Douglas Incorporated
Franklin/Templeton Distributors, Inc.
FSC Securities Corporation
Gitterman Wealth Management LLC
Goldman Sachs & Co. LLC
Great-West Life & Annuity Insurance Company
GWFS Equities, Inc.
Hancock Whitney Investment Services, Inc.
Hefren-Tillotson Inc.
Henderson Global Investors Limited
HighTower Securities, LLC
Hilltop Securities Inc.
The Huntington Investment Company
Independent Financial Group, LLC
Industrial and Commercial Bank of China Financial Services LLC
Infinex Investments, Inc.
Institutional Cash Distributors, LLC
INTL FCStone Financial Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Laidlaw Wealth Management LLC
Lincoln Financial Securities Corporation
Lincoln Investment Planning, LLC
LPL Financial LLC
M Holdings Securities, Inc.
M&T Securities Inc.
Materetsky Financial Group
Mercer Global Advisors Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mid Atlantic Capital Corp.
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corporation
NBC Securities, Inc.
Newport Group, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
NYLIFE Securities LLC
Oneamerica Securities, Inc.
Open Range Financial Group, LLC
Oppenheimer & Company, Inc.
Paychex Securities Corp
Pensionmark Financial Group, LLC
People’s Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Pitcairn Trust Company
Planmember Securities Corporation
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Private Client Services, LLC
Procyon Private Wealth Partners, LLC
Proequities, Inc.
Prudential Investment Management Services, LLC
Purshe Kaplan Sterling Investments
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Regal Investment Advisors LLC
Resources Investment Advisors, Inc.
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc.
SA Stone Wealth Management Inc.
SagePoint Financial, Inc.
Sageview Advisory Group, LLC
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors LLC
Sentry Advisors, LLC
Sigma Financial Corporation
Spire Securities LLC
State Street Global Markets, LLC
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Strategic Benefits Consultants, Inc.
Summit Financial Group, Inc.
Suntrust Investment Services, Inc.
Suntrust Robinson Humphrey, Inc.
TD Ameritrade, Inc.
Thrivent Investment Management, Inc.
TIAA CREF Individual & Institutional Services LLC
Towerpoint Wealth, LLC
Transamerica Financial Advisors, Inc.
Triad Advisors, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
United Planners Financial Services of America
Valic Financial Advisors, Inc.
Valor Financial Securities LLC
The Vanguard Group, Inc.
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
19

Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Financial Partners, LLC
Voya Retirement Advisors, LLC
The Wealth Enhancement Group, Inc.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
Wintrust Investments, LLC
Woloshin Investment Management LLC
Woodbury Financial Services, Inc.
World Equity Group, Inc.
XML Financial, LLC

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares, Class B Shares, Class C Shares and Class F Shares and the amount retained by the Distributor for the last three fiscal years ended August 31:
	2020		2019		2018
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$ 180,505	$ 28,606	$ 158,599	$ 21,036	$ 200,061	$ 24,066
Class B Shares	$ 2,767	$ 2,767	$ 7,461	$ 7,461	$ 16,693	$ 16,693
Class C Shares	$ 3,167	$ 3,167	$ 4,696	$ 4,696	$ 2,132	$ 2,132
Class F Shares	$ 143,133	$ 28,657	$ 112,189	$ 28,388	$ 142,373	$ 46,467
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
20

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward D. Jones & Co., St. Louis, MO, owned approximately 5,171,725 Shares (22.58%); Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 3,246,322 Shares (14.17%); National Financial Services LLC, New York, NY, owned approximately 2,687,430 Shares (11.73%); and Pershing LLC, Jersey City, NJ, owned approximately 2,231,815 Shares (9.74%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Raymond James, St. Petersburg, FL, owned approximately 62,695 Shares (23.38%); Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 48,562 Shares (18.11%); Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 39,924 Shares (14.89%); National Financial Services LLC, New York, NY, owned approximately 32,258 Shares (12.03%); and MLPF&S, Jacksonville, FL, owned approximately 15,348 Shares (5.72%).
As of October 7, 2020 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 846,058 Shares (24.49%); National Financial Services LLC, New York, NY, owned approximately 449,886 Shares (13.02%); American Enterprise Inv. Svc., Minneapolis, MN, owned approximately 438,880 Shares (12.70%); Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 300,531 Shares (8.70%); Raymond James,St. Petersburg, FL, owned approximately 259,197 Shares (7.50%); and Pershing LLC, Jersey City, NJ, owned approximately 179,902 Shares (5.20%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class F Shares: Edward D. Jones & Co., St. Louis, MO, owned approximately 6,693,670 Shares (32.62%); Pershing LLC, Jersey City, NJ, owned approximately 6,642,701 Shares (32.37%); and MLPF&S, Jacksonville, FL, owned approximately 1,119,794 Shares (5.45%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Pershing LLC, Jersey City, NJ, owned approximately 4,075,051 Shares (28.12%); Raymond James, St. Petersburg, FL, owned approximately 1,579,503 Shares (10.90%); Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 1,539,013 Shares (10.62%); American Enterprise Inv. Svc., Minneapolis, MN, owned approximately 1,323,754 Shares (9.13%); Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 1,107,714 Shares (7.64%); and National Financial Services LLC, Jersey City, NJ, owned approximately 1,085,821 Shares (7.49%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies organized in the state of Missouri.
Pershing LLC is organized in the state of Delaware, and is a subsidiary of The Bank of New York Mellon Corporation, organized in the state of Delaware.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “ Code ” ) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund’s Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
21

Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “ interested persons ” of the Fund (i.e., “ Interested ” Trustees) and those who are not (i.e., “ Independent ” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolios, and the Federated Hermes Complex consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
As of October 7, 2020, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “ Independent Trustees Background and Compensation ” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■  Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■  Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■  No conflicts which would interfere with qualifying as independent.
■  Appropriate interpersonal skills to work effectively with other Independent Trustees.
■  Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■  Diversity of background.
Interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global
Investment Management Corp.; Chairman and Trustee, Federated Equity
Management Company of Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
22

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes Complex; Vice President,
Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated
Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company;
President of some of the Funds in the Federated Hermes Complex and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of Federated
Investment Counseling; President and CEO of Passport Research, Ltd.;
Director, Edgewood Securities Corp.; Director, Federated Services
Company; Director, Federated Hermes, Inc.; Chairman and Director,
Southpointe Distribution Services, Inc. and President, Technology,
Federated Services Company.
		$0	$0
*
Reasons for “ interested ” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director,
and Chairman of the Compensation Committee, KLX Energy Services
Holdings, Inc. (oilfield services); former Director of KLX Corp (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins Group,
Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director,
FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical
Center (Harvard University Affiliate Hospital).
		$675.75	$286,000
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee
of the Federated Hermes Complex; formerly, Vice Chair, Ernst & Young LLP
(public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture
Companies, Inc.; formerly, Director, Member of Governance and
Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served on the Business School Board of
Visitors for Wake Forest University, and he previously served as an
Executive Committee member of the United States Golf Association.
		$735.73	$286,000
23

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Adjunct Professor of Law, Duquesne University School of Law;
formerly, Dean of the Duquesne University School of Law and Professor of
Law and Interim Dean of the Duquesne University School of Law; formerly,
Associate General Secretary and Director, Office of Church Relations,
Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court
Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of the
Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
Saint Vincent College; and Director and Chair, North Catholic
High School, Inc.
		$675.75	$286,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Hermes Complex; Management Consultant and Author. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.	$614.33	$260,000
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee, of the Federated Hermes
Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director,
The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief
Executive Officer, Aeltus Investment Management, Inc.; General Partner,
Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer,
The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer,
Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$698.47	$321,000
24

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and Executive
Vice President and Chief Legal Officer, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and
Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey
previously served as Chief Legal Officer and Executive Vice President, CNX
Resources Corporation (formerly known as CONSOL Energy Inc.) and Board
Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC
(a law firm).
		$614.33	$260,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees, of the Federated Hermes Complex; President and
Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
		$815.15	$345,000
OFFICERS*
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services,
Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services
Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA,
LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution
Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee
and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative
Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities
Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company;
and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

25

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in
2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

*
Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees ( “ Committee ” ), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Trust. 1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Trust (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus [1]
Peter E. Madden	$ 87.99	$ 52,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
26

Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue John T. Collins John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “ Independent Trustee, ” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
One
BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
27

Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2019
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes Municipal High Yield Advantage Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
John B. Fisher	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Charles F. Mansfield, Jr.	None	$50,001-$100,000
Thomas M. O’Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a 60% interest in Hermes Fund Managers Limited (Hermes), which operates as Hermes Investment Management, a pioneer of integrated ESG investing. Hermes’ experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of Hermes Investment Management Limited, is our in-house engagement and stewardship team. The 40+ member team conducts long-term, objectives-driven dialogue with board and senior executive level representatives of more than 1,000 issuers. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long term strategic matters as an additional input to improve portfolio risk/return characteristics.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “ accounts ” ) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more
28

than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “ soft dollars ” ). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
Lee Cunningham II, Portfolio Manager
Types of Accounts Managed by Lee Cunningham II	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2/$252.2 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
Lee Cunningham II is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax total return basis versus the Fund’s benchmark (e.g., S&P Municipal 25% A & Higher/25%BBB/50% High Yield) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Cunningham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Cunningham is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Richard J. Gallo, Portfolio Manager
Types of Accounts Managed by Richard J. Gallo	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	8/$11.5 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$20.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $10,001-$50,000.
29

Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax total return basis versus the Fund’s benchmark (i.e., S&P Municipal 25% A & Higher/25%BBB/50% High Yield) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Gallo is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Gallo serves on one or more Investment Teams that establishes guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “ General Policy. ”
30

The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.
On other matters of corporate governance, generally the Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “ poison pill ” ) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “ Proxy Access, ” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.
On environmental and social matters, generally the Adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.
On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.
On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans ( “ Say On Pay ” ) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
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In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “ illiquid ” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research ( “ Non-Qualitative Accounts ” ), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee ( “ Proxy Committee ” ), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “ Standard Voting Instructions ” ). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “ case-by-case vote ” ). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “ Interested Company. ”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be
32

voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “ proportional voting. ” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote ( “ Downstream Affiliate ” ), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:
■  A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
■  Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “ Form N-PX ” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation . Form N-PX filings are also available at the SEC’s website at sec.gov .
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Portfolio Holdings Information
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “ interest ” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
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Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services ( “ Administrative Services ” ), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “ Investment Complex ” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
FEES PAID BY THE FUND FOR SERVICES
For the Year Ended August 31	2020	2019	2018
Advisory Fee Earned	$ 3,495,620	$ 3,578,897	$ 3,843,986
Advisory Fee Waived	$ 886,927	$ 940,419	$ 933,601
Net Administrative Fee	$ 451,940	$ 503,005	$ 513,639
Net 12b-1 Fee:
Class B Shares	$ 28,153	$ 39,628	$ 59,407
Class C Shares	$ 310,530	$ 348,710	$ 490,849
Net Shareholder Services Fee:
Class A Shares	$ 517,307	$ 521,567	$ 538,470
Class B Shares	$ 9,384	$ 13,210	$ 19,802
Class C Shares	$ 103,510	$ 116,237	$ 163,616
Class F Shares	$ 469,067	$ 471,650	$ 506,296
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing ( “ Rule 12b-1 ” ) fees and shareholder services fees, which are borne only by the applicable class of Shares.
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Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
The Fund did not participate in any securities lending activities during the Fund’s most recently completed fiscal year.
Gross income from securities lending activities	$ 00.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 00.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$ 00.00
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$ 00.00
Net income from securities lending activities	$ 00.00
Financial Information
The Financial Statements for the Fund for the fiscal year ended August 31, 2020, are incorporated herein by reference to the Annual Report to Shareholders of Federated Hermes Municipal High Yield Advantage Fund dated August 31, 2020.
Investment Ratings
Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — An obligation rated “ AAA ” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated “ AA ” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated “ A ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated “ BBB ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “ BB, ” “ B, ” “ CCC, ” “ CC ” and “ C ” are regarded as having significant speculative characteristics. “ BB ” indicates the least degree of speculation and “ C ” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated “ BB ” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated “ B ” is more vulnerable to nonpayment than obligations rated “ BB, ” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
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CCC — An obligation rated “ CCC ” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated “ CC ” is currently highly vulnerable to nonpayment.
C — A “ C ” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “ C ” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D — An obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “ D ” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “ AA ” to “ CCC ” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive — Positive means that a rating may be raised.
Negative — Negative means that a rating may be lowered.
Stable — Stable means that a rating is not likely to change.
Developing — Developing means a rating may be raised or lowered.
N.M. — N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
A-1 — A short-term obligation rated “ A-1 ” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated “ A-2 ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated “ A-3 ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “ B ” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “ C ” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
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MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY’S Short-Term RATINGS
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “ threshold ” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality — “ AAA ” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality — “ AA ” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality — “ A ” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality — “ BBB ” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative — “ BB ” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative — “ B ” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk — Default is a real possibility.
CC: Very High Levels of Credit Risk — Default of some kind appears probable.
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C: Exceptionally High Levels of Credit Risk — Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “ C ” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “ RD ” or “ D ” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default — “ RD ” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default — “ D ” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“ Imminent ” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “ short term ” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. publicfinance markets.
F1: Highest Short-Term Credit Quality — Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “ + ” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality — Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality — The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality — Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk — Default is a real possibility.
RD: Restricted Default — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default — Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional — Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong — Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong — Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate — Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative — Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
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b: Very Speculative — Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative — Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “ aa ” to “ ccc ” may be enhanced with a “ + ” (plus) or “ - ” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest — Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding — Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory — Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate — Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.
AMB-4 Speculative — Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u — Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd — Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010)
i — Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to36 months.
Positive — Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative — Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable — Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.
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Addresses
Federated Hermes Municipal High Yield Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Institutional Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 219318
Kansas City, MO 64121-9318
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
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Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
IHS Markit (Markit North America)
ICE Data Pricing & Reference Data, LLC
JPMorgan PricingDirect
Refinitiv US Holdings Inc.
RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Bloomberg L.P.
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
Sustainalytics U.S. Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
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Prospectus
October 31, 2020

Share Class | T

Federated Hermes Municipal High Yield Advantage Fund
(formerly, Federated Municipal High Yield Advantage Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
A mutual fund seeking to provide a high level of current income by investing its assets so that, normally, at least 80% of the income that it distributes will be exempt from federal regular income tax (except when investing for “ defensive ” purposes.)(Federal regular income tax does not include the federal alternative minimum tax (AMT)).
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.
Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Municipal High Yield Advantage Fund(the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide a high level of current income which is generally exempt from the federal regular income tax. The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “ defensive ” purposes.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Class T Shares (T).
Shareholder Fees (fees paid directly from your investment)	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution (12b-1) Fee	None
Other Expenses [1]	0.44%
Total Annual Fund Operating Expenses	1.04%
Fee Waivers and/or Expense Reimbursements [2]	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/orExpense Reimbursements	0.89%
1
  Because the Fund’s T Shares are new, “Other Expenses” are based on estimated amounts for the current fiscal year.
2
  The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund’s T class (after the voluntary waivers and/or reimbursements) will not exceed 0.89% (the “ Fee Limit ” ) up to but not including the later of (the “Termination Date”): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 353
3 Years	$ 573
5 Years	$ 810
10 Years	$ 1,489
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax (except when investing for “ defensive ” purposes). Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal alternative minimum tax (AMT) for individuals. The Fund invests at least a majority of the Fund’s assets in a portfolio of: (1) long-term, tax-exempt securities; and (2) medium-quality or noninvestment-grade, tax-exempt securities. Long-term, tax-exempt securities generally include tax-exempt securities with stated maturities of 10 years or more. The Fund also may invest in tax-exempt securities with stated maturities of less than 10 years. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities.
Medium-quality securities generally include securities rated in the third or fourth highest rating category by an NRSRO and unrated securities of comparable quality. For example, tax-exempt securities rated A and BBB by Standard & Poor’s, an NRSRO, are rated in the third (A) and fourth (BBB) highest rating categories, respectively. Under relevant SEC guidance, the Fund is permitted to invest in medium-quality and other investment-grade, tax-exempt securities to a greater degree than a high-yield bond fund that does not invest primarily in tax-exempt municipal securities. The Fund invests at least a majority of its assets in medium-quality or noninvestment-grade, tax-exempt securities in an attempt to pursue a higher level of current income than a tax-exempt bond fund that invests purely in investment-grade securities. The Adviser may invest up to 100% of the Fund’s assets in noninvestment-grade, tax-exempt securities.
Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk. Medium-quality, tax-exempt securities generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks as described in this Prospectus. Noninvestment-grade securities, which are also known as junk bonds, also generally are subject to these same risks, as well as the risks of investing in noninvestment-grade securities as described in this Prospectus. The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.
The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund’s portfolio or to hedge against potential losses. Derivative contracts and hybrid instruments also may be subject to the risks of investing in derivative contracts and hybrid instruments as described in this Prospectus. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.
The Fund also may invest in certain securities or other investments (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
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The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust. The Fund invests its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “ defensive ” purposes. This policy may not be changed without shareholder approval.
What are the Main (or Principal) Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■  Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
■  Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■  Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■  Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■  Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■  Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
■  Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■  Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■  Sector Risk. A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these entities.
■  Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
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■  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
■  Risk of Non-Diversified Fund. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
■  Risk Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■  Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate risk, credit, liquidity and leverage risks.
■  Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund. The Fund’s Class T Shares ( “ T class ” ) has not yet commenced operations. The Fund currently offers five other classes of shares: Class A Shares ( “ A class ” ), Class B Shares, Class C Shares, Class F Shares and Institutional Shares. The T class performance information shown below is for the Fund’s A class and has not been adjusted since the T class is expected to have the same net expense ratio as the A class.
The bar chart and performance table below are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s T class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not
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necessarily an indication of future results. Updated performance information for the Fund is available under the “ Products ” section at FederatedInvestors.com or by calling 1-800-341-7400 .

The total returns shown in the bar chart do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s T class total return for the nine-month period from January 1, 2020 to September 30, 2020, was (0.89)%.
Within the periods shown in the bar chart, the Fund’s T class highest quarterly return was 5.72% (quarter ended March 31, 2014). Its lowest quarterly return was (5.75)% (quarter ended December 31, 2010).
Average Annual Total Return Table
The Fund’s T class has not yet commenced operations. The T class performance information shown below is for the Fund’s A class as described above.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s T class to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. The after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
(For the Period Ended December 31, 2019)
Share Class	1 Year	5 Years	10 Years
T:
Return Before Taxes	4.64%	3.65%	5.42%
Return After Taxes on Distributions	4.64%	3.65%	5.42%
Return After Taxes on Distributions and Sale of Fund Shares	4.25%	3.70%	5.25%
S&P Municipal Bond Index [1] (reflects no deduction for fees, expenses or taxes)	7.26%	3.50%	4.41%
S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index [2] (reflects no deduction for fees, expenses or taxes)	5.31%	7.81%	6.69%
Morningstar High Yield Muni Funds Average [3]	9.12%	4.67%	5.78%
1
  The S&P Municipal Bond Index ( “ Main Index ” ) is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.
2
  The S&P 25% A and Higher/25% BBB/50% High Yield, All 3-Year Plus Sub-Index is a custom blended index that represents, by market weighting, 25% of the A-rated and higher component of the Main Index, 25% of the BBB-rated component of the Main Index and 50% of the below investment-grade (bonds with ratings of less than BBB-/Baa3) component of the Main Index, all with remaining maturities of three years or more.
3
  Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund’s portfolio manager since April of 2009.
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since April of 2010.
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purchase and sale of fund shares
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange is open. Shares may not be exchanged for shares of another Federated Hermes fund. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate ( “ Financial Intermediary ” ) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
The minimum investment amount for the Fund’s T class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
Tax Information
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be tax-exempt. Dividends may be subject to state and local taxes. Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.
The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax (except when investing for “ defensive ” purposes). Interest from the Fund’s investments may be subject to the AMT.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to provide a high level of current income which is generally exempt from the federal regular income tax. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal strategies.
The Fund pursues its objective by investing its assets so that, normally, distributions of annual interest income are exempt from federal regular income tax (except when investing for “ defensive ” purposes). Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the AMT. The Fund invests at least a majority of its assets in a portfolio of: (1) long-term, tax-exempt securities; and (2) medium-quality or noninvestment-grade, tax-exempt securities. Long-term tax-exempt securities generally include tax-exempt securities with stated maturities of 10 years or more. The Fund also may invest in tax-exempt securities with stated maturities of less than 10 years. Medium-quality securities generally include securities rated in the third or fourth highest rating category by a nationally recognized statistical rating organization (NRSRO) and unrated securities of comparable quality. For example, tax-exempt securities rated A and BBB by Standard & Poor’s, an NRSRO, are rated in the third (A) and fourth (BBB) highest rating categories, respectively. Under relevant SEC guidance, the Fund is permitted to invest in medium-quality and other investment-grade, tax-exempt securities to a greater degree than a high yield bond fund that does not invest primarily in tax-exempt municipal securities. The Fund invests at least a majority of its assets in medium-quality or noninvestment-grade, tax-exempt securities (without regard to the maturity of the securities) in an attempt to pursue a higher level of current income than a tax-exempt bond fund that invests purely in investment-grade securities. The amount of the Fund’s assets invested in long-term or medium-quality or noninvestment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets or from a change in a security’s rating/quality will not require the Fund to sell any tax-exempt security held in the Fund’s portfolio. Although medium-quality securities are still considered investment-grade securities, lower credit ratings do correspond to higher perceived credit risk. Medium-quality, tax-exempt securities generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks, and the derivative contracts and hybrid instruments in which the Fund invests generally are subject to these risks, as well as the
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risks of investing in derivative contracts and hybrid instruments, all as described in this Prospectus. The noninvestment-grade, tax-exempt securities, in which the Fund invests, which are also known as junk bonds, also generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks, as well as the risks of investing in noninvestment-grade securities, all as described in this Prospectus.
The Fund’s Adviser actively manages the Fund’s portfolio, seeking to manage credit risk assumed by the Fund and provide enhanced levels of income.
The Adviser manages credit risk by performing a fundamental credit analysis on all tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others) the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of all tax-exempt securities on an ongoing basis by reviewing, as the Adviser considers necessary or appropriate in accordance with its procedures, periodic financial data and ratings of NRSROs.
The Adviser generally performs a more intensive credit analysis on noninvestment-grade, tax-exempt securities. In addition to the review process described above, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering and may engage in discussions with the issuer regarding the offering.
The Adviser attempts to provide enhanced levels of income by investing in long-term, tax-exempt securities and managing the duration of the Fund. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. “ Duration ” measures the price sensitivity of a fixed-income security to changes in interest rates. The greater a portfolio’s duration, the greater the potential change in the portfolio’s value in response to a change in market interest rates. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including (among others) the following:
■  Current and expected U.S. economic growth;
■  Current and expected interest rates and inflation;
■  The Federal Reserve’s monetary policy; and
■  Supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
Duration management is less important when a greater portion of the Fund is allocated to noninvestment-grade, tax-exempt securities, because such securities are less sensitive to interest rate changes.
The Adviser also attempts to provide enhanced levels of income by investing in noninvestment-grade, tax-exempt securities, which generally provide higher yields. The percentage that the Adviser allocates to noninvestment-grade securities will vary depending on the supply of noninvestment-grade, tax-exempt securities and the credit spread between investment-grade, tax-exempt securities and noninvestment-grade, tax-exempt securities. If the credit spread narrows, the Adviser may increase its allocation to investment-grade securities without limitation; if the credit spread broadens, the Adviser may increase its allocation to noninvestment-grade securities without limitation. The Adviser may invest up to 100% of the Fund’s assets in noninvestment-grade, tax-exempt securities.
The Fund also may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders. The ordinary income derived from these investment strategies generally will be limited to approximately 5% or less of the Fund’s annual distributions.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■  increase or decrease the effective duration of the Fund portfolio;
■  obtain premiums from the sale of derivative contracts;
■  realize gains from trading a derivative contract; or
■  hedge against potential losses.
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There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust. The Fund invests its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “ defensive ” purposes. This policy may not be changed without shareholder approval.
Temporary Investments
The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Fund’s investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors, and to that extent, fail to meet its investment objectives.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
TAX-EXEMPT SECURITIES
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.
The following describes the principal types of tax-exempt securities in which the Fund may invest:
General Obligation Bonds (A Type of Tax-Exempt Security)
General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.
Special Revenue Bonds (A Type of Tax-Exempt Security)
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.
Private Activity Bonds (A Type of Special Revenue Bond)
Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company’s loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.
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Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).
The interest on many types of private activity bonds is subject to the AMT. The Fund may invest in bonds subject to AMT.
Tax Increment Financing Bonds (A Type of Tax-Exempt Security)
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.
Municipal Leases (A Type of Tax-Exempt Security)
Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.
The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation (COPs). However, the Fund may also invest directly in individual leases.
Zero-Coupon Securities (A Type of Fixed-Income, Tax-Exempt Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind, PIK securities or toggle securities.
Inverse Floaters (A Type of Fixed-Income, Tax-Exempt Security)
An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. Inverse floaters are used to enhance the income from a bond investment by employing leverage. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.
Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Municipal mortgage-backed securities generally have fixed interest rates.
Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are unstructured bonds backed by the net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.
PACs (A Type of Municipal Mortgage-Backed Security)
PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class(es). PACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.
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Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash-settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “ collateral ” ). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasuryand/or government agency securities.
The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
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Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps and caps and floors.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Credit Enhancement
The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities in each case, as provided by the SEC or SEC staff guidance. This requirement may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Additional Information Regarding the Security Selection Process
As part of analysis inherent in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors. This qualitative analysis does not automatically result in including or excluding specific securities but is used by Federated Hermes as an additional input to improve portfolio risk/return characteristics.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
TAX-EXEMPT SECURITIES Risk
The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Other factors include the general conditions of the tax-exempt securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Like other issuers, there is no guarantee that the issuers of such securities will have sufficient revenues to satisfy their obligations (such as, for example, the payment of interest or principal when due). Legal, economic, political or other developments may raise impairments (such as, for example, limitations under applicable law on the issuer’s authority to raise taxes, prolonged budgetary processes, declining real estate values, increasing pension liabilities or declining tax revenues which may occur due to shifting demographics or other factors) to such issuer’s budgetary flexibility, liquidity and ability to satisfy its obligations. Such impairments may cause a downgrade in the credit ratings of such an issuer, or the securities issued or supported by it, and may cause such an issuer to defer payment of certain obligations, reduce or eliminate appropriations and/or default on its obligations.
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Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of such issuers may continue or get worse. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability. As a result, in such situations, there would be heightened risk that there could be an interruption in payments to holders of tax-exempt securities in some cases. There also could be a reduction in the market value of the tax-exempt securities held by the Fund, which could adversely affect the Fund’s net asset value or the distributions paid by the Fund.
To the extent that the Fund invests a larger portion of its assets in the tax-exempt securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that state or U.S. territory or possession may impact on the Fund’s investment performance.
INTEREST RATE RISK
Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. The duration of a fixed-income security may be equal to or shorter than the stated maturity of a fixed-income security. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates. For example, if a fixed-income security has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the security’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the security’s value to increase about 3%.
The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Certain of the Fund’s investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities. With respect to the Fund’s investments described in the preceding sentence, the value of such Fund investments may be negatively affected (or positively affected) when the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities.
ISSUER Credit Risk
It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Fitch Rating Service, Moody’s Investor Services, Inc. and Standard & Poor’s that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
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COUNTERPARTY CREDIT RISK
Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
LIQUIDITY RISK
Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. Trading opportunities also are more limited for inverse floaters that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Noninvestment-grade securities generally have less liquidity than investment-grade securities.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Tax Risk
In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
Changes or proposed changes in federal, state or local tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.
The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
Leverage Risk
The tax-exempt securities, derivative contracts and hybrid instruments in which the Fund may invest can be principal investment strategies for the Fund and may be subject to leverage risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
CALL RISK
The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “ call ” ) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
SECTOR RISK
A substantial part of the Fund’s portfolio may be comprised of securities issued or credit-enhanced by companies in similar businesses or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in economic cycle affecting credit losses and regulatory changes.
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PREPAYMENT AND EXTENSION RISK
Unlike traditional fixed-income securities (including tax-exempt securities), which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.
For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.
Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.
Generally, municipal mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a municipal mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ). An increase in the spread will cause the price of the municipal mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.
A single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.
RISK OF NON-DIVERSIFIED FUND
The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
Risk Associated with Noninvestment-Grade Securities
Securities that are rated below investment-grade or unrated securities of comparable quality (i.e., noninvestment-grade securities), also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. The Adviser may invest up to 100% of the Fund’s assets in noninvestment-grade, tax-exempt securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
RISK RELATED TO THE ECONOMY
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the
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fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund’s performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities. This may increase redemptions from funds that hold large amounts of certain securities, and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
Epidemic and Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ( “ COVID-19 ” ). This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund’s investments, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “ CARES Act ” ), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In addition, in mid-March 2020 theU.S. Federal Reserve ( “ Fed ” ) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely
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affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate risk, credit, liquidity and leverage risks.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “ How to Purchase Shares ” and “ How to Redeem Shares ” ), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge ( “ public offering price ” ). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The Fund’s current NAV and/or public offering price may be found at FederatedInvestors.com , via online news sources and in certain newspapers.
You can purchase or redeem Shares any day the NYSE is open.
When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.
In calculating its NAV, the Fund generally values investments as follows:
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees ( “ Board ” ).
■  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
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Fair Valuation
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge [2]	Contingent Deferred Sales Charge
T	$1,500/$100	2.50%	None
1
  The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus. Please see “ By Systematic Investment Program ” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
2
  Front-End Sales Charge is expressed as a percentage of public offering price. See “ Sales Charge When You Purchase. ”
SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.
T:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1 million	1.50%	1.52%
$1 million or greater	1.00%	1.01%
REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your purchase transaction may qualify for a reduction of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase. Share class availability depends upon your financial intermediary’s policies and procedures. Consult with your financial intermediary for more information.
Rights of Accumulation and Letter of Intent privileges are not available for you to reduce the front-end sales charge you pay on Class T Shares. The applicable front-end sales charge applies to each individual transaction in the Fund.
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Waiver of the Class TSales Charge
No sales charge is imposed on Class T Shares of the Fund if the shares were purchased with the reinvestment of dividends and capital gains distributions.
No sales charge is imposed on Class T Shares if the shares are issued in connection with the merger, consolidation or acquisition of the assets of another fund.
Contingent Deferred Sales Charge
Redemptions of Class T Shares are not subject to a contingent deferred sales charge.
How is the Fund Sold?
The Fund has established the following Share classes: Class A Shares (A), Class B Shares (B), Class C Shares (C), Class F Shares (F), Institutional Shares (IS), and Class T Shares (T), each representing interests in a single portfolio of securities. This Prospectus relates only to the T class. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning another class. Share class availability depends upon your financial intermediary’s policies and procedures. Consult with your financial intermediary for more information.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.).
The Fund’s Distributor markets the T class to customers of financial institutions or to individuals, directly or through financial intermediaries.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
The services provided (and the fees and sales charges received) by financial intermediaries may vary.
FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on Share sales. The Distributor pays all of this charge to financial intermediaries that are eligible to receive it (the “ Dealer Reallowance ” ) and retains any remaining portion of the front-end sales charge.
When a financial intermediary’s customer purchases Shares, the financial intermediary will receive a Dealer Reallowance as follows:
T:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $250,000	2.50%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.50%
$1 million or greater	1.00%
service fees
The Fund’s T class may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
The Fund’s T class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
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RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. Shares will be purchased at the NAV next calculated after your investment is received by the Fund, or its agent, in proper form. The Fund reserves the right to reject any request to purchase Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus.
Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive the A class.
For important account information, see the section “ Security and Privacy Protection. ”
You may purchase Shares through a financial intermediary or directly from the Fund.
THROUGH A FINANCIAL INTERMEDIARY
■  Establish an account with the financial intermediary; and
■  Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m.Eastern time).
The Fund has authorized certain intermediaries to accept Share purchase orders on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund and Shares will be bought at the NAV next calculated after such an order is received by the authorized intermediary. If your financial intermediary is not an authorized intermediary, the Fund or its agent must receive the purchase order in proper form from your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for your transaction to be priced at that day’s NAV. In addition, your financial intermediary must forward your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street
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Bank and Trust Company ( “ Transfer Agent ” ). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “ By Wire ” or “ By Check. ”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Shareholders are encouraged to ask their financial intermediary if they are an authorized agent for the Fund and about any fees that may be charged by the financial intermediary.
DIRECTLY FROM THE FUND
■  Establish your account with the Fund by submitting a completed New Account Form; and
■  Send your payment to the Fund by Federal Reserve wire or check.
You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated Hermes EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Hermes Funds , note your account number on the check, and send it to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under “ Resources ” and then “ Literature and Forms, ” then “ Forms. ” You will receive a confirmation when this service is available.
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By Online Account Services
You may access your accounts online to purchase shares through Federated Hermes’ Shareholder Account Access system once you have registered for access. This is only available for accounts held directly with the Fund. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
RETIREMENT INVESTMENTS
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an account fee charged by your financial intermediary.
How to Redeem Shares
You should redeem Shares:
■  through a financial intermediary if you purchased Shares through a financial intermediary; or
■  directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “ Limitations on Redemption Proceeds ” ).
For important account information, see the section “ Security and Privacy Protection. ”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.
By Mail
You may redeem Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
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Send requests by private courier or overnight delivery service to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
All requests must include:
■  Fund name and Share class, account number and account registration;
■  amount to be redeemed; and
■  signatures of all shareholders exactly as registered.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■  your redemption will be sent to an address other than the address of record;
■  your redemption will be sent to an address of record that was changed within the last 30 days;
■  a redemption is payable to someone other than the shareholder(s) of record; or
■  transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem shares through Federated Hermes’ Shareholder Account Access system once you have registered for access. This is only available for accounts held directly with the Fund. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■  An electronic transfer to your account at a financial institution that is an ACH member; or
■  Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities if consistent with management of the Fund.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■  Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes ( “ Federated Hermes funds ” ) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■  Committed Line of Credit. The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
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■  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “ in-kind ” distribution of the Fund’s portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in-kind are made consistent with the procedures adopted by the Fund’s Board, which generally include distributions of a pro rata share of the Fund’s portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■  to allow your purchase to clear (as discussed below);
■  during periods of market volatility;
■  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■  when the NYSE is closed, other than customary weekend and holiday closings;
■  when trading on the NYSE is restricted, as determined by the SEC;
■  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or
■  as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
redemptions from retirement accounts
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.
Systematic Withdrawal Program
You may automatically redeem Shares. The minimum amount for all new or revised systematic redemptions of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund does not issue share certificates.
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Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using FederatedInvestors.com ’s Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedInvestors.com .
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases and redemptions (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.
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If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at Federatedinvestors.com/FundInformation .
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “ undeliverable, ” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property ( “ escheatment ” ) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
ACCOUNTS WITH LOW BALANCES
Federated Hermes reserves the right to close accounts if redemptions cause the account balance to fall below:
■  $1,500 for the T class (or in the case of IRAs, $250).
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Special Notice Regarding the Fund’s T Shares and Frequent Trading
With respect to the Frequent Trading Policies described below, the Fund’s T Shares are not eligible for exchanges and therefore references to exchanges below should be disregarded with respect to the Fund’s T Shares.
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated or through an overall strategy to buy and sell Shares in response to incremental changes in the Fund’s NAV.
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The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.
The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated Hermes funds could adversely affect the management of the Fund’s portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes ( “ Approved Accounts ” ). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
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Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedInvestors.com . If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 1001 Liberty Avenue,Pittsburgh, PA 15222-3779.
The Adviser and other subsidiaries of Federated Hermes advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $575.9 billion in assets as of December 31, 2019. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with nearly 1,900 employees. Federated Hermes provides investment products to approximately 11,500 investment professionals and institutions.
The Adviser advises approximately 75 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $344.3 billion in assets as of December 31, 2019.
PORTFOLIO MANAGEMENT INFORMATION
Lee R. Cunningham II
Lee R. Cunningham II, Senior Portfolio Manager, has been the Fund’s portfolio manager since April of 2009.
Mr. Cunningham is a Senior Portfolio Manager responsible for day-to-day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1995; has worked in investment management since 1995; has managed investment portfolios since 1998. Education: B.S. University of Pennsylvania; and M.B.A. University of Pittsburgh.
R.J. Gallo
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since April of 2010.
Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for overseeing the macro risk elements in the portfolio. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A. University of Michigan; and M.P.A Princeton University.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.60% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “ Fee Limits ” as described in the footnote to the “ Risk/Return Summary: Fees and Expenses ” table found in the “ Fund Summary ” section of the Prospectus.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s annual and semi-annual shareholder reports for the periods ended August 31 and February 28, respectively.
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Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information presented is on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
As the T class has not yet commenced operations, audited fiscal year end information is not available as of the date of this Prospectus.
The Financial Highlights information presented in this Prospectus is for the Fund’s A class and is for illustrative purposes only. Please note that the T class is expected to have the same net expense ratio as the A class.
This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.
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Financial Highlights – Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.30	$8.88	$8.98	$9.28	$8.86
Income From Investment Operations:
Net investment income	0.33 [1]	0.33 [1]	0.34 [1]	0.35	0.37
Net realized and unrealized gain (loss)	(0.41)	0.43	(0.10)	(0.30)	0.42
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	0.76	0.24	0.05	0.79
Less Distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.34)	(0.35)	(0.37)
Net Asset Value, End of Period	$8.90	$9.30	$8.88	$8.98	$9.28
Total Return [2]	(0.78)%	8.76%	2.71%	0.67%	9.17%
Ratios to Average Net Assets:
Net expenses [3]	0.89% [4]	0.89% [4]	0.90% [4]	0.89%	0.89%
Net investment income	3.69%	3.77%	3.81%	3.96%	4.12%
Expense waiver/reimbursement [5]	0.15%	0.16%	0.15%	0.15%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$204,461	$218,050	$222,108	$221,586	$270,092
Portfolio turnover	27%	11%	24%	24%	10%
1
  Per share numbers have been calculated using the average shares method.
2
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.89%, 0.89%, and 0.90% for the years ended August 31, 2020, 2019 and2018, respectively, after taking into account these expense reductions.
5
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
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Appendix A: Hypothetical Investment and Expense Information
The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “ Fees and Expenses ” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “ Front-End Sales Charge ” ) is reflected in the “ Hypothetical Expenses ” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES MUNICIPAL HIGH YIELD ADVANTAGE FUND - T CLASS
ANNUAL EXPENSE RATIO: 1.04%
MAXIMUM FRONT-END SALES CHARGE: 2.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$487.50	$10,237.50	$353.41	$10,136.10
2	$10,136.10	$506.81	$10,642.91	$107.50	$10,537.49
3	$10,537.49	$526.87	$11,064.36	$111.76	$10,954.77
4	$10,954.77	$547.74	$11,502.51	$116.19	$11,388.58
5	$11,388.58	$569.43	$11,958.01	$120.79	$11,839.57
6	$11,839.57	$591.98	$12,431.55	$125.57	$12,308.42
7	$12,308.42	$615.42	$12,923.84	$130.54	$12,795.83
8	$12,795.83	$639.79	$13,435.62	$135.71	$13,302.54
9	$13,302.54	$665.13	$13,967.67	$141.09	$13,829.32
10	$13,829.32	$691.47	$14,520.79	$146.67	$14,376.96
Cumulative		$5,842.14		$1,489.23
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An SAI dated October 31, 2020, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedInvestors.com .
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov . You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes Municipal High Yield Advantage Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-6165
CUSIP 313923781
Q453474 (10/20)
© 2020 FederatedHermes, Inc.

Statement of Additional Information
October 31, 2020

Share Class | T

Federated Hermes Municipal High Yield Advantage Fund
(formerly, Federated Municipal High Yield Advantage Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes Municipal High Yield Advantage Fund (the “ Fund ” ), dated October 31, 2020.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
10	Investment Risks
12	Investment Objective (and Policies) and Investment Limitations
14	What Do Shares Cost?
16	How is the Fund Sold?
19	Purchases In-Kind
19	Redemption In-Kind
20	Massachusetts Partnership Law
20	Account and Share Information
21	Tax Information
21	Who Manages and Provides Services to the Fund?
35	Financial Information
35	Investment Ratings
41	Addresses
42	Appendix
Federated Hermes Municipal High Yield Advantage Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453476 (10/20)
© 2020 FederatedHermes, Inc.

How is the Fund Organized?
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust ( “ Trust ” ). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 6, 1990. The Trust may offer separate series of shares representing interests in separate portfolios of securities.
The Board of Trustees (the “ Board ” ) has established the following classes of shares of the Fund, known as Class A Shares, Class B Shares, Class C Shares, Class F Shares, Institutional Shares and Class T Shares ( “ Shares ” ). This SAI relates to only the Class T Shares of the Fund. The Fund’s investment adviser is Federated Investment Management Company ( “ Adviser ” ). Effective June 26, 2020, the Trust changed its name from Federated Municipal Securities Income Trust to Federated Hermes Municipal Securities Income Trust, and the Fund changed its name from Federated Municipal High Yield Advantage Fund to Federated Hermes Municipal High Yield Advantage Fund.
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “ discount ” ) or more (a “ premium ” ) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund may invest.
Municipal Notes (A Type of Tax-Exempt Security)
Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.
Municipal Auction Rate Securities (A Type of Tax-Exempt Security)
Municipal auction rate securities are tax-exempt securities that are issued (without a demand feature) generally for a specified term, during which the interest rate may be reset at specified intervals (such as, for example, every 7, 28,35 or49 days) by means of a “ Dutch Auction ” or similar competitive process. These securities may be referred to as “ municipal auction rate notes. ” In the auction, holders of such securities, and investors who seek to acquire such securities, indicate their interest in continuing to hold, or to purchase, the securities at rates that they specify to broker-dealers that serve as auction agents for the auction. If the auction is successful, a holder of such securities will be able to sell them at par value through the auction process. A “ failed auction ” occurs when, for example, the auction agent does not receive enough bids to cover the aggregate amount of securities that have been put up for sale at the auction, or the lowest interest rate at which all of the securities that have been put up for sale at the auction would be above the “ maximum interest rate ” set forth in the documentation for the securities, or some other reason. When a failed auction occurs, a holder of the securities may not be able to sell all or a portion of the securities it desired to sell at the auction, in which case the affected securities would pay the maximum interest rate set forth in their documentation until the next successful auction. The maximum interest rate may be a multiple of a specified index or a fixed rate, and may be dependent on other factors, such as the credit rating of the securities at the time of the auction. Municipal auction rate securities may be subject to interest rate, credit, credit enhancement, prepayment, liquidity and economic risks.
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Variable Rate Demand Instruments (A Type of Tax-Exempt Security)
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “ Demand Provider ” ), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “ conditional, ” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other variable rate demand instruments are “ unconditional, ” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Fund, referred to as “ synthetic ” variable rate demand instruments, have certain features, such as call features, that make it possible that the Fund will realize capital gains.
Asset-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates or other similar securities. Asset-backed securities have prepayment risks.
Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)
Tax-exempt commercial paper is an obligation issued by a tax-exempt issuer with a maturity of generally less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, and if there is not another available source of liquidity, its commercial paper may default or there may be a reduction in payments received in repayment of the tax-exempt commercial paper.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts, (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
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To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Interest Rate Futures
An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
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Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■  Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■  Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■  Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■  Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “ notional principal amount ” ) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 millionprincipal amount.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
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Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “ Protection Buyer ” ) agrees to make payments over the term of the CDS to the other party (the “ Protection Seller ” ), provided that no designated event of default, restructuring or other credit related event (each a “ Credit Event ” ) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “ Reference Obligation ” ). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “ par value, ” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “ Deliverable Obligation ” ). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “ cash-settled, ” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as “ Protection Buyer ” ) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as “ Protection Seller ” ) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Other Investments, Transactions, Techniques
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
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Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case, all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Notes (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “ Note Issuer ” ) with respect to which the Reference Instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “ Reference Credit ” ). The purchaser of the CLN (the “ Note Purchaser ” ) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “ Credit Event ” ) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements (A Type of Fixed-Income, Tax-Exempt Security)
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Inter-Fund Borrowing and Third-Party Lending Arrangements
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds ( “ Federated Hermes funds ” ) advised by subsidiaries of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an
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inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements ( “ Repo Rate ” ) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings ( “ Bank Loan Rate ” ), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of: (a) (i) the federal funds effective rate; (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year, the Fund did not utilize the LOC.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 ( “ 1940 Act ” ), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “ set aside ” (referred to sometimes as “ asset segregation ” ) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “ cash-settle, ” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “ cash-settle, ” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market ( “ net ” ) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “ net amount ” ). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
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The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “ Investment Risks. ” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.
Temporary Investments
The Fund may make temporary investments in taxable, fixed-income securities and the following other taxable securities (in addition to taxable repurchase and reverse repurchase agreement investments):
Treasury Securities (A Type of Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Bank Instruments (A Type of Fixed-Income Security)
Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. orforeign banks.
Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association ( “ Ginnie Mae ” ), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation ( “ Freddie Mac ” ), Federal National Mortgage Association ( “ Fannie Mae ” ) and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Investors regard government securities as having minimal credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae . The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and
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the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Corporate Debt Securities (A Type of Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risk of corporate debt securities vary widely across issuers.
In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking ( “ senior ” ) debt securities have a higher priority than lower ranking ( “ subordinated ” ) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.
INVESTMENT RATINGS FOR INVESTMENT-GRADE SECURITIES
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor’s, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program (LRMP) and related procedures to assess and manage the liquidity risk of the Fund in accordance with Section 22(e) of the 1940 Act and Rule 22e-4 thereunder. The Board has designated the Adviser, together with Federated Hermes, Inc.’s ( “ Federated Hermes, ” formerly, Federated Investors, Inc.) other affiliated registered investment advisory subsidiaries that serve as investment advisers to other Federated Hermes funds, to collectively serve as the administrator of the LRMP and the related procedures (the “ Administrator ” ). Rule 22e-4 defines “ liquidity risk ” as the risk that the Fund will be unable to meet requests to redeem shares issued by the Fund without
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significant dilution of the remaining investors’ interests in the Fund. As a part of the LRMP, the Administrator is responsible for classifying the liquidity of the Fund’s portfolio investments in accordance with Rule 22e-4. As part of the LRMP, the Administrator is also responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, for making periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Credit Risk
The tobacco settlement bonds in which the Fund invests also may present greater risk due to their source of payment (i.e., the issuing state’s proportionate share in payments made by U.S. tobacco manufacturers into an escrow account established pursuant to a master settlement agreement (MSA) entered into between 46 states and nearly all of the U.S. tobacco manufacturers). The source of the payments used to pay principal and interest on tobacco settlement bonds can be delayed, reduced or otherwise adversely affected by various factors that impact the risk associated with tobacco settlement bonds, such as the strength of the tobacco industry, the financial condition of the U.S. tobacco manufacturers and litigation related to the MSA.
Prepayment and Extension Risk
Like municipal mortgage-backed securities, asset-backed securities (including fixed-income or tax-exempt securities that are pooled or collateralized) may be subject to prepayment risks and the possibility that interest and other payments may not be made. Such investments also may be subject to interest rate, credit and the other risks described in the Fund’s Prospectus and this SAI.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions,
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accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus, such as interest rate, credit, liquidity and leverage risks.
EXCHANGE-TRADED FUNDS RISK
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “ circuit breakers ” (which are tied to large decreases in stock prices) halts stock trading generally.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings and/or prices paid to or received by the Fund on its portfolio transactions and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “ Brokerage Transactions and Investment Allocation. ”
LIBOR Risk
Certain derivatives or debt securities, or other financial instruments in which the Fund may invest, as well as the Fund’s committed, revolving line of credit agreement, utilize or may utilize in the future the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Regulators have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.
While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.
CYBERSECURITY RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders, and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to
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governmental agencies, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, may prevent required regulatory filings and reports from being made. The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “ cyber-events ” ).
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders or third parties, including cybercriminals, competitors, nation-states and “ hacktivists, ” among others. Cyber-events may include, for example, phishing, use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “ hacking ” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other vendor management efforts, Federated Hermes also conducts due diligence on key service providers (or vendors) relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
Investment Objective (and Policies) and Investment Limitations
The investment objective of the Fund is to provide a high level of current income which is generally exempt from the federal regular income tax.
The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for “ defensive ” purposes.
The fundamental investment objective and policy may not be changed by the Fund’s Board without shareholder approval.
INVESTMENT LIMITATIONS
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 ( “ 1940 Act ” ), any rule or order thereunder, or any SEC staff interpretation thereof.
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Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in Commodities
The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending
The Fund may not make loans, except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivatives contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this limitation, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the “ vote of a majority of the Fund’s outstanding voting securities, ” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
Restricted Securities
The Fund may purchase securities subject to restrictions on resale under the federal securities laws.
Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits and/or collateral arrangements in connection with permissible activities.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Additional Information
The Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “ cash items. ” In applying the Fund’s concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. The Fund’s concentration limitation will not restrict the Fund’s investment in economic sectors. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.
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The Fund will not invest more than 25% of the value of its total assets in securities insured by the same single bond insurer. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation. The preceding limitations regarding buying on margin, borrowing money and pledging assets do not apply to intra-day cash advances made by the Fund’s custodian, or the grant of a security interest in securities by the Fund to its custodian to collateralize such intra-day cash advances, in order to enable the Fund to settle securities purchases or to redeem Shares of the Fund. The preceding limitations regarding buying on margin, borrowing money, lending and pledging assets do not apply to the Fund’s use of derivative contracts, including, without limitation, the Fund’s granting of a security interest in connection with such permissible activities.
As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
What Do Shares Cost?
Determining Market Value of Securities
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■  Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■  Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■  Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
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If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
Special valuation considerations may apply with respect to the Fund’s “ odd-lot ” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee engages in oversight activities with respect to the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “ Fair Valuation Procedures. ”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “ bid ” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “ mid ” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “ fair value ” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an
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investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■  Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “ Fair Valuation Procedures. ” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor ( “ Federated Securities Corp. ” ) offers Shares on a continuous, best-efforts basis.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund
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and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated Hermes fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation to financial intermediaries for services rendered in connection with technology and programming set-up, platform development and maintenance or similar services and for the provision of sales-related data to the Adviser and/orits affiliates.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2019, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31,2019, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Access Point, LLC
ADP Broker-Dealer, Inc.
American Enterprise Investment Services Inc.
American Portfolios Advisors Inc.
Ascensus Broker Dealer Services LLC
Avantax Investment Services, Inc.
Banc of America Investment Services, Inc.
BB&T Securities, LLC
17

BBVA Securities Inc.
BMO Harris Financial Advisors, Inc.
Broadridge Business Process Outsourcing, LLC
Brown Brothers Harriman & Company
Cadaret, Grant & Co., Inc.
Caitlin John, LLC
Calton & Associates, Inc.
Cambridge Financial Group, Inc.
Castle Rock Wealth Management, LLC
CBIZ Financial Solutions, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Advisers LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
Concord Wealth Partners
CVAGS, Inc.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
E*Trade Securities LLC
Edward D. Jones & Co., LP
Emerald Advisors, LLC
Envestnet Asset Management, Inc.
Epic Advisors Inc.
ESL Investment Services, LLC
FBL Marketing Services, LLC
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fiducia Group, LLC
Fieldpoint Private Securities, LLC
Fifth Third Securities, Inc.
FIS Brokerage & Securities Services LLC
Folger Nolan Fleming Douglas Incorporated
Franklin/Templeton Distributors, Inc.
FSC Securities Corporation
Gitterman Wealth Management LLC
Goldman Sachs & Co. LLC
Great-West Life & Annuity Insurance Company
GWFS Equities, Inc.
Hancock Whitney Investment Services, Inc.
Hefren-Tillotson Inc.
Henderson Global Investors Limited
HighTower Securities, LLC
Hilltop Securities Inc.
The Huntington Investment Company
Independent Financial Group, LLC
Industrial and Commercial Bank of China Financial Services LLC
Infinex Investments, Inc.
Institutional Cash Distributors, LLC
INTL FCStone Financial Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Laidlaw Wealth Management LLC
Lincoln Financial Securities Corporation
Lincoln Investment Planning, LLC
LPL Financial LLC
M Holdings Securities, Inc.
M&T Securities Inc.
Materetsky Financial Group
Mercer Global Advisors Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mid Atlantic Capital Corp.
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corporation
NBC Securities, Inc.
Newport Group, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
NYLIFE Securities LLC
Oneamerica Securities, Inc.
Open Range Financial Group, LLC
Oppenheimer & Company, Inc.
Paychex Securities Corp
Pensionmark Financial Group, LLC
People’s Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Pitcairn Trust Company
Planmember Securities Corporation
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Private Client Services, LLC
Procyon Private Wealth Partners, LLC
Proequities, Inc.
Prudential Investment Management Services, LLC
Purshe Kaplan Sterling Investments
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Regal Investment Advisors LLC
Resources Investment Advisors, Inc.
18

Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc.
SA Stone Wealth Management Inc.
SagePoint Financial, Inc.
Sageview Advisory Group, LLC
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors LLC
Sentry Advisors, LLC
Sigma Financial Corporation
Spire Securities LLC
State Street Global Markets, LLC
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Strategic Benefits Consultants, Inc.
Summit Financial Group, Inc.
Suntrust Investment Services, Inc.
Suntrust Robinson Humphrey, Inc.
TD Ameritrade, Inc.
Thrivent Investment Management, Inc.
TIAA CREF Individual & Institutional Services LLC
Towerpoint Wealth, LLC
Transamerica Financial Advisors, Inc.
Triad Advisors, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
United Planners Financial Services of America
Valic Financial Advisors, Inc.
Valor Financial Securities LLC
The Vanguard Group, Inc.
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Financial Partners, LLC
Voya Retirement Advisors, LLC
The Wealth Enhancement Group, Inc.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
Wintrust Investments, LLC
Woloshin Investment Management LLC
Woodbury Financial Services, Inc.
World Equity Group, Inc.
XML Financial, LLC

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares, Class B Shares, Class C Shares and Class F Shares and the amount retained by the Distributor for the last three fiscal years ended August 31:
	2020		2019		2018
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$ 180,505	$ 28,606	$ 158,599	$ 21,036	$ 200,061	$ 24,066
Class B Shares	$ 2,767	$ 2,767	$ 7,461	$ 7,461	$ 16,693	$ 16,693
Class C Shares	$ 3,167	$ 3,167	$ 4,696	$ 4,696	$ 2,132	$ 2,132
Class F Shares	$ 143,133	$ 28,657	$ 112,189	$ 28,388	$ 142,373	$ 46,467
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
19

Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward D. Jones & Co., St. Louis, MO, owned approximately 5,171,725 Shares (22.58%); Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 3,246,322 Shares (14.17%); National Financial Services LLC, New York, NY, owned approximately 2,687,430 Shares (11.73%); and Pershing LLC, Jersey City, NJ, owned approximately 2,231,815 Shares (9.74%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Raymond James, St. Petersburg, FL, owned approximately 62,695 Shares (23.38%); Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 48,562 Shares (18.11%); Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 39,924 Shares (14.89%); National Financial Services LLC, New York, NY, owned approximately 32,258 Shares (12.03%); and MLPF&S, Jacksonville, FL, owned approximately 15,348 Shares (5.72%).
As of October 7, 2020 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 846,058 Shares (24.49%); National Financial Services LLC, New York, NY, owned approximately 449,886 Shares (13.02%); American Enterprise Inv. Svc., Minneapolis, MN, owned approximately 438,880 Shares (12.70%); Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 300,531 Shares (8.70%); Raymond James,St. Petersburg, FL, owned approximately 259,197 Shares (7.50%); and Pershing LLC, Jersey City, NJ, owned approximately 179,902 Shares (5.20%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class F Shares: Edward D. Jones & Co., St. Louis, MO, owned approximately 6,693,670 Shares (32.62%); Pershing LLC, Jersey City, NJ, owned approximately 6,642,701 Shares (32.37%); and MLPF&S, Jacksonville, FL, owned approximately 1,119,794 Shares (5.45%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Pershing LLC, Jersey City, NJ, owned approximately 4,075,051 Shares (28.12%); Raymond James, St. Petersburg, FL, owned approximately 1,579,503 Shares (10.90%); Wells Fargo Clearing Services LLC, St. Louis, MO, owned approximately 1,539,013 Shares (10.62%); American Enterprise Inv. Svc., Minneapolis, MN, owned approximately 1,323,754 Shares (9.13%); Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 1,107,714 Shares (7.64%); and National Financial Services LLC, Jersey City, NJ, owned approximately 1,085,821 Shares (7.49%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
20

Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies organized in the state of Missouri.
Pershing LLC is organized in the state of Delaware, and is a subsidiary of The Bank of New York Mellon Corporation, organized in the state of Delaware.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “ Code ” ) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund’s Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “ interested persons ” of the Fund (i.e., “ Interested ” Trustees) and those who are not (i.e., “ Independent ” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolios, and the Federated Hermes Complex consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
As of October 7, 2020, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “ Independent Trustees Background and Compensation ” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■  Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■  Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■  No conflicts which would interfere with qualifying as independent.
■  Appropriate interpersonal skills to work effectively with other Independent Trustees.
■  Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■  Diversity of background.
21

Interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global
Investment Management Corp.; Chairman and Trustee, Federated Equity
Management Company of Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes Complex; Vice President,
Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated
Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company;
President of some of the Funds in the Federated Hermes Complex and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of Federated
Investment Counseling; President and CEO of Passport Research, Ltd.;
Director, Edgewood Securities Corp.; Director, Federated Services
Company; Director, Federated Hermes, Inc.; Chairman and Director,
Southpointe Distribution Services, Inc. and President, Technology,
Federated Services Company.
		$0	$0
*
Reasons for “ interested ” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director,
and Chairman of the Compensation Committee, KLX Energy Services
Holdings, Inc. (oilfield services); former Director of KLX Corp (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins Group,
Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director,
FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical
Center (Harvard University Affiliate Hospital).
		$675.75	$286,000
22

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee
of the Federated Hermes Complex; formerly, Vice Chair, Ernst & Young LLP
(public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture
Companies, Inc.; formerly, Director, Member of Governance and
Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served on the Business School Board of
Visitors for Wake Forest University, and he previously served as an
Executive Committee member of the United States Golf Association.
		$735.73	$286,000
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Adjunct Professor of Law, Duquesne University School of Law;
formerly, Dean of the Duquesne University School of Law and Professor of
Law and Interim Dean of the Duquesne University School of Law; formerly,
Associate General Secretary and Director, Office of Church Relations,
Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court
Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of the
Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
Saint Vincent College; and Director and Chair, North Catholic
High School, Inc.
		$675.75	$286,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Hermes Complex; Management Consultant and Author. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.	$614.33	$260,000
23

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee, of the Federated Hermes
Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director,
The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief
Executive Officer, Aeltus Investment Management, Inc.; General Partner,
Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer,
The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer,
Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$698.47	$321,000
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and Executive
Vice President and Chief Legal Officer, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and
Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey
previously served as Chief Legal Officer and Executive Vice President, CNX
Resources Corporation (formerly known as CONSOL Energy Inc.) and Board
Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC
(a law firm).
		$614.33	$260,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees, of the Federated Hermes Complex; President and
Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
		$815.15	$345,000
24

OFFICERS*
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services,
Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services
Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA,
LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution
Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee
and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative
Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities
Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company;
and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in
2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

*
Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees ( “ Committee ” ), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
25

The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Trust. 1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Trust (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus [1]
Peter E. Madden	$ 87.99	$ 52,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue John T. Collins John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
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Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
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Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “ Independent Trustee, ” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
One
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BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2019
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes Municipal High Yield Advantage Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
John B. Fisher	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Charles F. Mansfield, Jr.	None	$50,001-$100,000
Thomas M. O’Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a 60% interest in Hermes Fund Managers Limited (Hermes), which operates as Hermes Investment Management, a pioneer of integrated ESG investing. Hermes’ experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of Hermes Investment Management Limited, is our in-house engagement and stewardship team. The 40+ member team conducts long-term, objectives-driven dialogue with board and senior executive level representatives of more than 1,000 issuers. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with
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language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long term strategic matters as an additional input to improve portfolio risk/return characteristics.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “ accounts ” ) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “ soft dollars ” ). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
Lee Cunningham II, Portfolio Manager
Types of Accounts Managed by Lee Cunningham II	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2/$252.2 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
Lee Cunningham II is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax total return basis versus the Fund’s benchmark (e.g., S&P Municipal 25% A & Higher/25%BBB/50% High Yield) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Cunningham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts for which Mr. Cunningham is responsible when his compensation is calculated may be equal or can vary.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
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Richard J. Gallo, Portfolio Manager
Types of Accounts Managed by Richard J. Gallo	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	8/$11.5 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$20.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $10,001-$50,000.
Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax total return basis versus the Fund’s benchmark (i.e., S&P Municipal 25% A & Higher/25%BBB/50% High Yield) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Gallo is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Gallo serves on one or more Investment Teams that establishes guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
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Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “ General Policy. ”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.
On other matters of corporate governance, generally the Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “ poison pill ” ) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “ Proxy Access, ” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.
On environmental and social matters, generally the Adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.
On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.
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On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans ( “ Say On Pay ” ) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “ illiquid ” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research ( “ Non-Qualitative Accounts ” ), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee ( “ Proxy Committee ” ), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “ Standard Voting Instructions ” ). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “ case-by-case vote ” ). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling
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for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “ Interested Company. ”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “ proportional voting. ” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote ( “ Downstream Affiliate ” ), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:
■  A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
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■  Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “ Form N-PX ” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation . Form N-PX filings are also available at the SEC’s website at sec.gov .
Portfolio Holdings Information
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “ interest ” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
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Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services ( “ Administrative Services ” ), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “ Investment Complex ” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
34

FEES PAID BY THE FUND FOR SERVICES
For the Year Ended August 31	2020	2019	2018
Advisory Fee Earned	$ 3,495,620	$ 3,578,897	$ 3,843,986
Advisory Fee Waived	$ 886,927	$ 940,419	$ 933,601
Net Administrative Fee	$ 451,940	$ 503,005	$ 513,639
Net 12b-1 Fee:
Class B Shares	$ 28,153	$ 39,628	$ 59,407
Class C Shares	$ 310,530	$ 348,710	$ 490,849
Net Shareholder Services Fee:
Class A Shares	$ 517,307	$ 521,567	$ 538,470
Class B Shares	$ 9,384	$ 13,210	$ 19,802
Class C Shares	$ 103,510	$ 116,237	$ 163,616
Class F Shares	$ 469,067	$ 471,650	$ 506,296
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing ( “ Rule 12b-1 ” ) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
The Fund did not participate in any securities lending activities during the Fund’s most recently completed fiscal year.
Gross income from securities lending activities	$ 00.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 00.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$ 00.00
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$ 00.00
Net income from securities lending activities	$ 00.00
Financial Information
The Financial Statements for the Fund for the fiscal year ended August 31, 2020, are incorporated herein by reference to the Annual Report to Shareholders of Federated Hermes Municipal High Yield Advantage Fund dated August 31, 2020.
Investment Ratings
Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — An obligation rated “ AAA ” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
35

AA — An obligation rated “ AA ” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated “ A ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated “ BBB ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “ BB, ” “ B, ” “ CCC, ” “ CC ” and “ C ” are regarded as having significant speculative characteristics. “ BB ” indicates the least degree of speculation and “ C ” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated “ BB ” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated “ B ” is more vulnerable to nonpayment than obligations rated “ BB, ” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated “ CCC ” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated “ CC ” is currently highly vulnerable to nonpayment.
C — A “ C ” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “ C ” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D — An obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “ D ” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “ AA ” to “ CCC ” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive — Positive means that a rating may be raised.
Negative — Negative means that a rating may be lowered.
Stable — Stable means that a rating is not likely to change.
Developing — Developing means a rating may be raised or lowered.
N.M. — N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
A-1 — A short-term obligation rated “ A-1 ” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
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A-2 — A short-term obligation rated “ A-2 ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated “ A-3 ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “ B ” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “ C ” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY’S Short-Term RATINGS
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “ threshold ” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality — “ AAA ” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality — “ AA ” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
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A: High Credit Quality — “ A ” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality — “ BBB ” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative — “ BB ” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative — “ B ” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk — Default is a real possibility.
CC: Very High Levels of Credit Risk — Default of some kind appears probable.
C: Exceptionally High Levels of Credit Risk — Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “ C ” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “ RD ” or “ D ” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default — “ RD ” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default — “ D ” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“ Imminent ” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “ short term ” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. publicfinance markets.
F1: Highest Short-Term Credit Quality — Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “ + ” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality — Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality — The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality — Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
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C: High Short-Term Default Risk — Default is a real possibility.
RD: Restricted Default — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default — Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional — Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong — Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong — Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate — Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative — Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
b: Very Speculative — Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative — Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “ aa ” to “ ccc ” may be enhanced with a “ + ” (plus) or “ - ” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest — Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding — Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory — Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate — Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.
AMB-4 Speculative — Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u — Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd — Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010)
i — Indicates rating assigned is indicative.
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A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to36 months.
Positive — Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative — Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable — Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.
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Addresses
Federated Hermes Municipal High Yield Advantage Fund
Class T Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 219318
Kansas City, MO 64121-9318
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
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Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
IHS Markit (Markit North America)
ICE Data Pricing & Reference Data, LLC
JPMorgan PricingDirect
Refinitiv US Holdings Inc.
RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Bloomberg L.P.
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
Sustainalytics U.S. Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
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Prospectus
October 31, 2020

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | OMIAX	F | OMIFX	Institutional | OMIIX

Federated Hermes Ohio Municipal Income Fund
(formerly, Federated Ohio Municipal Income Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
A mutual fund seeking to provide current income by investing in a portfolio of tax-exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Ohio and Ohio municipalities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.
Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Ohio Municipal Income Fund(the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Ohio and Ohio municipalities.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A), Class F Shares (F) or Institutional Shares (IS) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 and $1,000,000 in certain classes (e.g., A class and F class, respectively) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “ What Do Shares Cost? ” section of the Prospectus on page 18 and in “ Appendix B ” to this Prospectus. If you purchase the Fund’s IS Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.
Shareholder Fees (fees paid directly from your investment)	A	F	IS
Maximum Sales Charge (Load)	4.50%	2.00%	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	1.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	[1] 0.00%	0.40%	None
Other Expenses	0.56%	0.56%	0.36%
Total Annual Fund Operating Expenses	0.96%	1.36%	0.76%
Fee Waivers and/or Expense Reimbursements [2]	(0.19)%	(0.44)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waivers and/orExpense Reimbursements	0.77%	0.92%	0.52%
1
  The Fund has adopted a Distribution (12b-1) Plan for its Class A shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) fee until such time as approved by the Fund’s Board of Trustees (the “ Trustees ” ).
2
  The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund’s A class, F class and IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.77%, 0.92% and 0.52% (the “ Fee Limit ” ), respectively, up to but not including the later of (the “Termination Date”): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Trustees.
1

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$544	$742	$957	$1,575
Expenses assuming no redemption	$544	$742	$957	$1,575
F:
Expenses assuming redemption	$337	$626	$837	$1,719
Expenses assuming no redemption	$237	$526	$837	$1,719
IS:
Expenses assuming redemption	$78	$243	$422	$942
Expenses assuming no redemption	$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its objective by investing in a portfolio of tax-exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal AMT for individuals.
The Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality) and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment-grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.
The Fund does not limit itself to securities of a particular maturity range. Currently, at least a majority of the Fund’s assets will be invested in long-term securities (i.e., securities with stated maturities of 10 years or more). The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.
2

The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments, to increase return, to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration, sector/asset class and yield curve risk of the Fund’s portfolio or to hedge against potential losses.
The Fund also may invest in certain securities or other investments (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust. The Fund will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. This policy may not be changed without shareholder approval.
What are the Main (or Principal) Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■  Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
■  Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■  Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■  Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■  Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■  Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
■  Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■  Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
3

■  Sector Risk. Since the Fund invests at least a majority of its assets in a portfolio of: (1) long-term, Ohio tax-exempt securities; and (2) investment-grade, Ohio tax-exempt securities, the Fund may be subject to additional risks compared to funds that invest in multiple states. Ohio’s economy is relatively diversified across the manufacturing, agriculture and service sectors. However, the manufacturing sector is the dominant sector within Ohio and exposes the state to the economic dislocations which occur within cyclical industries. A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.
■  Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
■  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
■  Risk of Non-Diversified Fund. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
■  Risk Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■  Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risk.
■  Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
4

Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s F class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “ Products ” section at FederatedInvestors.com or by calling 1-800-341-7400 .

The total returns shown in the bar chart do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s F class total return for the nine-month period from January 1, 2020 to September 30, 2020, was 2.47%.
Within the periods shown in the bar chart, the Fund’s F class highest quarterly return was 3.38% (quarter ended June 30, 2011). Its lowest quarterly return was (3.81)% (quarter ended December 31, 2010).
Average Annual Total Return Table
The Fund’s IS class commenced operations on April 28, 2020. For the periods prior to commencement of operations of the Fund’s IS class, the performance information shown below is for the Fund’s F class. The performance of the F class has not been adjusted to reflect the expenses of the IS class since the IS class has a lower expense ratio than the F class. The performance shown in the table has been adjusted to reflect differences between the sales loads and charges imposed on the purchase and redemption of the Fund’s IS class and F class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s F class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the F class and after tax returns for the A class and IS class will differ from those shown below for the F class. Actual after-tax returns depend on each investor’s personal tax situation and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as a 401(k) Plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.
5

(For the Period Ended December 31, 2019)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	1.43%	1.90%	3.20%
F:
Return Before Taxes	4.05%	2.50%	3.43%
Return After Taxes on Distributions	3.99%	2.49%	3.42%
Return After Taxes on Distributions and Sale of Fund Shares	3.43%	2.53%	3.35%
IS:
Return Before Taxes	6.10%	2.70%	3.54%
S&P Municipal Bond Ohio Index [1] (reflects no deduction for fees, expenses or taxes)	7.48%	4.20%	4.87%
S&P Municipal Bond OH, Investment Grade, 3-Year Plus Index [2] (reflects no deduction for fees, expenses or taxes)	7.72%	3.86%	4.78%
S&P Municipal Bond OH, Investment Grade Index [3] (reflects no deduction for fees, expenses or taxes)	6.82%	3.43%	4.22%
Morningstar Municipal Ohio Funds Average [4]	6.62%	2.96%	3.65%
1
  The S&P Municipal Bond Ohio Index (OH Index) consists of bonds in the S&P Municipal Bond Index (Main Index) that have been issued by the state of Ohio or local governments or state or local government entities within Ohio. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.
2
  The S&P Municipal Bond OH Investment Grade, 3-Year Plus Index represents the return of the portion of the OH Index composed solely of bonds that are rated BBB-/Baa3 or higher with remaining maturities of more than three years.
3
  The Fund’s Adviser elected to change the secondary index from the S&P Municipal Bond OH Investment Grade, 3-Year Plus Index to the S&P Municipal Bond OH, Investment Grade Index. The S&P Municipal Bond OH, Investment Grade Index represents the portion of the OH Index composed solely of bonds that are rated at least “ BBB-/Baa3 ” or higher.
4
  Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. Funds designated within the Morningstar Municipal Ohio Funds Category Average include those that invest at least 80% of assets in Ohio municipal debt and can include long-, intermediate- and short-duration portfolios.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
J. Scott Albrecht, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since March of 1995.
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 2017.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate ( “ Financial Intermediary ” ) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A & F Classes
The minimum investment amount for the Fund’s A and F classes is generally $1,500 for initial investments and $100 for subsequent investments. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
6

TAX INFORMATION
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be tax exempt. Dividends may be subject to state and local taxes (except for Ohio taxes, to the extent derived from Ohio tax-exempt investments and eligible for tax-exempt treatment under Ohio law). Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.
The Fund pursues its objective by investing its assets so that, normally (except as discussed in this Prospectus), distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal AMT for individuals.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)), and the personal income taxes imposed by the state of Ohio and Ohio municipalities. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal strategies.
The Fund invests in a portfolio of tax-exempt securities so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. Interest income from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the AMT.
The Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality) without regard to the maturity of the securities, and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.
Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth highest ratings category, respectively. Securities rated below investment-grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.
The Fund does not limit itself to securities of a particular maturity range. Currently, at least a majority of the Fund’s assets will be invested in long-term securities (i.e., securities with stated maturities of 10 yearsor more).
The amount of the Fund’s assets invested in long-term or investment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a downgrade in a security’s rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund’s portfolio.
The investment-grade, tax-exempt securities in which the Fund invests generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks and the derivative contracts and hybrid instruments in which the Fund invests generally are subject to these risks, as well as the risks of investing in derivative contracts and hybrid instruments, all as described in this Prospectus. The noninvestment-grade, tax-exempt securities in which the Fund invests also generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks, as well as the risks of investing in noninvestment-grade securities, all as described in this Prospectus.
7

The Fund’s investment adviser ( “ Adviser ” ) actively manages the Fund’s portfolio, seeking to manage the interest rate risk and credit risk assumed by the Fund and to provide enhanced levels of after-tax total return.
The Adviser manages the Fund’s interest rate risk by adjusting the duration of its portfolio. “ Duration ” measures the price sensitivity of a fixed-income security to changes in interest rates. The greater a portfolio’s duration, the greater the potential change in the portfolio’s value in response to a change in market interest rates. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including (among others) the following:
■  Current and expected U.S. economic growth;
■  Current and expected interest rates and inflation;
■  The Federal Reserve’s monetary policy; and
■  Supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
The Adviser manages credit risk by performing a fundamental credit analysis on tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others) the following:
■  The economic feasibility of revenue bond financings and general purpose financings;
■  The financial condition of the issuer or guarantor; and
■  Political developments that may affect credit quality.
The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing, as the Adviser considers necessary or appropriate in accordance with its procedures, periodic financial data and ratings of NRSROs. The Fund’s investments in noninvestment-grade securities will be more dependent on the Adviser’s credit analysis than would be investment-grade securities, because noninvestment-grade securities, while generally offering higher yields, also involve greater risks. Consequently, in addition to the review process described above, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering and may engage in detailed discussions with the issuer regarding the offering.
The Adviser attempts to provide enhanced levels of after-tax total return. Total return consists of two components: (1) income received from the Fund’s portfolio securities; and (2) changes in the market value of the Fund’s portfolio securities and attendant increase or decrease in the net asset value (NAV) of Fund Shares. The Adviser seeks total return on an after-tax basis, so that it will try to maximize tax-exempt income distributions; make limited ordinary income distributions; and minimize or eliminate capital gains distributions.
In seeking to increase incremental after-tax total returns, the Fund may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments, to increase return, to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■  increase or decrease the effective duration, sector/asset class and yield curve risk of the Fund portfolio;
■  obtain premiums from the sale of derivative contracts;
■  realize gains from trading a derivative contract; or
■  hedge against potential losses.
There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust. The Fund will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities. This policy may not be changed without shareholder approval.
8

TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Fund’s investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors and to that extent fail to meet its investment objectives.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
TAX-EXEMPT SECURITIES
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.
The following describes the principal types of tax-exempt securities in which the Fund may invest:
General Obligation Bonds (A Type of Tax-Exempt Security)
General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.
Special Revenue Bonds (A Type of Tax-Exempt Security)
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.
Private Activity Bonds (A Type of Special Revenue Bond)
Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company’s loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.
Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).
The interest on many types of private activity bonds is subject to the AMT. The Fund may invest in bonds subject to AMT.
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Tax Increment Financing Bonds (A Type of Tax-Exempt Security)
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.
Municipal Leases (A Type of Tax-Exempt Security)
Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.
The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation (COPs). However, the Fund may also invest directly in individual leases.
Zero-Coupon Securities (A Type of Fixed-Income, Tax-Exempt Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind, PIK securities or toggle securities.
Inverse Floaters (A Type of Fixed-Income, Tax-Exempt Security)
An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. Inverse floaters are used to enhance the income from a bond investment by employing leverage. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.
Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Municipal mortgage-backed securities generally have fixed interest rates.
Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are unstructured bonds backed by the net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.
PACs (A Type of Municipal Mortgage-Backed Security)
PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class(es). PACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference
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Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash-settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “ collateral ” ). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasuryand/or government agency securities.
The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument.
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Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps and caps and floors.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Credit Enhancement
The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
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Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities in each case, as provided by the SEC or SEC staff guidance. This requirement may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Investment Ratings for Investment-Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB including modifiers, sub-categories and gradations) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
As disclosed in this Prospectus, the Fund may invest up to 49% of its assets in securities rated below investment-grade (or unrated securities of comparable quality). The Fund does not have a specific minimum quality rating requirement.
If a security is downgraded below any minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
Investment Ratings for nonInvestment-Grade Securities
Noninvestment-grade securities are rated below BBB- by an NRSRO. These bonds have greater economic, credit and liquidity risks than investment-grade securities.
Additional Information Regarding the Security Selection Process
As part of analysis inherent in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors. This qualitative analysis does not automatically result in including or excluding specific securities but is used by Federated Hermes as an additional input to improve portfolio risk/return characteristics.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
TAX-EXEMPT SECURITIES Risk
The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Other factors include the general conditions of the tax-exempt securities market, the size of the particular offering, the
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maturity of the obligation and the rating of the issue. Like other issuers, there is no guarantee that the issuers of such securities will have sufficient revenues to satisfy their obligations (such as, for example, the payment of interest or principal when due). Legal, economic, political or other developments may raise impairments (such as, for example, limitations under applicable law on the issuer’s authority to raise taxes, prolonged budgetary processes, declining real estate values, increasing pension liabilities or declining tax revenues which may occur due to shifting demographics or other factors) to such issuer’s budgetary flexibility, liquidity and ability to satisfy its obligations. Such impairments may cause a downgrade in the credit ratings of such an issuer, or the securities issued or supported by it, and may cause such an issuer to defer payment of certain obligations, reduce or eliminate appropriations and/or default on its obligations.
Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of such issuers may continue or get worse. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability. As a result, in such situations, there would be heightened risk that there could be an interruption in payments to holders of tax-exempt securities in some cases. There also could be a reduction in the market value of the tax-exempt securities held by the Fund, which could adversely affect the Fund’s net asset value or the distributions paid by the Fund.
INTEREST RATE RISK
Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. The duration of a fixed-income security may be equal to or shorter than the stated maturity of a fixed-income security. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates. For example, if a fixed-income security has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the security’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the security’s value to increase about 3%.
The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Certain of the Fund’s investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities. With respect to the Fund’s investments described in the preceding sentence, the value of such Fund investments may be negatively affected (or positively affected) when the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities.
ISSUER Credit Risk
It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Fitch Rating Service, Moody’s Investor Services, Inc. and Standard & Poor’s that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
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COUNTERPARTY CREDIT RISK
Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
LIQUIDITY RISK
Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. Trading opportunities also are more limited for inverse floaters that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Noninvestment-grade securities generally have less liquidity than investment-grade securities.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Tax Risk
In order to pay interest that is exempt from federal, state or local regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
Changes or proposed changes in federal, state or local tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.
The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
Leverage Risk
The tax-exempt securities, derivative contracts and hybrid instruments in which the Fund may invest can be principal investment strategies for the Fund and may be subject to leverage risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
CALL RISK
The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “ call ” ) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
SECTOR RISK
A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics or by issuers located in the same state (such as Ohio). As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in economic cycle affecting credit losses and regulatory changes.
Ohio’s economy is relatively diversified across the manufacturing, agriculture and service sectors. However, the manufacturing sector is the dominant sector within Ohio and exposes the state to the economic dislocations which occur within cyclical industries.
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Since the Fund invests at least a majority of its assets in a portfolio of: (1) long-term, Ohio tax-exempt securities; and (2) investment-grade, Ohio tax-exempt securities: (a) the Fund may be subject to additional risks compared to funds that invest in multiple states; and (b) the Fund’s performance also may be negatively affected by other local, state or regional factors. For example, natural disasters may affect the creditworthiness of municipal issuers or otherwise disrupt the local, state or regional economy or certain sectors of the economy.
PREPAYMENT AND EXTENSION RISK
Unlike traditional fixed-income securities (including tax-exempt securities), which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.
For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.
Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.
Generally, municipal mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a municipal mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ). An increase in the spread will cause the price of the municipal mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.
A single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.
RISK OF NON-DIVERSIFIED FUND
The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
Risk Associated with Noninvestment-Grade Securities
Securities that are rated below investment grade or unrated securities of comparable quality (i.e., noninvestment-grade securities), also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal. The Fund will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 49% of its assets.
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RISK RELATED TO THE ECONOMY
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund’s performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities. This may increase redemptions from funds that hold large amounts of certain securities, and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
Epidemic and Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ( “ COVID-19 ” ). This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund’s investments, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “ CARES Act ” ), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In addition, in mid-March 2020 theU.S. Federal Reserve ( “ Fed ” ) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a
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decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risk.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “ How to Purchase Shares ” and “ How to Redeem and Exchange Shares ” ), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge ( “ public offering price ” ). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The Fund’s current NAV and/or public offering price may be found at FederatedInvestors.com , via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.
In calculating its NAV, the Fund generally values investments as follows:
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees ( “ Board ” ).
■  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair
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value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge [2]	Contingent Deferred Sales Charge [3]
A	$1,500/$100	4.50%	0.00%
F	$1,500/$100	1.00%	1.00%
1
  Please see “ By Systematic Investment Program ” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
2
  Front-End Sales Charge is expressed as a percentage of public offering price. See “ Sales Charge When You Purchase. ”
3
  See “ Sales Charge When You Redeem. ”
As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (expense ratios), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.
Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce or eliminate, the front-end sales charges imposed on purchases of the A class and the F class. Among other ways, the A class and the F class have a series of “ breakpoints, ” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.)
SALES CHARGE WHEN YOU PURCHASE
The following tables list the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the tables and described below.
A:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater [1]	0.00%	0.00%
1
  A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. CDSC exceptions may apply. See “ Sales Charge When You Redeem. ”
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F:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%
REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the tables above.
You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.
In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ( “ Qualifying Accounts ” ). Qualifying Accounts mean those share accounts in the Federated Hermes funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “ Section 529 ” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.
In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on FederatedInvestors.com free of charge, Federated Hermes does not disclose this information separately on the website.
Contingent upon notification to the Transfer Agent, the sales charge at purchase of the A class and F class only, may be reduced or eliminated by:
Larger Purchases
■  Purchasing A class or F class Shares in greater quantities to reduce the applicable sales charge;
Concurrent and Accumulated Purchases
■  Excluding any Federated Hermes fund A class without a sales charge ( “ no-load A class ” ), combining concurrent purchases of and/or current investments in the A class, B class, C class, F class and R class of any Federated Hermes fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the A class, B class, C class,F class and R class shares of any Federated Hermes fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
Letter of Intent
■  Signing a letter of intent to purchase a qualifying amount of A class or F class Shares within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
ELIMINATING The SALES CHARGE
Your investment may qualify for a sales charge waiver. Sales charge waivers offered by the Fund are listed below. In order to receive a sales charge waiver, you must inform your financial intermediary or the Transfer Agent at the time of each purchase that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled.
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Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase or acquire Shares:
■  within 120 days of redeeming Shares of an equal or greater amount (see “ 120 Day Reinstatement Program ” below);
■  through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■  with reinvested dividends or capital gains;
■  issued in connection with the merger, consolidation or acquisition of the assets of another fund. Further, the sales charge will be eliminated on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV, provided that such purchased Shares are held directly with the Fund’s transfer agent. If the Shares are held through a financial intermediary, the sales charge waiver will not apply (A class only);
■  as a Federated Life Member (Federated shareholders who originally were issued shares through the “ Liberty Account, ” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (A class only);
■  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
■  pursuant to the exchange privilege.
The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of any no-load A class unless your no-load A class shares were acquired through an exchange of shares on which the sales charge had previously been paid.
120 Day reinstatement program
Within 120 days of redeeming Class A Shares and Class F Shares of the Fund, upon proper notification to the Fund’s Transfer Agent, you may reinvest all or a portion of the redemption proceeds in Class A Shares of the Fund at net asset value, without the imposition of a sales charge or CDSC. Please note:
■  The ownership of the account receiving the purchase is not required to be identical to that of the account in which the redemption was placed; however, the registration of the account receiving the purchase must include at least one registered shareholder of the account from which the redemption occurred.
■  You will not be reimbursed for any fees originally incurred on the redemption (e.g., CDSC or redemption fees) by subsequently participating in the 120 DayReinstatement Program.
■  The 120 Day Reinstatement Program does not supersede or override any restrictions placed on an account due to frequent trading and/or client contractual issues.
Additional operational restrictions may apply, please contact a Client Service Representative at 1-800-341-7400 for more information.
sales charge when you redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). Shares otherwise subject to a CDSC will not be charged a CDSC at the time of an exchange; however, the CDSC will continue to be measured from the date of your original purchase. The CDSC schedule applicable to your original purchase will continue to apply to the shares you receive in an exchange.
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
■  Shares that are not subject to a CDSC; and
■  Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated Hermes funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
A:
If you make a purchase of the A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.

F:
Purchase Amount	Shares Held	CDSC
Up to $2 million	4 years or less	1.00%
$2 million but less than $5 million	2 years or less	0.50%
$5 million or more	1 year or less	0.25%
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Your redemption may qualify for a waiver of the CDSC. The CDSC waivers offered by the Fund are listed below. In order to receive a waiver of the CDSC, you must inform your financial intermediary or the Transfer Agent at the time of each redemption that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent in order to take advantage of the waiver. If you do not let your financial intermediary or the Transfer Agent know that your redemption is eligible for a CDSC waiver at the time of redemption, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:
■  following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
■  due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death;
■  representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code;
■  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;
■  purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■  purchased with reinvested dividends or capital gains;
■  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements; or
■  purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange);
A Class Only
■  purchased in the amount of $1 million or more and redeemed within 24 months of purchase if the Shares were originally purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
F Class Only
■  representing a total or partial distribution from a qualified plan, which does not include account transfers, rollovers or redemptions for the purpose of reinvestment. For these purposes, qualified plan does not include an IRA, individual 401(k) or custodial account following retirement.
ADDITIONAL INFORMATION ON THE AVAILABILITY OF CERTAIN WAIVERS AND DISCOUNTS
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix B to this Prospectus. The information contained in Appendix B is based on information provided by these financial intermediaries. Please contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and that you understand the steps you must take to qualify for available waivers and discounts. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.
COMMISSIONS ON CERTAIN SHARES
The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of IS Shares. However, if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
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Because the Fund is not a party to any such commission arrangement between you and your broker, any purchases and redemptions of IS Shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “ Risk/Return Summary: Fees and Expenses ” section of the Fund’s Prospectus and described above nor are they reflected in the “ Performance: Bar Chart and Table, ” because they are not charged by the Fund.
Shares of the Fund are available in other share classes that have different fees and expenses.
How is the Fund Sold?
The Fund offers the following Share classes: Class A Shares (A), Class F Shares (F) and Institutional Shares (IS), each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.). The Fund may not be a suitable investment for retirement plans or for non-Ohio taxpayers because it invests in Ohio tax-exempt securities.
A & F Classes
The Fund’s Distributor markets the A and F classes to customers of financial institutions, such as broker-dealers, banks, fiduciaries and investment advisors, or to individuals, directly or through financial intermediaries.
IS Class
The Fund’s Distributor markets the IS class to Eligible Investors, as described below. In connection with a request to purchase the IS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, the IS class is not available for direct investment by natural persons.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of the IS class (however, such accounts remain subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus):
■  An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform, where Federated Hermes has entered into an agreement with the intermediary;
■  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
■  An employer-sponsored retirement plan;
■  A trust institution investing on behalf of its trust customers;
■  A Federated Hermes Fund;
■  An investor (including a natural person) who acquired the IS class of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
■  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated Hermes or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated Hermes; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated Hermes investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of the IS class (see “ How to Purchase Shares ” below):
■  An investor, other than a natural person, purchasing the IS class directly from the Fund; and
■  In connection with an initial purchase of the IS class through an exchange, an investor (including a natural person) who owned the IS class of another Federated Hermes fund as of December 31, 2008.
Intra-Fund Share Conversion Program
A shareholder in the Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. The share conversion program is not applicable to the Fund’s Class A Shares and Class F Shares subject to a contingent deferred sales charge, if applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
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FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “ Dealer Reallowance ” ) and retains any remaining portion of the front-end sales charge.
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
A:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
F:
Less than $1 million	1.00%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:
A (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The A class purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
F:
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
Less than $2 million	1.00%
$2 million but less than $5 million	0.50%
$5 million or greater	0.25%
RULE 12b-1 FEES
A & F Classes
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% for A class and 0.40% for F class of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s A and F classes. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Fund’s A class has no present intention of paying, accruing or incurring any Rule 12b-1 fees until such time as approved by the Fund’s Board of Trustees. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
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service fees
A & F Classes
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
A & F Classes
The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. In addition, as discussed above in “ Commissions on Certain Shares, ” if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. Shares will be purchased at the NAV next calculated after your investment is received by the Fund, or its agent, in proper form. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus.
Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g ., Federal Reserve wire or check), you automatically will receive the A class.
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For important account information, see the section “ Security and Privacy Protection. ”
A & F Classes
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund.
IS Class
Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund in the manner described above under “ How is the Fund Sold? ”
Where applicable, the required minimum initial investment for the IS class is generally $1,000,000. There is no minimum subsequent investment amount.
THROUGH A FINANCIAL INTERMEDIARY
Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund has authorized certain intermediaries to accept Share purchase orders on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund and Shares will be bought at the NAV next calculated after such an order is received by the authorized intermediary. If your financial intermediary is not an authorized intermediary, the Fund or its agent must receive the purchase order in proper form from your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for your transaction to be priced at that day’s NAV. In addition, your financial intermediary must forward your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company ( “ Transfer Agent ” ). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “ By Wire ” or “ By Check. ”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Shareholders are encouraged to ask their financial intermediary if they are an authorized agent for the Fund and about any fees that may be charged by the financial intermediary.
DIRECTLY FROM THE FUND
■  Establish your account with the Fund by submitting a completed New Account Form; and
■  Send your payment to the Fund by Federal Reserve wire or check.
You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated Hermes EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Hermes Funds , note your account number on the check, and send it to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
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If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under “ Resources ” and then “ Literature and Forms, ” then “ Forms. ” You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated Hermes fund. To do this you must:
■  meet any applicable shareholder eligibility requirements;
■  ensure that the account registrations are identical;
■  meet any applicable minimum initial investment requirements; and
■  receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
A & F Classes
You may purchase Shares through an exchange from the same share class of another Federated Hermes fund.
IS Class
You may purchase Shares through an exchange from any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
By Online Account Services
You may access your accounts online to purchase shares through FederatedInvestors.com ’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■  through a financial intermediary if you purchased Shares through a financial intermediary; or
■  directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated Hermes funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
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Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “ Limitations on Redemption Proceeds ” ).
For important account information, see the section “ Security and Privacy Protection. ”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
Send requests by private courier or overnight delivery service to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
All requests must include:
■  Fund name and Share class, account number and account registration;
■  amount to be redeemed or exchanged;
■  signatures of all shareholders exactly as registered; and
■  if exchanging , the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■  your redemption will be sent to an address other than the address of record;
■  your redemption will be sent to an address of record that was changed within the last 30 days;
■  a redemption is payable to someone other than the shareholder(s) of record; or
■  transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange shares through FederatedInvestors.com ’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
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PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■  An electronic transfer to your account at a financial institution that is an ACH member; or
■  Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■  Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes ( “ Federated Hermes funds ” ) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■  Committed Line of Credit. The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “ in-kind ” distribution of the Fund’s portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund’s Board, which generally include distributions of a pro rata share of the Fund’s portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■  to allow your purchase to clear (as discussed below);
■  during periods of market volatility;
■  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■  when the NYSE is closed, other than customary weekend and holiday closings;
■  when trading on the NYSE is restricted, as determined by the SEC;
■  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or
■  as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. To do this, you must:
■  meet any applicable shareholder eligibility requirements;
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■  ensure that the account registrations are identical;
■  meet any applicable minimum initial investment requirements; and
■  receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “ Account and Share Information – Frequent Trading Policies. ”
Financial intermediaries may have different policies and procedures regarding the availability of intra-fund exchanges ( “ automatic exchanges ” ). These exchanges which are directed by the financial intermediary and not the Fund are discussed in Appendix B to this Prospectus.
A & F Classes
You may exchange Shares into shares of the same class of another Federated Hermes fund.
IS Class
You may exchange Shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund does not issue share certificates.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using FederatedInvestors.com ’s Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
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The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedInvestors.com .
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.
If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedInvestors.com /FundInformation.
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
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Additionally, if one or more dividend or capital gain distribution checks are returned as “ undeliverable, ” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property ( “ escheatment ” ) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
ACCOUNTS WITH LOW BALANCES
Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:
■  ■ $1,500 for the A and F classes; and
■  ■ $25,000 for the IS class.
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund’s dividends will be exempt from the Ohio taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.
The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.
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The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated Hermes funds could adversely affect the management of the Fund’s portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes ( “ Approved Accounts ” ). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your Fund Shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedInvestors.com . If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 1001 Liberty Avenue,Pittsburgh, PA 15222-3779.
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The Adviser and other subsidiaries of Federated Hermes advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $575.9 billion in assets as of December 31, 2019. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with nearly 1,900 employees. Federated Hermes provides investment products to approximately 11,500 investment professionals and institutions.
The Adviser advises approximately 75 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $344.3 billion in assets as of December 31, 2019.
PORTFOLIO MANAGEMENT INFORMATION
J. Scott Albrecht
J. Scott Albrecht, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since March of 1995.
Mr. Albrecht is a Senior Portfolio Manager and is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1989; has worked in investment management since 1989; has managed investment portfolios since 1995. Education: B.S., Indiana University of Pennsylvania; M.S., Carnegie Mellon University.
R.J. Gallo
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 2017.
Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for overseeing the macro risk elements in the portfolio. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A Princeton University.
The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “ Fee Limits ” as described in the footnote to the “ Risk/Return Summary: Fees and Expenses ” table found in the “ Fund Summary ” section of the Prospectus.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s annual and semi-annual shareholder reports for the periods ended August 31 and February 28, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years, or since inception, if the life of the Share class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.
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Financial Highlights – Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.44	$10.95	$11.23	$11.56	$11.16
Income From Investment Operations:
Net investment income	0.26	0.30	0.32	0.32	0.34
Net realized and unrealized gain (loss)	(0.02)	0.49	(0.29)	(0.32)	0.39
TOTAL FROM INVESTMENT OPERATIONS	0.24	0.79	0.03	0.00	0.73
Less Distributions:
Distributions from net investment income	(0.26)	(0.30)	(0.31)	(0.32)	(0.33)
Distributions from net realized gain	(0.02)	—	—	(0.01)	—
TOTAL DISTRIBUTIONS	(0.28)	(0.30)	(0.31)	(0.33)	(0.33)
Net Asset Value, End of Period	$11.40	$11.44	$10.95	$11.23	$11.56
Total Return [1]	2.17%	7.32%	0.27%	0.02%	6.65%
Ratios to Average Net Assets:
Net expenses [2]	0.77% [3]	0.77% [3]	0.77% [3]	0.76%	0.75%
Net investment income	2.27%	2.67%	2.81%	2.84%	2.96%
Expense waiver/reimbursement [4]	0.19%	0.19%	0.17%	0.16%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$58,253	$57,065	$53,438	$59,865	$66,884
Portfolio turnover	8%	15%	9%	9%	13%
1
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.77%, 0.77% and 0.77% for the years ended August 31, 2020, 2019 and2018, after taking into account these expense reductions.
4
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
35

Financial Highlights – Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.44	$10.95	$11.23	$11.57	$11.16
Income From Investment Operations:
Net investment income	0.24	0.28	0.29	0.30	0.32
Net realized and unrealized gain (loss)	(0.02)	0.49	(0.28)	(0.33)	0.40
TOTAL FROM INVESTMENT OPERATIONS	0.22	0.77	0.01	(0.03)	0.72
Less Distributions:
Distributions from net investment income	(0.24)	(0.28)	(0.29)	(0.30)	(0.31)
Distributions from net realized gain	(0.02)	—	—	(0.01)	—
TOTAL DISTRIBUTIONS	(0.26)	(0.28)	(0.29)	(0.31)	(0.31)
Net Asset Value, End of Period	$11.40	$11.44	$10.95	$11.23	$11.57
Total Return [1]	2.01%	7.15%	0.12%	(0.22)%	6.58%
Ratios to Average Net Assets:
Net expenses [2]	0.92% [3]	0.92% [3]	0.92% [3]	0.91%	0.90%
Net investment income	2.12%	2.53%	2.66%	2.69%	2.81%
Expense waiver/reimbursement [4]	0.44%	0.44%	0.42%	0.41%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,508	$87,597	$92,665	$101,620	$111,156
Portfolio turnover	8%	15%	9%	9%	13%
1
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.92%, 0.92% and 0.92% for the years ended August 31, 2020, 2019 and2018, after taking into account these expense reductions.
4
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
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Financial Highlights – Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended August 31	2020 [1]
Net Asset Value, Beginning of Period	$11.06
Income From Investment Operations:
Net investment income	0.08
Net realized and unrealized gain (loss)	0.35
TOTAL FROM INVESTMENT OPERATIONS	0.43
Less Distributions:
Distributions from net investment income	(0.09)
Distributions from net realized gain	—
TOTAL DISTRIBUTIONS	(0.09)
Net Asset Value, End of Period	$11.40
Total Return [2]	3.90%
Ratios to Average Net Assets:
Net expenses [3]	0.52% [4,5]
Net investment income	2.40% [4]
Expense waiver/reimbursement [6]	0.24% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,652
Portfolio turnover	8% [7]
1
  Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
2
  Based on net asset value. Total returns for periods of less than one year are not annualized.
3
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
  Computed on an annualized basis.
5
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.52% for the period ended August 31, 2020 after taking into account this expense reduction.
6
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
7
  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended August 31, 2020.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
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Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “ Fees and Expenses ” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “ Front-End Sales Charge ” ) is reflected in the “ Hypothetical Expenses ” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES OHIO MUNICIPAL INCOME FUND - A CLASS
ANNUAL EXPENSE RATIO: 0.96%
MAXIMUM FRONT-END SALES CHARGE: 4.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$543.53	$9,935.82
2	$9,935.82	$496.79	$10,432.61	$97.31	$10,337.23
3	$10,337.23	$516.86	$10,854.09	$101.24	$10,754.85
4	$10,754.85	$537.74	$11,292.59	$105.33	$11,189.35
5	$11,189.35	$559.47	$11,748.82	$109.59	$11,641.40
6	$11,641.40	$582.07	$12,223.47	$114.01	$12,111.71
7	$12,111.71	$605.59	$12,717.30	$118.62	$12,601.02
8	$12,601.02	$630.05	$13,231.07	$123.41	$13,110.10
9	$13,110.10	$655.51	$13,765.61	$128.40	$13,639.75
10	$13,639.75	$681.99	$14,321.74	$133.59	$14,190.80
Cumulative		$5,743.57		$1,575.03

FEDERATED HERMES OHIO MUNICIPAL INCOME FUND - F CLASS
ANNUAL EXPENSE RATIO: 1.36%
MAXIMUM FRONT-END SALES CHARGE: 1.00%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$495.00	$10,395.00	$237.09	$10,260.36
2	$10,260.36	$513.02	$10,773.38	$142.08	$10,633.84
3	$10,633.84	$531.69	$11,165.53	$147.25	$11,020.91
4	$11,020.91	$551.05	$11,571.96	$152.61	$11,422.07
5	$11,422.07	$571.10	$11,993.17	$158.17	$11,837.83
6	$11,837.83	$591.89	$12,429.72	$163.92	$12,268.73
7	$12,268.73	$613.44	$12,882.17	$169.89	$12,715.31
8	$12,715.31	$635.77	$13,351.08	$176.08	$13,178.15
9	$13,178.15	$658.91	$13,837.06	$182.48	$13,657.83
10	$13,657.83	$682.89	$14,340.72	$189.13	$14,154.98
Cumulative		$5,844.76		$1,718.70

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FEDERATED HERMES OHIO MUNICIPAL INCOME FUND - IS CLASS
ANNUAL EXPENSE RATIO: 0.76%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$77.61	$10,424.00
2	$10,424.00	$521.20	$10,945.20	$80.90	$10,865.98
3	$10,865.98	$543.30	$11,409.28	$84.33	$11,326.70
4	$11,326.70	$566.34	$11,893.04	$87.91	$11,806.95
5	$11,806.95	$590.35	$12,397.30	$91.64	$12,307.56
6	$12,307.56	$615.38	$12,922.94	$95.52	$12,829.40
7	$12,829.40	$641.47	$13,470.87	$99.57	$13,373.37
8	$13,373.37	$668.67	$14,042.04	$103.79	$13,940.40
9	$13,940.40	$697.02	$14,637.42	$108.19	$14,531.47
10	$14,531.47	$726.57	$15,258.04	$112.78	$15,147.60
Cumulative		$6,070.30		$942.24
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Appendix B: Sales Charge Waivers and Exchange Features for Shareholders Purchasing Through Certain Financial Intermediaries
The term “ fund family, ” used herein, shall refer to the Federated Hermes mutual funds.
Ameriprise Financial
CLASS A SHARES FRONT-END SALES CHARGE WAIVERS AVAILABLE AT AMERIPRISE FINANCIAL:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective April 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus:
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■  Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■  Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
EXCHANGE Feature of CLASS C SHARES AVAILABLE AT AMERIPRISE FINANCIAL:
Automatic Exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.
Robert W. Baird & Co., Inc.
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
■  Share purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
■  Shares purchase from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same accounts; and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);
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■  Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Baird’s intra-fund share class policies and procedures;
■  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Investor A and C Shares Available at Baird
■  Shares sold upon the death or disability of the shareholder;
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;
■  Shares bought due to returns of excess contributions from an IRA Account;
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■  Shares sold to pay Baird fees but only if the transaction is initiated by Baird;
■  Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■  Breakpoints as described in this prospectus;
■  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets;
■  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.
EDWARD JONES
Effective on or after May 1, 2020, shareholders purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for waivers or discounts. Edward Jones can ask for documentation of such circumstance.
Front-End Sales Load Waivers on Class A and F Shares Available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■  Shares purchased in an Edward Jones fee-based program.
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (1) the proceeds are from the sale of shares within 60 days of the purchase; and (2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■  Shares exchanged into Class A shares from another share Class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable.
41

CDSC Waivers on A, B, C and F Shares Available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder will be responsible to pay the CDSC except in the following conditions:
■  Shares sold upon the death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value).
■  Return of excess contributions from an Individual Retirement Account (IRA).
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■  Shares exchanged in an Edward Jones fee-based program. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable.
■  Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Edward Jones:
Rights of Accumulation (ROA)
■  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ( “ pricing groups ” ). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
■  ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
■  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Other Important Information
Minimum Purchase Amounts
1. $250 initial purchase minimum
2. $50 subsequent purchase minimum
Minimum Balances
3. Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
1. A fee-based account held on an Edward Jones platform
2. A 529 account held on an Edward Jones platform
3. An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
4. At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase or redeem Fund shares through a Janney Montgomery Scott LLC ( “ Janney ” ) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
42

Front-end sales charge waivers on Class A Shares available at Janney
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within ninety (90) days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■  Shares acquired through a right of reinstatement.
■  Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Janney’s intra-fund share class policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
■  Shares sold upon the death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
■  Shares purchased in connection with a return of excess contributions from an IRA account.
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■  Shares acquired through a right of reinstatement.
■  Shares exchanged into the same share class of a different Federated Hermes fund, if the shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).
Front-end sales charge discounts available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■  Breakpoints as described in the fund’s Prospectus.
■  Rights of accumulation ( “ ROA ” ), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
■  Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);
■  Shares purchased through a Merrill Lynch affiliated investment advisory program or exchanged due to the holdings moving from the program;
■  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
■  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);
43

■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
■  Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■  Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
■  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus;
■  Eligible shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A, B and C Shares available at Merrill Lynch
■  Death or disability of the shareholder;
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
■  Return of excess contributions from an IRA Account;
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
■  Shares acquired through a right of reinstatement;
■  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only);
■  Class A Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■  Breakpoints as described in this prospectus;
■  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets;
■  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
Morgan Stanley Smith Barney
Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Smith Barney:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
■  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
■  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
■  Shares purchased through a Morgan Stanley self-directed brokerage account;
44

■  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s intra-fund share class exchange program;
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (i) the repurchase occurs within 90 days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales charge.
OPPENHEIMER & CO., INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co., Inc. (OPCO) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■  Shares purchased by or through a 529 Plan
■  Shares purchased through an OPCO affiliated investment advisory program
■  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund (but not any other fund within the fund family)
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of OPCO
■  Employees and registered representatives of OPCO or its affiliates and their family members
■  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
■  Death or disability of the shareholder
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■  Return of excess contributions from an IRA Account
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■  Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■  Breakpoints as described in this prospectus.
■  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates ( “ Raymond James ” )
Effective March 1, 2019, shareholders purchasing and redeeming Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
45

Front-End Sales Load Waivers on Class A Shares Available at Raymond James
■  Shares purchased in an investment advisory program.
■  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of Raymond James.
CDSC Waivers on A, B and C Shares Available at Raymond James
■  Death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■  Return of excess contributions from an IRA Account.
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
■  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■  Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■  Breakpoints as described in this prospectus;
■  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■  Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Stifel, Nicolaus & Company, Incorporated
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated ( “ Stifel ” ) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-End Sales Load Waiver on Class A Shares
■  Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.
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Notes
[PAGE INTENTIONALLY LEFT BLANK]

An SAI dated October 31, 2020, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedInvestors.com .
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov . You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes Ohio Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-6165
CUSIP 313923823
CUSIP 313923609
CUSIP 313923765
0090702A-F (10/20)
© 2020 FederatedHermes, Inc.

Statement of Additional Information
October 31, 2020

Share Class | Ticker	A | OMIAX	F | OMIFX	Institutional | OMIIX

Federated Hermes Ohio Municipal Income Fund
(formerly, Federated Ohio Municipal Income Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes Ohio Municipal Income Fund (the “ Fund ” ), dated October 31, 2020.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
10	Investment Risks
12	Investment Objective (and Policies) and Investment Limitations
14	What Do Shares Cost?
16	How is the Fund Sold?
19	Purchases In-Kind
20	Redemption In-Kind
20	Massachusetts Partnership Law
20	Account and Share Information
21	Tax Information
21	Who Manages and Provides Services to the Fund?
36	Financial Information
36	Investment Ratings
41	Addresses
42	Appendix A
43	Appendix B - Ohio State Risk
Federated Hermes Ohio Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
39073 (10/20)
© 2020 FederatedHermes, Inc.

How is the Fund Organized?
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust ( “ Trust ” ). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 6, 1990. The Trust may offer separate series of shares representing interests in separate portfolios of securities. Effective June 26, 2020, the Trust changed its name from Federated Municipal Securities Income Trust to Federated Hermes Municipal Securities Income Trust, and the Fund changed its name from Federated Ohio Municipal Income Fund to Federated Hermes Ohio Municipal Income Fund.
The Board of Trustees ( “ Board ” ) has established three classes of shares of the Fund, known as Class A Shares, Class F Shares and Institutional Shares ( “ Shares ” ). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated Investment Management Company ( “ Adviser ” ).
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “ discount ” ) or more (a “ premium ” ) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund may invest.
Municipal Notes (A Type of Tax-Exempt Security)
Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.
Municipal Auction Rate Securities (A Type of Tax-Exempt Security)
Municipal auction rate securities are tax-exempt securities that are issued (without a demand feature) generally for a specified term, during which the interest rate may be reset at specified intervals (such as, for example, every 7, 28,35 or49 days) by means of a “ Dutch Auction ” or similar competitive process. These securities may be referred to as “ municipal auction rate notes. ” In the auction, holders of such securities, and investors who seek to acquire such securities, indicate their interest in continuing to hold, or to purchase, the securities at rates that they specify to broker-dealers that serve as auction agents for the auction. If the auction is successful, a holder of such securities will be able to sell them at par value through the auction process. A “ failed auction ” occurs when, for example, the auction agent does not receive enough bids to cover the aggregate amount of securities that have been put up for sale at the auction, or the lowest interest rate at which all of the securities that have been put up for sale at the auction would be above the “ maximum interest rate ” set forth in the documentation for the securities, or some other reason. When a failed auction occurs, a holder of the securities may not be able to sell all or a portion of the securities it desired to sell at the auction, in which case the affected securities would pay the maximum interest rate set forth in their documentation until the next successful auction. The maximum interest rate may be a multiple of a specified index or a fixed rate, and may be dependent on other factors, such as the credit rating of the securities at the time of the auction. Municipal auction rate securities may be subject to interest rate, credit, credit enhancement, prepayment, liquidity and economic risks.
1

Variable Rate Demand Instruments (A Type of Tax-Exempt Security)
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “ Demand Provider ” ), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “ conditional, ” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other variable rate demand instruments are “ unconditional, ” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Fund, referred to as “ synthetic ” variable rate demand instruments, have certain features, such as call features, that make it possible that the Fund will realize capital gains.
Asset-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates or other similar securities. Asset-backed securities have prepayment risks.
Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)
Tax-exempt commercial paper is an obligation issued by a tax-exempt issuer with a maturity of generally less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, and if there is not another available source of liquidity, its commercial paper may default or there may be a reduction in payments received in repayment of the tax-exempt commercial paper.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts, (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
2

To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Interest Rate Futures
An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
3

Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■  Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■  Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■  Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■  Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “ notional principal amount ” ) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 millionprincipal amount.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
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Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “ Protection Buyer ” ) agrees to make payments over the term of the CDS to the other party (the “ Protection Seller ” ), provided that no designated event of default, restructuring or other credit related event (each a “ Credit Event ” ) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “ Reference Obligation ” ). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “ par value, ” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “ Deliverable Obligation ” ). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “ cash-settled, ” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as “ Protection Buyer ” ) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as “ Protection Seller ” ) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Other Investments, Transactions, Techniques
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
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Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case, all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Notes (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “ Note Issuer ” ) with respect to which the Reference Instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “ Reference Credit ” ). The purchaser of the CLN (the “ Note Purchaser ” ) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “ Credit Event ” ) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements (A Type of Fixed-Income, Tax-Exempt Security)
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Inter-Fund Borrowing and Third-Party Lending Arrangements
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds ( “ Federated Hermes funds ” ) advised by subsidiaries of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an
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inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements ( “ Repo Rate ” ) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings ( “ Bank Loan Rate ” ), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of: (a) (i) the federal funds effective rate; (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year, the Fund did not utilize the LOC.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 ( “ 1940 Act ” ), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “ set aside ” (referred to sometimes as “ asset segregation ” ) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “ cash-settle, ” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “ cash-settle, ” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market ( “ net ” ) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “ net amount ” ). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
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The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “ Investment Risks. ” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.
Temporary Investments
The Fund may make temporary investments in taxable, fixed-income securities and the following other taxable securities (in addition to taxable repurchase and reverse repurchase agreement investments):
Treasury Securities (A Type of Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Bank Instruments (A Type of Fixed-Income Security)
Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. orforeign banks.
Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association ( “ Ginnie Mae ” ), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation ( “ Freddie Mac ” ), Federal National Mortgage Association ( “ Fannie Mae ” ) and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Investors regard government securities as having minimal credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae . The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and
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the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Corporate Debt Securities (A Type of Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risk of corporate debt securities vary widely across issuers.
In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking ( “ senior ” ) debt securities have a higher priority than lower ranking ( “ subordinated ” ) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program (LRMP) and related procedures to assess and manage the liquidity risk of the Fund in accordance with Section 22(e) of the 1940 Act and Rule 22e-4 thereunder. The Board has designated the Adviser, together with Federated Hermes, Inc.’s ( “ Federated Hermes, ” formerly, Federated Investors, Inc.) other affiliated registered investment advisory subsidiaries that serve as investment advisers to other Federated Hermes funds, to collectively serve as the administrator of the LRMP and the related procedures (the “ Administrator ” ). Rule 22e-4 defines “ liquidity risk ” as the risk that the Fund will be unable to meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As a part of the LRMP, the Administrator is responsible for classifying the liquidity of the Fund’s portfolio investments in accordance with Rule 22e-4. As part of the LRMP, the Administrator is also responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, for making periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP.
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Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Prepayment and Extension Risk
Like municipal mortgage-backed securities, asset-backed securities (including fixed-income or tax-exempt securities that are pooled or collateralized) may be subject to prepayment risks and the possibility that interest and other payments may not be made. Such investments also may be subject to interest rate, credit and the other risks described in the Fund’s Prospectus and this SAI.
Asset-Backed Securities (ABS) Risk
The value of asset-backed securities (ABS) may be affected by certain factors such as interest rate risk, the availability of information concerning the pool of underlying assets and its structure, the creditworthiness of the servicing agent for the pool or the originator of the underlying assets and the ability of the servicing agent to service the underlying collateral. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. Unscheduled prepayments of ABS may result in a loss of income if the proceeds are invested in lower-yielding securities. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many ABS, which increases the risk of depreciation due to future increases in market interest rates. ABS can also be subject to the risk of default on the underlying assets.
EXCHANGE-TRADED FUNDS RISK
An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “ circuit breakers ” (which are tied to large decreases in stock prices) halts stock trading generally.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that
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the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus, such as interest rate, credit, liquidity and leverage risks.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings and/or prices paid to or received by the Fund on its portfolio transactions and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “ Brokerage Transactions and Investment Allocation. ”
LIBOR Risk
Certain derivatives or debt securities, or other financial instruments in which the Fund may invest, as well as the Fund’s committed, revolving line of credit agreement, utilize or may utilize in the future the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Regulators have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.
While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.
CYBERSECURITY RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders, and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to governmental agencies, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, may prevent required regulatory filings and reports from being made. The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “ cyber-events ” ).
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Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders or third parties, including cybercriminals, competitors, nation-states and “ hacktivists, ” among others. Cyber-events may include, for example, phishing, use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “ hacking ” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other vendor management efforts, Federated Hermes also conducts due diligence on key service providers (or vendors) relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
Investment Objective (and Policies) and Investment Limitations
The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Ohio and Ohio municipalities.
Under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the personal income taxes imposed by the state of Ohio and Ohio municipalities.
The fundamental investment objective and policy may not be changed by the Fund’s Board without shareholder approval.
Investment Limitations
Issuing Senior Securities and Borrowing Money
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended ( “ 1940 Act ” ).
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
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Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending Cash or Securities
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration of Investments
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the “ vote of a majority of the Fund’s outstanding voting securities, ” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Buying on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
Restricted Securities
The Fund may invest in securities subject to restrictions on resale under the Securities Act of 1933.
Additional Information
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
In applying the Fund’s commodities restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
In applying the Fund’s concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) asset-backed securities will be classified according to the underlying assets securing such securities; and (d) municipal securities backed principally by the assets and revenues of non-governmental entities are counted for purposes of the concentration limitation. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.
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As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
What Do Shares Cost?
Determining Market Value of Securities
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■  Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■  Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■  Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
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Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
Special valuation considerations may apply with respect to the Fund’s “ odd-lot ” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee engages in oversight activities with respect to the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “ Fair Valuation Procedures. ”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “ bid ” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “ mid ” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “ fair value ” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
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Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■  Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “ Fair Valuation Procedures. ” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor ( “ Federated Securities Corp. ” ) offers Shares on a continuous, best-efforts basis.
Rule 12b-1 Plan (Class A Shares and Class F Shares)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
Regarding the Fund’s Class A Shares, the Class A Shares of the Fund currently do not accrue, pay or incur any Rule 12b-1 Plan fee, although the Board of Trustees has adopted a Plan that permits the Class A Shares of the Fund to accrue, pay and incur a Rule 12b-1 Plan fee of up to a maximum amount of 0.05%, or some lesser amount as the Board of Trustees shall approve from time to time. The Class A Shares of the Fund will not accrue, pay or incur such Rule 12b-1 Plan fees until such time as approved by the Fund’s Board of Trustees.
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Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated Hermes fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation to financial intermediaries for services rendered in connection with technology and programming set-up, platform development and maintenance or similar services and for the provision of sales-related data to the Adviser and/orits affiliates.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
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For the year ended December 31, 2019, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31,2019, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Access Point, LLC
ADP Broker-Dealer, Inc.
American Enterprise Investment Services Inc.
American Portfolios Advisors Inc.
Ascensus Broker Dealer Services LLC
Avantax Investment Services, Inc.
Banc of America Investment Services, Inc.
BB&T Securities, LLC
BBVA Securities Inc.
BMO Harris Financial Advisors, Inc.
Broadridge Business Process Outsourcing, LLC
Brown Brothers Harriman & Company
Cadaret, Grant & Co., Inc.
Caitlin John, LLC
Calton & Associates, Inc.
Cambridge Financial Group, Inc.
Castle Rock Wealth Management, LLC
CBIZ Financial Solutions, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Advisers LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
Concord Wealth Partners
CVAGS, Inc.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
E*Trade Securities LLC
Edward D. Jones & Co., LP
Emerald Advisors, LLC
Envestnet Asset Management, Inc.
Epic Advisors Inc.
ESL Investment Services, LLC
FBL Marketing Services, LLC
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fiducia Group, LLC
Fieldpoint Private Securities, LLC
Fifth Third Securities, Inc.
FIS Brokerage & Securities Services LLC
Folger Nolan Fleming Douglas Incorporated
Franklin/Templeton Distributors, Inc.
FSC Securities Corporation
Gitterman Wealth Management LLC
Goldman Sachs & Co. LLC
Great-West Life & Annuity Insurance Company
GWFS Equities, Inc.
Hancock Whitney Investment Services, Inc.
Hefren-Tillotson Inc.
Henderson Global Investors Limited
HighTower Securities, LLC
Hilltop Securities Inc.
The Huntington Investment Company
Independent Financial Group, LLC
Industrial and Commercial Bank of China Financial Services LLC
Infinex Investments, Inc.
Institutional Cash Distributors, LLC
INTL FCStone Financial Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Laidlaw Wealth Management LLC
Lincoln Financial Securities Corporation
Lincoln Investment Planning, LLC
LPL Financial LLC
M Holdings Securities, Inc.
M&T Securities Inc.
Materetsky Financial Group
Mercer Global Advisors Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mid Atlantic Capital Corp.
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corporation
NBC Securities, Inc.
Newport Group, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
NYLIFE Securities LLC
Oneamerica Securities, Inc.
Open Range Financial Group, LLC
Oppenheimer & Company, Inc.
Paychex Securities Corp
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Pensionmark Financial Group, LLC
People’s Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Pitcairn Trust Company
Planmember Securities Corporation
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Private Client Services, LLC
Procyon Private Wealth Partners, LLC
Proequities, Inc.
Prudential Investment Management Services, LLC
Purshe Kaplan Sterling Investments
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Regal Investment Advisors LLC
Resources Investment Advisors, Inc.
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc.
SA Stone Wealth Management Inc.
SagePoint Financial, Inc.
Sageview Advisory Group, LLC
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors LLC
Sentry Advisors, LLC
Sigma Financial Corporation
Spire Securities LLC
State Street Global Markets, LLC
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Strategic Benefits Consultants, Inc.
Summit Financial Group, Inc.
Suntrust Investment Services, Inc.
Suntrust Robinson Humphrey, Inc.
TD Ameritrade, Inc.
Thrivent Investment Management, Inc.
TIAA CREF Individual & Institutional Services LLC
Towerpoint Wealth, LLC
Transamerica Financial Advisors, Inc.
Triad Advisors, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
United Planners Financial Services of America
Valic Financial Advisors, Inc.
Valor Financial Securities LLC
The Vanguard Group, Inc.
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Financial Partners, LLC
Voya Retirement Advisors, LLC
The Wealth Enhancement Group, Inc.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
Wintrust Investments, LLC
Woloshin Investment Management LLC
Woodbury Financial Services, Inc.
World Equity Group, Inc.
XML Financial, LLC

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares and Class F Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended August 31:
	2020		2019		2018
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$ 63,321	$ 7,286	$ 73,541	$ 15,573	$ 42,712	$ 4,924
Class F Shares	$ 51,417	$ 6,783	$ 39,464	$ 9,935	$ 50,873	$ 13,512
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
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Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.
As of October 7, 2020, the following shareholders owned of record, beneficially or both, 5% or more of outstanding Class A Shares: National Financial Services LLC, New York, NY, owned approximately 2,231,187 Shares (42.18%); and Edward Jones & Co., Saint Louis, MO, owned approximately 817,004 Shares (15.44%).
As of October 7, 2020, the following shareholders owned of record, beneficially or both, 5% or more of outstanding Class F Shares: Edward Jones & Co., Saint Louis, MO, owned approximately 3,808,399 Shares (54.03%); National Financial Services LLC, New York, NY, owned approximately 1,501,642 Shares (21.30%); and Pershing LLC, Jersey City, NJ, owned approximately 405,077 Shares (5.74%).
As of October 7, 2020, the following shareholders owned of record, beneficially or both, 5% or more of outstanding Institutional Shares: Edward Jones & Co., Saint Louis, MO, owned approximately 389,729 Shares (67.88%); First National Trust Company, Johnstown, PA, owned approximately 99,443 Shares (17.32%); Raymond James, St. Petersburg, FL, owned approximately 41,441 Shares (7.21%); and UBS WM USA, Weehawken, NJ, owned approximately 32,205 Shares (5.60%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
National Financial Services LLC is incorporated in the state of Massachusetts and is a subsidiary of Fidelity Brokerage Services LLC, which is incorporated in the state of Massachusetts.
Edward Jones & Co. is organized in the state of Missouri and is a subsidiary of Jones Financial Companies; organized in the state of Missouri.
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Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “ Code ” ) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund’s Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
State Taxes
Under existing Ohio laws, distributions made by the Fund will not be subject to Ohio individual income taxes to the extent that such distributions qualify as “ exempt-interest dividends ” under the Code and represent: (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) interest or dividends from obligations issued by the United States and its territories or possessions or by any authority, commission, or instrumentality of the United States, which are exempt from state income tax under federal laws. Conversely, to the extent that distributions made by the Fund are derived from other types of obligations, such distributions will be subject to Ohio individual income taxes.
Distributions made by the Fund will not be subject to Ohio corporate franchise tax to the extent that such distributions qualify as “ exempt-interest dividends ” under the Code and represent: (i) interest from obligations of Ohio or its subdivisions which is exempt from federal income tax; or (ii) net interest income from obligations issued by the United States and its territories or possessions or by any authority, commission or instrumentality of the United States, which is included in federal taxable income and which is exempt from state income tax under federal laws.
Exempt-interest dividends that represent interest from obligations held by the Fund which are issued by Ohio or its political sub-divisions will be exempt from any Ohio municipal income tax (even if the municipality is permitted under Ohio law to levy a tax on intangible income).
State and Local Taxes
Income from the Fund is not necessarily free from taxes in states other than Ohio. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “ interested persons ” of the Fund (i.e., “ Interested ” Trustees) and those who are not (i.e., “ Independent ” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolios, and the Federated Hermes Complex consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
As of October 7, 2020, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “ Independent Trustees Background and Compensation ” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
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■  Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■  Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■  No conflicts which would interfere with qualifying as independent.
■  Appropriate interpersonal skills to work effectively with other Independent Trustees.
■  Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■  Diversity of background.
interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global
Investment Management Corp.; Chairman and Trustee, Federated Equity
Management Company of Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes Complex; Vice President,
Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated
Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company;
President of some of the Funds in the Federated Hermes Complex and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of Federated
Investment Counseling; President and CEO of Passport Research, Ltd.;
Director, Edgewood Securities Corp.; Director, Federated Services
Company; Director, Federated Hermes, Inc.; Chairman and Director,
Southpointe Distribution Services, Inc. and President, Technology,
Federated Services Company.
		$0	$0
*
Reasons for “ interested ” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
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Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Hermes Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director,
and Chairman of the Compensation Committee, KLX Energy Services
Holdings, Inc. (oilfield services); former Director of KLX Corp (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins Group,
Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director,
FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical
Center (Harvard University Affiliate Hospital).
		$348.67	$286,000
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee
of the Federated Hermes Complex; formerly, Vice Chair, Ernst & Young LLP
(public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture
Companies, Inc.; formerly, Director, Member of Governance and
Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served on the Business School Board of
Visitors for Wake Forest University, and he previously served as an
Executive Committee member of the United States Golf Association.
		$90.77	$286,000
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Hermes Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Adjunct Professor of Law, Duquesne University School of Law;
formerly, Dean of the Duquesne University School of Law and Professor of
Law and Interim Dean of the Duquesne University School of Law; formerly,
Associate General Secretary and Director, Office of Church Relations,
Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court
Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of the
Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
Saint Vincent College; and Director and Chair, North Catholic
High School, Inc.
		$348.67	$286,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Hermes Complex; Management Consultant and Author. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.	$316.98	$260,000
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee, of the Federated Hermes
Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director,
The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief
Executive Officer, Aeltus Investment Management, Inc.; General Partner,
Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer,
The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer,
Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$257.90	$321,000
24

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Hermes Complex (past calendar year)
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and Executive
Vice President and Chief Legal Officer, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and
Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey
previously served as Chief Legal Officer and Executive Vice President, CNX
Resources Corporation (formerly known as CONSOL Energy Inc.) and Board
Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC
(a law firm).
		$316.98	$260,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees, of the Federated Hermes Complex; President and
Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
		$420.60	$345,000
OFFICERS*
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services,
Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services
Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA,
LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution
Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee
and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative
Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities
Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company;
and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

25

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in
2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

*
Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees ( “ Committee ” ), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Trust. 1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus [1]
Peter E. Madden	$ 27.98	$ 52,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
26

Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue John T. Collins John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “ Independent Trustee, ” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
One
BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
27

Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2019
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes Ohio Municipal Income Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
John B. Fisher	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Charles F. Mansfield, Jr.	None	$50,001-$100,000
Thomas M. O’Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a 60% interest in Hermes Fund Managers Limited (Hermes), which operates as Hermes Investment Management, a pioneer of integrated ESG investing. Hermes’ experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of Hermes Investment Management Limited, is our in-house engagement and stewardship team. The 40+ member team conducts long-term, objectives-driven dialogue with board and senior executive level representatives of more than 1,000 issuers. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long term strategic matters as an additional input to improve portfolio risk/return characteristics.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “ accounts ” ) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more
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than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “ soft dollars ” ). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
J. Scott Albrecht, Portfolio Manager
Types of Accounts Managed by J. Scott Albrecht	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$587.2 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
J. Scott Albrecht is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond OH, Investment Grade Index) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Albrecht is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Albrecht is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Albrecht serves on one or more Investment Teams that establishes guidelines on various performance drivers (e.g. currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP group. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to the other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
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Richard J. Gallo, Portfolio Manager
Types of Accounts Managed by Richard J. Gallo	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	8/$11.9 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$20.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal OH, Investment Grade Index) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Gallo is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Gallo has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
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Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “ General Policy. ”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.
On other matters of corporate governance, generally the Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “ poison pill ” ) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “ Proxy Access, ” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.
On environmental and social matters, generally the Adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.
On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.
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On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans ( “ Say On Pay ” ) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “ illiquid ” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research ( “ Non-Qualitative Accounts ” ), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee ( “ Proxy Committee ” ), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “ Standard Voting Instructions ” ). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “ case-by-case vote ” ). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling
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for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “ Interested Company. ”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “ proportional voting. ” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote ( “ Downstream Affiliate ” ), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:
■  A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
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■  Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “ Form N-PX ” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation . Form N-PX filings are also available at the SEC’s website at sec.gov .
Portfolio Holdings Information
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “ interest ” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
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Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services ( “ Administrative Services ” ), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “ Investment Complex ” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
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FEES PAID BY THE FUND FOR SERVICES
For the Year Ended August 31	2020	2019	2018
Advisory Fee Earned	$ 580,669	$ 569,223	$ 616,634
Advisory Fee Waived	$ 279,912	$ 267,876	$ 254,971
Net Administrative Fee	$ 113,599	$ 119,131	$ 123,585
12b-1 Fee:
Net Class F Shares	$ 129,482	$ 132,762	$ 146,522
Shareholder Services Fee:
Net Class A Shares	$ 143,963	$ 134,693	$ 141,881
Net Class F Shares	$ 215,804	$ 220,952	$ 243,103
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing ( “ Rule 12b-1 ” ) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
The Fund did not participate in any securities lending activities during the Fund’s most recently completed fiscal year.
Gross income from securities lending activities	$ 00.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 00.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$ 00.00
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$ 00.00
Net income from securities lending activities	$ 00.00
Financial Information
The Financial Statements for the Fund for the fiscal year ended August 31, 2020, are incorporated herein by reference to the Annual Report to Shareholders of Federated Hermes Ohio Municipal Income Fund dated August 31, 2020.
Investment Ratings
Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — An obligation rated “ AAA ” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated “ AA ” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
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A — An obligation rated “ A ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated “ BBB ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “ BB, ” “ B, ” “ CCC, ” “ CC ” and “ C ” are regarded as having significant speculative characteristics. “ BB ” indicates the least degree of speculation and “ C ” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated “ BB ” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated “ B ” is more vulnerable to nonpayment than obligations rated “ BB, ” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated “ CCC ” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated “ CC ” is currently highly vulnerable to nonpayment.
C — A “ C ” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “ C ” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D — An obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “ D ” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “ AA ” to “ CCC ” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive — Positive means that a rating may be raised.
Negative — Negative means that a rating may be lowered.
Stable — Stable means that a rating is not likely to change.
Developing — Developing means a rating may be raised or lowered.
N.M. — N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper.
A-1 — A short-term obligation rated “ A-1 ” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated “ A-2 ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
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A-3 — A short-term obligation rated “ A-3 ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “ B ” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “ C ” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY’S Short-Term RATINGS
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “ threshold ” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality — “ AAA ” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality — “ AA ” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality — “ A ” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
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BBB: Good Credit Quality — “ BBB ” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative — “ BB ” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative — “ B ” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk — Default is a real possibility.
CC: Very High Levels of Credit Risk — Default of some kind appears probable.
C: Exceptionally High Levels of Credit Risk — Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “ C ” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “ RD ” or “ D ” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default — “ RD ” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default — “ D ” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“ Imminent ” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “ short term ” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. publicfinance markets.
F1: Highest Short-Term Credit Quality — Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “ + ” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality — Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality — The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality — Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk — Default is a real possibility.
RD: Restricted Default — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
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D: Default — Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional — Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong — Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong — Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate — Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative — Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
b: Very Speculative — Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative — Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “ aa ” to “ ccc ” may be enhanced with a “ + ” (plus) or “ - ” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest — Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding — Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory — Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate — Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.
AMB-4 Speculative — Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u — Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd — Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010)
i — Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to36 months.
Positive — Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative — Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable — Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.
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Addresses
Federated Hermes Ohio Municipal Income Fund
Class A Shares
Class F Shares
Institutional Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 219318
Kansas City, MO 64121-9318
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
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Appendix A
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
IHS Markit (Markit North America)
ICE Data Pricing & Reference Data, LLC
JPMorgan PricingDirect
Refinitiv US Holdings Inc.
RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Bloomberg L.P.
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
Sustainalytics U.S. Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
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Appendix B - Ohio State Risk
STATE SPECIFIC INFORMATION
Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of the Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.
The following describes economic conditions which may not continue and could change materially. There can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions.
Ohio
Information as of September 30, 2020
Special Considerations Relating to Ohio
Ohio (referred to in this section as the “ State ” or “ Ohio ” ) is the seventh most populous state. The Census count for 2010 was 11,536,504, up from 11,353,140 in 2000. Ohio’s estimated population for 2019 wasapproximately 11,689,100. Although manufacturing (including auto-related manufacturing) in Ohio remains an integral part of its economy, the greatest growth in Ohio’s economy in recent years has been in the non-manufacturing sectors. Ohio’s 2019 economic output, as measured by gross state product ( “ GSP ” ), totaled $698.5 billion, 3.30 percent of the national GDP and seventh largest among the states. Ohio ranks third within the manufacturing sector as a whole ($112.8 billion) and fourth in durable goods ($634.2 billion). As a percent of Ohio’s 2019 GSP, 16.2 percent was attributable to manufacturing, with 22.2 percent attributable to the goods-producing sectors and 34.5 percent to the business services sectors, including finance, insurance and real estate. Ohio is the ninth largest exporting state with 2019 merchandise exports totaling $53.0 billion. Ohio’s leading export products are machinery (including electrical machinery), motor vehicles (including parts), aircraft/spacecraft and plastics, which together accounted for 57.6 percent of that total. Economic activity in Ohio, as in other industrially-developed states, tends to be somewhat more cyclical than in some other states and in the nation as a whole. Additionally, the COVID-19 outbreak caused a sudden, unprecedented spike in unemployment and furloughs during March 2020, primarily starting in the middle of the month. For the month of May, withholding tax payments fell short of estimate by $103.8 million (14.6 percent). Compared with April 2019, withholding was down $155.4 million (20.4 percent). Withholding is, as of the end of May 2020, $131.0 million (-1.5 percent) below estimate this fiscal year ( “ Fiscal Year ” ). However, this year-to-year comparison is somewhat exaggerated by there being one less large payment day this May and by the effects of tax policy changes. The Fiscal Year 2020-2021 budget bill enacted a four percent reduction in personal income tax rates effective with tax year 2019; consistent with this rate cut, a four percent employer withholding rate reduction took effect in January 2020. As a result of this spike in unemployment, Ohio’s Unemployment Trust Fund balance was reduced by 80 percent between March 1, 2020 and May 31, 2020. In anticipation of this increased demand, the Ohio Department of Job and Family Services has applied for federal assistance and is likely to begin drawing funds prior to the end of June. The Ohio General Assembly is currently determining the State’s method of repayment for this federal assistance, and although not necessarily indicative of the current determination, the most recent prior draw was repaid, in part, from increased employer contribution to the Unemployment Trust Fund.
Consistent with the Ohio Constitution provision that no State appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 Fiscal Year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ( “ GRF ” ), for which the personal income and sales use taxes are the major sources. The GRF ending fund balance tends to be reduced during less favorable national economic periods and increased during more favorable economic periods. The GRF ending cash and fund balances for Fiscal Year 2019 were$1.54 billion and $1.15 billion, respectively, with $312.4 million of that ending fund balance transferred pursuant to statutory designations leaving a balance of $834.0 million. Actions have been and may be taken by Ohio during less favorable economic periods to ensure revenue/expenditure balance (particularly in the GRF). None of those actions have been applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.
The appropriations act for the 2020-21 biennium included all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Treasurer of State.
The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums. The State administrations and both houses of the General Assembly have been and are committed to and have taken and continue taking actions that ensure a balance of GRF resources and expenditures.
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2018-19
Consistent with State law, the Governor’s Executive Budget for the 2018-19 biennium was released in late January 2017 and introduced in the General Assembly. After extended hearings and review, the 2018-19 Biennial Appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2017. Reflecting a stated continuing focus on job creation, and based on a conservative economic forecast, that Act provided for GRF appropriations of approximately $32.2 billion in Fiscal Year 2018, a 6.7 percent decrease from Fiscal Year 2017 actual expenditures, and $33.3 billion in Fiscal Year 2019, a 3.5 percent increase over Fiscal Year 2018 appropriations.
GRF major program categories (excluding debt service) reflected both increases and decreases in Fiscal Year 2018 and 2019: for Medicaid; for elementary and secondary education; for higher education; for mental health and developmental disabilities; and for corrections and youth services. The Act also modified some components of the school funding formula to better distribute resources to districts with less capacity to raise revenues locally and limits increases in tuition and fees for two- and four-year higher education institutions.
The Executive Budget, the 2018-19 appropriations Act and separate appropriations acts for the biennium included all necessary debt service and lease rental payment appropriation authority related to State debt obligations.
The Act reflected certain tax law changes, resulting in an estimated net GRF revenue increase of $12.8 million in Fiscal Year 2018 and a decrease of $30.8 million in Fiscal Year 2019. Included in these changes were adjustments to the personal income tax brackets and deduction amount. In addition, the Act reflected potentially non-recurring sources of revenues including $84.5 million in transfers to the GRF from non-GRF funds, $200 million from unclaimed funds, $31 million from the sale of prison farmland, and $20 million from a tax amnesty program.
Current Biennium
Consistent with State law, the Governor’s Executive Budget for the 2020-21 fiscal biennium was released on March 15, 2019 and introduced in the General Assembly. After extended hearings and review, the 2020-21 Biennial Appropriations Act, which was preceded by a 17-day Interim Appropriations Act, was passed by the General Assembly and signed by the Governor (with selective vetoes) on July 18, 2019. Reflecting the tax law changes described below and a conservative underlying economic forecast, that Act provided for GRF appropriations of approximately $34 billion in Fiscal Year 2020, a4 percent increase from Fiscal Year 2019 actual expenditures, and $36 billion in Fiscal Year 2021, a6 percent increase over Fiscal Year 2020 appropriations.
Expenditures in GRF major program categories (excluding debt service) reflected increases in all categories for Fiscal Year 2019 and2020 except for mental health and developmental disabilities in Fiscal Year 2019.
The 2020-21 Biennial Appropriations Act also created the H2Ohio fund to pay for water quality projects in Lake Erie and across Ohio’s rivers, lakes and waterways. The H2Ohio fund was initially funded by a $172 million transfer from the Fiscal Year 2019 GRF ending fund balance. The Act also requires that 50 percent of the Fiscal Year 2021 GRF surplus, if any, be transferred to the H2Ohio fund with the other 50 percent transferred to the Budget Stabilization Fund ( “ BSF ” ).
The Executive Budget, 17-Day Interim Appropriations Act, the 2020-21 Biennial Appropriations Act and separate appropriations acts for the biennium all included necessary debt service and lease rental payment appropriation authority related to State debt obligations for the entire biennium.
The 2020-21 Biennial Appropriations Act reflected a number of tax law changes including: an across-the-board 4.0 percent reduction in State personal income tax rates; an exemption for the first $21,750 of taxable income in the bottom two income tax brackets (effective in tax year 2019), coupled with a freeze on the indexing of the income tax brackets (through tax year 2020); and the modification of eligibility for various means-tested State personal income tax credits such that high-income taxpayers with little non-business income are not eligible for the tax credits.
OBM is currently projecting a positive GRF fund balance at the end of Fiscal Year 2020 and Fiscal Year 2021. The State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a “ deficit ” position.
COVID-19
On March 23, 2020, the Governor announced the following actions intended to mitigate a portion of the economic effect of the COVID-19 outbreak on the State’s financial position by reducing non-essential expenditures: (1) an immediate hiring freeze for all executive agencies, boards, and commissions with exceptions for positions that provide a direct response to the COVID-19 pandemic, safety and security, and direct care or institutional services, (2) a freeze on pay increases and promotions for State unclassified and exempt staff, (3) a freeze on new contract services for the State, except for those services that are necessary for the emergency response, and (4) that state agencies work to cut spending not related to pandemic response or other essential government functions up to 20 percent for the remainder of Fiscal Year 2020 and for Fiscal Year 2021. On March 25, 2020 the State legislature passed House Bill 197 which became effective immediately upon signature of the Governor on March 27, 2020.
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That legislation enacts numerous provisions to assist with the COVID-19 pandemic including the alignment of the State’s 2019 and first quarter 2020 tax filing dates from April 15, 2020 to July 15, 2020 to coincide with the same extended Federal tax filing deadlines. House Bill 197 also authorized transfers from the State’s $2.7 billion BSF in Fiscal Year 2020 to cover any budget shortfalls should it become necessary.
To balance the State budget in Fiscal Year 2020 while responding to the COVID-19 pandemic, agencies across the State have deviated from their original disbursement plans. Some agencies have increased spending in targeted areas to mitigate the health and economic effects of COVID-19. Simultaneously, on May 5, 2020, the Governor announced that planned State spending will be cut by $775 million prior to June 30, 2020. The cuts include the following reductions: $210 million in Medicaid spending; $300 million in K-12 education spending; $110 million in higher education spending; $55 million in other education spending; and $100 million in other state agencies and programs spending. The State will also continue the previously announced hiring freezes, travel limitations and contracting restrictions. The Governor also relayed that the State does not anticipate making a transfer from the BSF over the last two months of Fiscal Year 2020 because of these reductions.
State Debt
The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation.
Tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources and parks, higher education, common schools, conservation, research and development for high-tech business, business site development and veterans compensation. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.
Certificates of Participation . State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 8 to20 years. Certificates of Participation ( “ COPs ” ) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State’s anticipated lease payments. The maximum annual payment from GRF appropriations under those existing agreements is $45.4 million in Fiscal Year 2023 and the total GRF-supported principal amount outstanding is $277.9 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The approval of the OBM Director and either the General Assembly or the State controlling board is required if COPs are to be publicly-offered in connection with those agreements.
Revenue Bonds . Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike and Infrastructure Commission. By judicial interpretation, such revenue bonds do not constitute “ debt ” under the constitutional provisions described above. The Constitution authorizes State bonds for certain economic development and housing purposes (the latter issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.
Litigation
The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. The State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict their outcome or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.
Additional Information
The information herein has not been independently verified and constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of Ohio.
45

Prospectus
October 31, 2020

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | PAMFX	Institutional | PAMIX

Federated Hermes Pennsylvania Municipal Income Fund
(formerly, Federated Pennsylvania Municipal Income Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
A mutual fund seeking to provide current income by investing in a portfolio of tax-exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.
Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Pennsylvania Municipal Income Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares (A) or Institutional Shares (IS) of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain classes (e.g., A class) of Federated Hermes funds. More information about these and other discounts is available from your financial professional, in the “ What Do Shares Cost? ” section of the Prospectus on page 18 and in “ Appendix B ” to this Prospectus. If you purchase the Fund’s IS Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.
Shareholder Fees (fees paid directly from your investment)	A	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	[1] 0.00%	None
Other Expenses	0.54%	0.33%
Total Annual Fund Operating Expenses	0.94%	0.73%
Fee Waivers and/or Expense Reimbursements [2]	(0.18)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/orExpense Reimbursements	0.76%	0.53%
1
  The Fund has adopted a Distribution (12b-1) Plan for its Class A shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “ Trustees ” ).
2
  The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund’s A class and IS class (after the voluntary waivers and/or reimbursements) will not exceed 0.76% and 0.53% (the “ Fee Limit ” ), respectively, up to but not including the later of (the “ Termination Date ” ): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$542	$736	$947	$1,553
IS	$75	$233	$406	$906
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its objective by investing in a portfolio of tax-exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. Interest income from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal AMT for individuals.
The Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality), and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment-grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.
The Fund does not limit itself to securities of a particular maturity range. Currently, at least a majority of the Fund’s assets will be invested in long-term securities (i.e., securities with stated maturities of 10 years or more). The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.
The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund portfolio or hedge against potential losses.
The Fund also may invest in certain securities or other investments (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value. The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust.
Because the Fund refers to Pennsylvania municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. This policy may not be changed without shareholder approval.
2

What are the Main (or Principal) Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■  Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
■  Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■  Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■  Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■  Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■  Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
■  Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■  Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■  Sector Risk. Since the Fund invests at least a majority of its assets in a portfolio of: (1) long-term Pennsylvania tax-exempt securities; and (2) investment-grade Pennsylvania tax-exempt securities, the Fund may be subject to additional risks compared to funds that invest in multiple states. Pennsylvania’s economy has diversified away from the concentration in heavy industry and manufacturing, which existed prior to the downsizing of the steel industry, and improved its mixture of technology-based businesses, health care services and education services. Despite the improvements in its employment base, Pennsylvania is still subject to the cyclical impact which an economic downturn has on the manufacturing sector. A substantial part of the Fund’s portfolio also may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.
3

■  Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
■  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
■  Risk of Non-Diversified Fund. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
■  Risk Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■  Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.
■  Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
4

Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “ Products ” section at FederatedInvestors.com or by calling 1-800-341-7400 .

The total returns shown in the bar chart do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s A class total return for the nine-month period from January 1, 2020 to September 30, 2020, was 2.68%.
Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 3.76% (quarter ended September 30, 2011). Its lowest quarterly return was (4.53)% (quarter ended December 31, 2010).
5

Average Annual Total Return Table
The Fund’s IS class commenced operations on April 28, 2020. For the periods prior to commencement of operations of the Fund’s IS class, the performance information shown below is for the Fund’s A class. The performance of the A class has not been adjusted to reflect the expenses of the IS class since the IS class has a lower expense ratio than the A class. The performance shown in the table has been adjusted to reflect differences between the sales loads and charges imposed on the purchase and redemption of the Fund’s IS class and A class. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the A class and after-tax returns for the IS class will differ from those shown below for the A class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.
(For the Period Ended December 31, 2019)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	1.97%	2.17%	3.43%
Return After Taxes on Distributions	1.80%	2.13%	3.41%
Return After Taxes on Distributions and Sale of Fund Shares	2.38%	2.33%	3.41%
IS:
Return Before Taxes	6.76%	3.12%	3.91%
S&P Municipal Bond Pennsylvania Index [1] (reflects no deduction for fees, expenses or taxes)	7.55%	3.71%	4.56%
S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index [2] (reflects no deduction for fees, expenses or taxes)	8.49%	4.12%	5.02%
S&P Municipal Bond PA, Investment Grade Index [3] (reflects no deduction for fees, expenses or taxes)	7.42%	3.61%	4.39%
Morningstar Muni Pennsylvania Funds Average [4]	7.10%	3.21%	3.94%
1
  The S&P Municipal Bond Pennsylvania Index (PA Index) consists of bonds in the S&P Municipal Bond Index (Main Index) that have been issued by the Commonwealth of Pennsylvania or local governments or state or local government entities within Pennsylvania. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.
2
  The S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index represents the return of the portion of the PA Index composed solely of bonds that are rated “ BBB-/Baa3 ” or higher with remaining maturities of more than three years.
3
  The Fund’s Adviser elected to change the secondary index from the S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index to the S&P Municipal Bond PA, Investment Grade Index. The S&P Municipal Bond PA, Investment Grade Index represents the portion of the PA Index composed solely of bonds that are rated “ BBB-/Baa3 ” or higher.
4
  Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. Funds designated within the Morningstar Muni Pennsylvania Funds Average include those that invest at least 80% of assets in Pennsylvania municipal debt and can include long-, intermediate- and short-duration portfolios.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
J. Scott Albrecht, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since March of 1995.
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 2017.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate ( “ Financial Intermediary ” ) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
6

A Class
The minimum investment amount for the Fund’s A class is generally $1,500 for initial investments and $100 for subsequent investments. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund’s IS Class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
TAX INFORMATION
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be tax exempt. Dividends may be subject to state and local taxes (except for Pennsylvania taxes, to the extent derived from Pennsylvania tax-exempt investments and eligible for tax-exempt treatment under Pennsylvania law). Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.
The Fund pursues its objective by investing its assets so that, normally (except as discussed in this Prospectus), distributions of annual interest income are exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. Interest from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal AMT for individuals.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal strategies.
The Fund invests in a portfolio of tax-exempt securities so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. Interest income from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal AMT for individuals.
The Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality) without regard to the maturity of the securities and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.
Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated “ AAA, ” “ AA, ” “ A ” or “ BBB ” (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth highest ratings category, respectively. Securities rated below investment-grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated “ B ” or “ BB ” (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.
The Fund does not limit itself to securities of a particular maturity range. Currently, at least a majority of the Fund’s assets will be invested in long-term securities (i.e., securities with stated maturities of 10 yearsor more).
7

The amount of the Fund’s assets invested in long-term or investment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a downgrade in a security’s rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund’s portfolio.
The investment-grade, tax-exempt securities in which the Fund invests generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks and the derivative contracts and hybrid instruments in which the Fund invests generally are subject to these risks, as well as the risks of investing in derivative contracts and hybrid instruments, all as described in this Prospectus. The noninvestment-grade, tax-exempt securities in which the Fund invests, also generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks, as well as the risks of investing in noninvestment-grade securities, all as described in this Prospectus.
The Fund’s investment adviser ( “ Adviser ” ) actively manages the Fund’s portfolio, seeking to manage the interest rate risk and credit risk assumed by the Fund and to provide enhanced levels of after-tax total return.
The Adviser manages the Fund’s interest rate risk by adjusting the duration of its portfolio. “ Duration ” measures the price sensitivity of a fixed-income security to changes in interest rates. The greater a portfolio’s duration, the greater the potential change in the portfolio’s value in response to a change in market interest rates. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including (among others) the following:
■  Current and expected U.S. economic growth;
■  Current and expected interest rates and inflation;
■  The Federal Reserve’s monetary policy; and
■  Supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
The Adviser manages credit risk by performing a fundamental credit analysis on tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others) the following:
■  The economic feasibility of revenue bond financings and general purpose financings;
■  The financial condition of the issuer or guarantor; and
■  Political developments that may affect credit quality.
The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing, as the Adviser considers necessary or appropriate in accordance with its procedures, periodic financial data and ratings of NRSROs. The Fund’s investments in noninvestment-grade securities will be more dependent on the Adviser’s credit analysis than would be investment-grade securities, because noninvestment-grade securities, while generally offering higher yields, also involve greater risks. Consequently, in addition to the review process described above, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering and may engage in detailed discussions with the issuer regarding the offering.
The Adviser attempts to provide enhanced levels of after-tax total return. Total return consists of two components: (1) income received from the Fund’s portfolio securities; and (2) changes in the market value of the Fund’s portfolio securities and attendant increase or decrease in the net asset value (NAV) of Fund Shares. The Adviser seeks total return on an after-tax basis, so that it will try to maximize tax-exempt income distributions; make limited ordinary income distributions; and minimize or eliminate capital gains distributions.
In seeking to increase incremental after-tax total returns, the Fund may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■  increase or decrease the effective duration of the Fund portfolio;
■  obtain premiums from the sale of derivative contracts;
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■  realize gains from trading a derivative contract; or
■  hedge against potential losses.
There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value. The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust.
Because the Fund refers to Pennsylvania municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. This policy may not be changed without shareholder approval.
TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Fund’s investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors and to that extent fail to meet its investment objectives.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
TAX-EXEMPT SECURITIES
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.
The following describes the principal types of tax-exempt securities in which the Fund may invest:
General Obligation Bonds (A Type of Tax-Exempt Security)
General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.
Special Revenue Bonds (A Type of Tax-Exempt Security)
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.
Private Activity Bonds (A Type of Special Revenue Bond)
Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local
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economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company’s loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.
Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).
The interest on many types of private activity bonds is subject to the AMT. The Fund may invest in bonds subject to AMT.
Tax Increment Financing Bonds (A Type of Tax-Exempt Security)
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.
Municipal Leases (A Type of Tax-Exempt Security)
Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.
The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation (COPs). However, the Fund may also invest directly in individual leases.
Zero-Coupon Securities (A Type of Fixed-Income, Tax-Exempt Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind, PIK securities or toggle securities.
Inverse Floaters (A Type of Fixed-Income, Tax-Exempt Security)
An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. Inverse floaters are used to enhance the income from a bond investment by employing leverage. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.
Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Municipal mortgage-backed securities generally have fixed interest rates.
Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are unstructured bonds backed by the net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.
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PACs (A Type of Municipal Mortgage-Backed Security)
PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class(es). PACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash-settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “ collateral ” ). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasuryand/or government agency securities.
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The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps and caps and floors.
Other Investments, Transactions, Techniques
Credit Enhancement
The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
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Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities in each case, as provided by the SEC or SEC staff guidance. This requirement may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Investment Ratings for Investment-Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB including modifiers, sub-categories and gradations) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
As disclosed in this Prospectus, the Fund may invest up to 49% of its assets in securities rated below investment-grade (or unrated securities of comparable quality). The Fund does not have a specific minimum quality rating requirement.
If a security is downgraded below any minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
Investment Ratings for nonInvestment-Grade Securities
Noninvestment-grade securities are rated below BBB- by an NRSRO. These bonds have greater economic, credit and liquidity risks than investment-grade securities.
Additional Information Regarding the Security Selection Process
As part of analysis inherent in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors. This qualitative analysis does not automatically result in including or excluding specific securities but is used by Federated Hermes as an additional input to improve portfolio risk/return characteristics.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
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TAX-EXEMPT SECURITIES Risk
The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Other factors include the general conditions of the tax-exempt securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Like other issuers, there is no guarantee that the issuers of such securities will have sufficient revenues to satisfy their obligations (such as, for example, the payment of interest or principal when due). Legal, economic, political or other developments may raise impairments (such as, for example, limitations under applicable law on the issuer’s authority to raise taxes, prolonged budgetary processes, declining real estate values, increasing pension liabilities or declining tax revenues which may occur due to shifting demographics or other factors) to such issuer’s budgetary flexibility, liquidity and ability to satisfy its obligations. Such impairments may cause a downgrade in the credit ratings of such an issuer, or the securities issued or supported by it, and may cause such an issuer to defer payment of certain obligations, reduce or eliminate appropriations and/or default on its obligations.
Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of such issuers may continue or get worse. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability. As a result, in such situations, there would be heightened risk that there could be an interruption in payments to holders of tax-exempt securities in some cases. There also could be a reduction in the market value of the tax-exempt securities held by the Fund, which could adversely affect the Fund’s net asset value or the distributions paid by the Fund.
INTEREST RATE RISK
Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. The duration of a fixed-income security may be equal to or shorter than the stated maturity of a fixed-income security. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates. For example, if a fixed-income security has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the security’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the security’s value to increase about 3%.
The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Certain of the Fund’s investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities. With respect to the Fund’s investments described in the preceding sentence, the value of such Fund investments may be negatively affected (or positively affected) when the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities.
ISSUER Credit Risk
It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Fitch Rating Service, Moody’s Investor Services, Inc. and Standard & Poor’s that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s
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portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
COUNTERPARTY CREDIT RISK
Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
LIQUIDITY RISK
Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. Trading opportunities also are more limited for inverse floaters that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Noninvestment-grade securities generally have less liquidity than investment-grade securities.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Tax Risk
In order to pay interest that is exempt from federal, state or local income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
Changes or proposed changes in federal, state or local tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.
The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
Leverage Risk
The tax-exempt securities, derivative contracts and hybrid instruments in which the Fund may invest can be principal investment strategies for the Fund and may be subject to leverage risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
CALL RISK
The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “ call ” ) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
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SECTOR RISK
A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics or by issuers located in the same state (such as Pennsylvania). As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in economic cycle affecting credit losses and regulatory changes.
Pennsylvania’s credit strength is based on its moderate debt position and diversifying economic base. Pennsylvania’s economy has diversified away from the concentration in heavy industry and manufacturing which existed prior to the downsizing of the steel industry and improved its mixture of technology-based businesses, health care services and education services. Despite the improvements in its employment base, Pennsylvania is still subject to the cyclical impact which an economic downturn has on the manufacturing sector.
Since the Fund invests at least a majority of its assets in a portfolio of: (1) long-term Pennsylvania tax-exempt securities; and (2) investment-grade Pennsylvania tax-exempt securities: (a) the Fund may be subject to additional risks compared to funds that invest in multiple states; and (b) the Fund’s performance also may be negatively affected by other local, state or regional factors. For example, natural disasters may affect the creditworthiness of municipal issuers or otherwise disrupt the local, state or regional economy or certain sectors of the economy.
PREPAYMENT AND EXTENSION RISK
Unlike traditional fixed-income securities (including tax-exempt securities), which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.
For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.
Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.
Generally, municipal mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a municipal mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ). An increase in the spread will cause the price of the municipal mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.
A single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.
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RISK OF NON-DIVERSIFIED FUND
The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
Risk Associated with Noninvestment-Grade Securities
Securities that are rated below investment grade or unrated securities of comparable quality (i.e., noninvestment-grade securities), also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal. The Fund will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 49% of its assets.
RISK RELATED TO THE ECONOMY
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund’s performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities. This may increase redemptions from funds that hold large amounts of certain securities, and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
Epidemic and Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ( “ COVID-19 ” ). This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund’s investments, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “ CARES Act ” ), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In addition, in mid-March 2020 theU.S. Federal Reserve ( “ Fed ” ) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
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Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “ How to Purchase Shares ” and “ How to Redeem and Exchange Shares ” ), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge ( “ public offering price ” ). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The Fund’s current NAV and/or public offering price may be found at FederatedInvestors.com , via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.
In calculating its NAV, the Fund generally values investments as follows:
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■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees ( “ Board ” ).
■  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge [2]	Contingent Deferred Sales Charge [3]
A	$1,500/$100	4.50%	0.00%
1
  Please see “ By Systematic Investment Program ” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
2
  Front-End Sales Charge is expressed as a percentage of public offering price. See “ Sales Charge When You Purchase. ”
3
  See “ Sales Charge When You Redeem. ”
SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.
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A:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater [1]	0.00%	0.00%
1
  A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. CDSC exceptions may apply. See “ Sales Charge When You Redeem. ”
REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.
You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.
In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint ( “ Qualifying Accounts ” ). Qualifying Accounts mean those share accounts in the Federated Hermes funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “ Section 529 ” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.
In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on FederatedInvestors.com free of charge, Federated Hermes does not disclose this information separately on the website.
Contingent upon notification to the Transfer Agent, the sales charge at purchase of the A class only, may be reduced or eliminated by:
Larger Purchases
■  Purchasing the A class in greater quantities to reduce the applicable sales charge;
Concurrent and Accumulated Purchases
■  Excluding any Federated Hermes fund A class without a sales charge ( “ no-load A class ” ), combining concurrent purchases of and/or current investments in the A class, B class, C class, F class and R class of any Federated Hermes fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the A class, B class, C class,F class and R class shares of any Federated Hermes fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
Letter of Intent
■  Signing a letter of intent to purchase a qualifying amount of the A class within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund’s custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
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ELIMINATING The SALES CHARGE
Your investment may qualify for a sales charge waiver. Sales charge waivers offered by the Fund are listed below. In order to receive a sales charge waiver, you must inform your financial intermediary or the Transfer Agent at the time of each purchase that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase or acquire Shares:
■  within 120 days of redeeming Shares of an equal or greater amount (see “ 120 Day Reinstatement Program ” below);
■  through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■  with reinvested dividends or capital gains;
■  issued in connection with the merger, consolidation or acquisition of the assets of another fund. Further, the sales charge will be eliminated on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV, provided that such purchased Shares are held directly with the Fund’s transfer agent. If the Shares are held through a financial intermediary, the sales charge waiver will not apply (A class only);
■  as a Federated Life Member (Federated shareholders who originally were issued shares through the “ Liberty Account, ” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (A class only);
■  as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
■  pursuant to the exchange privilege.
The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of any no-load A class unless your no-load A class shares were acquired through an exchange of shares on which the sales charge had previously been paid.
120 Day reinstatement program
Within 120 days of redeeming Class A Shares of the Fund, upon proper notification to the Fund’s Transfer Agent, you may reinvest all or a portion of the redemption proceeds in Class A Shares of the Fund at net asset value, without the imposition of a sales charge or CDSC. Please note:
■  The ownership of the account receiving the purchase is not required to be identical to that of the account in which the redemption was placed; however, the registration of the account receiving the purchase must include at least one registered shareholder of the account from which the redemption occurred.
■  You will not be reimbursed for any fees originally incurred on the redemption (e.g., CDSC or redemption fees) by subsequently participating in the 120 DayReinstatement Program.
■  The 120 Day Reinstatement Program does not supersede or override any restrictions placed on an account due to frequent trading and/or client contractual issues.
Additional operational restrictions may apply, please contact a Client Service Representative at 1-800-341-7400 for more information.
sales charge when you redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). Shares otherwise subject to a CDSC will not be charged a CDSC at the time of an exchange; however, the CDSC will continue to be measured from the date of your original purchase. The CDSC schedule applicable to your original purchase will continue to apply to the shares you receive in an exchange.
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
■  Shares that are not subject to a CDSC; and
■  Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated Hermes funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
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A:
If you make a purchase of the A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.

Your redemption may qualify for a waiver of the CDSC. The CDSC waivers offered by the Fund are listed below. In order to receive a waiver of the CDSC, you must inform your financial intermediary or the Transfer Agent at the time of each redemption that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund’s Transfer Agent in order to take advantage of the waiver. If you do not let your financial intermediary or the Transfer Agent know that your redemption is eligible for a CDSC waiver at the time of redemption, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:
■  following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
■  due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death;
■  representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code;
■  purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;
■  purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary);
■  purchased with reinvested dividends or capital gains;
■  redeemed by the Fund when it closes an account for not meeting the minimum balance requirements.
■  purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange); or
■  purchased in the amount of $1 million or more and redeemed within 24 months of purchase if the Shares were originally purchased through an eligible program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement, or other fee-based program offered by the Financial Intermediary).
ADDITIONAL INFORMATION ON THE AVAILABILITY OF CERTAIN WAIVERS AND DISCOUNTS
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Certain financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers which are discussed in Appendix B to this Prospectus. The information contained in Appendix B is based on information provided by these financial intermediaries. Please contact your financial intermediary to ensure that you have the most current information regarding the sales charge waivers and discounts available to you and that you understand the steps you must take to qualify for available waivers and discounts. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another financial intermediary to receive these waivers or discounts.
COMMISSIONS ON CERTAIN SHARES
The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of IS Shares. However, if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
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Because the Fund is not a party to any such commission arrangement between you and your broker, any purchases and redemptions of IS Shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “ Risk/Return Summary: Fees and Expenses ” section of the Fund’s Prospectus and described above nor are they reflected in the “ Performance: Bar Chart and Table, ” because they are not charged by the Fund.
Shares of the Fund are available in other share classes that have different fees and expenses.
How is the Fund Sold?
The Fund offers the following Share classes: Class A Shares (A) and Institutional Shares (IS), each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.). The Fund may not be a suitable investment for retirement plans or for non-Pennsylvania taxpayers because it invests in Pennsylvania tax-exempt securities.
A Class
The Fund’s Distributor markets the A class to customers of financial institutions, such as broker-dealers, banks, fiduciaries and investment advisors, or to individuals, directly or through financial intermediaries.
IS Class
The Fund’s Distributor markets the IS class to Eligible Investors, as described below. In connection with a request to purchase the IS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, the IS class is not available for direct investment by natural persons.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of the IS class (however, such accounts remain subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus):
■  An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform, where Federated Hermes has entered into an agreement with the intermediary;
■  A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
■  An employer-sponsored retirement plan;
■  A trust institution investing on behalf of its trust customers;
■  A Federated Hermes Fund;
■  An investor (including a natural person) who acquired the IS class of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
■  In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated Hermes or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated Hermes; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated Hermes investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of the IS class (see “ How to Purchase Shares ” below):
■  An investor, other than a natural person, purchasing the IS class directly from the Fund; and
■  In connection with an initial purchase of the IS class through an exchange, an investor (including a natural person) who owned the IS class of another Federated Hermes fund as of December 31, 2008.
Intra-Fund Share Conversion Program
A shareholder in the Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. The share conversion program is not applicable to the Fund’s Class A Shares subject to a contingent deferred sales charge, if applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
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Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “ Dealer Reallowance ” ) and retains any remaining portion of the front-end sales charge.
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
A:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary’s customer purchases Shares, the financial intermediary may receive an advance commission as follows:
A (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The A class purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
rule 12b-1 fees
A Class
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% of average net assets for the A class to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s A class. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Fund’s A class has no present intention of paying, accruing or incurring any Rule 12b-1 Fees until such time as approved by the Fund’s Board of Trustees. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
service fees
A Class
The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
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ACCOUNT ADMINISTRATION FEES
A Class
The Fund’s A class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. In addition, as discussed above in “ Commissions on Certain Shares, ” if you purchase IS Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. Shares will be purchased at the NAV next calculated after your investment is received by the Fund, or its agent, in proper form. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus.
For important account information, see the section “ Security and Privacy Protection. ”
A Class
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund.
IS Class
Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund in the manner described above under “ How is the Fund Sold? ”
Where applicable, the required minimum initial investment for the IS class is generally $1,000,000. There is no minimum subsequent investment amount.
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THROUGH A FINANCIAL INTERMEDIARY
Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund has authorized certain intermediaries to accept Share purchase orders on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund and Shares will be bought at the NAV next calculated after such an order is received by the authorized intermediary. If your financial intermediary is not an authorized intermediary, the Fund or its agent must receive the purchase order in proper form from your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for your transaction to be priced at that day’s NAV. In addition, your financial intermediary must forward your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company ( “ Transfer Agent ” ). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “ By Wire ” or “ By Check. ”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Shareholders are encouraged to ask their financial intermediary if they are an authorized agent for the Fund and about any fees that may be charged by the financial intermediary.
DIRECTLY FROM THE FUND
■  Establish your account with the Fund by submitting a completed New Account Form; and
■  Send your payment to the Fund by Federal Reserve wire or check.
You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated Hermes EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Hermes Funds , note your account number on the check, and send it to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
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By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under “ Resources ” and then “ Literature and Forms, ” then “ Forms. ” You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated Hermes fund. To do this you must:
■  meet any applicable shareholder eligibility requirements;
■  ensure that the account registrations are identical;
■  meet any applicable minimum initial investment requirements; and
■  receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
A Class
You may purchase Shares through an exchange from the same share class of another Federated Hermes fund.
IS Class
You may purchase Shares through an exchange from any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
By Online Account Services
You may access your accounts online to purchase shares through FederatedInvestors.com ’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■  through a financial intermediary if you purchased Shares through a financial intermediary; or
■  directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated Hermes funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “ Limitations on Redemption Proceeds ” ).
For important account information, see the section “ Security and Privacy Protection. ”
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THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
Send requests by private courier or overnight delivery service to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
All requests must include:
■  Fund name and Share class, account number and account registration;
■  amount to be redeemed or exchanged;
■  signatures of all shareholders exactly as registered; and
■  if exchanging , the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■  your redemption will be sent to an address other than the address of record;
■  your redemption will be sent to an address of record that was changed within the last 30 days;
■  a redemption is payable to someone other than the shareholder(s) of record; or
■  transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange shares through FederatedInvestors.com ’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■  An electronic transfer to your account at a financial institution that is an ACH member; or
■  Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
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Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■  Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes ( “ Federated Hermes funds ” ) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■  Committed Line of Credit. The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “ in-kind ” distribution of the Fund’s portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund’s Board, which generally include distributions of a pro rata share of the Fund’s portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■  to allow your purchase to clear (as discussed below);
■  during periods of market volatility;
■  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■  when the NYSE is closed, other than customary weekend and holiday closings;
■  when trading on the NYSE is restricted, as determined by the SEC;
■  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or
■  as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. To do this, you must:
■  meet any applicable shareholder eligibility requirements;
■  ensure that the account registrations are identical;
■  meet any applicable minimum initial investment requirements; and
■  receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
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In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund’s frequent trading policies. See “ Account and Share Information – Frequent Trading Policies. ”
Financial intermediaries may have different policies and procedures regarding the availability of intra-fund exchanges ( “ automatic exchanges ” ). These exchanges which are directed by the financial intermediary and not the Fund are discussed in Appendix B to this Prospectus.
A Class
You may exchange Shares into shares of the same class of another Federated Hermes fund.
IS Class
You may exchange Shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using FederatedInvestors.com ’s Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
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ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedInvestors.com .
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.
If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedInvestors.com /FundInformation.
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “ undeliverable, ” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property ( “ escheatment ” ) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such
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state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
ACCOUNTS WITH LOW BALANCES
Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:
■  $1,500 for the A class; and
■  $25,000 for the IS class.
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund’s dividends will be exempt from the Pennsylvania taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.
The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.
The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated Hermes funds could adversely affect the management of the Fund’s portfolio and its performance.
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The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes ( “ Approved Accounts ” ). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your Fund Shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedInvestors.com . If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 1001 Liberty Avenue,Pittsburgh, PA 15222-3779.
The Adviser and other subsidiaries of Federated Hermes advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $575.9 billion in assets as of December 31, 2019. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with nearly 1,900 employees. Federated Hermes provides investment products to approximately 11,500 investment professionals and institutions.
The Adviser advises approximately 75 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $344.3 billion in assets as of December 31, 2019.
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PORTFOLIO MANAGEMENT INFORMATION
J. Scott Albrecht
J. Scott Albrecht, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since March of 1995.
Mr. Albrecht is a Senior Portfolio Manager and is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1989; has worked in investment management since 1989; has managed investment portfolios since 1995. Education: B.S., Indiana University of Pennsylvania; M.S., Carnegie Mellon University.
R.J. Gallo
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 2017.
Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for overseeing the macro risk elements in the portfolio. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A Princeton University.
The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “ Fee Limits ” as described in the footnote to the “ Risk/Return Summary: Fees and Expenses ” table found in the “ Fund Summary ” section of the Prospectus.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s annual and semi-annual shareholder reports for the periods ended August 31 and February 28, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.
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Financial Highlights – Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.19	$10.69	$10.96	$11.28	$10.88
Income From Investment Operations:
Net investment income	0.27	0.31	0.32	0.33	0.33
Net realized and unrealized gain (loss)	(0.03)	0.51	(0.27)	(0.32)	0.40
TOTAL FROM INVESTMENT OPERATIONS	0.24	0.82	0.05	0.01	0.73
Less Distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.32)	(0.33)	(0.33)
Distributions from net realized gain	(0.08)	(0.01)	—	—	—
TOTAL DISTRIBUTIONS	(0.35)	(0.32)	(0.32)	(0.33)	(0.33)
Net Asset Value, End of Period	$11.08	$11.19	$10.69	$10.96	$11.28
Total Return [1]	2.21%	7.85%	0.51%	0.11%	6.85%
Ratios to Average Net Assets:
Net expenses [2]	0.76% [3]	0.76% [3]	0.76% [3]	0.76%	0.75% [3]
Net investment income	2.46%	2.85%	2.98%	2.98%	3.01%
Expense waiver/reimbursement [4]	0.18%	0.17%	0.14%	0.14%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$155,137	$159,471	$163,819	$178,935	$199,403
Portfolio turnover	8%	16%	21%	6%	14%
1
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.76%, 0.76%, 0.76% and 0.75% for the years ended August 31, 2020, 2019, 2018 and 2016, respectively, after taking into account these expense reductions.
4
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
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Financial Highlights – Institutional Shares
(For a Share Outstanding Throughout the Period)
Period Ended August 31	2020 [1]
Net Asset Value, Beginning of Period	$10.73
Income From Investment Operations:
Net investment income	0.09
Net realized and unrealized gain	0.36
TOTAL FROM INVESTMENT OPERATIONS	0.45
Less Distributions:
Distributions from net investment income	(0.10)
Net Asset Value, End of Period	$11.08
Total Return [2]	4.15%
Ratios to Average Net Assets:
Net expenses [3]	0.53% [4,5]
Net investment income	2.60% [4]
Expense waiver/reimbursement [6]	0.20% [4]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,847
Portfolio turnover	8% [7]
1
  Reflects operations for the period from April 28, 2020 (date of initial investment) to August 31, 2020.
2
  Based on net asset value. Total returns for periods of less than one year are not annualized.
3
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
  Computed on an annualized basis.
5
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 0.53% for the period ended August 31, 2020, after taking into account this expense reduction.
6
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
7
  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended August 31, 2020.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
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Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The charts show the estimated expenses that would be incurred in respect of a hypothetical investment, of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “ Fees and Expenses ” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “ Front-End Sales Charge ” ) is reflected in the “ Hypothetical Expenses ” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES PENNSYLVANIA MUNICIPAL INCOME FUND - A CLASS
ANNUAL EXPENSE RATIO: 0.94%
MAXIMUM FRONT-END SALES CHARGE: 4.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$477.50	$10,027.50	$541.59	$9,937.73
2	$9,937.73	$496.89	$10,434.62	$95.31	$10,341.20
3	$10,341.20	$517.06	$10,858.26	$99.18	$10,761.05
4	$10,761.05	$538.05	$11,299.10	$103.21	$11,197.95
5	$11,197.95	$559.90	$11,757.85	$107.40	$11,652.59
6	$11,652.59	$582.63	$12,235.22	$111.76	$12,125.69
7	$12,125.69	$606.28	$12,731.97	$116.30	$12,617.99
8	$12,617.99	$630.90	$13,248.89	$121.02	$13,130.28
9	$13,130.28	$656.51	$13,786.79	$125.93	$13,663.37
10	$13,663.37	$683.17	$14,346.54	$131.04	$14,218.10
Cumulative		$5,748.89		$1,552.74

FEDERATED HERMES PENNSYLVANIA MUNICIPAL INCOME FUND - IS CLASS
ANNUAL EXPENSE RATIO: 0.73%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$74.56	$10,427.00
2	$10,427.00	$521.35	$10,948.35	$77.74	$10,872.23
3	$10,872.23	$543.61	$11,415.84	$81.06	$11,336.47
4	$11,336.47	$566.82	$11,903.29	$84.52	$11,820.54
5	$11,820.54	$591.03	$12,411.57	$88.13	$12,325.28
6	$12,325.28	$616.26	$12,941.54	$91.90	$12,851.57
7	$12,851.57	$642.58	$13,494.15	$95.82	$13,400.33
8	$13,400.33	$670.02	$14,070.35	$99.91	$13,972.52
9	$13,972.52	$698.63	$14,671.15	$104.18	$14,569.15
10	$14,569.15	$728.46	$15,297.61	$108.63	$15,191.25
Cumulative		$6,078.76		$906.45
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Appendix B: Sales Charge Waivers and Exchange Features for Shareholders Purchasing Through Certain Financial Intermediaries
The term “ fund family, ” used herein, shall refer to the Federated Hermes mutual funds.
Ameriprise Financial
CLASS A SHARES FRONT-END SALES CHARGE WAIVERS AVAILABLE AT AMERIPRISE FINANCIAL:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Effective April 30, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus:
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■  Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■  Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
■  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■  Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■  Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
EXCHANGE Feature of CLASS C SHARES AVAILABLE AT AMERIPRISE FINANCIAL:
Automatic Exchange of Class C shares. Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.
Robert W. Baird & Co., Inc.
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A-shares Available at Baird
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
■  Share purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
■  Shares purchase from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same accounts; and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);
38

■  Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Baird’s intra-fund share class policies and procedures;
■  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Investor A and C Shares Available at Baird
■  Shares sold upon the death or disability of the shareholder;
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus;
■  Shares bought due to returns of excess contributions from an IRA Account;
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■  Shares sold to pay Baird fees but only if the transaction is initiated by Baird;
■  Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■  Breakpoints as described in this prospectus;
■  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets;
■  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.
EDWARD JONES
Effective on or after May 1, 2020, shareholders purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of fund family or other facts qualifying the purchaser for waivers or discounts. Edward Jones can ask for documentation of such circumstance.
Front-End Sales Load Waivers on Class A and F Shares Available at Edward Jones
Sales charges are waived for the following shareholders and in the following situations:
■  Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
■  Shares purchased in an Edward Jones fee-based program.
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■  Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (1) the proceeds are from the sale of shares within 60 days of the purchase; and (2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■  Shares exchanged into Class A shares from another share Class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■  Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones. Edward Jones will be responsible for any remaining CDSC due to the fund company, if applicable.
39

CDSC Waivers on A, B, C and F Shares Available at Edward Jones
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder will be responsible to pay the CDSC except in the following conditions:
■  Shares sold upon the death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan (limited to up to 10% per year of the account value).
■  Return of excess contributions from an Individual Retirement Account (IRA).
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■  Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■  Shares exchanged in an Edward Jones fee-based program. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable.
■  Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Edward Jones:
Rights of Accumulation (ROA)
■  The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ( “ pricing groups ” ). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
■  ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
■  Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Other Important Information
Minimum Purchase Amounts
1. $250 initial purchase minimum
2. $50 subsequent purchase minimum
Minimum Balances
3. Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
1. A fee-based account held on an Edward Jones platform
2. A 529 account held on an Edward Jones platform
3. An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
4. At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.
Janney Montgomery Scott LLC
Effective May 1, 2020, if you purchase or redeem Fund shares through a Janney Montgomery Scott LLC ( “ Janney ” ) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (CDSC), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
40

Front-end sales charge waivers on Class A Shares available at Janney
■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within ninety (90) days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■  Shares acquired through a right of reinstatement.
■  Class C shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares (or the appropriate share class) of the same fund pursuant to Janney’s intra-fund share class policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
■  Shares sold upon the death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
■  Shares purchased in connection with a return of excess contributions from an IRA account.
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
■  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
■  Shares acquired through a right of reinstatement.
■  Shares exchanged into the same share class of a different Federated Hermes fund, if the shares were held for the applicable CDSC holding period (the holding period on the shares purchased in the exchange will include the holding period of the shares sold in the exchange).
Front-end sales charge discounts available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■  Breakpoints as described in the fund’s Prospectus.
■  Rights of accumulation ( “ ROA ” ), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
■  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;
■  Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents);
■  Shares purchased through a Merrill Lynch affiliated investment advisory program or exchanged due to the holdings moving from the program;
■  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;
■  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);
41

■  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
■  Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers;
■  Employees and registered representatives of Merrill Lynch or its affiliates and their family members;
■  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus;
■  Eligible shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on A, B and C Shares available at Merrill Lynch
■  Death or disability of the shareholder;
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;
■  Return of excess contributions from an IRA Account;
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code;
■  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;
■  Shares acquired through a right of reinstatement;
■  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only);
■  Class A Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Front-end load Discounts Available at Merrill Lynch:
Breakpoints, Rights of Accumulation & Letters of Intent
■  Breakpoints as described in this prospectus;
■  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets;
■  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
Morgan Stanley Smith Barney
Class A Shares Front-End Sales Charge Waivers Available at Morgan Stanley Smith Barney:
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
■  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;
■  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
■  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;
■  Shares purchased through a Morgan Stanley self-directed brokerage account;
42

■  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are exchanged to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s intra-fund share class exchange program;
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (i) the repurchase occurs within 90 days following the redemption; (ii) the redemption and purchase occur in the same account; and (iii) redeemed shares were subject to a front-end or deferred sales charge.
OPPENHEIMER & CO., INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co., Inc. (OPCO) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
■  Shares purchased by or through a 529 Plan
■  Shares purchased through an OPCO affiliated investment advisory program
■  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund (but not any other fund within the fund family)
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of OPCO
■  Employees and registered representatives of OPCO or its affiliates and their family members
■  Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, B and C Shares available at OPCO
■  Death or disability of the shareholder
■  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
■  Return of excess contributions from an IRA Account
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
■  Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■  Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■  Breakpoints as described in this prospectus.
■  Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates ( “ Raymond James ” )
Effective March 1, 2019, shareholders purchasing and redeeming Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
43

Front-End Sales Load Waivers on Class A Shares Available at Raymond James
■  Shares purchased in an investment advisory program.
■  Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■  Shares purchased from the proceeds of redemptions within the same fund family, provided: (1) the repurchase occurs within 90 days following the redemption; (2) the redemption and purchase occur in the same account; and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■  A shareholder in the Fund’s Class C shares will have their shares automatically exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the automatic exchange is in line with the policies and procedures of Raymond James.
CDSC Waivers on A, B and C Shares Available at Raymond James
■  Death or disability of the shareholder.
■  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■  Return of excess contributions from an IRA Account.
■  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
■  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■  Shares acquired through a right of reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■  Breakpoints as described in this prospectus;
■  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■  Letters of Intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Stifel, Nicolaus & Company, Incorporated
Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel, Nicolaus & Company, Incorporated ( “ Stifel ” ) platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-End Sales Load Waiver on Class A Shares
■  Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.
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Notes
[PAGE INTENTIONALLY LEFT BLANK]

An SAI dated October 31, 2020, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedInvestors.com .
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov . You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes Pennsylvania Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-6165
CUSIP 313923708
CUSIP 313923757
G00577-02 (10/20)
© 2020 FederatedHermes, Inc.

Statement of Additional Information
October 31, 2020

Share Class | Ticker	A | PAMFX	Institutional | PAMIX

Federated Hermes Pennsylvania Municipal Income Fund
(formerly, Federated Pennsylvania Municipal Income Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes Pennsylvania Municipal Income Fund (the “ Fund ” ), dated October 31, 2020.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
10	Investment Risks
12	Investment Objective (and Policies) and Investment Limitations
14	What Do Shares Cost?
16	How is the Fund Sold?
19	Purchases In-Kind
20	Redemption In-Kind
20	Massachusetts Partnership Law
20	Account and Share Information
20	Tax Information
21	Who Manages and Provides Services to the Fund?
35	Financial Information
36	Investment Ratings
41	Addresses
42	Appendix A
43	Appendix B - Pennsylvania State Risk
Federated Hermes Pennsylvania Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
0090701B (10/20)
© 2020 FederatedHermes, Inc.

How is the Fund Organized?
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust ( “ Trust ” ). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 6, 1990. The Trust may offer separate series of shares representing interests in separate portfolios of securities. Effective June 26, 2020, the Trust changed its name from Federated Municipal Securities Income Trust to Federated Hermes Municipal Securities Income Trust, and the Fund changed its name from Federated Pennsylvania Municipal Income Fund to Federated Hermes Pennsylvania Municipal Income Fund.
The Board of Trustees ( “ Board ” ) has established the following classes of shares of the Fund, known as Class A Shares, Institutional Shares and Class T Shares ( “ Shares ” ). This SAI relates to Class A Shares and Institutional Shares. The Fund’s investment adviser is Federated Investment Management Company ( “ Adviser ” ).
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions and Techniques
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “ discount ” ) or more (a “ premium ” ) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund may invest.
Municipal Notes (A Type of Tax-Exempt Security)
Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.
Municipal Auction Rate Securities (A Type of Tax-Exempt Security)
Municipal auction rate securities are tax-exempt securities that are issued (without a demand feature) generally for a specified term, during which the interest rate may be reset at specified intervals (such as, for example, every 7, 28,35 or49 days) by means of a “ Dutch Auction ” or similar competitive process. These securities may be referred to as “ municipal auction rate notes. ” In the auction, holders of such securities, and investors who seek to acquire such securities, indicate their interest in continuing to hold, or to purchase, the securities at rates that they specify to broker-dealers that serve as auction agents for the auction. If the auction is successful, a holder of such securities will be able to sell them at par value through the auction process. A “ failed auction ” occurs when, for example, the auction agent does not receive enough bids to cover the aggregate amount of securities that have been put up for sale at the auction, or the lowest interest rate at which all of the securities that have been put up for sale at the auction would be above the “ maximum interest rate ” set forth in the documentation for the securities, or some other reason. When a failed auction occurs, a holder of the securities may not be able to sell all or a portion of the securities it desired to sell at the auction, in which case the affected securities would pay the maximum interest rate set forth in their documentation until the next successful auction. The maximum interest rate may be a multiple of a specified index or a fixed rate, and may be dependent on other factors, such as the credit rating of the securities at the time of the auction. Municipal auction rate securities may be subject to interest rate, credit, credit enhancement, prepayment, liquidity and economic risks.
1

Variable Rate Demand Instruments (A Type of Tax-Exempt Security)
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “ Demand Provider ” ), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “ conditional, ” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other variable rate demand instruments are “ unconditional, ” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Fund, referred to as “ synthetic ” variable rate demand instruments, have certain features, such as call features, that make it possible that the Fund will realize capital gains.
Asset-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates or other similar securities. Asset-backed securities have prepayment risks.
Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)
Tax-exempt commercial paper is an obligation issued by a tax-exempt issuer with a maturity of generally less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, and if there is not another available source of liquidity, its commercial paper may default or there may be a reduction in payments received in repayment of the tax-exempt commercial paper.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts, (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
2

To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Interest Rate Futures
An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
3

Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■  Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■  Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■  Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■  Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “ notional principal amount ” ) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 millionprincipal amount.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
4

Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “ Protection Buyer ” ) agrees to make payments over the term of the CDS to the other party (the “ Protection Seller ” ), provided that no designated event of default, restructuring or other credit related event (each a “ Credit Event ” ) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “ Reference Obligation ” ). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “ par value, ” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “ Deliverable Obligation ” ). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “ cash-settled, ” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as “ Protection Buyer ” ) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as “ Protection Seller ” ) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Other Investments, Transactions, Techniques
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
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Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case, all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Notes (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “ Note Issuer ” ) with respect to which the Reference Instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “ Reference Credit ” ). The purchaser of the CLN (the “ Note Purchaser ” ) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “ Credit Event ” ) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements (A Type of Fixed-Income, Tax-Exempt Security)
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Inter-Fund Borrowing and Third-Party Lending Arrangements
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds ( “ Federated Hermes funds ” ) advised by subsidiaries of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an
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inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements ( “ Repo Rate ” ) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings ( “ Bank Loan Rate ” ), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of: (a) (i) the federal funds effective rate; (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year, the Fund did not utilize the LOC.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 ( “ 1940 Act ” ), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “ set aside ” (referred to sometimes as “ asset segregation ” ) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “ cash-settle, ” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “ cash-settle, ” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market ( “ net ” ) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “ net amount ” ). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
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The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “ Investment Risks. ” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.
Temporary Investments
The Fund may make temporary investments in taxable, fixed-income securities and the following other taxable securities (in addition to taxable repurchase and reverse repurchase agreement investments):
Treasury Securities (A Type of Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Bank Instruments (A Type of Fixed-Income Security)
Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. orforeign banks.
Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association ( “ Ginnie Mae ” ), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation ( “ Freddie Mac ” ), Federal National Mortgage Association ( “ Fannie Mae ” ) and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Investors regard government securities as having minimal credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae . The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and
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the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Corporate Debt Securities (A Type of Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risk of corporate debt securities vary widely across issuers.
In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking ( “ senior ” ) debt securities have a higher priority than lower ranking ( “ subordinated ” ) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.
LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program (LRMP) and related procedures to assess and manage the liquidity risk of the Fund in accordance with Section 22(e) of the 1940 Act and Rule 22e-4 thereunder. The Board has designated the Adviser, together with Federated Hermes, Inc.’s ( “ Federated Hermes, ” formerly, Federated Investors, Inc.) other affiliated registered investment advisory subsidiaries that serve as investment advisers to other Federated Hermes funds, to collectively serve as the administrator of the LRMP and the related procedures (the “ Administrator ” ). Rule 22e-4 defines “ liquidity risk ” as the risk that the Fund will be unable to meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As a part of the LRMP, the Administrator is responsible for classifying the liquidity of the Fund’s portfolio investments in accordance with Rule 22e-4. As part of the LRMP, the Administrator is also responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, for making periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP.
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Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Prepayment and Extension Risk
Like municipal mortgage-backed securities, asset-backed securities (including fixed-income or tax-exempt securities that are pooled or collateralized) may be subject to prepayment risks and the possibility that interest and other payments may not be made. Such investments also may be subject to interest rate, credit and the other risks described in the Fund’s Prospectus and this SAI.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus, such as interest rate, credit, liquidity and leverage risks.
Exchange-Traded Funds Risk
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “ circuit breakers ” (which are tied to large decreases in stock prices) halts stock trading generally.
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Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings and/or prices paid to or received by the Fund on its portfolio transactions and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “ Brokerage Transactions and Investment Allocation. ”
LIBOR Risk
Certain derivatives or debt securities, or other financial instruments in which the Fund may invest, as well as the Fund’s committed, revolving line of credit agreement, utilize or may utilize in the future the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Regulators have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.
While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.
CYBERSECURITY RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders, and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to governmental agencies, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, may prevent required regulatory filings and reports from being made. The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “ cyber-events ” ).
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders or third parties, including cybercriminals, competitors, nation-states and “ hacktivists, ” among others. Cyber-events may include, for example, phishing, use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “ hacking ” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
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Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other vendor management efforts, Federated Hermes also conducts due diligence on key service providers (or vendors) relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
Investment Objective (and Policies) and Investment Limitations
The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the Commonwealth of Pennsylvania and Pennsylvania municipalities.
Under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax.
The fundamental investment objective and policy may not be changed by the Fund’s Board without shareholder approval.
Investment Limitations
Issuing Senior Securities and Borrowing Money
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended ( “ 1940 Act ” ).
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
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Lending Cash or Securities
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration of Investments
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the “ vote of a majority of the Fund’s outstanding voting securities, ” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Buying on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
Restricted Securities
The Fund may invest in securities subject to restrictions on resale under the Securities Act of 1933.
Additional Information
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
In applying the Fund’s commodities restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
In applying the Fund’s concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) asset-backed securities will be classified according to the underlying assets securing such securities; and (d) municipal securities backed principally by the assets and revenues of non-governmental entities are counted for purposes of the concentration limitation. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.
As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
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What Do Shares Cost?
Determining Market Value of Securities
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■  Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■  Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■  Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
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Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
Special valuation considerations may apply with respect to the Fund’s “ odd-lot ” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee engages in oversight activities with respect to the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “ Fair Valuation Procedures. ”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “ bid ” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “ mid ” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “ fair value ” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
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Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■  Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “ Fair Valuation Procedures. ” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor ( “ Federated Securities Corp. ” ) offers Shares on a continuous, best-efforts basis.
Rule 12b-1 Plan (CLASS A SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
Regarding the Fund’s A class, the A class of the Fund currently do not accrue, pay or incur any Rule 12b-1 Plan fee, although the Board of Trustees has adopted a Plan that permits the A class of the Fund to accrue, pay and incur a Rule 12b-1 Plan fee of up to a maximum amount of 0.05% for the A class, or some lesser amount as the Board of Trustees shall approve from time to time. The A class of the Fund will not accrue, pay or incur such Rule 12b-1 Plan fees until such time as approved by the Fund’s Board of Trustees.
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Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated Hermes fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation to financial intermediaries for services rendered in connection with technology and programming set-up, platform development and maintenance or similar services and for the provision of sales-related data to the Adviser and/orits affiliates.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
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For the year ended December 31, 2019, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31,2019, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Access Point, LLC
ADP Broker-Dealer, Inc.
American Enterprise Investment Services Inc.
American Portfolios Advisors Inc.
Ascensus Broker Dealer Services LLC
Avantax Investment Services, Inc.
Banc of America Investment Services, Inc.
BB&T Securities, LLC
BBVA Securities Inc.
BMO Harris Financial Advisors, Inc.
Broadridge Business Process Outsourcing, LLC
Brown Brothers Harriman & Company
Cadaret, Grant & Co., Inc.
Caitlin John, LLC
Calton & Associates, Inc.
Cambridge Financial Group, Inc.
Castle Rock Wealth Management, LLC
CBIZ Financial Solutions, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Advisers LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
Concord Wealth Partners
CVAGS, Inc.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
E*Trade Securities LLC
Edward D. Jones & Co., LP
Emerald Advisors, LLC
Envestnet Asset Management, Inc.
Epic Advisors Inc.
ESL Investment Services, LLC
FBL Marketing Services, LLC
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fiducia Group, LLC
Fieldpoint Private Securities, LLC
Fifth Third Securities, Inc.
FIS Brokerage & Securities Services LLC
Folger Nolan Fleming Douglas Incorporated
Franklin/Templeton Distributors, Inc.
FSC Securities Corporation
Gitterman Wealth Management LLC
Goldman Sachs & Co. LLC
Great-West Life & Annuity Insurance Company
GWFS Equities, Inc.
Hancock Whitney Investment Services, Inc.
Hefren-Tillotson Inc.
Henderson Global Investors Limited
HighTower Securities, LLC
Hilltop Securities Inc.
The Huntington Investment Company
Independent Financial Group, LLC
Industrial and Commercial Bank of China Financial Services LLC
Infinex Investments, Inc.
Institutional Cash Distributors, LLC
INTL FCStone Financial Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
Key Investment Services, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Laidlaw Wealth Management LLC
Lincoln Financial Securities Corporation
Lincoln Investment Planning, LLC
LPL Financial LLC
M Holdings Securities, Inc.
M&T Securities Inc.
Materetsky Financial Group
Mercer Global Advisors Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mid Atlantic Capital Corp.
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corporation
NBC Securities, Inc.
Newport Group, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
NYLIFE Securities LLC
Oneamerica Securities, Inc.
Open Range Financial Group, LLC
Oppenheimer & Company, Inc.
Paychex Securities Corp
18

Pensionmark Financial Group, LLC
People’s Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Pitcairn Trust Company
Planmember Securities Corporation
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Private Client Services, LLC
Procyon Private Wealth Partners, LLC
Proequities, Inc.
Prudential Investment Management Services, LLC
Purshe Kaplan Sterling Investments
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Regal Investment Advisors LLC
Resources Investment Advisors, Inc.
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc.
SA Stone Wealth Management Inc.
SagePoint Financial, Inc.
Sageview Advisory Group, LLC
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors LLC
Sentry Advisors, LLC
Sigma Financial Corporation
Spire Securities LLC
State Street Global Markets, LLC
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Strategic Benefits Consultants, Inc.
Summit Financial Group, Inc.
Suntrust Investment Services, Inc.
Suntrust Robinson Humphrey, Inc.
TD Ameritrade, Inc.
Thrivent Investment Management, Inc.
TIAA CREF Individual & Institutional Services LLC
Towerpoint Wealth, LLC
Transamerica Financial Advisors, Inc.
Triad Advisors, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
United Planners Financial Services of America
Valic Financial Advisors, Inc.
Valor Financial Securities LLC
The Vanguard Group, Inc.
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Financial Partners, LLC
Voya Retirement Advisors, LLC
The Wealth Enhancement Group, Inc.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
Wintrust Investments, LLC
Woloshin Investment Management LLC
Woodbury Financial Services, Inc.
World Equity Group, Inc.
XML Financial, LLC

UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares and Class B Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended August 31:
	2020		2019		2018
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$ 78,366	$ 8,581	$ 42,911	$ 5,501	$ 77,034	$ 8,642
Class B Shares	—	—	—	—	$ 836	$ 836
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
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Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: The Fulton Company, Lancaster, PA, owned approximately 2,610,097 Shares (18.93%); National Financial Services LLC, New York, NY, owned approximately 2,401,294 Shares (17.41%); Edward D. Jones & Co., Saint Louis, MO, owned approximately 1,272,354 Shares (9.22%); Pershing LLC, Jersey City, NJ, owned approximately 1,174,051 Shares (8.51%); and Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 890,167 Shares (6.45%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Fifth Third Bank, Cincinnati, OH, owned approximately 266,897 Shares (49.88%); Raymond James, St. Petersburg, FL, owned approximately 80,954 Shares (15.13%); American Enterprise Inv. Svc., Minneapolis, MN, owned approximately 55,035 Shares (10.28%); Edward D. Jones & Co., Saint Louis, MO, owned approximately 36,736 Shares (6.86%); and Commercial Bank & Trust Co., Greensburg, PA, owned approximately 33,341 Shares (6.23%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Fifth Third Bancorp is organized in the state of Ohio.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “ Code ” ) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
20

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund’s Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
State Taxes
Under existing Pennsylvania laws, distributions made by the Fund derived from earnings from interest on exempt federal obligations issued by Pennsylvania, its political subdivisions, public authorities, boards or commissions are not subject to Pennsylvania personal income taxes. Distributions made by the Fund will be subject to Pennsylvania personal income taxes to the extent that they are derived from gain realized by the Fund from the sale or exchange of otherwise tax-exempt obligations.
State and Local Taxes
Income from the Fund is not necessarily free from taxes in states other than Pennsylvania. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “ interested persons ” of the Fund (i.e., “ Interested ” Trustees) and those who are not (i.e., “ Independent ” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolios, and the Federated Hermes Complex consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
As of October 7, 2020, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “ Independent Trustees Background and Compensation ” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■  Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■  Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■  No conflicts which would interfere with qualifying as independent.
■  Appropriate interpersonal skills to work effectively with other Independent Trustees.
■  Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■  Diversity of background.
21

interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global
Investment Management Corp.; Chairman and Trustee, Federated Equity
Management Company of Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes Complex; Vice President,
Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated
Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company;
President of some of the Funds in the Federated Hermes Complex and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of Federated
Investment Counseling; President and CEO of Passport Research, Ltd.;
Director, Edgewood Securities Corp.; Director, Federated Services
Company; Director, Federated Hermes, Inc.; Chairman and Director,
Southpointe Distribution Services, Inc. and President, Technology,
Federated Services Company.
		$0	$0
*
Reasons for “ interested ” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director,
and Chairman of the Compensation Committee, KLX Energy Services
Holdings, Inc. (oilfield services); former Director of KLX Corp (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins Group,
Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director,
FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical
Center (Harvard University Affiliate Hospital).
		$357.16	$286,000
22

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee
of the Federated Hermes Complex; formerly, Vice Chair, Ernst & Young LLP
(public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture
Companies, Inc.; formerly, Director, Member of Governance and
Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served on the Business School Board of
Visitors for Wake Forest University, and he previously served as an
Executive Committee member of the United States Golf Association.
		$93.66	$286,000
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Adjunct Professor of Law, Duquesne University School of Law;
formerly, Dean of the Duquesne University School of Law and Professor of
Law and Interim Dean of the Duquesne University School of Law; formerly,
Associate General Secretary and Director, Office of Church Relations,
Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court
Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of the
Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
Saint Vincent College; and Director and Chair, North Catholic
High School, Inc.
		$357.16	$286,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Hermes Complex; Management Consultant and Author. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.	$324.69	$260,000
23

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006
Principal Occupations: Director or Trustee, of the Federated Hermes
Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director,
The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief
Executive Officer, Aeltus Investment Management, Inc.; General Partner,
Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer,
The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer,
Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$105.12	$321,000
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and Executive
Vice President and Chief Legal Officer, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and
Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey
previously served as Chief Legal Officer and Executive Vice President, CNX
Resources Corporation (formerly known as CONSOL Energy Inc.) and Board
Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC
(a law firm).
		$324.69	$260,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees, of the Federated Hermes Complex; President and
Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
		$430.85	$345,000
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OFFICERS*
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services,
Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services
Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA,
LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution
Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee
and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative
Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities
Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company;
and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in
2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees ( “ Committee ” ), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Trust. 1
25

EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus [1]
Peter E. Madden	$ 31.25	$ 52,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue John T. Collins John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “ Independent Trustee, ” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
One
BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
26

On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2019
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes Pennsylvania Municipal Income Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
John B. Fisher	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Charles F. Mansfield, Jr.	None	$50,001-$100,000
Thomas M. O’Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a 60% interest in Hermes Fund Managers Limited (Hermes), which operates as Hermes Investment Management, a pioneer of integrated ESG investing. Hermes’ experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of Hermes Investment Management Limited, is our in-house engagement and stewardship team. The 40+ member team conducts long-term, objectives-driven dialogue with board and senior executive level representatives of more than 1,000 issuers. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long term strategic matters as an additional input to improve portfolio risk/return characteristics.
27

Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “ accounts ” ) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “ soft dollars ” ). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
J. Scott Albrecht, Portfolio Manager
Types of Accounts Managed by J. Scott Albrecht	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$576.6 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
J. Scott Albrecht is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond PA, Investment Grade Index) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Albrecht is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Albrecht is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Albrecht serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP group. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to the other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
28

Richard J. Gallo, Portfolio Manager
Types of Accounts Managed by Richard J. Gallo	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	8/$11.8 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$20.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond PA, Investment Grade Index) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Gallo is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Gallo has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
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Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “ General Policy. ”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.
On other matters of corporate governance, generally the Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “ poison pill ” ) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “ Proxy Access, ” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.
On environmental and social matters, generally the Adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.
On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.
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On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans ( “ Say On Pay ” ) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “ illiquid ” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research ( “ Non-Qualitative Accounts ” ), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee ( “ Proxy Committee ” ), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “ Standard Voting Instructions ” ). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “ case-by-case vote ” ). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling
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for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “ Interested Company. ”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “ proportional voting. ” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote ( “ Downstream Affiliate ” ), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:
■  A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
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■  Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “ Form N-PX ” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation . Form N-PX filings are also available at the SEC’s website at sec.gov .
Portfolio Holdings Information
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “ interest ” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
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Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services ( “ Administrative Services ” ), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “ Investment Complex ” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
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FEES PAID BY THE FUND FOR SERVICES
For the Year Ended August 31	2020	2019	2018
Advisory Fee Earned	$ 620,416	$ 630,553	$ 689,813
Advisory Fee Waived	$ 244,842	$ 230,895	$ 212,495
Net Administrative Fee	$ 123,148	$ 132,189	$ 138,251
Net 12b-1 Fee:
Class A Shares	—	—	—
Class B Shares	—	—	$ 4,540
Net Shareholder Services Fee:
Class A Shares	$ 355,879	$ 362,571	$ 395,248
Class B Shares	—	—	$ 1,514
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing ( “ Rule 12b-1 ” ) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
The Fund did not participate in any securities lending activities during the Fund’s most recently completed fiscal year.
Gross income from securities lending activities	$ 00.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 00.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$ 00.00
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$ 00.00
Net income from securities lending activities	$ 00.00
Financial Information
The Financial Statements for the Fund for the fiscal year ended August 31, 2020, are incorporated herein by reference to the Annual Report to Shareholders of Federated Hermes Pennsylvania Municipal Income Fund dated August 31, 2020.
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Investment Ratings
Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — An obligation rated “ AAA ” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated “ AA ” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated “ A ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated “ BBB ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “ BB, ” “ B, ” “ CCC, ” “ CC, ” and “ C ” are regarded as having significant speculative characteristics. “ BB ” indicates the least degree of speculation and “ C ” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated “ BB ” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated “ B ” is more vulnerable to nonpayment than obligations rated “ BB, ” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated “ CCC ” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated “ CC ” is currently highly vulnerable to nonpayment.
C — A “ C ” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “ C ” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D — An obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “ D ” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “ AA ” to “ CCC ” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive — Positive means that a rating may be raised.
Negative — Negative means that a rating may be lowered.
Stable — Stable means that a rating is not likely to change.
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Developing — Developing means a rating may be raised or lowered.
N.M. — N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days – including commercial paper.
A-1 — A short-term obligation rated “ A-1 ” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated “ A-2 ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated “ A-3 ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “ B ” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “ C ” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY’S Short-Term RATINGS
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
37

FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “ threshold ” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality — “ AAA ” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality — “ AA ” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality — “ A ” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality — “ BBB ” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative — “ BB ” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative — “ B ” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk — Default is a real possibility.
CC: Very High Levels of Credit Risk — Default of some kind appears probable.
C: Exceptionally High Levels of Credit Risk — Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “ C ” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “ RD ” or “ D ” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default — “ RD ” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default — “ D ” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“ Imminent ” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
38

FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “ short term ” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. publicfinance markets.
F-1: Highest Short-Term Credit Quality — Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “ + ” to denote any exceptionally strong credit feature.
F-2: Good Short-Term Credit Quality — Good intrinsic capacity for timely payment of financial commitments.
F-3: Fair Short-Term Credit Quality — The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality — Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk — Default is a real possibility.
RD: Restricted Default — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default — Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional — Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong — Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong — Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate — Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative — Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
b: Very Speculative — Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative — Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “ aa ” to “ ccc ” may be enhanced with a “ + ” (plus) or “ - ” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest — Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding — Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory — Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate — Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.
AMB-4 Speculative — Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
39

u — Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd — Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010).
i — Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to36 months.
Positive — Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative — Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable — Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.
40

Addresses
Federated Hermes Pennsylvania Municipal Income Fund
Class A Shares
Institutional Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 219318
Kansas City, MO 64121-9318
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
41

Appendix A
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
IHS Markit (Markit North America)
ICE Data Pricing & Reference Data, LLC
JPMorgan PricingDirect
Refinitiv US Holdings Inc.
RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Bloomberg L.P.
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
Sustainalytics U.S. Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
42

Appendix B - Pennsylvania State Risk
STATE SPECIFIC INFORMATION
Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of the Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.
The following describes economic conditions which may not continue and could change materially. There can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions.
PENNSYLVANIA
Information as of September 30, 2020
Special Considerations Relating to Pennsylvania
The Commonwealth of Pennsylvania (referred to in this “ Pennsylvania Concentration ” section as the “ Commonwealth , ” the “ State ” or “ Pennsylvania ” ) is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over recent decades as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.
The General Fund, Pennsylvania’s largest operating fund, receives all tax revenues, non-tax revenues, and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed the fiscal year ended June 30, 2019 with a fund balance of $883.1 million.
For the fiscal year ended June 30, 2020, General Fund collections totaled $32.3 billion, sales tax collections totaled $10.8 billion, personal income tax collections totaled $12.8 billion and corporation tax collections totaled $4.8 billion.
For the fiscal period from July 1, 2020 to August 31, 2020, General Fund collections totaled $6.7 billion, sales tax collections totaled $2.3 billion, which is $92.7 million, or 4.2 percent, more than anticipated, personal income tax collections totaled $3.2 billion, which is $42.9 million, or 1.4 percent, above estimate, and corporation tax collections totaled $543.8 million, which is $28.2 million, or 1.4 percent, above estimate. The Pennsylvania Department of Revenue believes the August revenue collections show that Pennsylvania is still seeing the effects of extending tax deadlines to provide relief to Pennsylvania taxpayers during the COVID-19 pandemic. The Pennsylvania legislature approved the passage of a $55.7 billion interim budget for the fiscal year 2020-21 on May 29, 2020, which addresses the uncertainty surrounding the COVID-19 pandemic. Under the interim budget, education was funded for the full year in the same amounts as the 2019-20 fiscal year. Further, debt service, pension funding and related entities’ debt service were funded for the entire 2020-21 fiscal year. All other operations were only funded through November 30, a five-month period. By November 2020, it is expected that there will be more certainty about health and economic conditions and the legislature and the governor’s office will negotiate a revenue and spending plan for the remaining seven months of the 2020-21 fiscal year. Additionally, Pennsylvania received $3.9 billion in Coronavirus Aid, Relief, and Economic Security Act ( “ Cares Act ” ) funding from the federal government. As of August 7, 2020, the remaining balance to be appropriated by the General Assembly is approximately $1.3 billion. Pennsylvania passed Act 2A of 2020 which appropriated $2.6 billion of the $3.9 billion the Commonwealth received in Cares Act funding. The expectation is that the remaining Cares Act funds will be appropriated by the end of the 2020 calendar year.
The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.
43

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $10,750.3 million at June 30, 2020, a decrease of $808.7 million from June 30, 2019. Over the 10-year period ended June 30, 2020, total net outstanding general obligation debt decreased at an annual rate of 0.8 percent. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 2.3 percent.
Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of or revenues derived from the various projects financed; it is not an obligation of the state. Some of these organizations, however, are indirectly dependent on state appropriations. State-related agencies and their outstanding debt as of June 30, 2020, include the Delaware River Joint Toll Bridge Commission ($709.2 million), the Delaware River Port Authority ($1,314.3 million), the Pennsylvania Economic Development Financing Authority ($5,381.1 million), the Pennsylvania Higher Education Assistance Agency ($3,255.6 million), the Pennsylvania Higher Education Facilities Authority ($6,038.9 million), the Pennsylvania Industrial Development Authority ($109.5 million), the Pennsylvania Infrastructure Investment Authority ($95.9 million), the Pennsylvania Turnpike Commission ($13,709.9 million) and the State Public School Building Authority ($2,585.1 million).
The Pennsylvania Housing Finance Agency ( “ PHFA ” ) is a state-created agency that provides financing for housing for low and moderate-income families and people with special needs in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA directs the Governor, upon notification from PHFA, to include in the proposed executive budget of the Commonwealth for the next succeeding year an amount sufficient to fund such deficiency to avoid such default. The budget as finally adopted by the General Assembly may or may not include the amount so requested by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. PHFA had $3,035.8 million in bonds outstanding at June 30, 2020.
The Commonwealth Financing Authority ( “ CFA ” ) is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financing are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.
As of May 31, 2020, the CFA had $4,391.9 million in outstanding bond debt (including Tobacco Bonds). With respect thereto, a restricted revenue account is funded annually through a Sales and Use Tax transfer as the source used to service approximately $3,752.3 million of outstanding debt and the Pennsylvania Gaming and Economic Development and Tourism Fund has been the source used to service approximately $639.6 million of such outstanding debt.
Pursuant to Act 25 of2016 ( “ Act 25 ” ), the CFA is authorized to issue debt related to the Commonwealth’s share of school district construction costs referred to as the PlanCon process. Act 25 established a new funding mechanism to pay school districts for construction reimbursements due to them and to fund capital grants to school districts as part of the PlanCon process. The CFA is authorized to issue up to $2.5 billion in appropriation backed debt in connection with the Commonwealth’s share of school construction costs; debt in excess of $2.5 billion may be incurred by CFA for this purpose if CFA and the Department of Education determine that $2.5 billion is insufficient to carry out the purposes of Act 25 and if the Secretary of the Budget approves such determination. The expectation is that the borrowings will occur from time to time over the next five to ten years. As of March 31, 2020, the CFA has issued $1.56 billion for construction reimbursement purposes under Act 25.
44

Litigation . The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. The State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict their outcome or estimate the potential impact on the ability of the State to pay debt service costs on its obligations. Therefore, in 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. This cap does not apply to tax appeals.
The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.
Additional Information. The information herein has not been independently verified and constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of Pennsylvania.
45

Prospectus
October 31, 2020

Share Class | T

Federated Hermes Pennsylvania Municipal Income Fund
(formerly, Federated Pennsylvania Municipal Income Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
A mutual fund seeking to provide current income by investing in a portfolio of tax-exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
IMPORTANT NOTICE TO SHAREHOLDERS
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.
Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Pennsylvania Municipal Income Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class T Shares (T) of the Fund.
Shareholder Fees (fees paid directly from your investment)	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution (12b-1) Fee	None
Other Expenses [1]	0.54%
Total Annual Fund Operating Expenses	0.94%
Fee Waivers and/or Expense Reimbursements [2]	(0.18)%
Total Annual Fund Operating Expenses After Fee Waivers and/orExpense Reimbursements	0.76%
1
  Because the Fund’s T Shares are new, “Other Expenses” are based on estimated amounts for the current fiscal year.
2
  The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund’s T class (after the voluntary waivers and/or reimbursements) will not exceed 0.76% (the “ Fee Limit ” ), up to but not including the later of (the “Termination Date”): (a) November 1, 2021; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 344
3 Years	$ 542
5 Years	$ 757
10 Years	$ 1,376
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
1

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its objective by investing in a portfolio of tax-exempt securities so that, normally, distributions of annual interest income are exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. Interest income from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal AMT for individuals.
The Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality), and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment-grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.
The Fund does not limit itself to securities of a particular maturity range. Currently, at least a majority of the Fund’s assets will be invested in long-term securities (i.e., securities with stated maturities of 10 years or more). The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.
The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities and planned amortization classes. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement.
The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund portfolio or hedge against potential losses.
The Fund also may invest in certain securities or other investments (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value. The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust.
Because the Fund refers to Pennsylvania municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. This policy may not be changed without shareholder approval.
What are the Main (or Principal) Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■  Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.
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■  Interest Rate Risk. Prices of fixed-income securities (including tax-exempt securities) generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■  Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■  Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■  Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■  Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
■  Leverage Risk. Leverage risk is created when an investment, which includes, for example, a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■  Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.
■  Sector Risk. Since the Fund invests at least a majority of its assets in a portfolio of: (1) long-term Pennsylvania tax-exempt securities; and (2) investment-grade Pennsylvania tax-exempt securities, the Fund may be subject to additional risks compared to funds that invest in multiple states. Pennsylvania’s economy has diversified away from the concentration in heavy industry and manufacturing, which existed prior to the downsizing of the steel industry, and improved its mixture of technology-based businesses, health care services and education services. Despite the improvements in its employment base, Pennsylvania is still subject to the cyclical impact which an economic downturn has on the manufacturing sector. A substantial part of the Fund’s portfolio also may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities.
■  Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of municipal mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
■  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.
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■  Risk of Non-Diversified Fund. The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
■  Risk Associated with Noninvestment-Grade Securities. Securities rated below investment-grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.
■  Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
■  Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.
■  Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund. The Fund’s Class T Shares ( “ T class ” ) has not yet commenced operations. The Fund currently offers two other classes of shares: Class A Shares ( “ A class ” ) and Institutional Shares.
The T class performance information shown below is for the Fund’s A class and has not been adjusted since the T class is expected to have the same net expense ratio as the A class.
The bar chart and performance table below are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s T class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “ Products ” section at FederatedInvestors.com or by calling 1-800-341-7400 .

The total returns shown in the bar chart do not reflect payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
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The Fund’s T class total return for the nine-month period from January 1, 2020 to September 30, 2020, was 2.68%.
Within the periods shown in the bar chart, the Fund’s T class highest quarterly return was 3.76% (quarter ended September 30, 2011). Its lowest quarterly return was (4.53)% (quarter ended December 31, 2010).
Average Annual Total Return Table
The Fund’s T class has not yet commenced operations. The T class performance information shown below is for the Fund’s A class as described above.
In addition to Return Before Taxes, Returns After Taxes is shown for the Fund’s T class to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2019)
Share Class	1 Year	5 Years	10 Years
T:
Return Before Taxes	1.97%	2.17%	3.43%
Return After Taxes on Distributions	1.80%	2.13%	3.41%
Return After Taxes on Distributions and Sale of Fund Shares	2.38%	2.33%	3.41%
S&P Municipal Bond Pennsylvania Index [1] (reflects no deduction for fees, expenses or taxes)	7.55%	3.71%	4.56%
S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index [2] (reflects no deduction for fees, expenses or taxes)	8.49%	4.12%	5.02%
S&P Municipal Bond PA, Investment Grade Index [3] (reflects no deduction for fees, expenses or taxes)	7.42%	3.61%	4.39%
Morningstar Muni Pennsylvania Funds Average [4]	7.10%	3.21%	3.94%
1
  The S&P Municipal Bond Pennsylvania Index (PA Index) consists of bonds in the S&P Municipal Bond Index (Main Index) that have been issued by the Commonwealth of Pennsylvania or local governments or state or local government entities within Pennsylvania. The Main Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.
2
  The S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index represents the return of the portion of the PA Index composed solely of bonds that are rated “ BBB-/Baa3 ” or higher with remaining maturities of more than three years.
3
  The Fund’s Adviser elected to change the secondary index from the S&P Municipal Bond PA, Investment Grade, 3-Year Plus Sub-Index to the S&P Municipal Bond PA, Investment Grade Index. The S&P Municipal Bond PA, Investment Grade Index represents the portion of the PA Index composed solely of bonds that are rated “ BBB-/Baa3 ” or higher.
4
  Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. Funds designated within the Morningstar Muni Pennsylvania Funds Average include those that invest at least 80% of assets in Pennsylvania municipal debt and can include long-, intermediate- and short-duration portfolios.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
J. Scott Albrecht, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since March of 1995.
R. J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 2017.
purchase and sale of fund shares
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange is open. Shares may not be exchanged for shares of another Federated Hermes fund. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate ( “ Financial Intermediary ” ) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
The minimum investment amount for the Fund’s T class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
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TAX INFORMATION
It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be tax exempt. Dividends may be subject to state and local taxes (except for Pennsylvania taxes, to the extent derived from Pennsylvania tax-exempt investments and eligible for tax-exempt treatment under Pennsylvania law). Although the Fund does not seek to realize capital gains, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Any Fund distributions of capital gains are taxable at applicable capital gains rates. The Fund is generally not a suitable investment for retirement accounts.
The Fund pursues its objective by investing its assets so that, normally (except as discussed in this Prospectus), distributions of annual interest income are exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. Interest from the Fund’s investments may be subject to the federal AMT for individuals.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax (AMT)) and the personal income taxes imposed by the state of Pennsylvania and Pennsylvania municipalities. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal strategies.
The Fund invests in a portfolio of tax-exempt securities so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. Interest income from the Fund’s investments may be subject to (or may be a specific preference item for purposes of) the federal AMT for individuals.
The Fund will invest at least a majority of its assets in securities rated investment-grade (or unrated securities of comparable quality) without regard to the maturity of the securities and may purchase securities rated below investment-grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets.
Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated “ AAA, ” “ AA, ” “ A ” or “ BBB ” (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth highest ratings category, respectively. Securities rated below investment-grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated “ B ” or “ BB ” (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.
The Fund does not limit itself to securities of a particular maturity range. Currently, at least a majority of the Fund’s assets will be invested in long-term securities (i.e., securities with stated maturities of 10 yearsor more).
The amount of the Fund’s assets invested in long-term or investment-grade, tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets, or from a downgrade in a security’s rating/quality, will not require the Fund to sell any tax-exempt security held in the Fund’s portfolio.
The investment-grade, tax-exempt securities in which the Fund invests generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks and the derivative contracts and hybrid instruments in which the Fund invests generally are subject to these risks, as well as the risks of investing in derivative contracts and hybrid instruments, all as described in this Prospectus. The noninvestment-grade, tax-exempt securities in which the Fund invests, also generally are subject to tax-exempt securities risk, interest rate, issuer credit, counterparty credit, liquidity, tax, leverage, call, sector, prepayment, credit enhancement, economic and non-diversification risks, as well as the risks of investing in noninvestment-grade securities, all as described in this Prospectus.
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The Fund’s investment adviser ( “ Adviser ” ) actively manages the Fund’s portfolio, seeking to manage the interest rate risk and credit risk assumed by the Fund and to provide enhanced levels of after-tax total return.
The Adviser manages the Fund’s interest rate risk by adjusting the duration of its portfolio. “ Duration ” measures the price sensitivity of a fixed-income security to changes in interest rates. The greater a portfolio’s duration, the greater the potential change in the portfolio’s value in response to a change in market interest rates. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook. When the Adviser expects interest rates to fall, it will maintain a longer portfolio duration. When the Adviser expects interest rates to increase, it will shorten the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including (among others) the following:
■  Current and expected U.S. economic growth;
■  Current and expected interest rates and inflation;
■  The Federal Reserve’s monetary policy; and
■  Supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities.
The Adviser manages credit risk by performing a fundamental credit analysis on tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including (among others) the following:
■  The economic feasibility of revenue bond financings and general purpose financings;
■  The financial condition of the issuer or guarantor; and
■  Political developments that may affect credit quality.
The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing, as the Adviser considers necessary or appropriate in accordance with its procedures, periodic financial data and ratings of NRSROs. The Fund’s investments in noninvestment-grade securities will be more dependent on the Adviser’s credit analysis than would be investment-grade securities, because noninvestment-grade securities, while generally offering higher yields, also involve greater risks. Consequently, in addition to the review process described above, the Adviser may, for example and when appropriate, visit the site that the issuer is developing with the proceeds of the offering and may engage in detailed discussions with the issuer regarding the offering.
The Adviser attempts to provide enhanced levels of after-tax total return. Total return consists of two components: (1) income received from the Fund’s portfolio securities; and (2) changes in the market value of the Fund’s portfolio securities and attendant increase or decrease in the net asset value (NAV) of Fund Shares. The Adviser seeks total return on an after-tax basis, so that it will try to maximize tax-exempt income distributions; make limited ordinary income distributions; and minimize or eliminate capital gains distributions.
In seeking to increase incremental after-tax total returns, the Fund may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s) or to gain exposure to the municipal bond sector. Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■  increase or decrease the effective duration of the Fund portfolio;
■  obtain premiums from the sale of derivative contracts;
■  realize gains from trading a derivative contract; or
■  hedge against potential losses.
There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value. The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust.
Because the Fund refers to Pennsylvania municipal investments in its name, it has an investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax. This policy may not be changed without shareholder approval.
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TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in taxable securities or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate tax-exempt securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such temporary investments could affect the Fund’s investment returns. If the Fund invests in taxable securities, it may receive and distribute taxable income to investors and to that extent fail to meet its investment objectives.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
TAX-EXEMPT SECURITIES
Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Typically, states, counties, cities and other political subdivisions and authorities issue tax-exempt securities. The market categorizes tax-exempt securities by their source of repayment. Certain of these tax-exempt securities may be subject to credit enhancement.
The following describes the principal types of tax-exempt securities in which the Fund may invest:
General Obligation Bonds (A Type of Tax-Exempt Security)
General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.
Special Revenue Bonds (A Type of Tax-Exempt Security)
Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds, or in certain cases, may result in a reduction in payments received in respect of the bonds.
Private Activity Bonds (A Type of Special Revenue Bond)
Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company’s loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds.
Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds; and bonds used for certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).
The interest on many types of private activity bonds is subject to the AMT. The Fund may invest in bonds subject to AMT.
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Tax Increment Financing Bonds (A Type of Tax-Exempt Security)
Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from the merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.
Municipal Leases (A Type of Tax-Exempt Security)
Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.
The Fund may invest in securities supported by pools of municipal leases. The most common type of lease-backed securities is certificates of participation (COPs). However, the Fund may also invest directly in individual leases.
Zero-Coupon Securities (A Type of Fixed-Income, Tax-Exempt Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind, PIK securities or toggle securities.
Inverse Floaters (A Type of Fixed-Income, Tax-Exempt Security)
An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. Inverse floaters are used to enhance the income from a bond investment by employing leverage. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.
Municipal Mortgage-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Municipal mortgage-backed securities are special revenue bonds, the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable rates. Municipal mortgage-backed securities generally have fixed interest rates.
Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are unstructured bonds backed by the net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.
PACs (A Type of Municipal Mortgage-Backed Security)
PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class(es). PACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference
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Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash-settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “ collateral ” ). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasuryand/or government agency securities.
The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
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Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps and caps and floors.
Other Investments, Transactions, Techniques
Credit Enhancement
The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security (including a tax-exempt security) if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.
Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.
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Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities in each case, as provided by the SEC or SEC staff guidance. This requirement may cause the Fund to miss favorable trading opportunities due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Investment Ratings for Investment-Grade Securities
The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs. For example, Standard & Poor’s, an NRSRO, assigns ratings to investment-grade securities (AAA, AA, A and BBB including modifiers, sub-categories and gradations) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment that the security is comparable to investment grade. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
As disclosed in this Prospectus, the Fund may invest up to 49% of its assets in securities rated below investment-grade (or unrated securities of comparable quality). The Fund does not have a specific minimum quality rating requirement.
If a security is downgraded below any minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.
Investment Ratings for nonInvestment-Grade Securities
Noninvestment-grade securities are rated below BBB- by an NRSRO. These bonds have greater economic, credit and liquidity risks than investment-grade securities.
Additional Information Regarding the Security Selection Process
As part of analysis inherent in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its in-house stewardship team with certain issuers or guarantors. This qualitative analysis does not automatically result in including or excluding specific securities but is used by Federated Hermes as an additional input to improve portfolio risk/return characteristics.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
TAX-EXEMPT SECURITIES Risk
The securities in which the Fund invests may include those issued by state or local governments, other political subdivisions or authorities, or directly or indirectly supported by taxes, assessments, tolls, fees or other revenue collected by or otherwise derived from or through such issuers. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Other factors include the general conditions of the tax-exempt securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Like other issuers, there is no guarantee that the issuers of such securities will have sufficient revenues to satisfy their obligations (such as, for example, the payment of interest or principal when due). Legal, economic, political or other developments may raise impairments (such as, for example, limitations under applicable law on the issuer’s authority to raise taxes, prolonged budgetary processes, declining real estate values, increasing pension liabilities or declining tax revenues which may occur due to shifting demographics or other factors) to such issuer’s budgetary flexibility, liquidity and ability to satisfy its obligations. Such impairments may cause a downgrade in the credit ratings of such an issuer, or the securities issued or supported by it, and may cause such an issuer to defer payment of certain obligations, reduce or eliminate appropriations and/or default on its obligations.
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Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of such issuers may continue or get worse. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability. As a result, in such situations, there would be heightened risk that there could be an interruption in payments to holders of tax-exempt securities in some cases. There also could be a reduction in the market value of the tax-exempt securities held by the Fund, which could adversely affect the Fund’s net asset value or the distributions paid by the Fund.
INTEREST RATE RISK
Prices of fixed-income securities (including tax-exempt securities) rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. The duration of a fixed-income security may be equal to or shorter than the stated maturity of a fixed-income security. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates. For example, if a fixed-income security has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the security’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the security’s value to increase about 3%.
The impact of interest rate changes on the value of floating rate investments is typically reduced by periodic interest rate resets. Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, variable and floating rate securities generally will not increase in value as much as fixed rate debt instruments if interest rates decline. Certain of the Fund’s investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities. With respect to the Fund’s investments described in the preceding sentence, the value of such Fund investments may be negatively affected (or positively affected) when the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities.
ISSUER Credit Risk
It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Many fixed-income securities (including tax-exempt securities) receive credit ratings from NRSROs such as Fitch Rating Service, Moody’s Investor Services, Inc. and Standard & Poor’s that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
COUNTERPARTY CREDIT RISK
Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
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LIQUIDITY RISK
Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment grade or are not widely held. Trading opportunities also are more limited for inverse floaters that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Noninvestment-grade securities generally have less liquidity than investment-grade securities.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
Tax Risk
In order to pay interest that is exempt from federal, state or local income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
Changes or proposed changes in federal, state or local tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.
The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.
Leverage Risk
The tax-exempt securities, derivative contracts and hybrid instruments in which the Fund may invest can be principal investment strategies for the Fund and may be subject to leverage risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
CALL RISK
The tax-exempt securities in which the Fund may invest can be principal investment strategies for the Fund and may be subject to call risk. Call risk is the possibility that an issuer may redeem a fixed-income security (including a tax-exempt security) before maturity (a “ call ” ) at a price below or above its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
SECTOR RISK
A substantial part of the Fund’s portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses or with other similar characteristics or by issuers located in the same state (such as Pennsylvania). As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers or entities. Developments affecting companies with similar characteristics might include changes in interest rates, changes in economic cycle affecting credit losses and regulatory changes.
Pennsylvania’s credit strength is based on its moderate debt position and diversifying economic base. Pennsylvania’s economy has diversified away from the concentration in heavy industry and manufacturing which existed prior to the downsizing of the steel industry and improved its mixture of technology-based businesses, health care services and education services. Despite the improvements in its employment base, Pennsylvania is still subject to the cyclical impact which an economic downturn has on the manufacturing sector.
Since the Fund invests at least a majority of its assets in a portfolio of: (1) long-term Pennsylvania tax-exempt securities; and (2) investment-grade Pennsylvania tax-exempt securities: (a) the Fund may be subject to additional risks compared to funds that invest in multiple states; and (b) the Fund’s performance also may be negatively affected by other local, state or regional factors. For example, natural disasters may affect the creditworthiness of municipal issuers or otherwise disrupt the local, state or regional economy or certain sectors of the economy.
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PREPAYMENT AND EXTENSION RISK
Unlike traditional fixed-income securities (including tax-exempt securities), which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on municipal mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a fund holding municipal mortgage-backed securities.
For example, when interest rates decline, the values of municipal mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on municipal mortgage-backed securities.
Conversely, when interest rates rise, the values of municipal mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of municipal mortgage-backed securities, and cause their value to decline more than traditional fixed-income securities.
Generally, municipal mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a municipal mortgage-backed security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “ spread ” ). An increase in the spread will cause the price of the municipal mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.
Credit Enhancement Risk
The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.
A single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed-income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.
RISK OF NON-DIVERSIFIED FUND
The Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. In certain situations, being non-diversified may reduce the Fund’s credit risk by enabling it to avoid investing in certain countries, regions or sectors that exhibit above average credit risk. However, being non-diversified may also increase the Fund’s risk by magnifying the impact (positively or negatively) that only one issuer has on the Fund’s share price and performance.
Risk Associated with Noninvestment-Grade Securities
Securities that are rated below investment grade or unrated securities of comparable quality (i.e., noninvestment-grade securities), also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal. The Fund will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality) up to 49% of its assets.
RISK RELATED TO THE ECONOMY
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, or industry or economic trends and developments, may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the
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fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund’s performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities. This may increase redemptions from funds that hold large amounts of certain securities, and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
Epidemic and Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally ( “ COVID-19 ” ). This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, including certain Fund service providers and issuers of the Fund’s investments, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
The United States has responded to the COVID-19 pandemic and resulting economic distress with fiscal and monetary stimulus packages. In late March 2020, the government passed the Coronavirus Aid, Relief, and Economic Security Act (the “ CARES Act ” ), a stimulus package providing for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. In addition, in mid-March 2020 theU.S. Federal Reserve ( “ Fed ” ) cut interest rates to historically low levels and announced a new round of quantitative easing, including purchases of corporate and municipal government bonds. The Fed also enacted various programs to support liquidity operations and funding in the financial markets, including expanding its reverse repurchase agreement operations, adding $1.5 trillion of liquidity to the banking system; establishing swap lines with other major central banks to provide dollar funding; establishing a program to support money market funds; easing various bank capital buffers; providing funding backstops for businesses to provide bridging loans for up to four years; and providing funding to help credit flow in asset-backed securities markets. The Fed also plans to extend credit to small- and medium-sized businesses.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its
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investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus, such as interest rate, credit, liquidity and leverage risks.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “ How to Purchase Shares ” and “ How to Redeem Shares ” ), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge ( “ public offering price ” ). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The Fund’s current NAV and/or public offering price may be found at FederatedInvestors.com , via online news sources and in certain newspapers.
You can purchase or redeem Shares any day the NYSE is open.
When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.
In calculating its NAV, the Fund generally values investments as follows:
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees ( “ Board ” ).
■  Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market
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quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts [1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge [2]	Contingent Deferred Sales Charge
T	$1,500/$100	2.50%	None
1
  The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus. Please see “ By Systematic Investment Program ” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
2
  Front-End Sales Charge is expressed as a percentage of public offering price. See “ Sales Charge When You Purchase. ”
SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.
T:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1 million	1.50%	1.52%
$1 million or greater	1.00%	1.01%
REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your purchase transaction may qualify for a reduction of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above. You or your financial intermediary must notify the Fund’s Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase. Share class availability depends upon your financial intermediary’s policies and procedures. Consult with your financial intermediary for more information.
Rights of Accumulation and Letter of Intent privileges are not available for you to reduce the front-end sales charge you pay on Class T Shares. The applicable front-end sales charge applies to each individual transaction in the Fund.
Waiver of the Class TSales Charge
No sales charge is imposed on Class T Shares of the Fund if the shares were purchased with the reinvestment of dividends and capital gains distributions.
No sales charge is imposed on Class T Shares if the shares are issued in connection with the merger, consolidation or acquisition of the assets of another fund.
Contingent Deferred Sales Charge
Redemptions of Class T Shares are not subject to a contingent deferred sales charge.
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How is the Fund Sold?
The Fund has established the following Share classes: Class A Shares (A), Institutional Shares (IS) and Class T Shares (T), each representing interests in a single portfolio of securities. This Prospectus relates only to the T class. All Share classes have different sales charges and other expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning another class. Share class availability depends upon your financial intermediary’s policies and procedures. Consult with your financial intermediary for more information.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.). The Fund may not be a suitable investment for retirement plans or for non-Pennsylvania taxpayers because it invests in Pennsylvania tax-exempt securities.
The Fund’s Distributor markets the T class to customers of financial institutions or to individuals, directly or through financial intermediaries.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
The services provided (and the fees and sales charges received) by financial intermediaries may vary.
FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on Share sales. The Distributor pays all of this charge to financial intermediaries that are eligible to receive it (the “ Dealer Reallowance ” ) and retains any remaining portion of the front-end sales charge.
When a financial intermediary’s customer purchases Shares, the financial intermediary will receive a Dealer Reallowance as follows:
T:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $250,000	2.50%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.50%
$1 million or greater	1.00%
service fees
The Fund’s T class may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
The Fund’s T class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
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ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. Shares will be purchased at the NAV next calculated after your investment is received by the Fund, or its agent, in proper form. The Fund reserves the right to reject any request to purchase Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “ Accounts with Low Balances ” as discussed later in this Prospectus.
Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive the A class.
For important account information, see the section “ Security and Privacy Protection. ”
You may purchase Shares through a financial intermediary or directly from the Fund.
THROUGH A FINANCIAL INTERMEDIARY
Establish an account with the financial intermediary; and submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Fund has authorized certain intermediaries to accept Share purchase orders on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund and Shares will be bought at the NAV next calculated after such an order is received by the authorized intermediary. If your financial intermediary is not an authorized intermediary, the Fund or its agent must receive the purchase order in proper form from your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for your transaction to be priced at that day’s NAV. In addition, your financial intermediary must forward your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, State Street Bank and Trust Company ( “ Transfer Agent ” ). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “ By Wire ” or “ By Check. ”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Shareholders are encouraged to ask their financial intermediary if they are an authorized agent for the Fund and about any fees that may be charged by the financial intermediary.
DIRECTLY FROM THE FUND
■  Establish your account with the Fund by submitting a completed New Account Form; and
■  Send your payment to the Fund by Federal Reserve wire or check.
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You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated Hermes EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Hermes Funds , note your account number on the check, and send it to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under “ Resources ” and then “ Literature and Forms, ” then “ Forms. ” You will receive a confirmation when this service is available.
By Online Account Services
You may access your accounts online to purchase shares through Federated Hermes’ Shareholder Account Access system once you have registered for access. This is only available for accounts held directly with the Fund. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
How to Redeem Shares
You should redeem Shares:
■  through a financial intermediary if you purchased Shares through a financial intermediary; or
■  directly from the Fund if you purchased Shares directly from the Fund.
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Shares of the Fund may be redeemed for cash as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “ Limitations on Redemption Proceeds ” ).
For important account information, see the section “ Security and Privacy Protection. ”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.
By Mail
You may redeem Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
Send requests by private courier or overnight delivery service to:
The Federated Hermes Funds
430 W 7 th Street
Suite 219318
Kansas City, MO 64105-1407
All requests must include:
■  Fund name and Share class, account number and account registration;
■  amount to be redeemed; and
■  signatures of all shareholders exactly as registered.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■  your redemption will be sent to an address other than the address of record;
■  your redemption will be sent to an address of record that was changed within the last 30 days;
■  a redemption is payable to someone other than the shareholder(s) of record; or
■  transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem shares through Federated Hermes’ Shareholder Account Access system once you have registered for access. This is only available for accounts held directly with the Fund. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedInvestors.com and select “ Sign In ” and “ Access and Manage Investments, ” or call (800) 245-4770 to speak with a Client Service Representative.
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PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■  An electronic transfer to your account at a financial institution that is an ACH member; or
■  Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■  Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes, Inc. ( “ Federated Hermes funds ” ) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■  Committed Line of Credit. The Fund participates with certain other Federated Hermes funds, on a severa basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■  Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “ in-kind ” distribution of the Fund’s portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund’s Board, which generally include distributions of a pro rata share of the Fund’s portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■  to allow your purchase to clear (as discussed below);
■  during periods of market volatility;
■  when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■  during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■  when the NYSE is closed, other than customary weekend and holiday closings;
■  when trading on the NYSE is restricted, as determined by the SEC;
■  in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or
■  as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when those checks are undeliverable and returned to the Fund.
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Systematic Withdrawal Program
You may automatically redeem Shares. The minimum amount for all new or revised systematic redemptions of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
Using FederatedInvestors.com ’s Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedInvestors.com .
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Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases and redemptions (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends monthly to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.
If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at Federatedinvestors.com/FundInformation .
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “ undeliverable, ” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property ( “ escheatment ” ) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
ACCOUNTS WITH LOW BALANCES
Federated Hermes reserves the right to close accounts if redemptions cause the account balance to fall below:
■  $1,500 for the T class (or in the case of IRAs, $250).
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be exempt. Dividends may be subject to state and local taxes, although the Fund’s dividends will be exempt from the Pennsylvania taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. In addition, the Fund may realize and distribute capital gains from time to time as a result of the Fund’s normal investment activities. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as
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long-term capital gains regardless of how long you have owned your Shares. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Special Notice Regarding the Fund’s T Shares and Frequent Trading
With respect to the Frequent Trading Policies described below, the Fund’s T Shares are not eligible for exchanges and therefore references to exchanges below should be disregarded with respect to the Fund’s T Shares.
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time as of which NAV is calculated.
The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s Shares. The Fund monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund’s management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund’s portfolio and its performance.
The Fund’s frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated Hermes funds could adversely affect the management of the Fund’s portfolio and its performance.
The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes ( “ Approved Accounts ” ). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund’s objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your Fund Shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.
26

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedInvestors.com . If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 1001 Liberty Avenue,Pittsburgh, PA 15222-3779.
The Adviser and other subsidiaries of Federated Hermes advise approximately 135 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $575.9 billion in assets as of December 31, 2019. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with nearly 1,900 employees. Federated Hermes provides investment products to approximately 11,500 investment professionals and institutions.
The Adviser advises approximately 75 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $344.3 billion in assets as of December 31, 2019.
PORTFOLIO MANAGEMENT INFORMATION
J. Scott Albrecht
J. Scott Albrecht, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since March of 1995.
Mr. Albrecht is a Senior Portfolio Manager and is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1989; has worked in investment management since 1989; has managed investment portfolios since 1995. Education: B.S., Indiana University of Pennsylvania; M.S., Carnegie Mellon University.
R.J. Gallo
R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since October of 2017.
Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for overseeing the macro risk elements in the portfolio. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A Princeton University.
The Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in the Fund.
27

ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “ Fee Limits ” as described in the footnote to the “ Risk/Return Summary: Fees and Expenses ” table found in the “ Fund Summary ” section of the Prospectus.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s annual and semi-annual shareholder reports for the periods ended August 31 and February 28, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains. As the T class has not yet commenced operations, fiscal year end information is not available as of the date of this Prospectus.
The Financial Highlights information presented in this Prospectus is for the Fund’s A class and is for illustrative purposes only. Please note that the T class is expected to have the same net expense ratio as the A class.
This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.
28

Financial Highlights – Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended August 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.19	$10.69	$10.96	$11.28	$10.88
Income From Investment Operations:
Net investment income	0.27	0.31	0.32	0.33	0.33
Net realized and unrealized gain (loss)	(0.03)	0.51	(0.27)	(0.32)	0.40
TOTAL FROM INVESTMENT OPERATIONS	0.24	0.82	0.05	0.01	0.73
Less Distributions:
Distributions from net investment income	(0.27)	(0.31)	(0.32)	(0.33)	(0.33)
Distributions from net realized gain	(0.08)	(0.01)	—	—	—
TOTAL DISTRIBUTIONS	(0.35)	(0.32)	(0.32)	(0.33)	(0.33)
Net Asset Value, End of Period	$11.08	$11.19	$10.69	$10.96	$11.28
Total Return [1]	2.21%	7.85%	0.51%	0.11%	6.85%
Ratios to Average Net Assets:
Net expenses [2]	0.76% [3]	0.76% [3]	0.76% [3]	0.76%	0.75% [3]
Net investment income	2.46%	2.85%	2.98%	2.98%	3.01%
Expense waiver/reimbursement [4]	0.18%	0.17%	0.14%	0.14%	0.13%
Supplemental Data:
Net assets, end of period (000 omitted)	$155,137	$159,471	$163,819	$178,935	$199,403
Portfolio turnover	8%	16%	21%	6%	14%
1
  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2
  Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
  The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.76%, 0.76%, 0.76% and 0.75% for the years ended August 31, 2020, 2019, 2018 and 2016, respectively, after taking into account these expense reductions.
4
  This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/ reimbursement recorded by investment companies in which the Fund may invest.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated August 31, 2020, which can be obtained free of charge.
29

Appendix A: Hypothetical Investment and Expense Information
The following chart provides additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “ Fees and Expenses ” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “ Front-End Sales Charge ” ) is reflected in the “ Hypothetical Expenses ” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES PENNSYLVANIA MUNICIPAL INCOME FUND - T CLASS
ANNUAL EXPENSE RATIO: 0.94%
MAXIMUM FRONT-END SALES CHARGE: 2.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$487.50	$10,237.50	$343.51	$10,145.85
2	$10,145.85	$507.29	$10,653.14	$97.31	$10,557.77
3	$10,557.77	$527.89	$11,085.66	$101.26	$10,986.42
4	$10,986.42	$549.32	$11,535.74	$105.37	$11,432.47
5	$11,432.47	$571.62	$12,004.09	$109.65	$11,896.63
6	$11,896.63	$594.83	$12,491.46	$114.10	$12,379.63
7	$12,379.63	$618.98	$12,998.61	$118.73	$12,882.24
8	$12,882.24	$644.11	$13,526.35	$123.55	$13,405.26
9	$13,405.26	$670.26	$14,075.52	$128.57	$13,949.51
10	$13,949.51	$697.48	$14,646.99	$133.79	$14,515.86
Cumulative		$5,869.28		$1,375.84
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Notes
[PAGE INTENTIONALLY LEFT BLANK]

An SAI dated October 31, 2020, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedInvestors.com .
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov . You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes Pennsylvania Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-6165
CUSIP 313923799
Q453471 (10/20)
© 2020 FederatedHermes, Inc.

Statement of Additional Information
October 31, 2020

Share Class | T

Federated Hermes Pennsylvania Municipal Income Fund
(formerly, Federated Pennsylvania Municipal Income Fund)

A Portfolio of Federated Hermes Municipal Securities Income Trust
(formerly, Federated Municipal Securities Income Trust)
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes Pennsylvania Municipal Income Fund (the “ Fund ” ), dated October 31, 2020.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
9	Investment Risks
12	Investment Objective (and Policies) and Investment Limitations
13	What Do Shares Cost?
16	How is the Fund Sold?
19	Purchases In-Kind
19	Redemption In-Kind
19	Massachusetts Partnership Law
19	Account and Share Information
20	Tax Information
20	Who Manages and Provides Services to the Fund?
35	Financial Information
35	Investment Ratings
40	Addresses
41	Appendix A
42	Appendix B - Pennsylvania State Risk
Federated Hermes Pennsylvania Municipal Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453473 (10/20)
© 2020 FederatedHermes, Inc.

How is the Fund Organized?
The Fund is a non-diversified portfolio of Federated Hermes Municipal Securities Income Trust ( “ Trust ” ). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on August 6, 1990. The Trust may offer separate series of shares representing interests in separate portfolios of securities. Effective June 26, 2020, the Trust changed its name from Federated Municipal Securities Income Trust to Federated Hermes Municipal Securities Income Trust, and the Fund changed its name from Federated Pennsylvania Municipal Income Fund to Federated Hermes Pennsylvania Municipal Income Fund.
The Board of Trustees ( “ Board ” ) has established the following classes of shares of the Fund, known as Class A Shares, Institutional Shares and Class T Shares ( “ Shares ” ). This SAI relates to Class T Shares. The Fund’s investment adviser is Federated Investment Management Company ( “ Adviser ” ).
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions and Techniques
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “ discount ” ) or more (a “ premium ” ) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund may invest.
Municipal Notes (A Type of Tax-Exempt Security)
Municipal notes are short-term, tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.
Municipal Auction Rate Securities (A Type of Tax-Exempt Security)
Municipal auction rate securities are tax-exempt securities that are issued (without a demand feature) generally for a specified term, during which the interest rate may be reset at specified intervals (such as, for example, every 7, 28,35 or49 days) by means of a “ Dutch Auction ” or similar competitive process. These securities may be referred to as “ municipal auction rate notes. ” In the auction, holders of such securities, and investors who seek to acquire such securities, indicate their interest in continuing to hold, or to purchase, the securities at rates that they specify to broker-dealers that serve as auction agents for the auction. If the auction is successful, a holder of such securities will be able to sell them at par value through the auction process. A “ failed auction ” occurs when, for example, the auction agent does not receive enough bids to cover the aggregate amount of securities that have been put up for sale at the auction, or the lowest interest rate at which all of the securities that have been put up for sale at the auction would be above the “ maximum interest rate ” set forth in the documentation for the securities, or some other reason. When a failed auction occurs, a holder of the securities may not be able to sell all or a portion of the securities it desired to sell at the auction, in which case the affected securities would pay the maximum interest rate set forth in their documentation until the next successful auction. The maximum interest rate may be a multiple of a specified index or a fixed rate, and may be dependent on other factors, such as the credit rating of the securities at the time of the auction. Municipal auction rate securities may be subject to interest rate, credit, credit enhancement, prepayment, liquidity and economic risks.
1

Variable Rate Demand Instruments (A Type of Tax-Exempt Security)
Variable rate demand instruments are tax-exempt securities that require the issuer or a third party, such as a dealer or bank (the “ Demand Provider ” ), to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. Some variable rate demand instruments are “ conditional, ” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other variable rate demand instruments are “ unconditional, ” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. Certain variable rate demand instruments that may be invested in by the Fund, referred to as “ synthetic ” variable rate demand instruments, have certain features, such as call features, that make it possible that the Fund will realize capital gains.
Asset-Backed Securities (A Type of Fixed-Income, Tax-Exempt Security)
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates or other similar securities. Asset-backed securities have prepayment risks.
Tax-Exempt Commercial Paper (A Type of Tax-Exempt Security)
Tax-exempt commercial paper is an obligation issued by a tax-exempt issuer with a maturity of generally less than nine months. Tax-exempt issuers may issue commercial paper to pay for current expenditures or other permissible activities. Tax-exempt issuers may constantly reissue their commercial paper and use the proceeds (or other sources) to repay maturing paper. If the tax-exempt issuer cannot continue to obtain liquidity in this fashion, and if there is not another available source of liquidity, its commercial paper may default or there may be a reduction in payments received in repayment of the tax-exempt commercial paper.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts, (each a “ Reference Instrument ” and collectively, “ Reference Instruments ” ). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “ physically settled ” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “ cash settled ” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “ Dodd-Frank Act ” ). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
2

To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “ commodity pool operator ” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).
Interest Rate Futures
An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments within the index.
Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future, security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
3

Option Contracts (A Type of Derivative)
Option contracts (also called “ options ” ) are rights to buy or sell a Reference Instrument for a specified price (the “ exercise price ” ) during, or at the end of, a specified period. The seller (or “ writer ” ) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■  Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■  Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■  Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■  Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “ swap ” ) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “ notional principal amount ” ) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 millionprincipal amount.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
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Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “ Protection Buyer ” ) agrees to make payments over the term of the CDS to the other party (the “ Protection Seller ” ), provided that no designated event of default, restructuring or other credit related event (each a “ Credit Event ” ) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “ Reference Obligation ” ). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “ par value, ” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “ Deliverable Obligation ” ). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “ cash-settled, ” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as “ Protection Buyer ” ) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as “ Protection Seller ” ) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Other Investments, Transactions, Techniques
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
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Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case, all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Notes (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “ Note Issuer ” ) with respect to which the Reference Instrument is a single bond, a portfolio of bonds or the unsecured credit of an issuer, in general (each a “ Reference Credit ” ). The purchaser of the CLN (the “ Note Purchaser ” ) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “ Credit Event ” ) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements (A Type of Fixed-Income, Tax-Exempt Security)
Reverse repurchase agreements (which are considered a type of special transaction for asset segregation purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Inter-Fund Borrowing and Third-Party Lending Arrangements
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds ( “ Federated Hermes funds ” ) advised by subsidiaries of Federated Hermes, Inc. ( “ Federated Hermes, ” formerly, Federated Investors, Inc.”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an
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inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “ failed ” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements ( “ Repo Rate ” ) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings ( “ Bank Loan Rate ” ), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of: (a) (i) the federal funds effective rate; (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of an upfront fee, and its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year, the Fund did not utilize the LOC.
Asset Segregation
In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 ( “ 1940 Act ” ), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “ set aside ” (referred to sometimes as “ asset segregation ” ) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “ cash-settle, ” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “ cash-settle, ” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market ( “ net ” ) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “ net amount ” ). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
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The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “ Investment Risks. ” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.
Temporary Investments
The Fund may make temporary investments in taxable, fixed-income securities and the following other taxable securities(in addition to taxable repurchase and reverse repurchase agreement investments):
Treasury Securities (A Type of Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks.
Bank Instruments (A Type of Fixed-Income Security)
Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. orforeign banks.
Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Government National Mortgage Association ( “ Ginnie Mae ” ), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation ( “ Freddie Mac ” ), Federal National Mortgage Association ( “ Fannie Mae ” ) and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Investors regard government securities as having minimal credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae . The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and
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the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Corporate Debt Securities (A Type of Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The credit risk of corporate debt securities vary widely across issuers.
In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking ( “ senior ” ) debt securities have a higher priority than lower ranking ( “ subordinated ” ) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust-preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper generally reduces both the market and credit risks as compared to other debt securities of the same issuer.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Prepayment and Extension Risk
Like municipal mortgage-backed securities, asset-backed securities (including fixed-income or tax-exempt securities that are pooled or collateralized) may be subject to prepayment risks and the possibility that interest and other payments may not be made. Such investments also may be subject to interest rate, credit and the other risks described in the Fund’s Prospectus and this SAI.
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Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “ futures broker ” ), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus, such as interest rate, credit, liquidity and leverage risks.
Exchange-Traded Funds Risk
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “ circuit breakers ” (which are tied to large decreases in stock prices) halts stock trading generally.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings and/or prices paid to or received by the Fund on its portfolio transactions and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “ Brokerage Transactions and Investment Allocation. ”
LIBOR Risk
Certain derivatives or debt securities, or other financial instruments in which the Fund may invest, as well as the Fund’s committed, revolving line of credit agreement, utilize or may utilize in the future the London Interbank Offered Rate (LIBOR) as the reference or benchmark rate for interest rate calculations. LIBOR is a measure of the average interest rate at which major global banks can borrow from one another. It is quoted in multiple currencies and tenors using data reported by a panel of private-sector banks. Following allegations of rate manipulation in 2012 and concerns regarding its thin liquidity, the use of
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LIBOR came under increasing pressure, and in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This may cause LIBOR to cease to be published. LIBOR panel banks have agreed to submit quotations to LIBOR through the end of 2021. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Regulators have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear.
While it is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, neither the effect of the transition process nor the viability of such measures is known. While market participants have begun transitioning away from LIBOR, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks. The effectiveness of multiple alternative reference rates as opposed to one primary reference rate has not been determined. The effectiveness of alternative reference rates used in new or existing financial instruments and products has also not yet been determined. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate, including securities and other financial instruments held by the Fund. Further, the utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance.
CYBERSECURITY RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders, and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to governmental agencies, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, may prevent required regulatory filings and reports from being made. The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “ cyber-events ” ).
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders or third parties, including cybercriminals, competitors, nation-states and “ hacktivists, ” among others. Cyber-events may include, for example, phishing, use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “ hacking ” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other vendor management efforts,
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Federated Hermes also conducts due diligence on key service providers (or vendors) relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
Investment Objective (and Policies) and Investment Limitations
The investment objective of the Fund is to provide current income exempt from federal regular income tax (federal regular income tax does not include the federal alternative minimum tax) and the personal income taxes imposed by the Commonwealth of Pennsylvania and Pennsylvania municipalities.
Under normal circumstances, the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax and the Commonwealth of Pennsylvania personal income tax.
The fundamental investment objective and policy may not be changed by the Fund’s Board without shareholder approval.
Investment Limitations
Issuing Senior Securities and Borrowing Money
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended ( “ 1940 Act ” ).
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Lending Cash or Securities
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration of Investments
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
The above limitations cannot be changed unless authorized by the Board and by the “ vote of a majority of the Fund’s outstanding voting securities, ” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
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Buying on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
Restricted Securities
The Fund may invest in securities subject to restrictions on resale under the Securities Act of 1933.
Additional Information
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
In applying the Fund’s commodities restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
In applying the Fund’s concentration limitation, investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry. In addition: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (c) asset-backed securities will be classified according to the underlying assets securing such securities; and (d) municipal securities backed principally by the assets and revenues of non-governmental entities are counted for purposes of the concentration limitation. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.
As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
What Do Shares Cost?
Determining Market Value of Securities
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■  Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
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■  Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■  Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■  Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■  OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■  Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.
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Special valuation considerations may apply with respect to the Fund’s “ odd-lot ” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee engages in oversight activities with respect to the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Trustees as discussed below in “ Fair Valuation Procedures. ”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “ bid ” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “ mid ” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “ fair value ” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■  With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■  Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
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The Board has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “ Fair Valuation Procedures. ” The Board has ultimate responsibility for any fair valuations made in response to a significant event.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor ( “ Federated Securities Corp. ” ) offers Shares on a continuous, best-efforts basis.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated Hermes fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
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Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation to financial intermediaries for services rendered in connection with technology and programming set-up, platform development and maintenance or similar services and for the provision of sales-related data to the Adviser and/orits affiliates.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2019, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31,2019, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Access Point, LLC
ADP Broker-Dealer, Inc.
American Enterprise Investment Services Inc.
American Portfolios Advisors Inc.
Ascensus Broker Dealer Services LLC
Avantax Investment Services, Inc.
Banc of America Investment Services, Inc.
BB&T Securities, LLC
BBVA Securities Inc.
BMO Harris Financial Advisors, Inc.
Broadridge Business Process Outsourcing, LLC
Brown Brothers Harriman & Company
Cadaret, Grant & Co., Inc.
Caitlin John, LLC
Calton & Associates, Inc.
Cambridge Financial Group, Inc.
Castle Rock Wealth Management, LLC
CBIZ Financial Solutions, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Specialists LLC
Cetera Investment Advisers LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
Concord Wealth Partners
CVAGS, Inc.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
E*Trade Securities LLC
Edward D. Jones & Co., LP
Emerald Advisors, LLC
Envestnet Asset Management, Inc.
Epic Advisors Inc.
ESL Investment Services, LLC
FBL Marketing Services, LLC
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fiducia Group, LLC
Fieldpoint Private Securities, LLC
Fifth Third Securities, Inc.
FIS Brokerage & Securities Services LLC
Folger Nolan Fleming Douglas Incorporated
Franklin/Templeton Distributors, Inc.
FSC Securities Corporation
Gitterman Wealth Management LLC
Goldman Sachs & Co. LLC
Great-West Life & Annuity Insurance Company
GWFS Equities, Inc.
Hancock Whitney Investment Services, Inc.
Hefren-Tillotson Inc.
Henderson Global Investors Limited
HighTower Securities, LLC
Hilltop Securities Inc.
The Huntington Investment Company
Independent Financial Group, LLC
Industrial and Commercial Bank of China Financial Services LLC
Infinex Investments, Inc.
Institutional Cash Distributors, LLC
INTL FCStone Financial Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Kestra Investment Services, LLC
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Key Investment Services, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Laidlaw Wealth Management LLC
Lincoln Financial Securities Corporation
Lincoln Investment Planning, LLC
LPL Financial LLC
M Holdings Securities, Inc.
M&T Securities Inc.
Materetsky Financial Group
Mercer Global Advisors Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mid Atlantic Capital Corp.
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corporation
NBC Securities, Inc.
Newport Group, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
NYLIFE Securities LLC
Oneamerica Securities, Inc.
Open Range Financial Group, LLC
Oppenheimer & Company, Inc.
Paychex Securities Corp
Pensionmark Financial Group, LLC
People’s Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Pitcairn Trust Company
Planmember Securities Corporation
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Private Client Services, LLC
Procyon Private Wealth Partners, LLC
Proequities, Inc.
Prudential Investment Management Services, LLC
Purshe Kaplan Sterling Investments
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Regal Investment Advisors LLC
Resources Investment Advisors, Inc.
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc.
SA Stone Wealth Management Inc.
SagePoint Financial, Inc.
Sageview Advisory Group, LLC
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors LLC
Sentry Advisors, LLC
Sigma Financial Corporation
Spire Securities LLC
State Street Global Markets, LLC
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Strategic Benefits Consultants, Inc.
Summit Financial Group, Inc.
Suntrust Investment Services, Inc.
Suntrust Robinson Humphrey, Inc.
TD Ameritrade, Inc.
Thrivent Investment Management, Inc.
TIAA CREF Individual & Institutional Services LLC
Towerpoint Wealth, LLC
Transamerica Financial Advisors, Inc.
Triad Advisors, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
United Planners Financial Services of America
Valic Financial Advisors, Inc.
Valor Financial Securities LLC
The Vanguard Group, Inc.
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Financial Partners, LLC
Voya Retirement Advisors, LLC
The Wealth Enhancement Group, Inc.
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
Wintrust Investments, LLC
Woloshin Investment Management LLC
Woodbury Financial Services, Inc.
World Equity Group, Inc.
XML Financial, LLC

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UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares and Class B Shares of the Fund and the amount retained by the Distributor for the last three fiscal years ended August 31:
	2020		2019		2018
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$ 78,366	$ 8,581	$ 42,911	$ 5,501	$ 77,034	$ 8,642
Class B Shares	—	—	—	—	$ 836	$ 836
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.
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As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: The Fulton Company, Lancaster, PA, owned approximately 2,610,097 Shares (18.93%); National Financial Services LLC, New York, NY, owned approximately 2,401,294 Shares (17.41%); Edward D. Jones & Co., Saint Louis, MO, owned approximately 1,272,354 Shares (9.22%); Pershing LLC, Jersey City, NJ, owned approximately 1,174,051 Shares (8.51%); and Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 890,167 Shares (6.45%).
As of October 7, 2020, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Fifth Third Bank, Cincinnati, OH, owned approximately 266,897 Shares (49.88%); Raymond James, St. Petersburg, FL, owned approximately 80,954 Shares (15.13%); American Enterprise Inv. Svc., Minneapolis, MN, owned approximately 55,035 Shares (10.28%); Edward D. Jones & Co., Saint Louis, MO, owned approximately 36,736 Shares (6.86%); and Commercial Bank & Trust Co., Greensburg, PA, owned approximately 33,341 Shares (6.23%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
Fifth Third Bancorp is organized in the state of Ohio.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “ Code ” ) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund’s Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
State Taxes
Under existing Pennsylvania laws, distributions made by the Fund derived from earnings from interest on exempt federal obligations issued by Pennsylvania, its political subdivisions, public authorities, boards or commissions are not subject to Pennsylvania personal income taxes. Distributions made by the Fund will be subject to Pennsylvania personal income taxes to the extent that they are derived from gain realized by the Fund from the sale or exchange of otherwise tax-exempt obligations.
State and Local Taxes
Income from the Fund is not necessarily free from taxes in states other than Pennsylvania. Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “ interested persons ” of the Fund (i.e., “ Interested ” Trustees) and those who are not (i.e., “ Independent ” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Trust comprised four portfolios, and the Federated Hermes Complex consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
As of October 7, 2020, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding Shares.
20

qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “ Independent Trustees Background and Compensation ” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■  Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■  Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■  No conflicts which would interfere with qualifying as independent.
■  Appropriate interpersonal skills to work effectively with other Independent Trustees.
■  Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■  Diversity of background.
interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 1990
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; President, Chief Executive
Officer and Director, Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global
Investment Management Corp.; Chairman and Trustee, Federated Equity
Management Company of Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport
Research, Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes Complex; Vice President,
Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated
Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company;
President of some of the Funds in the Federated Hermes Complex and
Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and Director of Federated
Investment Counseling; President and CEO of Passport Research, Ltd.;
Director, Edgewood Securities Corp.; Director, Federated Services
Company; Director, Federated Hermes, Inc.; Chairman and Director,
Southpointe Distribution Services, Inc. and President, Technology,
Federated Services Company.
		$0	$0
*
Reasons for “ interested ” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
21

Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director,
and Chairman of the Compensation Committee, KLX Energy Services
Holdings, Inc. (oilfield services); former Director of KLX Corp (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins Group,
Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director,
FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical
Center (Harvard University Affiliate Hospital).
		$357.16	$286,000
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee
of the Federated Hermes Complex; formerly, Vice Chair, Ernst & Young LLP
(public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture
Companies, Inc.; formerly, Director, Member of Governance and
Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served on the Business School Board of
Visitors for Wake Forest University, and he previously served as an
Executive Committee member of the United States Golf Association.
		$93.66	$286,000
22

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Adjunct Professor of Law, Duquesne University School of Law;
formerly, Dean of the Duquesne University School of Law and Professor of
Law and Interim Dean of the Duquesne University School of Law; formerly,
Associate General Secretary and Director, Office of Church Relations,
Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne
University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court
Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic High Schools of the
Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
Saint Vincent College; and Director and Chair, North Catholic
High School, Inc.
		$357.16	$286,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Hermes Complex; Management Consultant and Author. Other Directorships Held: None. Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.	$324.69	$260,000
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006
Principal Occupations: Director or Trustee, of the Federated Hermes
Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director,
The Golisano Children’s Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief
Executive Officer, Aeltus Investment Management, Inc.; General Partner,
Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer,
The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer,
Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
		$105.12	$321,000
23

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and Executive
Vice President and Chief Legal Officer, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.

Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and
Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as
Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey
previously served as Chief Legal Officer and Executive Vice President, CNX
Resources Corporation (formerly known as CONSOL Energy Inc.) and Board
Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC
(a law firm).
		$324.69	$260,000
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: June 1999
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees, of the Federated Hermes Complex; President and
Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
		$430.85	$345,000
OFFICERS*
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services,
Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services
Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA,
LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution
Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee
and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative
Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities
Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company;
and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.

Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

24

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in
2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees ( “ Committee ” ), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Trust. 1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus [1]
Peter E. Madden	$ 31.25	$ 52,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.
25

Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue John T. Collins John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
Committee shall deem to be in the best interests of the Trust. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O’Neill
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Charles F. Mansfield, Jr. Thomas M. O’Neill P. Jerome Richey John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “ Independent Trustee, ” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
One
BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
26

Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2019
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes Pennsylvania Municipal Income Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
John B. Fisher	None	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Charles F. Mansfield, Jr.	None	$50,001-$100,000
Thomas M. O’Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a 60% interest in Hermes Fund Managers Limited (Hermes), which operates as Hermes Investment Management, a pioneer of integrated ESG investing. Hermes’ experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of Hermes Investment Management Limited, is our in-house engagement and stewardship team. The 40+ member team conducts long-term, objectives-driven dialogue with board and senior executive level representatives of more than 1,000 issuers. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long term strategic matters as an additional input to improve portfolio risk/return characteristics.
Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “ accounts ” ) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more
27

than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “ soft dollars ” ). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Manager is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
J. Scott Albrecht, Portfolio Manager
Types of Accounts Managed by J. Scott Albrecht	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$576.6 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
J. Scott Albrecht is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond PA, Investment Grade Index) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Albrecht is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Albrecht is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Albrecht serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one IPP group (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP group. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to the other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
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Richard J. Gallo, Portfolio Manager
Types of Accounts Managed by Richard J. Gallo	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	8/$11.8 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	4/$20.2 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Richard J. Gallo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. ( “ Federated Hermes ” ). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s benchmark (i.e., S&P Municipal Bond PA, Investment Grade Index) and the Fund’s designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Gallo is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Gallo is responsible when his compensation is calculated may be equal or can vary. In addition, Mr. Gallo has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
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Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “ General Policy. ”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a particular client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.
The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
On matters related to the board of directors, generally the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (5) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (6) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year. In addition, the Adviser will generally vote in favor of; (7) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (8) shareholder proposals to declassify the board of directors; (9) shareholder proposals to require a majority voting standard in the election of directors; (10) shareholder proposals to separate the roles of chairman of the board and CEO; and (11) a proposal to require a company’s audit committee to be comprised entirely of independent directors.
On other matters of corporate governance, generally the Adviser will vote in favor of: (1) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (2) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (3) a proposal to ratify the board’s selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (4) a proposal to repeal a shareholder rights plan (also known as a “ poison pill ” ) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (5) shareholder proposals to eliminate supermajority requirements in company bylaws; and (6) shareholder proposals calling for “ Proxy Access, ” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors. The Adviser will generally withhold support from shareholder proposals to grant shareholders the right to act by written consent.
On environmental and social matters, generally the Adviser will vote in favor of shareholder proposals calling for: (1) enhanced disclosure of the company’s approach to mitigating climate change and other environmental risks; (2) managing risks related to manufacturing or selling of guns and opioids; (3) monitoring gender pay equity; and (4) achieving and maintaining diversity on the board of directors. Generally, the Adviser will not support shareholder proposals calling for limitations on political activity by the company, including political contributions, lobbying and memberships in trade associations.
On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); and (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders. The Adviser will decide how to vote on proposals to authorize a stock repurchase or special dividend program on a case-by-case basis.
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On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans ( “ Say On Pay ” ) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.
If a shareholders meeting is contested, that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder, the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “ illiquid ” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research ( “ Non-Qualitative Accounts ” ), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee ( “ Proxy Committee ” ), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy voting service, soliciting voting recommendations from the Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time, and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “ Standard Voting Instructions ” ). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “ case-by-case vote ” ). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy voting service to perform various proxy voting related administrative services such as ballot reconciliation, vote processing, and recordkeeping functions. The Proxy Committee has supplied the proxy voting services with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling
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for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “ Interested Company. ”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “ proportional voting. ” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote ( “ Downstream Affiliate ” ), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders’ meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:
■  A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
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■  Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Director of Proxy Voting, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “ Form N-PX ” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation . Form N-PX filings are also available at the SEC’s website at sec.gov .
Portfolio Holdings Information
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedInvestors.com/FundInformation . A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: the Fund’s top 10 holdings, weighted average effective maturity, weighted average effective duration and other portfolio characteristics, and percentage breakdowns of the portfolio by sector and credit quality.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedInvestors.com . The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov .
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “ Form N-PORT. ” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com .
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “ interest ” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
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Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services ( “ Administrative Services ” ), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “ Investment Complex ” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100 of 1%	on assets up to $50 billion
0.075 of 1%	on assets over $50 billion
Custodian
The Bank of New York Mellon, New York, New York, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, KPMG LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.
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FEES PAID BY THE FUND FOR SERVICES
For the Year Ended August 31	2020	2019	2018
Advisory Fee Earned	$ 620,416	$ 630,553	$ 689,813
Advisory Fee Waived	$ 244,842	$ 230,895	$ 212,495
Net Administrative Fee	$ 123,148	$ 132,189	$ 138,251
Net 12b-1 Fee:
Class A Shares	—	—	—
Class B Shares	—	—	$ 4,540
Net Shareholder Services Fee:
Class A Shares	$ 355,879	$ 362,571	$ 395,248
Class B Shares	—	—	$ 1,514
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing ( “ Rule 12b-1 ” ) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
The Fund did not participate in any securities lending activities during the Fund’s most recently completed fiscal year.
Gross income from securities lending activities	$ 00.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$ 00.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$ 00.00
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$ 00.00
Net income from securities lending activities	$ 00.00
Financial Information
The Financial Statements for the Fund for the fiscal year ended August 31, 2020, are incorporated herein by reference to the Annual Report to Shareholders of Federated Hermes Pennsylvania Municipal Income Fund dated August 31, 2020.
Investment Ratings
Standard & Poor’s Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: the likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
AAA — An obligation rated “ AAA ” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated “ AA ” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
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A — An obligation rated “ A ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated “ BBB ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “ BB, ” “ B, ” “ CCC, ” “ CC, ” and “ C ” are regarded as having significant speculative characteristics. “ BB ” indicates the least degree of speculation and “ C ” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated “ BB ” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated “ B ” is more vulnerable to nonpayment than obligations rated “ BB, ” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated “ CCC ” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated “ CC ” is currently highly vulnerable to nonpayment.
C — A “ C ” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “ C ” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D — An obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “ D ” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “ AA ” to “ CCC ” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive — Positive means that a rating may be raised.
Negative — Negative means that a rating may be lowered.
Stable — Stable means that a rating is not likely to change.
Developing — Developing means a rating may be raised or lowered.
N.M. — N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days – including commercial paper.
A-1 — A short-term obligation rated “ A-1 ” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated “ A-2 ” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
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A-3 — A short-term obligation rated “ A-3 ” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “ B ” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “ C ” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated “ D ” is in payment default. The “ D ” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “ D ” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
MOODY’S Investor Services, Inc. (MOODY’s) LONG-TERM RATINGS
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY’S Short-Term RATINGS
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch’s opinion on an entity’s relative vulnerability to default on financial obligations. The “ threshold ” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality — “ AAA ” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality — “ AA ” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality — “ A ” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
37

BBB: Good Credit Quality — “ BBB ” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative — “ BB ” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative — “ B ” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk — Default is a real possibility.
CC: Very High Levels of Credit Risk — Default of some kind appears probable.
C: Exceptionally High Levels of Credit Risk — Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “ C ” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “ RD ” or “ D ” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default — “ RD ” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default — “ D ” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“ Imminent ” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “ short term ” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. publicfinance markets.
F-1: Highest Short-Term Credit Quality — Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “ + ” to denote any exceptionally strong credit feature.
F-2: Good Short-Term Credit Quality — Good intrinsic capacity for timely payment of financial commitments.
F-3: Fair Short-Term Credit Quality — The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality — Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk — Default is a real possibility.
RD: Restricted Default — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
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D: Default — Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best’s long-term debt rating is Best’s independent opinion of an issuer/entity’s ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional — Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong — Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong — Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate — Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative — Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.
b: Very Speculative — Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative — Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “ aa ” to “ ccc ” may be enhanced with a “ + ” (plus) or “ - ” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best’s short-term debt rating is Best’s opinion of an issuer/entity’s ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest — Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding — Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory — Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate — Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer’s capacity to meet its financial commitments.
AMB-4 Speculative — Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company’s ability to meet its financial commitments.
d: In Default — Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u — Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd — Indicates ratings assigned to a company that chose not to participate in A.M. Best’s interactive rating process. (Discontinued in 2010).
i — Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to36 months.
Positive — Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative — Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable — Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.
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Addresses
Federated Hermes Pennsylvania Municipal Income Fund
Class T Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 219318
Kansas City, MO 64121-9318
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
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Appendix A
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
The Bank of New York Mellon
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
IHS Markit (Markit North America)
ICE Data Pricing & Reference Data, LLC
JPMorgan PricingDirect
Refinitiv US Holdings Inc.
RATINGS AGENCIES
Fitch, Inc.
Moody’s Investors Service, Inc.
Standard & Poor’s Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Bloomberg L.P.
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
Sustainalytics U.S. Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
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Appendix B - Pennsylvania State Risk
STATE SPECIFIC INFORMATION
Risks of Concentration. The following information as to certain state specific considerations is given to investors in view of the Fund’s policy of concentrating its investments in particular state issuers. Such information supplements the information in the prospectus. It is derived from sources that are generally available to investors and is believed to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of issuers of each particular state. The Trust has not independently verified this information.
The following describes economic conditions which may not continue and could change materially. There can be no assurance that particular bond issues may not be adversely affected by changes in economic, political or other conditions.
PENNSYLVANIA
Information as of September 30, 2020
Special Considerations Relating to Pennsylvania
The Commonwealth of Pennsylvania (referred to in this “ Pennsylvania Concentration ” section as the “ Commonwealth , ” the “ State ” or “ Pennsylvania ” ) is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over recent decades as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.
The General Fund, Pennsylvania’s largest operating fund, receives all tax revenues, non-tax revenues, and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed the fiscal year ended June 30, 2019 with a fund balance of $883.1 million.
For the fiscal year ended June 30, 2020, General Fund collections totaled $32.3 billion, sales tax collections totaled $10.8 billion, personal income tax collections totaled $12.8 billion and corporation tax collections totaled $4.8 billion.
For the fiscal period from July 1, 2020 to August 31, 2020, General Fund collections totaled $6.7 billion, sales tax collections totaled $2.3 billion, which is $92.7 million, or 4.2 percent, more than anticipated, personal income tax collections totaled $3.2 billion, which is $42.9 million, or 1.4 percent, above estimate, and corporation tax collections totaled $543.8 million, which is $28.2 million, or 1.4 percent, above estimate. The Pennsylvania Department of Revenue believes the August revenue collections show that Pennsylvania is still seeing the effects of extending tax deadlines to provide relief to Pennsylvania taxpayers during the COVID-19 pandemic. The Pennsylvania legislature approved the passage of a $55.7 billion interim budget for the fiscal year 2020-21 on May 29, 2020, which addresses the uncertainty surrounding the COVID-19 pandemic. Under the interim budget, education was funded for the full year in the same amounts as the 2019-20 fiscal year. Further, debt service, pension funding and related entities’ debt service were funded for the entire 2020-21 fiscal year. All other operations were only funded through November 30, a five-month period. By November 2020, it is expected that there will be more certainty about health and economic conditions and the legislature and the governor’s office will negotiate a revenue and spending plan for the remaining seven months of the 2020-21 fiscal year. Additionally, Pennsylvania received $3.9 billion in Coronavirus Aid, Relief, and Economic Security Act ( “ Cares Act ” ) funding from the federal government. As of August 7, 2020, the remaining balance to be appropriated by the General Assembly is approximately $1.3 billion. Pennsylvania passed Act 2A of 2020 which appropriated $2.6 billion of the $3.9 billion the Commonwealth received in Cares Act funding. The expectation is that the remaining Cares Act funds will be appropriated by the end of the 2020 calendar year.
The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.
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Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $10,750.3 million at June 30, 2020, a decrease of $808.7 million from June 30, 2019. Over the 10-year period ended June 30, 2020, total net outstanding general obligation debt decreased at an annual rate of 0.8 percent. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 2.3 percent.
Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of or revenues derived from the various projects financed; it is not an obligation of the state. Some of these organizations, however, are indirectly dependent on state appropriations. State-related agencies and their outstanding debt as of June 30, 2020, include the Delaware River Joint Toll Bridge Commission ($709.2 million), the Delaware River Port Authority ($1,314.3 million), the Pennsylvania Economic Development Financing Authority ($5,381.1 million), the Pennsylvania Higher Education Assistance Agency ($3,255.6 million), the Pennsylvania Higher Education Facilities Authority ($6,038.9 million), the Pennsylvania Industrial Development Authority ($109.5 million), the Pennsylvania Infrastructure Investment Authority ($95.9 million), the Pennsylvania Turnpike Commission ($13,709.9 million) and the State Public School Building Authority ($2,585.1 million).
The Pennsylvania Housing Finance Agency ( “ PHFA ” ) is a state-created agency that provides financing for housing for low and moderate-income families and people with special needs in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA directs the Governor, upon notification from PHFA, to include in the proposed executive budget of the Commonwealth for the next succeeding year an amount sufficient to fund such deficiency to avoid such default. The budget as finally adopted by the General Assembly may or may not include the amount so requested by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. PHFA had $3,035.8 million in bonds outstanding at June 30, 2020.
The Commonwealth Financing Authority ( “ CFA ” ) is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financing are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.
As of May 31, 2020, the CFA had $4,391.9 million in outstanding bond debt (including Tobacco Bonds). With respect thereto, a restricted revenue account is funded annually through a Sales and Use Tax transfer as the source used to service approximately $3,752.3 million of outstanding debt and the Pennsylvania Gaming and Economic Development and Tourism Fund has been the source used to service approximately $639.6 million of such outstanding debt.
Pursuant to Act 25 of2016 ( “ Act 25 ” ), the CFA is authorized to issue debt related to the Commonwealth’s share of school district construction costs referred to as the PlanCon process. Act 25 established a new funding mechanism to pay school districts for construction reimbursements due to them and to fund capital grants to school districts as part of the PlanCon process. The CFA is authorized to issue up to $2.5 billion in appropriation backed debt in connection with the Commonwealth’s share of school construction costs; debt in excess of $2.5 billion may be incurred by CFA for this purpose if CFA and the Department of Education determine that $2.5 billion is insufficient to carry out the purposes of Act 25 and if the Secretary of the Budget approves such determination. The expectation is that the borrowings will occur from time to time over the next five to ten years. As of March 31, 2020, the CFA has issued $1.56 billion for construction reimbursement purposes under Act 25.
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Litigation . The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. The State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not possible to predict their outcome or estimate the potential impact on the ability of the State to pay debt service costs on its obligations. Therefore, in 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. This cap does not apply to tax appeals.
The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.
Additional Information. The information herein has not been independently verified and constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of Pennsylvania.
44

Item 28. Exhibits

(a)	Declaration of Trust
	Conformed copy of Declaration of Trust of the Registrant dated August 6, 1990, including Amendment Nos. 1 through 32	+

(b)	By-Laws
	Conformed Copy of By-Laws of the Registrant effective June 26, 2020, including Amendment Nos. 1 through 11	+

(c)	Instruments Defining Rights of Security Holders
1

Copy of Specimen Certificate for Shares of Beneficial Interest for Federated Pennsylvania Municipal Income Fund (Class A Shares), Federated Ohio Municipal Income Fund (Class F Shares) and Federated Michigan Intermediate Municipal Trust (Class F Shares) of the Registrant, as filed in Post-Effective Amendment No. 21 on October 24, 1996 on Form N-1A (File Nos. 33-36729 and 811-6165)

As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.

(d)	Investment Advisory Contracts

Federated Investment Management Company

Conformed copy of the Investment Advisory Contract of the Registrant dated September 9, 1991, including Exhibits A through I, Amendment dated June 1, 2001 and Limited Power of Attorney dated June 1, 2017

+

(e)	Underwriting Contracts

	Conformed copy of the Distributor’s Contract of the Registrant dated September 9, 1991, including Exhibits A-Y, as amended, and Amendments dated June 1, 2001 and October 1, 2003	+

(f)	Bonus or Profit Sharing Contracts
Not applicable

(g)	Custodian Agreements
	Conformed copy of Custody Agreement dated June 7, 2005 by and between The Bank of New York Mellon and the Registrant, including Amendments 1-32, and Exhibits A and B, revised June 29, 2020	+

(h)	Other Material Contracts

1	Services Agreement
(a)	Conformed copy of Services Agreement between Federated Advisory Services Company and Federated Investment Management Company dated January 1, 2004, including Schedule 1 (revised October 1, 2020)	+
(b)	Conformed copy of the Second Amended and Restated Services Agreement, amended and restated as of December 1, 2001, between Federated Shareholder Services Company and the Registrant, including Schedule 1 (revised June 29, 2020)	+

2	Transfer Agency Agreement
	Conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust dated January 31, 2017, including Exhibit A (revised June 1, 2020) and Schedules	+

3	Administrative Services Agreement
	Conformed copy of the Second Amended and Restated Agreement for Administrative Services between the Federated Funds and Federated Administrative Services dated September 1, 2017, including Exhibit A (revised September 1, 2020) and Exhibit B	+

4	Financial Administration and Accounting Agreement
	Conformed copy of the Fund Accounting Agreement between the Federated Funds and The Bank of New York Mellon dated March 1, 2011, as amended, including Schedule 1 (updated as of June 29, 2020)	+

(i)	Legal Opinion
Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered dated October 4, 1990, as filed on paper via Form SE in Pre-Effective Amendment No. 2 on October 4, 1990.

(j)	Other Opinions
	Conformed copy of Consent of Independent Registered Public Accounting Firm KPMG LLP	+

(k)	Omitted Financial Statements
Not Applicable

(l)	Initial Capital Agreements
Conformed copy of Initial Capital Understanding dated October 1, 1990, as filed on paper via Form SE in Pre-Effective Amendment No. 2 on October 4, 1990.

(m)	Rule 12b-1 Plan
	Conformed copy of the Distribution Plan between certain classes of the Registrant and Federated Securities Corp., dated February 12, 2004, including Exhibit A to Exhibit I	+

(n)	Rule 18f-3 Plan
	Conformed copy of the Multiple Class Plan and all share class Exhibits as adopted by certain Federated investment companies offering separate classes of shares	+

(o)	Powers of Attorney
1	Conformed copy of Power of Attorney of Charles E. Mansfield, Jr., Trustee of the Registrant and John Walsh, Trustee of the Registrant, as filed via EDGAR in PEA No. 31 filed October 26, 2000 on Form N-1A (File Nos. 33-36729 and 811-6165)
2	Conformed copy of Power of Attorney of J. Christopher Donahue, President and Trustee of the Registrant, as filed via EDGAR in PEA No. 34 filed October 28, 2002 on Form N-1A (File Nos. 33-36729 and 811-6165)
3	Conformed copy of Power of Attorney of Thomas O’Neill, Trustee of the Registrant, as filed via EDGAR in PEA No. 45 filed October 20, 2006 on Form N-1A (File Nos. 33-36729 and 811-6165)
4	Conformed copy of Power of Attorney of Maureen E. Lally-Green, Trustee of the Registrant, as filed via EDGAR in PEA No. 55 filed October 30, 2009 on Form N-1A (File Nos. 33-36729 and 811-6165)
5	Conformed copy of Power of Attorney of Lori A. Hensler, Treasurer of the Registrant, as filed via EDGAR in PEA No. 61 filed June 11, 2013 on Form N-1A (File Nos. 33-36729 and 811-6165)
6	Conformed copy of Power of Attorney of John T. Collins, Trustee of the Registrant and P. Jerome Richey, Trustee of the Registrant, as filed via EDGAR in PEA No. 65 filed October 28, 2014 on Form N-1A (File Nos. 33-36729 and 811-6165)
7	Conformed copy of Power of Attorney of G. Thomas Hough, Trustee of the Registrant, as filed via EDGAR in PEA No. 67 filed October 28, 2015 on Form N-1A (File Nos. 33-36729 and 811-6165)
8	Conformed copy of Power of Attorney of John B. Fisher, Trustee of the Registrant, as filed via EDGAR in PEA No. 69 filed October 26, 2016 on Form N-1A (File Nos. 33-36729 and 811-6165)

(p)	Codes of Ethics
Conformed copy of the Federated Hermes, Inc. Code of Ethics for Access Persons, effective January 31, 2020, as filed via EDGAR in Post-Effective Amendment No. 80 on April 28, 2020 on Form N-1A (File Nos. 33-36729 and 811-6165)

+	Exhibit is being filed electronically with registration statement

Exhibit List for Inline Interactive Data File Submission.

Index No.	Description of Exhibit
EX-101.INS	XBRL Instance Document - Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to the Registrant's By-Laws, as amended. This includes indemnification against: (a) any liabilities or expenses incurred in connection with the defense or disposition of any action, suit or proceeding in which an Officer or Trustee may be or may have been involved; and (b) any liabilities and expenses incurred by an Officer or Trustee as a result of having provided personally identifiable information to a regulator or counterparty by or with whom the Registrant (or its series, as applicable) is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty.

The Investment Advisory Contract, and Sub-advisory Agreement as applicable, (collectively, “Advisory Contracts”) between the Registrant and the investment adviser, and sub-adviser as applicable, (collectively, “Advisers”) of its series, provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contracts on the part of the Advisers, Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract contains provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws, as amended, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws, as amended, or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the By-Laws, as amended, or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 31 Business and Other Connections of Investment Adviser: Federated Investment Management Company
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Hermes, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Hermes, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and James J. Gallagher, II, Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Hermes Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Robert J. Ostrowski
Senior Vice Presidents:

Todd Abraham

J. Scott Albrecht

Randall S. Bauer

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Susan R. Hill

William R. Jamison

Jeffrey A. Kozemchak

Anne H. Kruczek

Marian R. Marinack

Mary Jo Ochson

Jeffrey A. Petro

Ihab Salib

Michael W. Sirianni, Jr.

Steven J. Wagner

Paige Wilhelm

Vice Presidents:

Christopher S. Bodamer

G. Andrew Bonnewell

Hanan Callas

David B. Catalane, Jr.

Leslie Ciferno

Jerome Conner

Lee R. Cunningham, II

Gregory Czamara, V

B. Anthony Delserone, Jr.

Joseph A. Delvecchio

Jason DeVito

Bryan Dingle

William Ehling

Ann Ferentino

Kevin M. Fitzpatrick

Timothy P. Gannon

Kathryn P. Glass

James L. Grant

Patricia L. Heagy

Nathan H. Kehm

John C. Kerber

J. Andrew Kirschler

Allen J. Knizner

Tracey Lusk

Karen Manna

Daniel James Mastalski

Robert J. Matthews

Christopher McGinley

Keith E. Michaud

Karl Mocharko

Joseph M. Natoli

Gene Neavin

Bob Nolte

Liam O’Connell

Mary Kay Pavuk

John Polinski

Rae Ann Rice

Brian Ruffner

Thomas C. Scherr

John Sidawi

Kyle Stewart

Patrick J. Strollo, III

Mary Ellen Tesla

James Damen Thompson

Timothy G. Trebilcock

Nicholas S. Tripodes

Anthony A. Venturino

Mark Weiss

George B. Wright

Christopher Wu

Assistant Vice Presidents:

John Badeer

Ian Paul Bangor

Patrick Benacci

Nicholas Cecchini

James Chelmu

Joseph Engel

Brandon Ray Hochstetler

Jeff J. Ignelzi

Nick Navari

Bradley Payne

Braden Rotberg

John W. Scullion

Steven J. Slanika

Peter Snook

Randal Stuckwish

Michael S. Wilson

Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 32 Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following investment companies, including the Registrant:
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adviser Series
Federated Hermes Core Trust
Federated Hermes Core Trust III
Federated Hermes Equity Funds
Federated Hermes Equity Income Fund, Inc.
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Global Allocation Fund
Federated Hermes Government Income Securities, Inc.
Federated Hermes Government Income Trust
Federated Hermes High Income Bond Fund, Inc.
Federated Hermes High Yield Trust
Federated Hermes Income Securities Trust
Federated Hermes Index Trust
Federated Hermes Institutional Trust
Federated Hermes Insurance Series
Federated Hermes Intermediate Municipal Trust
Federated Hermes International Series, Inc.
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Managed Pool Series
Federated Hermes MDT Series
Federated Hermes Money Market Obligations Trust
Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Municipal Securities Income Trust
Federated Hermes Premier Municipal Income Fund
Federated Hermes Project and Trade Finance Tender Fund
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Term Government Trust
Federated Hermes Total Return Government Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes World Investment Series, Inc.

(b)
(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Paul Uhlman
Vice President and Director:	Peter J. Germain
Director:	Frank C. Senchak

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Michael Bappert Peter W. Eisenbrandt Solon A. Person, IV
Senior Vice Presidents:

Irving Anderson

Daniel G. Berry

Jack Bohnet

Edwin J. Brooks, III

Bryan Burke

Scott J. Charlton

Steven R. Cohen

James S. Conley

Stephen R. Cronin

Charles L. Davis, Jr.

Michael T. Dieschborg

Michael T. DiMarsico

Jack C. Ebenreiter

James Getz, Jr.

Scott A. Gunderson

Dayna C. Haferkamp

Vincent L. Harper, Jr.

Bruce E. Hastings

Donald Jacobson

Jeffrey S. Jones

Scott D. Kavanagh

Harry J. Kennedy

Michael Koenig

Edwin C. Koontz

Anne H. Kruczek

Jane E. Lambesis

Jerry Landrum

Hans W. Lange, Jr.

Michael Liss

Diane Marzula

Amy Michaliszyn

Richard C. Mihm

Vincent T. Morrow

Alec H. Neilly

Keith Nixon

James E. Ostrowski

Stephen Otto

Richard P. Paulson

Richard A. Recker

Diane M. Robinson

Brian S. Ronayne

Timothy A. Rosewicz

Eduardo G. Sanchez

Tom Schinabeck

Edward L. Smith

John Staley

William C. Tustin

Michael N. Vahl

G. Walter Whalen

Lewis C. Williams

Michael Wolff

Daniel R. Wroble

Erik Zettlemayer

Paul Zuber

Vice Presidents:

Frank Amato

Catherine M. Applegate

Kenneth C. Baber

Raisa E. Barkaloff

Robert W. Bauman

Marc Benacci

Christopher D. Berg

Bill Boarts

Matthew A. Boyle

Edward R. Bozek

Thomas R. Brown

Mark Carroll

Dan Casey

Stephen J. Costlow

Mary Ellen Coyne

Kevin J. Crenny

David G. Dankmyer

Christopher T. Davis

Donald Edwards

Mark A. Flisek

Stephen Francis

Heather W. Froelich

David D. Gregoire

Raymond J. Hanley

George M. Hnaras

Scott A. Holick

Ryan W. Jones

Todd Jones

Patrick Kelly

Nicholas R. Kemerer

Robert H. Kern

Shawn E. Knutson

Crystal C. Kwok

David M. Larrick

John P. Liekar

Jonathan Lipinski

Paul J. Magan

Margaret M. Magrish

Alexi A. Maravel

Meghan McAndrew

Martin J. McCaffrey

Samuel McGowan

Daniel McGrath

Brian McInis

John C. Mosko

Mark J. Murphy

Catherine M. Nied

Ted Noethling

John A. O’Neill

Mark Patsy

Marcus Persichetti

Max E. Recker

Emory Redd

Matt Ryan

John Shrewsbury

Peter Siconolfi

Neal Siena

Justin Slomkowski

Bradley Smith

John R. Stanley

Mark Strubel

Jonathan Sullivan

David Wasik

Theodore Williams

Brian R. Willer

Littell L. Wilson

James J. Wojciak

Assistant Vice Presidents:

Debbie Adams-Marshall

Zachary J. Bono

Edward R. Costello

Madison Dischinger

Chris Jackson

Kristen C. Kiesling

Anthony W. Lennon

Stephen R. Massey

Carol McEvoy McCool

John K. Murray

Melissa R. Ryan

Carol Anne Sheppard

Scott A. Vallina

Laura Vickerman

Secretary:	Kary A. Moore
Assistant Secretaries:	Edward C. Bartley
Thomas R. Donahue
George F. Magera
Treasurer:	Richard A. Novak
Assistant Treasurer:	Jeremy D. Boughton
Chief Compliance Officer:	Stephen Van Meter

(c)	Not Applicable

Item 33 Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Federated Hermes Funds 4000 Ericsson Drive Warrendale, PA 15086-7561 (Notices should be sent to the Agent for Service at the address listed on the facing page of this filing.)
State Street Bank and Trust Company (“Transfer Agent and Dividend Disbursing Agent”)	P.O. Box 219318 Kansas City, MO 64121-9318
The Bank of New York Mellon (Custodian)	One Wall Street New York, NY 10286
Federated Administrative Services (“Administrator”)	1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Investment Management Company(“Adviser”)	1001 Liberty Avenue Pittsburgh, PA 15222-3779

Item 34 Management Services: Not applicable.

Item 35 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 28th day of October, 2020.

FEDERATED HERMES MUNICIPAL SECURITIES INCOME TRUST
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera Assistant Secretary	Attorney In Fact For the Persons Listed Below	October 28, 2020
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John B. Fisher*	Trustee
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney